Exhibit 10.13

EXECUTION VERSION

DIVCORE CLO 2013-1, LTD.,
as Issuer,

DIVCORE CLO 2013-1, LLC,
as Co-Issuer,

SITUS ASSET MANAGEMENT LLC,
as Advancing Agent

AND

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Trustee

INDENTURE

Dated as of December 6, 2013

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SCHEDULES

Schedule A	Closing Date Mortgage Loans
Schedule B	LIBOR
Schedule C	List of Authorized Officers of Collateral Manager

EXHIBITS

Exhibit A-1	Form of Class A Senior Secured Floating
Rate Note (Global Security)
Exhibit A-2	Form of Class A Senior Secured Floating
Rate Note (Definitive Note)
Exhibit B-1	Form of Class B Secured Floating
Rate Note (Global Security)
Exhibit B-2	Form of Class B Secured Floating
Rate Note (Definitive Note)
Exhibit C-1	Form of Transfer Certificate – Regulation S Global Security
Exhibit C-2	Form of Transfer Certificate - Rule 144A Global Security
Exhibit C-3	Form of Transfer Certificate - Definitive Note
Exhibit D	Online Market Data Provider Certification
Exhibit E	Form of Custodial Certification
Exhibit F	Form of Request for Release
Exhibit G	Form of NRSRO Certification
Exhibit H	Form or Representations and Warranties For Mortgage Loans
Exhibit I	Form of Eligibility Criteria Compliance Certificate
Exhibit J	Investor Certification
Exhibit K	Form of Monthly Report

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                    INDENTURE, dated as of December 6, 2013, by and between DivCore CLO 2013-1, LTD., an exempted company incorporated in the Cayman Islands with limited liability (the “Issuer”), DivCore CLO 2013-1, LLC, a limited liability company formed under the laws of Delaware (the “Co-Issuer”), Wells Fargo Bank, National Association, a national banking association, as trustee (herein, together with its permitted successors and assigns in the trusts hereunder, the “Trustee”), and Situs Asset Management LLC, a Texas limited liability company, as advancing agent (herein, together with its permitted successors and assigns in the trusts hereunder, the “Advancing Agent”).

PRELIMINARY STATEMENT

                    Each of the Issuer and the Co-Issuer is duly authorized to execute and deliver this Indenture to provide for the Notes issuable as provided in this Indenture. All covenants and agreements made by the Issuer and Co-Issuer herein are for the benefit and security of the Secured Parties. The Issuer, the Co-Issuer, the Trustee, and the Advancing Agent are entering into this Indenture, and the Trustee is accepting the trusts created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

                    All things necessary to make this Indenture a valid agreement of the Issuer and Co-Issuer in accordance with this Indenture’s terms have been done.

GRANTING CLAUSES

                    The Issuer hereby Grants to the Trustee, for the benefit and security of the Secured Parties, all of its right, title and interest in, to and under, in each case, whether now owned or existing, or hereafter acquired or arising:

                    (a) the Mortgage Loans listed in the Schedule of Closing Date Mortgage Loans which the Issuer purchases on the Closing Date and causes to be delivered to the Trustee (directly or through an agent or bailee) herewith, all payments thereon or with respect thereto and all Mortgage Loans which are delivered to the Trustee (directly or through an agent or bailee) after the Closing Date pursuant to the terms hereof (including all Additional Mortgage Loans and Reinvestment Mortgage Loans) and all payments thereon or with respect thereto,

                    (b) the Collection Accounts, the Payment Account, the Expense Account, the Unused Proceeds Account, the Future Funding Reserve Account, the Custodial Account and the related security entitlements and all income from the investment of funds in any of the foregoing at any time credited to any of the foregoing accounts,

                    (c) the Eligible Investments,

                    (d) the rights of the Issuer under the Collateral Management Agreement, each Mortgage Loan Purchase Agreement (including any Mortgage Loan Purchase Agreement entered into after the Closing Date) and the Servicing Agreement,

                    (e) all amounts delivered to the Trustee (or its bailee) (directly or through a securities intermediary) for deposit into any Account,

                    (f) all other investment property, instruments and general intangibles in which the Issuer has an interest, other than the Excepted Assets,

                    (g) the Issuer’s ownership interest in, and rights to, all Permitted Subsidiaries and

                    (h) all proceeds with respect to the foregoing clauses (a) through (g).

                    The collateral described in the foregoing clauses (a) through (h), with the exception of any Excepted Assets, is referred to herein as the “Collateral.” Such Grants are made to secure the Notes equally and ratably without prejudice, priority or distinction between any Note and any other Note for any reason, except as expressly provided in this Indenture (including, but not limited to, the Priority of Payments) and to secure (i) the payment of all amounts due on and in respect of the Notes in accordance with their terms, (ii) the payment of all other sums payable under this Indenture and (iii) compliance with the provisions of this Indenture, all as provided in this Indenture. The foregoing Grant shall, for the purpose of determining the property subject to the lien of this Indenture, be deemed to include any securities and any investments granted by or on behalf of the Issuer to the Trustee for the benefit of the Secured Parties, whether or not such securities or such investments satisfy the criteria set forth in the definitions of “Mortgage Loan” or “Eligible Investment,” as the case may be.

                    Except to the extent otherwise provided in this Indenture, this Indenture shall constitute a security agreement under the laws of the State of New York applicable to agreements made and to be performed therein, for the benefit of the Noteholders. Upon the occurrence and during the continuation of any Event of Default hereunder, and in addition to any other rights available under this Indenture or any other Collateral held for the benefit and security of the Noteholders or otherwise available at law or in equity but subject to the terms hereof, the Trustee shall have all rights and remedies of a secured party under the laws of the State of New York and other applicable law to enforce the assignments and security interests contained herein and, in addition, shall have the right, subject to compliance with any mandatory requirements of applicable law and the terms of this Indenture, to exercise, sell or apply any rights and other interests assigned or pledged hereby in accordance with the terms hereof at public and private sale.

                    The Trustee acknowledges such Grants, accepts the trusts hereunder in accordance with the provisions hereof, and agrees to perform the duties herein in accordance with, and subject to, the terms hereof, in order that the interests of the Secured Parties may be adequately and effectively protected in accordance with this Indenture.

ARTICLE 1

DEFINITIONS

                    Section 1.1 Definitions.

                    Except as otherwise specified herein or as the context may otherwise require, the following terms have the respective meanings set forth below for all purposes of this Indenture,

and the definitions of such terms are equally applicable both to the singular and plural forms of such terms and to the masculine, feminine and neuter genders of such terms. The word “including” and its variations shall mean “including without limitation.” Whenever any reference is made to an amount the determination of which is governed by Section 1.2 hereof, the provisions of Section 1.2 shall be applicable to such determination or calculation, whether or not reference is specifically made to Section 1.2, unless some other method of calculation or determination is expressly specified in the particular provision. All references in this Indenture to designated “Articles,” “Sections,” “Subsections” and other subdivisions are to the designated Articles, Sections, Subsections and other subdivisions of this Indenture as originally executed. The words “herein,” “hereof,” “hereunder” and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section, Subsection or other subdivision.

                    “17g-5 Information”: The meaning specified in Section 14.3(g) hereof.

                    “17g-5 Information Provider”: The Trustee.

                    “17g-5 Website”: The 17g-5 Information Provider’s internet website which shall initially be located within the Trustee’s website at ctslink.com under the “NRSRO” tab relating to this transaction. Any change of the 17g-5 Website shall only occur after notice has been delivered by the 17g-5 Information Provider to the parties hereto, the Placement Agent and the Rating Agency which notice shall set forth the date of change and new location of the 17g-5 Website.

                    “1940 Act”: Investment Company Act of 1940, as amended.

                    “A Note”: A promissory note secured by a mortgage on commercial real estate property that is not subordinate in right of payment to any separate promissory note secured by a direct or beneficial interest in the same property.

                    “Accepted Loan Servicer”: Any commercial mortgage loan master or primary servicer that (1) is engaged in the business of servicing commercial mortgage loans (with a minimum servicing portfolio of U.S.$100,000,000) that are comparable to the Mortgage Loans owned or to be owned by the Issuer and (2) as to which Moody’s has not cited servicing concerns of such servicer as the sole or material factor in any downgrade or withdrawal of the ratings (or placement on “watch status” in contemplation of a ratings downgrade or withdrawal) of securities in any commercial mortgage backed securities transaction serviced by such servicer prior to the time of determination].

                    “Account”: Any of the Interest Collection Account, the Principal Collection Account, the Unused Proceeds Account, the Future Funding Reserve Account, the Payment Account, the Expense Account, the Custodial Account and the Preferred Share Distribution Account and any subaccount thereof that the Trustee deems necessary or appropriate.

                    “Accountants’ Report”: A report of a firm of Independent certified public accountants of recognized national reputation appointed by the Issuer pursuant to Section 10.14(a), which may be the firm of independent accountants that reviews or performs procedures with respect to the financial reports prepared by the Issuer or the Collateral Manager.

                    “Act” or “Act of Securityholders”: The meaning specified in Section 14.2 hereof.

                    “Additional Mortgage Loans”: Mortgage Loans that are acquired by the Issuer during the Ramp-Up Period.

                    “Advancing Agent”: The meaning specified in the first paragraph of this Indenture.

                    “Advisers Act”: The Investment Advisers Act of 1940, as amended.

                    “Affiliate” or “Affiliated”: With respect to a Person, (i) any other Person who, directly or indirectly, is in control of, or controlled by, or is under common control with, such Person or (ii) any other Person who is a director, Officer or employee (a) of such Person, (b) of any subsidiary or parent company of such Person or (c) of any Person described in clause (i) above. For the purposes of this definition, control of a Person shall mean the power, direct or indirect, (i) to vote more than 50% of the securities having ordinary voting power for the election of directors of such Person, or (ii) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise; provided that neither the Company Administrator nor any other company, corporation or person to which the Company Administrator provides directors and/or administrative services and/or acts as share trustee shall be an Affiliate of the Issuer or Co-Issuer; provided, further, that neither the Collateral Manager, the Parent REIT nor any of the Parent REIT’s subsidiaries shall be deemed to be Affiliates of the Issuer.

                    “Agent Members”: Members of, or participants in, the Depository, Clearstream, Luxembourg or Euroclear.

                    “Aggregate Collateral Balance”: The sum of (without duplication) (i) the aggregate Principal Balance of Mortgage Loans (excluding for purposes of this clause (i), for the avoidance of doubt, the then unfunded portion of any Future Funding Mortgage Loans) and (ii) the sum of Cash and the aggregate Principal Balance of Eligible Investments held as Principal Proceeds.

                    “Aggregate Outstanding Amount”: With respect to any Class or Classes of the Notes as of any date of determination, the aggregate principal balance (including in the case of the Class B Notes, any Class B Capitalized Interest) of such Class or Classes of Notes Outstanding as of such date of determination.

                    “Aggregate Principal Balance”: When used with respect to any Mortgage Loans as of any date of determination, the sum of the Principal Balances on such date of determination of all such Mortgage Loans.

                    “Appraisal Reduction Amount”: For any Measurement Date and for any Mortgage Loan that has become a Modified Mortgage Loan or a Defaulted Mortgage Loan, as calculated by the special servicer by the first Determination Date following the date the special servicer receives the required Updated Appraisal (and thereafter by the first Determination Date following any change in the amounts set forth in the following equation), an amount equal to the excess, if any, of (i) the sum of (a) the Principal Balance of such Mortgage Loan, and (b) all unreimbursed Servicing Advances with respect to such Mortgage Loan, over (ii) 85% of the sum of the appraised values (net of any prior liens) of the underlying mortgaged properties securing such Mortgage Loan as determined by Updated Appraisals obtained by the Special Servicer.

                    “Approved Lender”: A lender with a long-term unsecured rating of at least “A2” and short-term unsecured rating of “P-1” by Moody’s or is otherwise approved by Moody’s (as evidenced by satisfaction of the Rating Agency Condition with respect to Moody’s).

                    “Article 15 Agreement”: The meaning specified in Section 15.1(a) hereof.

                    “As-Stabilized LTV”: With respect to any Mortgage Loan, the ratio, expressed as a percentage, as calculated by the Collateral Manager in accordance with the Mortgage Loan Management Standard, of the Principal Balance of such Mortgage Loan to the value estimate of the related Underlying Mortgaged Property as reflected in an appraisal that was obtained not less than 6 months prior to the date of closing of such Mortgage Loan, which value is based on the appraisal or portion of an appraisal that states an “as-stabilized” value and/or “as-renovated” value for such property, which may be based on the assumption that certain events will occur, including without limitation, with respect to the re-tenanting, renovation or other repositioning of such property. In determining As-Stabilized LTV for any Senior Participation, the calculation of As-Stabilized LTV shall take into account the outstanding Principal Balance of the Senior Participation being acquired by the Issuer (and, in the case of a Senior Participation that is a Senior Pari Passu Participation, the Principal Balance of the related Non-Acquired Participation that is pari passu with the Senior Participation being acquired) and shall exclude the Principal Balance of any related Junior Participation.

                    “Authenticating Agent”: With respect to the Notes or a Class of the Notes, the Person designated by the Trustee to authenticate such Notes on behalf of the Trustee pursuant to Section 2.12 hereof.

                    “Authorized Officer”: With respect to the Issuer or Co-Issuer, any Officer (or attorney-in-fact appointed by the Issuer or the Co-Issuer) who is authorized to act for the Issuer or Co-Issuer in matters relating to, and binding upon, the Issuer or Co-Issuer, and with respect to the Collateral Manager, the persons listed on Schedule C attached hereto as such schedule may be revised from time to time upon notice to the Trustee. With respect to the Trustee or any other bank or trust company acting as trustee of an express trust or as custodian, a Trust Officer. Each party may receive and accept a certification of the authority of any other party as conclusive evidence of the authority of any person to act, and such certification may be considered as in full force and effect until receipt by such other party of written notice to the contrary.

                    “Backup Advancing Agent”: The Trustee, solely in its capacity as Backup Advancing Agent hereunder, or any successor Backup Advancing Agent; provided that any such successor Backup Advancing Agent must be a financial institution having a long-term debt rating from Moody’s at least equal to “A2” and a short-term debt rating from Moody’s at least equal to “P-1.”

                    “Bankruptcy Code”: The federal Bankruptcy Code, Title 11 of the United States Code, as amended, Part V of the Companies Law (2013 Revision) of the Cayman Islands, the

Companies Winding Up Rules 2008 of the Cayman Islands, the Bankruptcy Law (1997 Revision) of the Cayman Islands, and the Foreign Bankruptcy Proceedings (International Cooperation) Rules 2008 of the Cayman Islands, each as amended from time to time.

                    “Bearer Securities”: The meaning specified in Section 3.3(a)(iv) hereof.

                    “Board of Directors”: With respect to the Issuer, the directors of the Issuer duly appointed in accordance with the Governing Documents of the Issuer and, with respect to the Co-Issuer, the LLC Managers duly appointed by the sole member of the Co-Issuer or otherwise.

                    “Board Resolution”: With respect to the Issuer, a resolution of the Board of Directors of the Issuer and, with respect to the Co-Issuer, a resolution or unanimous written consent of the LLC Managers or the sole member of the Co-Issuer.

                    “Business Day”: Any day other than (i) a Saturday or Sunday and (ii) a day on which commercial banks are authorized or required by applicable law, regulation or executive order to close in New York, New York or the location of the Corporate Trust Office.

                    “Buy/Sell Interest”: A Mortgage Loan for which one of the participants has exercised, or has the right to exercise, the purchase of its corresponding participant’s interest, or sell its interest to such corresponding participant for the same price, in accordance with the related Loan Document.

                    “Calculation Agent”: The meaning specified in Section 7.14(a) hereof.

                    “Calculation Amount”: (i) With respect to a Defaulted Mortgage Loan, at any time, the lesser of (a) the Moody’s Recovery Rate of such Mortgage Loan multiplied by the Principal Balance of such Mortgage Loan and (b) the Principal Balance of such Mortgage Loan, minus any Appraisal Reduction Amount calculated with respect to such Mortgage Loan; and (ii) with respect to any Modified Mortgage Loan, at any time, the Principal Balance of such Mortgage Loan, minus any Appraisal Reduction Amount calculated with respect to such Mortgage Loan.

                    “Cash”: Such coin or currency of the United States of America as at the time shall be legal tender for payment of all public and private debts.

                    “Certificate of Authentication”: The meaning specified in Section 2.1 hereof.

                    “Certificated Security”: A “certificated security” as defined in Section 8-102(a)(4) of the UCC.

                    “Class”: The Class A Notes or the Class B Notes, as applicable.

                    “Class A Coverage Tests”: Collectively, the Class A Par Value Test, the Class A Interest Coverage Test and the Class A/B Par Value Test.

                    “Class A Defaulted Interest Amount”: With respect to the Class A Notes as of each Payment Date, the accrued and unpaid amount due to Holders of the Class A Notes on account of any shortfalls in the payment of the Class A Interest Distribution Amount with respect to any preceding Payment Date or Payment Dates, together with interest accrued thereon (to the extent lawful).

                    “Class A Interest Coverage Ratio”: As of any Measurement Date, the ratio calculated in accordance with the assumptions set forth in Section 1.2(e) hereof by dividing:

(a) (i) the sum of (A) Cash standing to the credit of the Expense Account, plus (B) the scheduled interest payments due (in each case regardless of whether the due date for any such interest payment has yet occurred) in the Due Period in which such Measurement Date occurs on (x) the Mortgage Loans (excluding, subject to clause (3) below, accrued and unpaid interest on Defaulted Mortgage Loans); provided that no interest (or dividends or other distributions) will be included with respect to any Mortgage Loan to the extent that such Mortgage Loan does not provide for the scheduled payment of interest (or dividends or other distributions) in Cash and (y) the Eligible Investments held in the Payment Account, the Collection Accounts, the Future Funding Reserve Account and the Expense Account (whether purchased with Interest Proceeds or Principal Proceeds), plus (C) Interest Advances, if any, advanced by the Advancing Agent or the Backup Advancing Agent, with respect to the related Payment Date, minus (ii) any amounts scheduled to be paid pursuant to Section 11.1(a)(i)(1) through (4) (other than any Collateral Manager Fees that the Collateral Manager has agreed to waive in accordance with this Indenture and the Collateral Management Agreement); by

(b) the sum of (i) the scheduled interest on the Class A Notes payable on the Payment Date immediately following such Measurement Date, plus (ii) any Class A Defaulted Interest Amount payable on the Payment Date immediately following such Measurement Date.

                    “Class A Interest Coverage Test”: A test that will be satisfied as of any Measurement Date on which any Class A Notes remain Outstanding if the Class A Interest Coverage Ratio as of such Measurement Date is equal to or greater than 350.0%.

                    “Class A Interest Distribution Amount”: On each Payment Date, the amount due to Holders of the Class A Notes on account of interest equal to the product of (i) the Aggregate Outstanding Amount of the Class A Notes on the first day of the related Interest Accrual Period, (ii) the actual number of days in such Interest Accrual Period divided by 360 and (iii) the Class A Rate.

                    “Class A Majority Holders”: For as long as the Class A Notes are outstanding, the two largest holders, by Aggregate Outstanding Amount, of the Class A Notes (together with any additional Holders of the Class A Notes (beginning with the next largest Holder) to the extent required for the two largest Holders, together with such additional Holders, to collectively constitute Holders of a Majority of the Class A Notes, by Aggregate Outstanding Amount, and in any event, excluding for this purpose any Class A Notes held by the Collateral Manager or any of its affiliates). For the purposes of exercising the rights of a Class A Majority Holder, Holders of Class A Notes that are Affiliates of one another shall be deemed to collectively constitute a single Holder.

                    “Class A Majority Holder Approval”: The right of each Class A Majority Holder to approve the sale of any Credit Risk Mortgage Loan under Section 12.1(a) in writing within 10 Business Days following receipt from the Collateral Manager of a written proposal for the sale of such Credit Risk Mortgage Loan; provided that, if a Class A Majority Holder does not respond in writing within such 10 Business Day period, the Collateral Manager shall provide a second notice to such Class A Majority Holder requesting a response and, if such Class A Majority Holder does not respond within five Business Days following receipt of such second notice, such Class A Majority Holder shall be deemed to not have provided its Class A Majority Holder Approval in respect of such proposed sale.

                    “Class A Majority Holder Disapproval Right”: The right of a Class A Majority Holder to disapprove the Issuer’s proposed acquisition of an Additional Mortgage Loan or a Reinvestment Mortgage Loan within 10 Business Days following receipt of a written proposal to purchase such Additional Mortgage Loan or Reinvestment Mortgage Loan, as the case may be; provided that, if such Class A Majority Holder does not respond in writing within such 10 Business Day period, the Collateral Manager shall provide a second notice to such Class A Majority Holder requesting a response and, if such Class A Majority Holder does not respond within five Business Days following receipt of such second notice, such Class A Majority Holder shall be deemed to not have exercised its Class A Majority Holder Disapproval Right in respect of such proposed acquisition.

                    “Class A Make Whole Amount”: With respect to any Optional Redemption, an amount equal to (i)(a) the Aggregate Outstanding Amount of the Class A Notes redeemed in such Optional Redemption determined immediately prior to such Optional Redemption, multiplied by (b) the Class A Spread, multiplied by (c) the actual number of days during the period from and including the Optional Redemption Date to but excluding the Payment Date in December 2016, divided by 360, discounted to present value using a discount rate equal to the Discount Rate with respect to such period, multiplied by (ii) 75%.

                    “Class A Notes”: The Class A Senior Secured Floating Rate Notes, Due 2032, issued by the Issuer and the Co-Issuer pursuant to this Indenture.

                    “Class A Par Value Ratio”: As of any Measurement Date, the number (expressed as a percentage) calculated by dividing (a) the Net Outstanding Portfolio Balance on such Measurement Date by (b) the sum of the Aggregate Outstanding Amount of the Class A Notes and the amount of any unreimbursed Interest Advances.

                    “Class A Par Value Test”: A test that will be satisfied on any Measurement Date on which any Class A Notes remain Outstanding if the Class A Par Value Ratio on such Measurement Date is equal to or greater than 165.9%.

                    “Class A Rate”: With respect to any Class A Note, the per annum rate at which interest accrues on such Note for any Interest Accrual Period, which shall be equal to (a) one-month LIBOR for the related Interest Accrual Period plus (b) the Class A Spread.

                    “Class A Spread”: 1.85% per annum.

                    “Class A/B Par Value Test”: A test that will be satisfied as of any Measurement Date on which any Class A Notes remain Outstanding if (a) the Net Outstanding Portfolio Balance on such Measurement Date minus (b) the sum of the amount of any unreimbursed Interest Advances, the Aggregate Outstanding Amount of the Class A Notes and the aggregate initial principal amount of the Class B Notes (including any Class B Capitalized Interest), is equal to or greater than $0.

                    “Class B Capitalized Interest”: The meaning specified in Section 2.7(b) hereof.

                    “Class B Coverage Tests”: Collectively, the Class B Par Value Test and the Class B Interest Coverage Test.

                    “Class B Defaulted Interest Amount”: With respect to the Class B Notes as of each Payment Date, the accrued and unpaid amount due to Holders of the Class B Notes (other than Class B Capitalized Interest) on account of any shortfalls in the payment of the Class B Interest Distribution Amount with respect to any preceding Payment Date or Payment Dates, together with interest accrued thereon (to the extent lawful).

                    “Class B Interest Coverage Ratio”: As of any Measurement Date, the ratio calculated in accordance with the assumptions set forth in Section 1.2(e) hereof by dividing:

(a) (i) the sum of (A) Cash standing to the credit of the Expense Account, plus (B) the scheduled interest payments due (in each case regardless of whether the due date for any such interest payment has yet occurred) in the Due Period in which such Measurement Date occurs on (x) the Mortgage Loans (excluding, subject to clause (3) below, accrued and unpaid interest on Defaulted Mortgage Loans); provided that no interest (or dividends or other distributions) will be included with respect to any Mortgage Loan to the extent that such Mortgage Loan does not provide for the scheduled payment of interest (or dividends or other distributions) in Cash and (y) the Eligible Investments held in the Payment Account, the Collection Accounts, the Future Funding Reserve Account and the Expense Account (whether purchased with Interest Proceeds or Principal Proceeds), plus (C) Interest Advances, if any, advanced by the Advancing Agent or the Backup Advancing Agent, with respect to the related Payment Date, minus (ii) any amounts scheduled to be paid pursuant to Section 11.1(a)(i)(1) through (4) (other than any Collateral Manager Fees that the Collateral Manager has agreed to waive in accordance with this Indenture and the Collateral Management Agreement); by

(b) the sum of (i) the scheduled interest on the Class A Notes payable on the Payment Date immediately following such Measurement Date, plus (ii) any Class A Defaulted Interest Amount payable on the Payment Date immediately following such Measurement Date, plus (iii) the scheduled interest on the Class B Notes (including interest on the Class B Capitalized Interest) payable immediately following such Measurement Date, plus (iv) any Class B Defaulted Interest Amount payable on the Payment Date immediately following such Measurement Date.

                    “Class B Interest Coverage Test”: A test that will be satisfied as of any Measurement Date on which any Class B Notes remain Outstanding if the Class B Interest Coverage Ratio as of such Measurement Date is equal to or greater than 200.0%.

                    “Class B Interest Distribution Amount”: On each Payment Date, the amount due to Holders of the Class B Notes on account of interest equal to the product of (i) the Aggregate Outstanding Amount of the Class B Notes on the first day of the related Interest Accrual Period, (ii) the actual number of days in such Interest Accrual Period divided by 360 and (iii) the Class B Rate.

                    “Class B Make Whole Amount”: With respect to any Optional Redemption, an amount equal to (i)(a) the Aggregate Outstanding Amount of the Class B Notes redeemed in such Optional Redemption determined immediately prior to such Optional Redemption, multiplied by (b) the Class B Spread, multiplied by (c) the actual number of days during the period from and including the Optional Redemption Date to but excluding the Payment Date in December 2016, divided by 360, discounted to present value using a discount rate equal to the Discount Rate with respect to such period, multiplied by (ii) 75%.

                    “Class B Notes”: The Class B Secured Floating Rate Notes due 2032, issued by the Issuer and the Co-Issuer pursuant to this Indenture.

                    “Class B Par Value Ratio”: As of any Measurement Date, the number (expressed as a percentage) calculated by dividing (a) the Net Outstanding Portfolio Balance on such Measurement Date by (b) the sum of the Aggregate Outstanding Amount of the Class A Notes and the Class B Notes (including any Class B Capitalized Interest) and the amount of any unreimbursed Interest Advances.

                    “Class B Par Value Test”: A test that will be satisfied as of any Measurement Date on which any Class B Notes remain outstanding if the Class B Par Value Ratio on such Measurement Date is equal to or greater than 139.0%.

                    “Class B Rate”: With respect to any Class B Note, the per annum rate at which interest accrues on such Note for any Interest Accrual Period, which shall be equal to (a) one-month LIBOR for the related Interest Accrual Period plus (b) Class B Spread.

                    “Class B Spread”: 3.90% per annum.

                    “Clean-up Call”: The meaning specified in Section 9.1 hereof.

                    “Clean-up Call Date”: The meaning specified in Section 9.1 hereof.

                    “Clearing Agency”: An organization registered as a “clearing agency” pursuant to Section 17A of the Exchange Act.

                    “Clearstream, Luxembourg”: Clearstream Banking, société anonyme, a limited liability company organized under the laws of the Grand Duchy of Luxembourg.

                    “CLO Servicer”: Collectively, the Servicer and the Special Servicer, each of their permitted successors and assigns or any successor Person that shall have become the servicer and/or the special servicer pursuant to the provisions of the Servicing Agreement.

                    “Closing”: The transfer of any Note to the initial registered Holder of such Note.

                    “Closing Date”: December 6, 2013.

                    “Closing Date Mortgage Loans”: The Mortgage Loans listed on Schedule A attached hereto that are acquired by the Issuer on the Closing Date.

                    “Co-Issuer”: DivCore CLO 2013-1, LLC, a limited liability company formed under the laws of the State of Delaware, until a successor Person shall have become the Co-Issuer pursuant to the applicable provisions of this Indenture, and thereafter “Co-Issuer” shall mean such successor Person.

                   “Co-Issuers”: The Issuer and the Co-Issuer.

                    “Code”: The United States Internal Revenue Code of 1986, as amended.

                    “Collateral”: The meaning specified in the first paragraph of the Granting Clause of this Indenture.

                    “Collateral Management Agreement”: The Collateral Management Agreement, dated as of the Closing Date, by and between the Issuer and the Collateral Manager, as amended, supplemented or otherwise modified from time to time in accordance with its terms.

                    “Collateral Manager”: DivCore Subordinate Debt Club I Advisors, LLC, each of its permitted successors and assigns or any successor Person that shall have become the Collateral Manager pursuant to the provisions of the Collateral Management Agreement and thereafter “Collateral Manager” shall mean such successor Person.

                    “Collateral Manager Fee”: The meaning set forth in the Collateral Management Agreement.

                    “Collection Accounts”: The trust accounts so designated and established pursuant to Section 10.2(a) hereof.

                    “Company Administration Agreement”: The administration agreement, dated on or about the Closing Date, by and among the Issuer, the Parent REIT and the Company Administrator, as modified and supplemented and in effect from time to time.

                    “Company Administrative Expenses”: All fees, expenses and other amounts due or accrued with respect to any Payment Date and payable by the Issuer, the Co-Issuer or any Permitted Subsidiary (including legal fees and expenses) to (i) the Trustee pursuant to Section 6.7 hereof or any co-trustee appointed pursuant to this Indenture (including amounts payable by the Issuer as indemnification pursuant to this Indenture), (ii) the Company Administrator under the Company Administration Agreement (including amounts payable by the Issuer as indemnification pursuant to the Company Administration Agreement) and to provide for the costs of liquidating the Issuer following redemption of the Notes, (iii) the LLC Managers (including indemnification), (iv) payable in the order in which invoices are received by the Issuer, the Independent accountants, agents and counsel of the Issuer for reasonable fees and expenses (including amounts payable in connection with the preparation of tax forms on behalf of the Issuer and the Co-Issuer) and any registered office and government filing fees, (v) Moody’s for fees and expenses in connection with any rating (including the annual fee payable with respect to the monitoring of any rating) of the Notes, including fees and expenses due or accrued in connection with any credit assessment or rating of the Mortgage Loans, (vi) the Collateral Manager under this Indenture and the Collateral Management Agreement (excluding any Collateral Manager Fee), (vii) the Collateral Manager or other Persons as indemnification pursuant to the Collateral Management Agreement, (viii) the Advancing Agent or other Persons as indemnification pursuant to Section 17.3, (ix) the Preferred Shares Paying Agent and the Share Registrar under the Preferred Share Paying Agency Agreement (including amounts payable as indemnification), (x) payable in the order in which invoices are received by the Issuer, any other Person in respect of any governmental fee, charge or tax in relation to the Issuer or the Co-Issuer (in each case as certified by an Authorized Officer of the Issuer or the Co-Issuer to the Trustee), (xi) the CREFC® Intellectual Property Royalty License Fee and (xii) payable in the order in which invoices are received by the Issuer, any other Person in respect of any other fees or expenses (including indemnifications) permitted under this Indenture (including, without limitation, any costs or expenses incurred in connection with certain modeling systems and services and fees payable to the Specified Appraisal Firm) and the documents delivered pursuant to or in connection with this Indenture and the Notes and any amendment or other modification of any such documentation, in each case unless expressly prohibited under this Indenture (including, without limitation, the payment of all transaction fees and all legal and other fees and expenses required in connection with the purchase of any Mortgage Loans or any other transaction authorized by this Indenture); provided that Company Administrative Expenses shall not include (a) amounts payable in respect of the Notes and (b) any Collateral Manager Fee payable pursuant to the Collateral Management Agreement.

                    “Company Administrator”: Appleby Trust (Cayman) Ltd., a licensed trust company incorporated in the Cayman Islands, as administrator pursuant to the Company Administration Agreement, unless a successor Person shall have become administrator pursuant to the Company Administration Agreement, and thereafter, Company Administrator shall mean such successor Person.

                    “Controlling Class”: The Class A Notes, so long as any Class A Notes are Outstanding, then the Class B Notes, so long as Class B Notes are Outstanding, and then the Preferred Shares.

                    “Corporate Trust Office”: The designated corporate trust office of the Trustee, currently located at: Wells Fargo Bank, National Association, 9062 Old Annapolis Road, Columbia, Maryland 21045, Attention: Trust Administration Group – DivCore CLO 2013-1, or such other address as the Trustee may designate from time to time by notice to the Noteholders, the Holder of the Preferred Shares, the Collateral Manager, Moody’s and the Issuer or the principal corporate trust office of any successor Trustee.

                    “Coverage Tests”: Collectively, the Class A Coverage Tests and the Class B Coverage Tests.

                    “Credit Risk/Defaulted Mortgage Loan Cash Purchase”: The meaning specified in Section 12.1(b) hereof.

                    “Credit Risk Mortgage Loan”: Any Mortgage Loan that, in the Collateral Manager’s reasonable business judgment, has a significant risk of declining in credit quality or, with a lapse of time, becoming a Defaulted Mortgage Loan.

                    “CREFC® Intellectual Property Royalty License Fee”: With respect to each Mortgage Loan and for any Payment Date, an amount accrued during the related Interest Accrual Period at the CREFC® Intellectual Property Royalty License Fee Rate on the Principal Balance of such Mortgage Loan as of the close of business on the Determination Date in such Interest Period; provided that such amounts shall be computed for the same period and on the same interest accrual basis respecting which any related interest payment due or deemed due on the related Mortgage Loan is computed and shall be prorated for partial periods; and provided further that such amount shall be paid by the Servicer pursuant to the terms of the Servicing Agreement.

                    “CREFC® Intellectual Property Royalty License Fee Rate”: With respect to each Mortgage Loan, a rate equal to 0.0005% per annum.

                    “CREFC® Investor Reporting Package”: A set of reports substantially in the form of, and containing the information called for in, the downloadable form of reports included in the “CREFC® Investor Reporting Package” available as of the Closing Date on the CREFC® website, or such other final form for the presentation of such information and containing such additional information as may from time to time be promulgated as recommended by the CREFC® for commercial mortgage securities transactions generally, consisting of: (a) the following seven electronic files: (i) CREFC® bond level file, (ii) CREFC® collateral summary file, (iii) CREFC® property file, (iv) CREFC® loan periodic update file, (v) CREFC® loan setup file, (vi) CREFC® financial file, and (vii) CREFC® special servicer loan file and (b) the following 16 supplemental reports: (i) CREFC® comparative financial status report, (ii) CREFC® delinquent loan status report, (iii) CREFC® historical loan modification and corrected mortgage loan report, (iv) CREFC® operating statement analysis report, (v) CREFC® NOI adjustment worksheet, (vi) CREFC® REO status report, (vii) CREFC® servicer watch list, (viii) CREFC® loan level reserve – LOC report, (ix) CREFC® advance recovery report, (x) CREFC® total loan report, (xi) CREFC® appraisal reduction template, (xii) CREFC® servicer realized loss template, (xiii) CREFC® reconciliation of funds template, (xiv) CREFC® historical bond/collateral realized loss reconciliation template, (xv) CREFC® historical liquidation loss template and (xvi) CREFC® interest shortfall reconciliation template.

                    “Custodial Account”: An account at the Custodial Securities Intermediary in the name of the Trustee pursuant to Section 10.1(b) hereof.

                    “Custodial Securities Intermediary”: The meaning specified in Section 3.3(a) hereof.

                    “Custodian”: The Trustee, serving in the capacity of Custodian hereunder.

                    “Default”: Any Event of Default or any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

                    “Defaulted Interest Amount”: The Class A Defaulted Interest Amount and/or the Class B Defaulted Interest Amount, as the context requires.

                    “Defaulted Mortgage Loan”: Any Mortgage Loan if a foreclosure or default (whether or not declared) has occurred and, with respect to a default, is continuing, as determined by the Special Servicer (or if the Collateral Manager is the Special Servicer, the Servicer); provided, however, that notwithstanding the foregoing, a Mortgage Loan will not be deemed to be a Defaulted Mortgage Loan as a result of (A) the related borrower’s failure to pay interest on such Mortgage Loan or on the underlying mortgage loan on the due date therefor, if the related lender or holder of such Mortgage Loan or of the related underlying mortgage loan consents to extend the due date when such interest is due and payable, and such interest is paid on or before such extended due date provided that such interest is paid not more than 60 days after the initial date that it was due (or 30 days if such interest was previously paid 60 days after the initial date that it was due as a result of the Special Servicer (or if the Collateral Manager is the Special Servicer, the Servicer) (on behalf of the Issuer) (subject to the applicable provisions of the Servicing Agreement) previously consenting to extend such due date), or (B) the related borrower’s failure to pay principal on such Mortgage Loan or on the underlying mortgage loan on the maturity date thereof, if the maturity date has been extended by the related Servicer or Special Servicer in connection with a modification of such underlying mortgage loan (so long as the Maturity Extension Requirements are met), or (C) the occurrence of any default other than a payment default with respect to such Mortgage Loan or the underlying mortgage loan, unless and until the earlier of (x) the declaration of default and acceleration of the maturity of the Mortgage Loan by the lender or holder thereof and (y) the continuance of such default uncured for 60 days after such default became known to the Collateral Manager or the Special Servicer or, subject to the satisfaction of the Rating Agency Condition, such longer period as the Special Servicer (or if the Collateral Manager is the Special Servicer, the Servicer) (subject to the applicable provisions of the Servicing Agreement) determines.

For purposes of the definition of “Defaulted Mortgage Loan,” the “Maturity Extension Requirements” will be satisfied with respect to any extension if the maturity date is extended to a new maturity date that is not more than three years after the original maturity date. As used above, the term “original maturity date” means the maturity date of a Mortgage Loan or the related Whole Loan (or, in the case of a Senior Participation, the related Underlying Whole Loan) as extended by all extensions thereof that the related borrower had the right to elect and did elect under the terms of the instruments and agreements relating to such Mortgage Loan or to the related Whole Loan (or, in the case of a Senior Participation, the related Underlying Whole Loan), but before taking into account any additional extensions thereof that are consented to by the servicer or special servicer of such Mortgage Loan.

For the avoidance of doubt (x) any initial permissible 60 day extension period described in this definition shall in no event be combined with any subsequent permissible 30 day extension period described in this definition and (y) if a Defaulted Mortgage Loan has cured the default such that the subject Mortgage Loan is no longer in default pursuant to its terms (as such terms may have been modified), such Mortgage Loan will no longer be treated as a Defaulted Mortgage Loan.

                    “Defaulted Mortgage Loan Exchange”: The meaning specified in Section 12.1(a) hereof.

                    “Definitive Notes”: The meaning specified in Section 2.2(b) hereof.

                    “Depository” or “DTC”: The Depository Trust Company, its nominees, and their respective successors.

                    “Determination Date”: With respect to any Payment Date, the ninth calendar day of each month (or, if such day is not a Business Day, then the Business Day immediately preceding such ninth calendar day).

                    “Discount Rate”: The zero coupon swap rate (as determined by a nationally recognized swap dealer selected by the Collateral Manager on behalf of the Issuer) implied by the fixed rate offered to be paid by such swap dealer under a fixed for floating interest rate swap transaction with a remaining term equal to the period over which such Discount Rate is to be applied in exchange for the receipt of payments indexed to the London interbank offered rate for three month deposits denominated in U.S. dollars.

                    “Disqualified Transferee”: The meaning specified in Section 2.5(l) hereof.

                    “Dissolution Expenses”: The amount of expenses reasonably likely to be incurred in connection with the discharge of this Indenture, the liquidation of the Collateral and the dissolution of the Co-Issuers, as reasonably certified by the Collateral Manager or the Issuer, based in part on expenses incurred by the Trustee and reported to the Collateral Manager.

                    “Dollar,” “U.S. $” or “$”: A U.S. dollar or other equivalent unit in Cash.

                    “Due Date”: Each date on which a Scheduled Distribution is due on any Collateral.

                    “Due Period”: With respect to any Payment Date, the period commencing on the day immediately succeeding the second preceding Determination Date (or commencing on the Closing Date, in the case of the Due Period relating to the first Payment Date) and ending on and including the Determination Date immediately preceding such Payment Date.

                    “Effective Date”: The date which is the earlier of (i) the 180th day after the Closing Date; (ii) the first date on which the Aggregate Principal Balance of the Pledged Mortgage Loans is at least equal to the Effective Date Collateral Principal Balance and (iii) the date that the Collateral Manager determines, in its sole discretion, and notifies the Trustee of such determination, that investment in Additional Mortgage Loans is no longer practical or desirable.

                    “Effective Date Collateral Principal Balance”: U.S.$500,000,000.

                    “Eligibility Criteria”: The criteria set forth below with respect to any Mortgage Loan, whether an Additional Mortgage Loan or a Reinvestment Mortgage Loan, acquired by the Issuer after the Closing Date, compliance with which shall be evidenced by an Officer’s Certificate of the Collateral Manager substantially in the form of Exhibit I delivered to the Trustee as of the date of such acquisition:

(i) it is a Whole Loan or a Senior Participation that is secured by commercial (including office, mixed-use, retail, hospitality, industrial/warehouse, self-storage and manufactured housing community) or multifamily property;

(ii) the obligor is incorporated or organized under the laws of, and the Mortgage Loan is secured by property located in, the United States or a commonwealth, territory or possession of the United States;

(iii) it is not an obligation that provides for the payment of interest less frequently than monthly;

(iv) it has a Moody’s Rating;

(v) the Whole Loan (or, in the case of a Senior Participation, the Underlying Whole Loan) has a maturity date, assuming the exercise of all extension options (if any) that are exercisable at the option of the related borrower under the terms of such Whole Loan (or, as applicable, in the case of a Senior Participation, the Underlying Whole Loan) is not more than 5.0 years from the date of its acquisition by the Issuer;

(vi) except with respect to Future Funding Mortgage Loans, it will not require the Issuer to make any future payments after the initial purchase thereof;

(vii) if it is a Future Funding Mortgage Loan, either:

(A) the aggregate amount of Future Advances required to be made by the holder of the future funding obligation with respect to such Future Funding Mortgage Loan is deposited into the Future Funding Reserve Account on the date such Future Funding Mortgage Loan is acquired by the Issuer;

(B) the holder of the future funding obligation (which may be the Issuer), at all times, either (x) is an Approved Lender, (y) has an agreement in place with an Approved Lender that has agreed that if the holder of the future funding obligation (or the related affiliate) defaults under its obligation to fund the required amount, the Approved Lender will advance the full amount of the future funding obligation to the appropriate borrowers in accordance with the terms of the related Loan Documents or (z) has an irrevocable and unconditional letter of credit from an Approved Lender with respect to the future funding obligation; or

(C) the Rating Agency Condition has been satisfied with respect thereto;

(viii) it is not prohibited under its Loan Documents from being purchased by the Issuer and pledged to the Trustee;

(ix) it is not a Defaulted Mortgage Loan (as determined by the Collateral Manager after reasonable inquiry);

(x) it is U.S. Dollar denominated;

(xi) if such Mortgage Loan has attached reciprocal “buy/sell” rights as a dispute resolution mechanism, such rights in favor of the Issuer are freely assignable by the Issuer to a third party;

(xii) it provides for the repayment of principal at not less than par no later than upon its maturity or upon redemption, acceleration or its full prepayment;

(xiii) it is serviced pursuant to the Servicing Agreement or it is serviced by an Accepted Loan Servicer pursuant to a commercial mortgage servicing arrangement that includes the standard servicing provisions found in commercial mortgage backed securities transactions;

(xiv) the requirements set forth in Section 16.3 hereof have been met (subject to such exceptions as are reasonably acceptable to the Collateral Manager);

(xv) if it is a Senior Participation, the related Participating Institution is any of (1) a “special purpose entity” or a “qualified institutional lender” as such terms are typically defined in the Loan Documents related to participations; (2) an entity that has a long-term unsecured debt rating from Moody’s of “A2” or higher; (3) a securitization trust, a CDO issuer or a similar securitization vehicle, or (4) a special purpose entity that is 100% directly or indirectly owned by the Seller, for so long as the separateness provisions of its organizational documents have not been amended (unless the Rating Agency Condition was satisfied in connection with such amendment);

(xvi) if the Issuer is a Qualified REIT Subsidiary, its acquisition, ownership, enforcement and disposition will not cause the Issuer to fail to be a Qualified REIT Subsidiary unless an appropriate tax opinion has previously been received from Cadwalader, Wickersham & Taft LLP or another nationally recognized tax counsel experienced in such matters that the Issuer will be treated as a foreign corporation that is not engaged in a trade or business in the United States for U.S. federal income tax purposes;

(xvii) its acquisition would not cause the Issuer, the Co-Issuer or the pool of Mortgage Loans to be required to register as an investment company under the

1940 Act; and if the borrowers with respect to the Mortgage Loan are excepted from the definition of an “investment company” solely by reason of Section 3(c)(1) of the 1940 Act, then either (x) such Mortgage Loan does not constitute a “voting security” for purposes of the 1940 Act or (y) the aggregate amount of such Mortgage Loan held by the Issuer is less than 10% of the entire issue of such Mortgage Loan;

(xviii) it has an As-Stabilized LTV that is not greater than 75.0%;

(xix) it has a Principal Balance (together with the Principal Balance of any Senior Pari Passu Participation related to the same Whole Loan held by the Issuer) that is not greater than 15.0% of the aggregate Principal Balance of all Mortgage Loans;

(xx) its acquisition will be at a price that is not less than 93.0% of the Principal Balance of such Mortgage Loan;

(xxi) (I) with respect to the Additional Mortgage Loans, as of the Effective Date and (II) with respect to any Reinvestment Mortgage Loan, immediately after giving effect to the acquisition of such Reinvestment Mortgage Loan:

(A) the aggregate Principal Balance of all Mortgage Loans that relate to mortgaged properties that are hospitality properties may not exceed 35.0% of the aggregate Principal Balance of all Mortgage Loans;

(B) the aggregate Principal Balance of all Mortgage Loans that relate to mortgaged properties that are office properties may not exceed 45.0% of the aggregate Principal Balance of all Mortgage Loans;

(C) the aggregate Principal Balance of all Mortgage Loans that relate to mortgaged properties that are multifamily properties may not exceed 25.0% of the aggregate Principal Balance of all Mortgage Loans;

(D) the aggregate Principal Balance of all Mortgage Loans that relate to mortgaged properties that are manufactured housing community properties may not exceed 20.0% of the aggregate Principal Balance of all Mortgage Loans;

(E) the aggregate Principal Balance of all Mortgage Loans that relate to mortgaged properties that are retail properties may not exceed 45.0% of the aggregate Principal Balance of all Mortgage Loans;

(F) the aggregate Principal Balance of all Mortgage Loans that relate to mortgaged properties that are industrial properties may not exceed 25.0% of the aggregate Principal Balance of all Mortgage Loans;

(G) the aggregate Principal Balance of all Mortgage Loans that relate to mortgaged properties that are self-storage properties may not exceed 20.0% of the aggregate Principal Balance of all Mortgage Loans;

(H) the aggregate Principal Balance of all Mortgage Loans that relate to mortgaged properties that are mixed-use properties may not exceed 40.0% of the aggregate Principal Balance of all Mortgage Loans; and

(I) the aggregate Principal Balance of all Mortgage Loans backed or otherwise invested in mortgaged properties located in any one State is no greater than 25.0% of the aggregate Principal Balance of all Mortgage Loans, except that:

(i) up to 50.0% of the aggregate Principal Balance of all Mortgage Loans may consist of Mortgage Loans backed or otherwise invested in mortgage properties located in California;

(ii) up to 35.0% of the aggregate Principal Balance of all Mortgage Loans may consist of Mortgage Loans backed or otherwise invested in mortgage properties located in New York;

(iii) up to 25.0% of the aggregate Principal Balance of all Mortgage Loans may consist of Mortgage Loans backed or otherwise invested in mortgage properties located in Massachusetts;

(iv) up to 25.0% of the aggregate Principal Balance of all Mortgage Loans may consist of Mortgage Loans backed or otherwise invested in mortgage properties located in Hawaii;

(v) up to 25.0% of the aggregate Principal Balance of all Mortgage Loans may consist of Mortgage Loans backed or otherwise invested in mortgage properties located in Washington; and

(vi) up to 25.0% of the aggregate Principal Balance of all Mortgage Loans may consist of Mortgage Loans backed or otherwise invested in mortgage properties located in North Carolina.

(J) the Moody’s Minimum Average Recovery Rate Test is satisfied;

(K) only in the case of Additional Mortgage Loans and as of the Effective Date, the number of Mortgage Loans (including the number of any Mortgage Loans that have repaid prior to the Effective Date) is not less than fourteen (14) Mortgage Loans,

(L) the aggregate Principal Balance of all Mortgage Loans divided by the number of Mortgage Loans does not exceed 10.0% of the aggregate Principal Balance of all Mortgage Loans;

(M) the Weighted Average Spread of all the Mortgage Loans is not less than 4.75%;

(N) the Weighted Average Life of all of the Mortgage Loans is not greater than 7.0 years;

(O) the Weighted Average Acquisition Price of all of the Mortgage Loans is not less than 99.0%; and

(P) the Moody’s Weighted Average Rating Factor Value is equal to or less than 3925;

(xxii) its acquisition will be in compliance with Section 206 of the Advisers Act; and

(xxiii) it does not provide for any payments which are or will be subject to deduction or withholding for or on account of any withholding or similar tax, other than any taxes imposed pursuant to FATCA, unless the borrowers under such Mortgage Loan are required to make “gross up” payments that ensure that the net amount actually received by the Issuer or the relevant Permitted Subsidiary (free and clear of taxes, whether assessed against such borrower or the Issuer or such Permitted Subsidiary) will equal the full amount that the Issuer or such Permitted Subsidiary would have received had no such deduction or withholding been required.

                    “Eligible Investments”: Any Dollar-denominated investment that, at the time it is Granted to the Trustee (directly or through a Securities Intermediary or bailee), is Registered and is one or more of the following obligations or securities:

(i) direct obligations of, and obligations the timely payment of principal of and interest on which is fully and expressly guaranteed by, the United States, or any agency or instrumentality of the United States, the obligations of which are expressly backed by the full faith and credit of the United States;

(ii) demand and time deposits in, certificates of deposit of, bankers’ acceptances issued by, or federal funds sold by, any depository institution or trust company incorporated under the laws of the United States or any state thereof or the District of Columbia (including the Trustee or the commercial department of any successor Trustee, as the case may be; provided that such successor otherwise meets the criteria specified herein) and subject to supervision and examination by federal and/or state banking authorities so long as the commercial paper and/or the debt obligations of such depositary institution or trust company (or, in the case of the principal depositary institution in a holding company system, the commercial paper or debt obligations of such holding company) at the time of such investment or contractual commitment providing for such investment have a credit rating not less than “Aa3” by Moody’s, in the case of long-term debt obligations, and “P-1” by Moody’s, for short-term debt obligations;

(iii) unleveraged repurchase or forward purchase obligations with respect to (a) any security described in clause (i) above or (b) any other security issued or guaranteed by an agency or instrumentality of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in clause (ii) above (including the Trustee or the commercial department of any successor Trustee, as the case may be; provided that such person otherwise meets the criteria specified herein) or entered into with a corporation (acting as principal) whose long-term rating is not less than “Aa3” by Moody’s, and whose short-term credit rating is not less than “P-1” by Moody’s;

(iv) registered securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any state thereof or the District of Columbia that has a long-term credit rating of not less than “Aa3” by Moody’s and a short-term credit rating of not less than P-1 by Moody’s, at the time of such investment or contractual commitment providing for such investment;

(v) commercial paper or other similar short-term obligations (including that of the Trustee or the commercial department of any successor Trustee, as the case may be, or any affiliate thereof; provided that such person otherwise meets the criteria specified herein) having at the time of such investment a short-term credit rating of “P-1” by Moody’s; provided, further, that the issuer thereof must also have at the time of such investment a senior long-term debt rating of not less than “Aa3” by Moody’s;

(vi) a reinvestment agreement issued by any bank (if treated as a deposit by such bank), or a Registered guaranteed investment or reinvestment agreement issued by an insurance company or other corporation or entity, in each case that has a short term credit rating of not less than “P-1” by Moody’s; provided that the issuer thereof must also have at the time of such investment a long term credit rating of not less than “Aa3” by Moody’s;

(vii) the Wells Fargo Advantage Heritage Investment Money Market Fund, or any other money market fund (including those managed or advised by the Note Administrator or its affiliates) that maintain a constant asset value and that are rated not less than “Aaa-mf” by Moody’s; and

(viii) any other investment similar to those described in clauses (i) through (vi) above that (1) Moody’s has confirmed may be included in the portfolio of Collateral as an Eligible Investment without adversely affecting its then-current ratings on the Notes and (2) has a long-term credit rating of not less than “Aa3” by Moody’s and a short term credit rating of not less than “P-1” by Moody’s;

provided that mortgage-backed securities and interest only securities shall not constitute Eligible Investments; and provided, further, that (a) Eligible Investments acquired with funds in the Collection Accounts shall include only such obligations or securities as mature no later than three Business Day prior to the next Payment Date succeeding the acquisition of such obligations or securities, (b) Eligible Investments shall not include obligations bearing interest at inverse floating rates, (c) Eligible Investments shall be treated as indebtedness for U.S. federal income tax purposes and such investment shall not cause the Issuer to fail to be treated as a Qualified REIT Subsidiary (unless the Issuer has previously received an opinion of Cadwalader, Wickersham & Taft LLP or another nationally recognized tax counsel experienced in such matters opining that the Issuer will be treated as a foreign corporation not engaged in a trade or business in the United States for U.S. federal income tax purposes, in which case the investment will not cause the Issuer to be treated as a foreign corporation engaged in a trade or business in the United States for U.S. federal income tax purposes), (d) Eligible Investments shall not be subject to deduction or withholding for or on account of any withholding or similar tax (other than any taxes imposed pursuant to FATCA), unless the payor is required to make “gross up” payments that ensure that the net amount actually received by the Issuer (free and clear of taxes, whether assessed against such obligor or the Issuer) will equal the full amount that the Issuer would have received had no such deduction or withholding been required, (e) Eligible Investments shall not be purchased for a price in excess of par and (f) Eligible Investments shall not include margin stock. Eligible Investments may be obligations of, and may be purchased from, the Trustee and its Affiliates so long as the Trustee has a capital and surplus of at least U.S.$200,000,000 and has a long term unsecured credit rating of at least “Baa1” by Moody’s, and may include obligations for which the Trustee or an Affiliate thereof receives compensation for providing services.

                    “Entitlement Order”: The meaning specified in Section 8-102(a)(8) of the UCC.

                    “ERISA”: The United States Employee Retirement Income Security Act of 1974, as amended.

                    “Euroclear”: Euroclear Bank S.A./N.V., as operator of the Euroclear system.

                    “Event of Default”: The meaning specified in Section 5.1 hereof.

                    “Excepted Assets”: (i) The U.S.$262 proceeds of share capital contributed by the Parent REIT as the holder of the ordinary shares of the Issuer, the U.S.$262 representing a profit fee to the Issuer, and, in each case, any interest earned thereon and the bank account in which such amounts are held and (ii) the Preferred Share Distribution Account and all of the funds and other property from time to time deposited in or credited to the Preferred Share Distribution Account.

                    “Exchange Act”: The Securities Exchange Act of 1934, as amended.

                    “Exchange Obligation”: The meaning specified in Section 12.1(a(ii)) hereof.

                    “Expense Account”: The account established pursuant to Section 10.7(a) hereof.

                    “FATCA”: Sections 1471 through 1474 of the Code, the Treasury Regulations promulgated thereunder, and any related provisions of law, court decisions, administrative guidance or agreements with any taxing authority in respect thereof.

                    “Financial Asset”: The meaning specified in Section 8-102(a)(9) of the UCC.

                    “Financing Statements”: Financing statements relating to the Collateral naming the Issuer, as debtor, and the Trustee, on behalf of the Secured Parties, as secured party.

                    “Fitch”: Fitch, Inc., Fitch Ratings, Ltd. and their subsidiaries including Derivative Fitch, Inc. and Derivative Fitch Ltd. and any successor or successors thereto.

                    “Future Advance”: With respect to Future Funding Mortgage Loans, one or more future advances that the Issuer is required to make to the obligor under the Loan Documents relating thereto, subject to satisfaction of conditions precedent specified therein.

                    “Future Funding Mortgage Loan”: Any Mortgage Loan that requires the lender to make one or more additional advances to the borrower upon the satisfaction of certain conditions precedent specified in the related Loan Documents.

                    “Future Funding Reserve Account”: The account established pursuant to Section 10.6(a) hereof.

                    “GAAP”: The meaning specified in Section 6.3(k) hereof.

                    “General Intangible”: The meaning specified in Section 9-102(a)(42) of the UCC.

                    “Global Securities”: The Rule 144A Global Securities and the Regulation S Global Securities.

                    “Governing Documents”: With respect to (i) the Issuer, the memorandum and articles of association of the Issuer, as amended and restated and/or supplemented and in effect from time to time and certain resolutions of its Board of Directors and (ii) all other Persons, the articles of incorporation, certificate of incorporation, by-laws, certificate of limited partnership, limited partnership agreement, limited liability company agreement, certificate of formation, articles of association and similar charter documents, as applicable to any such Person.

                    “Government Items”: A security (other than a security issued by the Government National Mortgage Association) issued or guaranteed by the United States of America or an agency or instrumentality thereof representing a full faith and credit obligation of the United States of America and, with respect to each of the foregoing, that is maintained in book-entry form on the records of a Federal Reserve Bank.

                    “Grant”: To grant, bargain, sell, warrant, alienate, remise, demise, release, convey, assign, transfer, mortgage, pledge, create and grant a security interest in and right of set-off against, deposit, set over and confirm. A Grant of the Collateral or of any other security or instrument shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including without limitation the immediate continuing right to claim, collect, receive and take receipt for principal and interest payments in respect of the Collateral (or any other security or instrument), and all other amounts payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the granting party or otherwise, and generally to do and receive anything that the granting party is or may be entitled to do or receive thereunder or with respect thereto.

                    “Holder” or “Securityholder”: With respect to any Note, the Person in whose name such Note is registered in the Notes Register. With respect to any Preferred Share, the Person in whose name such Preferred Share is registered in the register maintained by the Share Registrar.

                    “IAI”: An institutional “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) under Regulation D under the Securities Act.

                    “Indenture”: This instrument as originally executed and, if from time to time supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, as so supplemented or amended.

                    “Independent”: As to any Person, any other Person (including, in the case of an accountant, or lawyer, a firm of accountants or lawyers and any member thereof or an investment bank and any member thereof) who (i) does not have and is not committed to acquire any material direct or any material indirect financial interest in such Person or in any Affiliate of such Person, and (ii) is not connected with such Person as an Officer, employee, promoter, underwriter, voting trustee, partner, director or Person performing similar functions. “Independent” when used with respect to any accountant may include an accountant who audits the books of such Person if in addition to satisfying the criteria set forth above the accountant is independent with respect to such Person within the meaning of Rule 101 of the Code of Ethics of the American Institute of Certified Public Accountants.

                    Whenever any Independent Person’s opinion or certificate is to be furnished to the Trustee such opinion or certificate shall state, or shall be deemed to state, that the signer has read this definition and that the signer is Independent within the meaning hereof.

                    “Initial Maturity Date”: With respect to any Mortgage Loan, (i) the maturity date of such Mortgage Loan without giving effect to any exercised extension options available under the terms of such Mortgage Loan, or (ii) if the related borrower has exercised an extension option, the maturity date of such Mortgage Loan after giving effect to the exercised extension option, but without giving effect to any additional extension option available under the terms of such Mortgage Loan.

                    “Instrument”: The meaning specified in Section 9-102(a)(47) of the UCC.

                    “Interest Accrual Period”: With respect to the Notes, (i) with respect to the first Payment Date, the period from and including the Closing Date to and including the 14th day of the calendar month in which such first Payment Date occurs and (ii) with respect to each successive Payment Date, the period from and including the 15th day of the calendar month immediately preceding the month in which such Payment Date occurs, to and including the 14th day of the calendar month in which such Payment Date occurs.

                    “Interest Advance”: The meaning specified in Section 10.9(a) hereof.

                    “Interest Collection Account”: The trust account established pursuant to Section 10.2(a) hereof.

                    “Interest Coverage Ratios”: Collectively, the Class A Interest Coverage Ratio and the Class B Interest Coverage Ratio.

                    “Interest Distribution Amount”: Each of the Class A Interest Distribution Amount and Class B Interest Distribution Amount.

                    “Interest Proceeds”: With respect to any Payment Date, (A) the sum (without duplication) of (1) all Cash payments of interest (including any deferred interest) or other distributions received during the related Due Period on all Mortgage Loans other than Defaulted Mortgage Loans (net of the Servicing Fee and other amounts payable in accordance with the Servicing Agreement) and Eligible Investments, including, in the Collateral Manager’s commercially reasonable discretion (exercised as of the trade date), the accrued interest received in connection with a sale of such Mortgage Loans or Eligible Investments (to the extent such accrued interest was not applied to the purchase of Reinvestment Mortgage Loans), in each case, excluding any accrued interest included in Principal Proceeds pursuant to clause (A)(3) or (4) of the definition of Principal Proceeds, (2) all make-whole premiums, yield maintenance or prepayment premiums or any interest amount paid in excess of the stated interest amount of a Mortgage Loan received during the related Due Period, (3) all amendment, modification and waiver fees, late payment fees, commitment fees, exit fees, extension fees and other fees and commissions received by the Issuer during such Due Period in connection with such Mortgage Loans and Eligible Investments (other than, in each such case, fees and commissions received in connection with the restructuring of a Defaulted Mortgage Loan or Eligible Investments or any extension of the maturity date of a Mortgage Loan beyond the original maturity date), (4) those funds in the Expense Account designated as Interest Proceeds by the Collateral Manager pursuant to Section 10.7(a), (5) all funds remaining on deposit in the Expense Account upon redemption of the Notes in whole, pursuant to Section 10.7(a), (6) Interest Advances, if any, advanced by the Advancing Agent or the Backup Advancing Agent, with respect to such Payment Date, (7) all accrued original issue discount on Eligible Investments, (8) any interest payments received in Cash by the Issuer during the related Due Period on any asset held by a Permitted Subsidiary that is not a Defaulted Mortgage Loan, (9) all payments of principal on Eligible Investments purchased with proceeds of items (A)(1), (2) and (3) of this definition, (10) Cash and Eligible Investments contributed by the Parent REIT pursuant to Section 12.2(c) and designated as “Interest Proceeds” by the Parent REIT and (11) any excess proceeds received in respect of a Mortgage Loan to the extent such proceeds are designated “Interest Proceeds” by the Collateral Manager in its sole discretion with notice to the Trustee on or before the related Determination Date; provided that Interest Proceeds will in no event include any payment or proceeds specifically defined as “Principal Proceeds” in the definition thereof, minus (B) the aggregate amount of any Nonrecoverable Interest Advances that were previously reimbursed to the Advancing Agent or the Backup Advancing Agent.

                    “Interest Shortfall”: The meaning set forth in Section 10.9(a) hereof.

                    “Investor Certification” means a certificate certifying that such person executing the Certificate is a Noteholder or a Beneficial Owner of a Note. The Investor Certification shall be substantially in the form of Exhibit J hereto a form of which will be posted to the Trustee website, and shall be submitted by any such person to the Collateral Manager for validation prior to the Trustee granting such person with access to the Trustees’ website. Any information or service provided via the Trustee’s website, and any recognition by the Trustee or a Noteholder or Beneficial Owner hereunder, shall be subject to such validation.

                    “Issuer”: DivCore CLO 2013-1, Ltd., an exempted company incorporated under the laws of the Cayman Islands with limited liability, until a successor Person shall have become the Issuer pursuant to the applicable provisions of this Indenture, and thereafter “Issuer” shall mean such successor Person.

                    “Issuer Order” and “Issuer Request”: A written order or request (which may be in the form of a standing order or request) dated and signed in the name of the Issuer (and the Co-Issuer, if applicable) by an Authorized Officer of the Issuer (and by an Authorized Officer of the Co-Issuer, if applicable), or by an Authorized Officer of the Collateral Manager.

                    “Junior Participation”: One or more junior participation interests (or B Notes) in an Underlying Whole Loan pursuant to a Senior AB Participation, in which the related Senior Participation is a Mortgage Loan that has been acquired by the Issuer.

                    “LIBOR”: The meaning set forth in Schedule B attached hereto.

                    “LIBOR Determination Date”: The meaning set forth in Schedule B attached hereto.

                    “List”: The meaning specified in Section 12.4(a)(ii) hereof.

                    “Listed Bidders”: The meaning specified in Section 12.4(a)(ii) hereof.

                    “LLC Managers”: The managers of the Co-Issuer duly appointed by the sole member of the Co-Issuer (or, if there is only one manager of the Co-Issuer so duly appointed, such sole manager).

                    “Loan Documents”: The indenture, loan agreement, note, mortgage, intercreditor agreement, participation agreement or other agreement pursuant to which a Mortgage Loan or Eligible Investment has been issued or created and each other agreement that governs the terms of or secures the obligations represented by such Mortgage Loan or Eligible Investment or of which holders of such Mortgage Loan or Eligible Investment are the beneficiaries.

                    “London Banking Day”: The meaning set forth in Schedule B attached hereto.

                    “Loss Value Payment”: A cash payment made to the Issuer by the Seller in connection with a breach of representation or warranty with respect to any Mortgage Loan pursuant to the Mortgage Loan Purchase Agreement in an amount that the Collateral Manager on behalf of the Issuer, subject to the consent of a majority of the holders of each Class of Notes (excluding any Note hold by any Seller or any of their respective affiliates), determines is sufficient to compensate the Issuer for such breach of representation or warranty, which Loss Value Payment will be deemed to cure sure breach of representation or warranty.

                    “Majority”: With respect to:

(i) any Class of Notes, the Holders of more than 50% of the Aggregate Outstanding Amount of the Notes of such Class; and

(ii) the Preferred Shares, the Preferred Shareholders representing more than 50% of the of the aggregate liquidation preference of outstanding Preferred Shares.

                    “Mandatory Redemption”: The meaning specified in Section 9.5 hereof.

                    “Maturity”: With respect to any Note, the date on which the unpaid principal of such Note becomes due and payable as therein or herein provided, whether at the Stated Maturity Date or by declaration of acceleration or otherwise.

                    “Measurement Date”: Any of the following: (i) the Closing Date, (ii) the date of acquisition or disposition of any Mortgage Loan, (iii) any date on which any Mortgage Loan becomes a Defaulted Mortgage Loan, (iv) each Determination Date, (v) the Effective Date and (vi) with reasonable notice to the Issuer and the Trustee, any other Business Day that the Rating Agency or the Holders of at least 66-2/3% of the Aggregate Outstanding Amount of any Class of Notes requests be a “Measurement Date”; provided that, if any such date would otherwise fall on a day that is not a Business Day, the relevant Measurement Date will be the immediately preceding Business Day.

                    “Minnesota Collateral”: The meaning specified in Section 3.3(a)(v) hereof.

                    “Modified Mortgage Loan”: A Mortgage Loan as to which an amendment, modification, supplement, consent or waiver has been entered into with respect to a related Loan Documents that changes a monetary term of the Mortgage Loan or a material non-monetary term of the Mortgage Loan; provided that a Mortgage Loan will not be considered a Modified Mortgage Loan solely by reason of (a) a first time change in the applicable Margin by less than 1.25% or (b) a waiver of or modification to any default interest, late charges, yield maintenance charges, exist fees, prepayment premiums or other amounts not constituting interest or principal payable under the Mortgage Loan.

                    “Monthly Report”: The meaning specified in Section 10.11(a) hereof.

                    “Moody’s”: Moody’s Investors Service, Inc., and its successors in interest.

                    “Moody’s Effective Date Deemed Rating Confirmation”: A deemed written confirmation from Moody’s of the ratings assigned by Moody’s to the Notes on the Closing Date.

                    “Moody’s Minimum Average Recovery Rate”: As of any date of determination, a rate expressed as a percentage equal to the number obtained by (i) summing the products obtained by multiplying the Principal Balance of each Mortgage Loan by its Moody’s Recovery Rate and (ii) dividing such sum by the Principal Balance of the Mortgage Loans and (iii) rounding up to the first decimal place.

                    “Moody’s Minimum Average Recovery Rate Test”: A test that will be satisfied as of any Measurement Date if the Moody’s Minimum Average Recovery Rate is greater than or equal to 54.75%.

                    “Moody’s Rating”: With respect to any Mortgage Loan, the private credit assessment assigned to such Mortgage Loan by Moody’s for the Issuer.

                    “Moody’s Rating Factor”: With respect to any Mortgage Loan, the number set forth in the table below opposite the Moody’s Rating of such Mortgage Loan:

Moody’s Rating	Moody’s Rating Factor	Moody’s Rating	Moody’s Rating Factor
Aaa	1	Ba1	940
Aa1	10	Ba2	1,350
Aa2	20	Ba3	1,766
Aa3	40	B1	2,220
A1	70	B2	2,720
A2	120	B3	3,490
A3	180	Caa1	4,770
Baa1	260	Caa2	6,500
Baa2	360	Caa3	8,070
Baa3	610	Ca or lower	10,000

                    “Moody’s Recovery Rate”: With respect to each Mortgage Loan, the rate specified in the table below:

Property Type	Moody’s Recovery Rate
Industrial, Multifamily and Anchored Retail Properties	60%
Office and Unanchored Retail Properties	55%
Hospitality and Healthcare Properties	45%
All Other Types of Properties	40%

                    “Moody’s Test Modification”: The meaning specified in Section 12.4 hereof.

                    “Moody’s Weighted Average Rating Factor”: An amount determined by (i) summing the products obtained by multiplying the Principal Balance of each Mortgage Loan by its Moody’s Rating Factor and (ii) dividing such sum by the aggregate outstanding Principal Balance of all such Mortgage Loans and rounding the result up to the nearest whole number.

                    “Mortgage Loan” and “Mortgage Loans”: Any Whole Loan or Senior Participation acquired by the Issuer in accordance with the provisions of this Indenture.

                    “Mortgage Loan File”: The meaning set forth in Section 3.3(d).

                    “Mortgage Loan Management Standard”: The meaning set forth in the Collateral Management Agreement.

                    “Mortgage Loan Purchase Agreement”: Any Mortgage Loan Purchase agreement entered into on or about the Closing Date and any other Mortgage Loan Purchase agreement entered into after the Closing Date if a purchase agreement is necessary to comply with this Indenture, which agreement is assigned to the Trustee pursuant to this Indenture.

                    “Net Outstanding Portfolio Balance”: On any Measurement Date, the sum (without duplication) of:

(i) the Aggregate Principal Balance on such Measurement Date of the Mortgage Loans (other than Defaulted Mortgage Loans or Modified Mortgage Loans);

(ii) the Aggregate Principal Balance of all Principal Proceeds held as Cash and Eligible Investments and all Cash and Eligible Investments held in the Future Funding Reserve Account and the Unused Proceeds Account; and

(iii) with respect to each Defaulted Mortgage Loan or Modified Mortgage Loan, the Calculation Amount of such Defaulted Mortgage Loan or Modified Mortgage Loan;

provided, however, that (A) with respect to each Defaulted Mortgage Loan that has been owned by the Issuer for more than three years after becoming a Defaulted Mortgage Loan, the Principal Balance of such Defaulted Mortgage Loan shall be zero for purposes of computing the Net Outstanding Portfolio Balance, and (B) with respect to each Defaulted Mortgage Loan as to which the Collateral Manager has delivered to the Issuer and the Trustee a binding commitment to consummate a Credit Risk/Defaulted Mortgage Loan Cash Purchase within a period that extends no longer than 45 days from the date of such commitment, such Mortgage Loan will not be treated as a Defaulted Mortgage Loan during such period for purposes of computing the Net Outstanding Portfolio Balance.

                    “No Downgrade Confirmation”: A confirmation from the Rating Agency that any proposed action, or failure to act or other specified event will not, in and of itself, result in the downgrade or withdrawal of the then-current rating assigned to any Class of Notes then rated by the Rating Agency.

                    “Non-call Period”: The period from the Closing Date to and including the Business Day immediately preceding the earlier of (i) the Payment Date in December 2016 and (ii) the Payment Date on which the Aggregate Outstanding Amount of the Class A Notes will be reduced to less than 65% of the Aggregate Outstanding Amount of the Class A Notes on the Closing Date, during which no Optional Redemption is permitted to occur.

                    “Non-Acquired Participation”: With respect to any Senior Participation acquired by the Issuer, any related participation interest (whether a Senior Pari Passu Participation or a Junior Participation) in the related Underlying Whole Loan, which related participation interest is not acquired by the Issuer.

                    “Non-Permitted Holder”: The meaning specified in Section 2.13(b) hereof.

                    “Nonrecoverable Interest Advance”: Any Interest Advance previously made or proposed to be made pursuant to Section 10.9 hereof that the Advancing Agent or the Backup Advancing Agent, as applicable, has determined in its sole discretion, exercised in good faith, that the amount so advanced or proposed to be advanced plus interest expected to accrue thereon, will not be ultimately recoverable from subsequent payments or collections with respect to the related Mortgage Loan.

                    “Note Liquidation Event”: The meaning specified in Section 12.1(d) hereof.

                    “Noteholder”: The Person in whose name such Note is registered in the Notes Register.

                    “Note Interest Rate”: With respect to the Class A Notes and the Class B Notes, the Class A Rate and the Class B Rate, respectively.

                    “Notes”: The Class A Notes and the Class B Notes, collectively, authorized by, and authenticated and delivered under, this Indenture.

                    “Notes Register” and “Notes Registrar”: The respective meanings specified in Section 2.5(a) hereof.

                    “Notional Amount”: In respect of the Preferred Shares, the per share notional amount as provided in the Preference Share Paying Agency Agreement. The aggregate Notional Amount of the Preferred Shares on the Closing Date will be U.S.$160,000,000.

                    “NRSRO”: Any nationally recognized statistical rating organization, including the Rating Agency.

                    “NRSRO Certification”: A certification (a) substantially in the form of Exhibit G executed by a NRSRO or (b) provided electronically and executed by such NRSRO by means of a “click through” confirmation on the 17g-5 Website, in either case in favor of the 17g-5 Information Provider that states that such NRSRO is a Rating Agency under this Agreement or that such NRSRO has provided the Issuer with the appropriate certifications under Exchange Act Rule 17g-5(a)(3)(iii)(B), that such NRSRO has access to the Issuer’s 17g-5 website and that such NRSRO will keep such information confidential, except to the extent such information has been made available to the general public.

                    “Offering Memorandum”: The Offering Memorandum, dated December 4, 2013, relating to the offering of the Notes.

                    “Officer”: With respect to any corporation or limited liability company, including the Issuer, the Co-Issuer and the Collateral Manager, any Director, Manager, the Chairman of the Board of Directors, the President, any Senior Vice President any Vice President, the Secretary, any Assistant Secretary, the Treasurer, any Assistant Treasurer, General Partner of such entity; and with respect to the Trustee, any Trust Officer.

                    “Officer’s Certificate”: With respect to the Issuer, the Co-Issuer and the Collateral Manager, any certificate executed by an Officer thereof.

                    “Opinion of Counsel”: A written opinion addressed to the Trustee and the Rating Agency in form and substance reasonably satisfactory to the Trustee and the Rating Agency of an outside third party counsel of national recognition admitted to practice before the highest court of any state of the United States or the District of Columbia (or the Cayman Islands, in the case of an opinion relating to the laws of the Cayman Islands), which attorney may, except as otherwise expressly provided in this Indenture, be counsel for the Issuer, and which attorney shall be reasonably satisfactory to the Trustee. Whenever an Opinion of Counsel is required hereunder, such Opinion of Counsel may rely on opinions of other counsel who are so admitted and so satisfactory which opinions of other counsel shall accompany such Opinion of Counsel and shall either be addressed to the Trustee and the Rating Agency or shall state that the Trustee and the Rating Agency shall be entitled to rely thereon.

                    “Optional Redemption”: The meaning specified in Section 9.1(c) hereof.

                    “Outstanding”: With respect to the Notes, as of any date of determination, all of the Notes or any Class of Notes, as the case may be, theretofore authenticated and delivered under this Indenture except:

(i) Notes theretofore canceled by the Notes Registrar or delivered to the Notes Registrar for cancellation;

(ii) Notes or portions thereof for whose payment or redemption funds in the necessary amount have been theretofore irrevocably deposited with the Trustee or the Paying Agent in trust for the Holders of such Notes pursuant to Section 4.1(a)(ii); provided that, if such Notes or portions thereof are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

(iii) Notes in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to this Indenture, unless proof satisfactory to the Trustee is presented that any such Notes are held by a holder in due course; and

(iv) Notes alleged to have been mutilated, destroyed, lost or stolen for which replacement Notes have been issued as provided in Section 2.6;

provided that in determining whether the Noteholders of the requisite Aggregate Outstanding Amount have given any request, demand, authorization, direction, notice, consent or waiver hereunder, (x) Notes owned by the Issuer, the Co-Issuer or any Affiliate thereof shall be disregarded and deemed not to be Outstanding and (y) in relation to any amendment or other modification of, or assignment or termination of, any of the express rights or obligations of the Collateral Manager under the Collateral Management Agreement or this Indenture (including the exercise of any rights to remove the Collateral Manager except with respect to the termination of the Collateral Manager without cause and with respect to the replacement of the Collateral Manager in instances where the Collateral Manager has not been terminated for cause or where such replacement is not an Affiliate of the Collateral Manager), Notes owned by the Collateral Manager or any of its Affiliates, or by any accounts managed by them, shall be disregarded and deemed not to be Outstanding. The Trustee shall be entitled to rely on certifications from Noteholders in order to determine any such affiliations. The Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, except to the extent that a Trust Officer of the Trustee has actual knowledge of any such affiliation. Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee’s right so to act with respect to such Notes and that the pledgee is not the Issuer, the Collateral Manager or any other obligor upon the Notes or any Affiliate of the Issuer, the Collateral Manager or such other obligor.

                    “Par Value Ratios”: Collectively, the Class A Par Value Ratio and the Class B Par Value Ratio.

                    “Parent REIT”: DivCore Subordinate Debt Club I REIT Holding, LLC.

                    “Participating Institution”: With respect to any participation, the entity that holds legal title to the participated asset.

                    “Paying Agent”: Any Person authorized by the Issuer and the Co-Issuer to pay the principal of or interest on any Notes on behalf of the Issuer and the Co-Issuer as specified in Section 7.2 hereof.

                    “Payment Account”: The payment account of the Trustee in respect of the Notes established pursuant to Section 10.3 hereof.

                    “Payment Date”: With respect to each Class of Notes, monthly on the later of (i) the 15th calendar day of each calendar month (or if such day is not a Business Day, the next succeeding Business Day) and (ii) the fourth Business Day following the Determination Date, to and including the Stated Maturity Date related to such Class unless redeemed or repaid prior thereto, commencing on December 16, 2013.

                    “Permitted Subsidiary”: Any one or more wholly-owned, single purpose entities established exclusively for the purpose of taking title to mortgage, real estate or any Sensitive Asset in connection, in each case, with the exercise of remedies or otherwise.

                    “Person”: An individual, corporation (including a business trust), partnership, limited liability company, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated association or government or any agency or political subdivision thereof.

                    “Placement Agent”: Jefferies LLC, in its capacity as the placement agent.

                    “Placement Agency Agreement”: The placement agreement relating to the Notes dated as of the Closing Date by and among the Issuer, the Co-Issuer and the Placement Agent.

                    “Pledged Mortgage Loan”: On any date of determination, any Mortgage Loan that has been Granted to the Trustee and not been released from the lien of this Indenture pursuant to Section 10.13 hereof.

                    “Preferred Shareholder”: A registered owner of Preferred Shares as set forth in the share register maintained by the Share Registrar.

                    “Preferred Shares”: The preferred shares issued by the Issuer concurrently with the issuance of the Notes which shall be in certificated form.

                    “Preferred Share Distribution Account”: A segregated account established and designated as such by the Preferred Shares Paying Agent pursuant to the Preferred Share Paying Agency Agreement.

                    “Preferred Shares Distribution Amount”: Any remaining Interest Proceeds and Principal Proceeds, if any, to be released from the lien of this Indenture and paid (upon standing order of the Issuer) to the Preferred Shares Paying Agent for deposit into the Preferred Share Distribution Account for distribution to the holders of the Preferred Shares after payment by the Trustee of all distributions which take priority pursuant to Section 11.1(a).

                    “Preferred Share Paying Agency Agreement”: The Preferred Share Paying Agency Agreement, dated as of the Closing Date, among the Issuer, the Preferred Shares Paying Agent relating to the Preferred Shares and the Share Registrar, as amended from time to time in accordance with the terms thereof.

                    “Preferred Shares Paying Agent”: Wells Fargo Bank, National Association, solely in its capacity as Preferred Shares Paying Agent under the Preferred Share Paying Agency Agreement and not individually, or any successor Preferred Shares Paying Agent pursuant to the applicable provisions of the Preferred Share Paying Agency Agreement, as the case may be.

                    “Principal Balance” or “par”: With respect to any Mortgage Loan or Eligible Investment, as of any date of determination, the outstanding principal amount of such Mortgage Loan or Eligible Investment; provided that:

(i) the Principal Balance of any Eligible Investment that does not pay Cash interest on a current basis will be the accreted value thereof; and

(ii) the Principal Balance of any Future Funding Mortgage Loan also will be deemed not to include any unfunded portion outstanding in the form of Future Advances with respect to such Mortgage Loan.

                    “Principal Collection Account”: The trust account established pursuant to Section 10.2(a) hereof.

                    “Principal Proceeds”: With respect to any Payment Date, (A) the sum (without duplication) of (1) all principal payments (including Unscheduled Principal Payments and any casualty or condemnation proceeds and any proceeds from the exercise of remedies (including liquidation proceeds) and any amount representing the accreted portion of a discount from the face amount of a Mortgage Loan or an Eligible Investment) received during the related Due Period in respect of (a) Eligible Investments (other than Eligible Investments purchased with Interest Proceeds, Eligible Investments in the Expense Account and Eligible Investments in the Future Funding Reserve Account) and (b) Mortgage Loans as a result of (i) a maturity, scheduled amortization or mandatory prepayment on a Mortgage Loan, (ii) optional prepayments made at the option of the related borrower, (iii) recoveries on Defaulted Mortgage Loans or (iv) any other principal payments received with respect to Mortgage Loans, (2) all fees and commissions received during such Due Period in connection with the restructuring of a Defaulted Mortgage Loan or Eligible Investments or any extension of the maturity date of a Mortgage Loan beyond the original maturity date, (3) any interest received during such Due Period on such Mortgage Loans or Eligible Investments to the extent such interest constitutes proceeds from accrued interest purchased with Principal Proceeds other than accrued interest purchased by the Issuer on or prior to the Closing Date and interest included in clause (A)(1) of the definition of Interest Proceeds, (4) Sale Proceeds received during such Due Period in respect of sales (excluding those previously reinvested or currently being reinvested in Mortgage Loans in accordance with the Transaction Documents and excluding accrued interest included in Sale Proceeds (unless such accrued interest was purchased with Principal Proceeds) that are designated by the Collateral Manager as Interest Proceeds in accordance with clause (A)(1) of the definition of Interest Proceeds), (5) all Cash payments of interest received during such Due Period on Defaulted Mortgage Loans, (6) funds transferred to the Principal Collection Account from the Future Funding Reserve Account in respect of amounts previously held on deposit in respect of unfunded commitments for (x) Future Funding Mortgage Loans as to which the Backstop Condition has been satisfied, (y) Future Funding Mortgage Loans that have been sold or otherwise disposed of before such commitments thereunder have been drawn or as to which excess funds remain or (z) Future Funding Mortgage Loans, the future funding obligation of which has been assigned to an Approved Lender as to whom the Backstop Condition has been satisfied, (7) any principal payments received in Cash by the Issuer during the related Due Period on any asset held by a Permitted Subsidiary, (8) any Loss Value Payments received by the Issuer from a Seller, (9) all other payments received in connection with the Mortgage Loans and Eligible Investments that are not included in Interest Proceeds (10) after the Effective Date, all amounts in the Unused Proceeds Account and (11) all Cash and Eligible Investments contributed by the Parent REIT pursuant to the terms of Section 12.2(c) and designated as “Principal Proceeds” by the Parent REIT; provided that in no event will Principal Proceeds include any proceeds from the Excepted Assets minus (B)(1) the aggregate amount of any Nonrecoverable Interest Advances that were not previously reimbursed to the Advancing Agent or the Backup Advancing Agent from Interest Proceeds and (2) the portion of such Principal Proceeds previously reinvested or currently being held for reinvestment in Reinvestment Mortgage Loans if the Issuer is permitted to purchase Reinvestment Mortgage Loans in accordance with Section 12.2.

                    “Priority of Payments”: The meaning specified in Section 11.1(a) hereof.

                    “Privileged Person”: Any of the following persons: the Issuer and its Designees, the Placement Agents, the Servicer, the Special Servicer, the Collateral Manager and its designees, the Trustee, the Paying Agent, any NRSRO, the Advancing Agent, any person who submits to the Trustee an NRSRO Certification and any person, following confirmation from the Collateral Manager to the Trustee, that it has received and validated an Investor Certification from such person. The Trustee may rely on such validation from the Collateral Manager for providing access to the Trustee’s website.

                    “Proceeding”: Any suit in equity, action at law or other judicial or administrative proceeding.

                    “Property-Level Documents”: The meaning specified in Section 10.12(a)(ii)(D).

                    “QIB”: A “qualified institutional buyer” as defined in Rule 144A.

                    “Qualified REIT Subsidiary”: A corporation that, for U.S. federal tax purposes, is wholly-owned by a real estate investment trust under Section 856(i)(2) of the Code.

                    “Ramp-Up Period”: The period commencing on the Closing Date and ending on the earlier of (i) the Effective Date and (ii) the occurrence of an Event of Default (after the expiry of any applicable grace periods).

                    “Rating Agency”: Moody’s and any successor thereto, or, with respect to the Collateral generally, if at any time Moody’s or any such successor ceases to provide rating services with respect to the Notes or certificates similar to the Notes, any other NRSRO selected by the Issuer and reasonably satisfactory to a Majority of the Notes voting as a single Class.

                    “Rating Agency Condition”: A condition that is satisfied if:

(a) the party required to satisfy the Rating Agency Condition (the “Requesting Party”) has made a written request to the Rating Agency for a No Downgrade Confirmation; and

(b) any one of the following has occurred:

(i) a No Downgrade Confirmation has been received; or

(ii) (A) within 10 business days of such request being sent to the Rating Agency, the Rating Agency has not replied to such request or has responded in a manner that indicates that the Rating Agency is neither reviewing such request nor waiving the requirement for confirmation;

(B) the Requesting Party has confirmed that the Rating Agency has received the confirmation request,

(C) the Requesting Party promptly requests the No Downgrade Confirmation a second time; and

(D) there is no response to either confirmation request within five (5) business days of such second request.

                    “Rating Confirmation Failure”: The meaning specified in Section 7.19(b) hereof.

                    “Record Date”: The date on which the Holders of Notes entitled to receive a payment in respect of principal or interest on the succeeding Payment Date is determined, such date as to any Payment Date being the 15th day (whether or not a Business Day) prior to the applicable Payment Date.

                    “Redemption Date”: Any Payment Date specified for a redemption of the Securities pursuant to Section 9.1 hereof.

                    “Redemption Date Statement”: The meaning specified in Section 10.11(e) hereof.

                    “Redemption Price”: The Redemption Price of each Class of Notes or the Preferred Shares, as applicable, on a Redemption Date will be calculated as follows:

                    Class A Notes. The redemption price for the Class A Notes will be calculated on the related Determination Date and will equal the Aggregate Outstanding Amount of the Class A Notes to be redeemed, together with the Class A Interest Distribution Amount (plus any Class A Defaulted Interest Amount) due on the applicable Redemption Date;

                    Class B Notes. The redemption price for the Class B Notes will be calculated on the related Determination Date and will equal the Aggregate Outstanding Amount of the Class B Notes to be redeemed, together with the Class B Interest Distribution Amount (plus any Class B Capitalized Interest and any Class B Defaulted Interest Amount) due on the applicable Redemption Date; and

                    Preferred Shares. The redemption price for the Preferred Shares will be calculated on the related Determination Date and will be equal to the sum of all net proceeds from the sale of the Collateral in accordance with Article 12 hereof and Cash (other than the Issuer’s rights, title and interest in the property described in clause (i) of the definition of “Excepted Assets”), if any, remaining after payment of all amounts and expenses, including payments made in respect of the Notes, described under clauses (1) through (10) of Section 11.1(a)(i) and clauses (1) through (6) of Section 11.1(a)(ii); provided that, if there are no such net proceeds or Cash remaining, the redemption price for the Preferred Shares shall be equal to U.S.$0.

                    “Reference Banks”: The meaning set forth in Schedule S attached hereto.

                    “Registered”: With respect to any debt obligation, a debt obligation that is issued after July 18, 1984, and that is in registered form for purposes of the Code.

                    “Registered Security”: The meaning specified in Section 3.3(a)(iii) hereof.

                    “Regulation S”: Regulation S under the Securities Act.

                    “Regulation S Global Security”: The meaning specified in Section 2.2(b)(ii) hereof.

                    “Reimbursement Interest”: Interest accrued on the amount of any Interest Advance made by the Advancing Agent or the Backup Advancing Agent, for so long as it is outstanding, at the Reimbursement Rate.

                    “Reimbursement Rate”: A rate per annum equal to the “prime rate” as published in the “Money Rates” section of the Wall Street Journal, as such “prime rate” may change from time to time. If more than one “prime rate” is published in The Wall Street Journal for a day, the average of such “prime rates” will be used, and such average will be rounded up to the nearest one eighth of one percent (0.125%). If the “prime rate” contained in The Wall Street Journal is not readily ascertainable, the Collateral Manager will select an equivalent publication that publishes such “prime rate,” and if such “prime rates” are no longer generally published or are limited, regulated or administered by a governmental authority or quasigovernmental body, then the Collateral Manager will select, in its reasonable discretion, a comparable interest rate index.

                    “Reinvestment Criteria”: The meaning specified in Section 12.2(a) hereof.

                    “Reinvestment Mortgage Loan”: Any Mortgage Loan that is acquired after the Closing Date that satisfies the Eligibility Criteria and the Reinvestment Criteria in accordance with the terms of Section 12.2(a) hereof.

                    “Reinvestment Period”: The period beginning on the Closing Date and ending on and including the first to occur of any of the following events or dates: (i) the last day of the Due Period related to the Payment Date in November 2015; (ii) the end of the Due Period related to the Payment Date on which all of the Securities are redeemed as described herein under Section 9.1; and (iii) the date on which an Event of Default has occurred.

                    “REIT”: A “real estate investment trust” under the Code.

                    “Remittance Date”: The Business Day prior to the Payment Date in each month.

                    “Repurchase Price”: The meaning specified in Section 16.3(c) hereof.

                    “Repurchase Request”: The meaning specified in Section 7.17 hereof.

                    “Rule 17g-5”: The meaning specified in Section 14.13 hereof.

                    “Rule 144A”: Rule 144A under the Securities Act.

                    “Rule 144A Global Security”: The meaning specified in Section 2.2(b)(i) hereof.

                    “Rule 144A Information”: The meaning specified in Section 7.13 hereof.

                    “S&P”: Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., and its successors in interest.

                    “Sale”: The meaning specified in Section 5.17(a) hereof.

                    “Sale Proceeds”: All proceeds (including accrued interest) received with respect to Mortgage Loans and Eligible Investments as a result of sales of such Mortgage Loans and Eligible Investments, sales in connection with the exercise of a purchase option by the holder of a Non-Acquired Participation or a mezzanine lender, and sales in connection with a repurchase for a breach of a representation or warranty, in each case net of any reasonable out-of-pocket expenses of the Collateral Manager or the Trustee in connection with any such sale.

                    “Schedule of Closing Date Mortgage Loans”: The schedule of Closing Date Mortgage Loans listed on Schedule A attached hereto, which schedule shall include the Principal Balance, the spread and the relevant floating reference rate and the maturity date.

                    “Scheduled Distribution”: With respect to any Mortgage Loan or Eligible Investment, for each Due Date, the scheduled payment of principal, interest or fee or any dividend or premium payment due on such Due Date or any other distribution with respect to such Mortgage Loan or Eligible Investment, determined in accordance with the assumptions specified in Section 1.2 hereof.

                    “SEC”: The Securities and Exchange Commission.

                    “Secured Parties”: Collectively, the Trustee, the Company Administrator, the Noteholders and the Collateral Manager, each as their interests appear in applicable Transaction Documents.

                    “Securities”: Collectively, the Notes and the Preferred Shares.

                    “Securities Account”: The meaning specified in Section 8-501(a) of the UCC.

                    “Securities Account Control Agreement”: The meaning specified in Section 3.3(a) hereof.

                    “Securities Act”: The Securities Act of 1933, as amended.

                    “Securities Intermediary”: The meaning specified in Section 8-102(a)(14) of the UCC.

                    “Security Entitlement”: The meaning specified in Section 8-102(a)(17) of the UCC.

                    “Security”: Any Note or Preferred Share or, collectively, the Notes and Preferred Shares, as the context may require.

                    “Seller”: The meaning specified in the applicable Mortgage Loan Purchase Agreement.

                    “Senior AB Participation”: A Mortgage Loan that is a participation interest (or an A Note) in an Underlying Whole Loan pursuant to a participation agreement (or intercreditor agreement) in which the interest acquired by the Issuer is senior to one or more Junior Participations.

                    “Senior Pari Passu Participation”: A Mortgage Loan that is a participation interest in an Underlying Whole Loan in which the interest acquired by the Issuer is pari passu with one or more other Senior Pari Passu Participation Interests that are each Non-Acquired Participations and which each are the senior-most interest in such Underlying Whole Loan.

                    “Senior Participation”: A Mortgage Loan that is either a senior participation interest (including A Notes and senior or pari passu participation interests) in an Underlying Whole Loan pursuant to a Senior AB Participation, in which the related Junior Participation is a Non-Acquired Participation.

                    “Sensitive Asset”: means (i) a Mortgage Loan, or a portion thereof, or (ii) a real property or other interest (including, without limitation, an interest in real property) resulting from the conversion, exchange, other modification or exercise of remedies with respect to a Mortgage Loan or portion thereof, in either case, as to which (1) the Collateral Manager has determined, based on an Opinion of Counsel, could give rise to material liability of the Issuer (including liability for taxes) if held directly by the Issuer or (2) the Collateral Manager is required by the Parent REIT to sell to a Permitted Subsidiary.

                    “Servicer”: Situs Asset Management LLC, each of its permitted successors and assigns or any successor Person that shall have become the Servicer pursuant to the provisions of the Servicing Agreement and thereafter “Servicer” shall mean such successor Person.

                    “Servicing Agreement”: The Servicing Agreement, dated as of the Closing Date, by and among the Issuer, the Trustee, the Collateral Manager and the CLO Servicer, as amended, supplemented or otherwise modified from time to time in accordance with its terms.

                    “Servicing Fee”: With respect to each Due Period the aggregate amount of all servicing fees payable to the CLO Servicer under the Servicing Agreement and any backup servicer named therein or in any backup servicing agreement to which the Issuer is a party during such Due Period.

                    “Share Registrar”: Appleby Trust (Cayman) Ltd., unless a successor Person shall have become the Share Registrar pursuant to the applicable provisions of the Preferred Share Paying Agency Agreement, and thereafter “Share Registrar” shall mean such successor Person.

                    “Special Servicer”: Situs Holdings, LLC, each of its permitted successors and assigns or any successor Person that shall have become the Servicer pursuant to the provisions of the Servicing Agreement and thereafter “Special Servicer” shall mean such successor Person.

                    “Specified Appraisal Firm”: The national MAI appraisal firm, or its successor, that has been contracted by the Collateral Manager on behalf of the Issuer to provide Updated Appraisals for so long as any Class of Notes are outstanding under a pre-arranged fee schedule. The contract with the Specified Appraisal Firm shall specify the requirements for the Updated Appraisals and the required time frame in which the Updated Appraisals will be produced. The terms of contract and the choice of the appraisal firm to act as the Specified Appraisal Firm shall be subject to the approval of the Class A Majority Holders. If at any time the Specified Appraisal Firm ceases to exist, the selection of a new replacement Specified Appraisal Firm and the terms of the contract shall be approved by the Class A Majority Holders.

                    “Specified Person”: The meaning specified in Section 2.6(a) hereof.

                    “Stated Maturity Date”: The Payment Date occurring in November 2032.

                    “Subordinate Interest”: The meaning specified in Section 13.1 hereof.

                    “Tax Event”: Any time that (i) any borrower is, or on the next scheduled payment date under any Mortgage Loan, will be, required to deduct or withhold from any payment under any Mortgage Loan to the Issuer for or on account of any tax for whatever reason and such borrower is not required to pay to the Issuer such additional amount as is necessary to ensure that the net amount actually received by the Issuer (free and clear of taxes, whether assessed against such borrower or the Issuer) will equal the full amount that the Issuer would have received had no such deduction or withholding been required, (ii) any jurisdiction imposes net income, profits, or similar tax on the Issuer or (iii) the Issuer fails to maintain its status as a Qualified REIT Subsidiary or other disregarded entity of a REIT and is not a foreign corporation that is not engaged in a trade or business in the United States for U.S. federal income tax purposes. Withholding taxes imposed under FATCA, if any, shall be disregarded in applying the definition of “Tax Event.”

                    “Tax Materiality Condition”: The condition that will be satisfied if either (i) as a result of the occurrence of a Tax Event, a tax or taxes are imposed on the Issuer or withheld from payments to the Issuer and with respect to which the Issuer receives less than the full amount that the Issuer would have received had no such deduction occurred and such amount exceeds, in the aggregate, U.S.$1 million during any 12-month period or (ii) the Issuer fails to maintain its status as a Qualified REIT Subsidiary or other disregarded entity of a REIT and is not a foreign corporation that is not engaged in a trade or business in the United States for U.S. federal income tax purposes.

                    “Tax Redemption”: The meaning specified in Section 9.1(b) hereof.

                    “Total Redemption Price”: The amount equal to funds sufficient to pay all amounts and expenses described under clauses (1) through (4) and (11) of Section 11.1(a)(i) and to redeem all Notes at their applicable Redemption Prices.

                    “Transaction Documents”: This Indenture, the Collateral Management Agreement, the Mortgage Loan Purchase Agreement, the Placement Agency Agreement, the Company Administration Agreement, the Preferred Share Paying Agency Agreement, the Servicing Agreement and the Securities Account Control Agreement.

                    “Transfer Agent”: The Person or Persons, which may be the Issuer, authorized by the Issuer to exchange or register the transfer of Notes.

                    “Treasury Regulations”: Temporary or final regulations promulgated under the Code by the United States Treasury Department.

                    “Trust Officer”: When used with respect to the Trustee, any officer of the Corporate Trust Office of the Trustee with direct responsibility for the administration of this Indenture and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer’s knowledge of and familiarity with the particular subject.

                    “Trustee”: Wells Fargo Bank, National Association, a national banking association, solely in its capacity as trustee hereunder, or any successor Trustee pursuant to the terms of this Indenture.

                    “Trustee’s Website”: Initially, www.ctslink.com, provided that such address may change upon notice by the Trustee to the parties hereto and the Rating Agency.

                    “UCC”: The applicable Uniform Commercial Code.

                    “Uncertificated Security”: The meaning specified in Section 3.3(a)(ii) hereof.

                    “Underlying Mortgaged Property”: With respect to a Mortgage Loan that is (i) a Whole Loan, the commercial mortgage property or properties securing the Whole Loan and (ii) a Senior Participation, the commercial mortgage property or properties securing the Underlying Whole Loan.

                    “Underlying Whole Loan”: With respect to any Mortgage Loan that is a Senior Participation, the Whole Loan in which such Senior Participation represents a participation interest.

                    “United States” and “U.S.”: The United States of America, including any state and any territory or possession administered thereby.

                    “Unregistered Securities”: The meaning specified in Section 5.17(c) hereof.

                    “Unscheduled Principal Payments”: Any proceeds received by the Issuer from an unscheduled prepayment or redemption (in whole but not in part) by the obligor of a Mortgage Loan (or, in the case of a Senior Participation, the related Underlying Whole Loan) prior to the maturity date of such Mortgage Loan (or, in the case of a Senior Participation, the related Underlying Whole Loan).

                    “Unused Proceeds Account”: The trust account established pursuant to Section 10.4(a) hereof.

                    “Updated Appraisal”: An appraisal (or a broker’s opinion of value for a Mortgage Loan with a Principal Balance of less than $15,000,000) from the Specified Appraisal Firm, which may not be more than 12 months old.

                    “U.S. Person”: The meaning specified in Regulation S.

                    “Weighted Average Life”: As of any Measurement Date with respect to the Mortgage Loans (other than Defaulted Mortgage Loans), the number obtained by (i) summing the products obtained by multiplying (a) the Average Life at such time of each Mortgage Loan

(other than Defaulted Mortgage Loans) by (b) the outstanding Principal Balance of such Mortgage Loan and (ii) dividing such sum by the Aggregate Principal Balance at such time of all Mortgage Loans (other than Defaulted Mortgage Loans). For purposes of this definition, “Average Life” means, on any Measurement Date with respect to any Mortgage Loan (other than a Defaulted Mortgage Loan), the quotient obtained by the Collateral Manager by dividing (i) the sum of the products of (a) the number of years (rounded to the nearest one tenth thereof) from the Measurement Date to the respective dates of each successive expected distribution of principal of such Mortgage Loan and (b) the respective amounts of such expected distributions of principal by (ii) the sum of all successive expected distributions of principal on such Mortgage Loan.

                    “Weighted Average Acquisition Price”: As of any date of determination, the number obtained by (A) summing the products obtained by multiplying (i) the acquisition price of each Mortgage Loan (expressed as a percentage of the outstanding Principal Balance of such Mortgage Loan at the time of acquisition) by (ii) the outstanding Principal Balance of such Mortgage Loan, and (B) dividing such sum by the aggregate Principal Balance at such time of all Mortgage Loans.

                    “Weighted Average Spread”: As of any date of determination, the number obtained (rounded up to the next 0.001%), by (A) summing the products obtained by multiplying (i) with respect to any Mortgage Loan (other than a Defaulted Mortgage Loan), the greater of (x) the current stated spread above LIBOR at which interest accrues on each such Mortgage Loan and (y) if such Mortgage Loan provides for a minimum interest rate payable thereunder, the excess, if any, of the minimum interest rate applicable to such Mortgage Loan over LIBOR by (ii) the Principal Balance of such Mortgage Loan as of such date, and (B) dividing such sum by the aggregate Principal Balance of all Mortgage Loans (excluding all Defaulted Mortgage Loans).

                    “Whole Loan”: A commercial mortgage loan secured by a first-lien mortgage on a commercial property, multifamily property or manufactured housing community property.

                    Section 1.2 Assumptions as to Collateral.

                    (a) In connection with all calculations required to be made pursuant to this Indenture with respect to Scheduled Distributions on any Mortgage Loan and Eligible Investment, or any payments on any other Collateral, and with respect to the income that can be earned on Scheduled Distributions on any Mortgage Loan or Eligible Investment and on any other amounts that may be received for credit to the applicable Collection Account, the provisions set forth in this Section 1.2 shall be applied.

                    (b) All calculations with respect to Scheduled Distributions on the Mortgage Loans and Eligible Investments shall be made on the basis of information as to the terms of each such Collateral and upon report of payments, if any, received on such Collateral that are furnished by or on behalf of the related borrower, obligor or issuer of such Collateral and, to the extent they are not manifestly in error, such information or report may be conclusively relied upon in making such calculations.

                    (c) For each Due Period, the Scheduled Distribution on any Mortgage Loan (other than a Defaulted Mortgage Loan, which, except as otherwise provided herein, shall be assumed to have a Scheduled Distribution of zero) or Eligible Investment shall be the sum of (i) the total amount of payments and collections in respect of such Mortgage Loan or Eligible Investment (including all Sales Proceeds received during the Due Period and not reinvested in Reinvestment Mortgage Loans or retained in the Principal Collection Account for subsequent reinvestment) that, if paid as scheduled, will be available in the Collection Accounts at the end of such Due Period for payment on the Notes and of expenses of the Issuer and the Co-Issuer pursuant to the Priority of Payments and (ii) any such amounts received in prior Due Periods that were not disbursed on a previous Payment Date and do not constitute amounts which have been used as reimbursement with respect to a prior Interest Advance pursuant to the terms of this Indenture. On any date of determination, the amount of any Scheduled Distribution due on any future date with respect to any Mortgage Loan as to which any interest or other payment thereon is subject to withholding tax of any relevant jurisdiction shall be assumed to be made net of any such uncompensated withholding tax based upon withholding tax rates in effect on such date of determination.

                    (d) [Reserved].

                    (e) For purposes of calculating the Interest Coverage Ratios, (1) the expected interest income on the Mortgage Loans and Eligible Investments and the expected interest payable on the Notes shall be calculated using the interest rates applicable thereto on the applicable Measurement Date, (2) accrued original issue discount on Eligible Investments shall be deemed to be Scheduled Distributions due on the date such original issue discount is scheduled to be paid, (3) with respect to each Defaulted Mortgage Loan as to which the Collateral Manager has delivered written notice to the Issuer and the Trustee a binding commitment to consummate a Credit Risk/Defaulted Mortgage Loan Cash Purchase within a period that extends no longer than 45 days from the date of such commitment, such Mortgage Loan will not be treated as a Defaulted Mortgage Loan during such period, (4) there will be excluded all scheduled or deferred payments of interest on or principal of Mortgage Loans and any payment that the Collateral Manager has determined in its reasonable judgment will not be made in cash or received when due and (5) with respect to any Mortgage Loan as to which any interest or other payment thereon is subject to withholding tax of any relevant jurisdiction, each payment thereon shall be deemed to be payable net of such withholding tax unless the related borrower is required to make additional payments to fully compensate the Issuer for such withholding taxes (including in respect of any such additional payments).

                    (f) Each Scheduled Distribution receivable with respect to a Mortgage Loan or Eligible Investment shall be assumed to be received on the applicable Due Date, and each such Scheduled Distribution shall be assumed to be immediately deposited in the applicable Collection Account except to the extent the Collateral Manager has a reasonable expectation that such Scheduled Distribution will not be received on the applicable Due Date. All such funds shall be assumed to continue to earn interest until the date on which they are required to be available in the applicable Collection Account for transfer to the Payment Account for application, in accordance with the terms hereof, to payments of principal of or interest on the Notes or other amounts payable pursuant to this Indenture.

                    (g) All calculations required to be made and all reports which are to be prepared pursuant to this Indenture with respect to the Collateral, shall be made on the basis of the date on which the Issuer makes a binding commitment to purchase or sell a Mortgage Loan or Eligible Investment rather than the date upon which such purchase or sale settles.

                    Section 1.3 Interest Calculation Convention.

                    All calculations of interest hereunder that are made with respect to the Notes shall be made on the basis of the actual number of days during the related Interest Accrual Period divided by 360.

                    Section 1.4 Rounding Convention.

                    Unless otherwise specified herein, test calculations that evaluate to a percentage will be rounded to the nearest ten thousandth of a percentage point and test calculations that evaluate to a number or decimal will be rounded to the nearest one hundredth of a percentage point.

ARTICLE 2

THE NOTES

                    Section 2.1 Forms Generally.

                    The Notes and the Trustee’s or Authenticating Agent’s certificate of authentication thereon (the “Certificate of Authentication”) shall be in substantially the forms required by this Article 2, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon, as may be consistent herewith, determined by the Authorized Officers of the Issuer and the Co-Issuer, executing such Notes as evidenced by their execution of such Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

                    Section 2.2 Forms of Notes and Certificate of Authentication.

                    (a) Form. The form of each Class of Notes including the Certificate of Authentication, shall be substantially as set forth in Exhibits A and B hereto.

                    (b) Global Securities and Definitive Notes.

(i) The Notes initially offered and sold in the United States to (or to U.S. Persons who are) QIBs shall be represented by one or more permanent global notes in definitive, fully registered form without interest coupons with the applicable legend set forth in Exhibits A and B hereto added to the form of such Notes (each, a “Rule 144A Global Security”), which shall be registered in the name of Cede & Co., a nominee of the Depository, and deposited with the Trustee, at its Corporate Trust Office, as custodian for the Depository, duly executed by the Issuer and the Co-Issuer and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of the Rule 144A Global Securities may from time to time be increased or decreased by adjustments made on the records of the Trustee or the Depository or its nominee, as the case may be, as hereinafter provided.

(ii) The Notes initially offered and sold in the United States to (or to U.S. Persons who are) IAIs shall be issued in definitive form, registered in the name of the legal or beneficial owner thereof attached without interest coupons with the applicable legend set forth in Exhibits A and B hereto added to the form of such Notes (each a “Definitive Note”), which shall be duly executed by the Issuer and the Co-Issuer and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of the Definitive Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee or the Depository or its nominee, as the case may be, as hereinafter provided.

(iii) The Notes initially sold in offshore transactions in reliance on Regulation S shall be represented by one or more permanent global notes in definitive, fully registered form without interest coupons with the applicable legend set forth in Exhibits A and B, hereto added to the form of such Notes (each, a “Regulation S Global Security”), which shall be deposited on behalf of the subscribers for such Notes represented thereby with the Trustee as custodian for the Depository and registered in the name of Cede & Co., a nominee of the Depository, for the respective accounts of Euroclear and Clearstream, Luxembourg or their respective depositories, duly executed by the Issuer and the Co-Issuer and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of the Regulation S Global Securities may from time to time be increased or decreased by adjustments made on the records of the Trustee or the Depository or its nominee, as the case may be, as hereinafter provided.

                    (c) Book-Entry Provisions. This Section 2.2(c) shall apply only to Global Securities deposited with or on behalf of the Depository.

                    Each of the Issuer and Co-Issuer shall execute and the Trustee shall, in accordance with this Section 2.2(c), authenticate and deliver initially one or more Global Securities that shall be (i) registered in the name of the nominee of the Depository for such Global Security or Global Securities and (ii) delivered by the Trustee to such Depository or pursuant to such Depository’s instructions or held by the Trustee’s agent as custodian for the Depository.

                    Agent Members shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Trustee, as custodian for the Depository or under the Global Security, and the Depository may be treated by the Issuer, the Co-Issuer, the Trustee, and any agent of the Issuer, the Co-Issuer or the Trustee as the absolute owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Issuer, the Co-Issuer, the Trustee, or any agent of the Issuer, the Co-Issuer or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by the Depository or impair, as between the Depository and its Agent Members, the operation of customary practices governing the exercise of the rights of a Holder of any Global Security.

                    (d) Delivery of Definitive Notes in Lieu of Global Securities. Except as provided in Section 2.10 hereof, owners of beneficial interests in a Class of Global Securities shall not be entitled to receive physical delivery of a Definitive Note.

                    Section 2.3 Authorized Amount; Stated Maturity Date; and Denominations.

                    (a) The aggregate principal amount of Notes that may be authenticated and delivered under this Indenture is limited to U.S.$340,000,000, except for (i) Class B Capitalized Interest and (ii) Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes pursuant to Section 2.5, 2.6 or 8.5 hereof.

                    Such Notes shall be divided into two Classes having designations and original principal amounts as follows:

Designation	Original Principal Amount
Class A Senior Secured Floating Rate Notes Due November 2032	U.S.$285,000,000
Class B Secured Floating Rate Notes Due November 2032	U.S.$55,000,000

                    (b) The Notes shall be issuable in minimum denominations of U.S.$250,000 and integral multiples of U.S.$500 in excess thereof (plus any residual amount).

                    Section 2.4 Execution, Authentication, Delivery and Dating.

                    The Notes shall be executed on behalf of the Issuer and the Co-Issuer by an Authorized Officer of the Issuer and the Co-Issuer, respectively. The signature of such Authorized Officers on the Notes may be manual or facsimile.

                    Notes bearing the manual or facsimile signatures of individuals who were at any time the Authorized Officers of the Issuer or the Co-Issuer shall bind the Issuer or the Co-Issuer, as the case may be, notwithstanding the fact that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of issuance of such Notes.

                    At any time and from time to time after the execution and delivery of this Indenture, the Issuer and the Co-Issuer may deliver Notes executed by the Issuer and the Co-Issuer to the Trustee or the Authenticating Agent for authentication and the Trustee or the Authenticating Agent, upon Issuer Order, shall authenticate and deliver such Notes as provided in this Indenture and not otherwise.

                    Each Note authenticated and delivered by the Trustee or the Authenticating Agent upon Issuer Order on the Closing Date shall be dated as of the Closing Date. All other Notes that are authenticated after the Closing Date for any other purpose under this Indenture shall be dated the date of their authentication.

                    Notes issued upon transfer, exchange or replacement of other Notes shall be issued in authorized denominations reflecting the original aggregate principal amount of the Notes so transferred, exchanged or replaced, but shall represent only the current outstanding principal amount of the Notes so transferred, exchanged or replaced. In the event that any Note is divided into more than one Note in accordance with this Article 2, the original principal amount of such Note shall be proportionately divided among the Notes delivered in exchange therefor and shall be deemed to be the original aggregate principal amount of such subsequently issued Notes.

                    No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a Certificate of Authentication, substantially in the form provided for herein, executed by the Trustee or by the Authenticating Agent by the manual signature of one of their Authorized Officers, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

                    Section 2.5 Registration, Registration of Transfer and Exchange.

                    (a) The Issuer and the Co-Issuer shall cause to be kept a register (the “Notes Register”) in which, subject to such reasonable regulations as it may prescribe, the Issuer and the Co-Issuer shall provide for the registration of Notes and the registration of transfers and exchanges of Notes. The Trustee is hereby initially appointed “Notes Registrar” for the purpose of maintaining the Notes Registrar and registering Notes and transfers and exchanges of such Notes with respect to the Notes Register kept in the United States as herein provided. Upon any resignation or removal of the Notes Registrar, the Issuer and the Co-Issuer shall promptly appoint a successor or, in the absence of such appointment, assume the duties of Notes Registrar.

                    If a Person other than the Trustee is appointed by the Issuer and the Co-Issuer as Notes Registrar, the Issuer and the Co-Issuer shall give the Trustee prompt written notice of the appointment of a successor Notes Registrar and of the location, and any change in the location, of the Notes Register, and the Trustee shall have the right to inspect the Notes Register at all reasonable times and to obtain copies thereof and the Trustee shall have the right to rely upon a certificate executed on behalf of the Notes Registrar by an Officer thereof as to the names and addresses of the Holders of the Notes and the principal amounts and numbers of such Notes.

                    Subject to this Section 2.5, upon surrender for registration of transfer of any Notes at the office or agency of the Issuer to be maintained as provided in Section 7.2, the Issuer and the Co-Issuer shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of any authorized denomination and of a like aggregate principal amount.

                    At the option of the Holder, Notes may be exchanged for Notes of like terms, in any authorized denominations and of like aggregate principal amount, upon surrender of the Notes to be exchanged at the office or agency of the Issuer to be maintained as provided in

Section 7.2. Whenever any Note is surrendered for exchange, the Issuer and the Co-Issuer shall execute, and the Trustee shall authenticate and deliver, the Notes that the Noteholder making the exchange is entitled to receive.

                    All Notes issued and authenticated upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer and the Co-Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

                    Every Note presented or surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Notes Registrar duly executed by the Holder thereof or his attorney duly authorized in writing.

                    No service charge shall be made to a Holder for any registration of transfer or exchange of Notes, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                    None of the Notes Registrar, the Issuer or the Co-Issuer shall be required (i) to issue, register the transfer of or exchange any Note during a period beginning at the opening of business 15 days before any selection of Notes to be redeemed and ending at the close of business on the day of the mailing of the relevant notice of redemption, or (ii) to register the transfer of or exchange any Note so selected for redemption.

                    (b) No Note may be sold or transferred (including, without limitation, by pledge or hypothecation) unless such sale or transfer is exempt from the registration requirements of the Securities Act and is exempt from the registration requirements under applicable state securities laws.

                    (c) No Note may be offered, sold, resold or delivered, within the United States or to, or for the benefit of, U.S. Persons except in accordance with Section 2.5(e) below and in accordance with Rule 144A to QIBs or, solely with respect to Definitive Notes, IAIs purchasing for their own account or for the accounts of one or more QIBs or IAIs, for which the purchaser is acting as fiduciary or agent. The Notes may be offered, sold, resold or delivered, as the case may be, in offshore transactions to non-U.S. Persons in reliance on Regulation S. None of the Issuer, the Co-Issuer, the Trustee or any other Person may register the Notes under the Securities Act or any state securities laws.

                    (d) Upon final payment due on the Stated Maturity Date of a Note, the Holder thereof shall present and surrender such Note at the Corporate Trust Office of the Trustee or at the office of the Paying Agent (or such other office outside the United States if then required by applicable law in the case of a Note in definitive form issued in exchange for a beneficial interest in a Regulation S Global Security pursuant to Section 2.10).

                    (e) Transfers of Global Securities. Notwithstanding any provision to the contrary herein, so long as a Global Security remains outstanding and is held by or on behalf of the Depository, transfers of a Global Security, in whole or in part, shall be made only in accordance with Section 2.2(c) and this Section 2.5(e).

(i) Except as otherwise set forth below, transfers of a Global Security shall be limited to transfers of such Global Security in whole, but not in part, to nominees of the Depository or to a successor of the Depository or such successor’s nominee. Transfers of a Global Security to a Definitive Note may only be made in accordance with Section 2.10.

(ii) Regulation S Global Security to Rule 144A Global Security or Definitive Note. If a holder of a beneficial interest in a Regulation S Global Security wishes at any time to exchange its interest in such Regulation S Global Security for an interest in the corresponding Rule 144A Global Security or for a Definitive Note or to transfer its interest in such Regulation S Global Security to a Person who wishes to take delivery thereof in the form of an interest in the corresponding Rule 144A Global Security or for a Definitive Note, such holder may, subject to the immediately succeeding sentence and the rules and procedures of Euroclear, Clearstream and/or DTC, as the case may be, exchange or transfer, or cause the exchange or transfer of, such interest for an equivalent beneficial interest in the corresponding Rule 144A Global Security or for a Definitive Note. Upon receipt by the Trustee or the Notes Registrar of:

(1) if the transferee is taking a beneficial interest in a Rule 144A Global Security, instructions from Euroclear, Clearstream and/or DTC, as the case may be, directing the Note Registrar to cause to be credited a beneficial interest in the corresponding Rule 144A Global Security in an amount equal to the beneficial interest in such Regulation S Global Security, but not less than the minimum denomination applicable to such holder’s Notes to be exchanged or transferred, such instructions to contain information regarding the participant account with DTC to be credited with such increase and a duly completed certificate in the form of Exhibit C-2 attached hereto; or

(2) if the transferee is taking a Definitive Note, a duly completed transfer certificate in substantially the form of Exhibit C-3 hereto, certifying that such transferee is an IAI,

then the Notes Registrar shall either (x) if the transferee is taking a beneficial interest in a Rule 144A Global Security, approve the instructions at DTC to reduce, or cause to be reduced, the Regulation S Global Security by the aggregate principal amount of the beneficial interest in the Regulation S Global Security to be transferred or exchanged and the Notes Registrar shall instruct DTC, concurrently with such reduction, to credit or cause to be credited to the securities account of the Person specified in such instructions a beneficial interest in the corresponding Rule 144A Global Security equal to the reduction in the principal amount of the Regulation S Global Security or (y) if the transferee is taking an interest in a Definitive Note, the Notes Registrar shall record the transfer in the Notes Register in accordance with Section 2.5(a) and, upon execution by the Issuers, authenticate and deliver one or more Definitive Notes, as applicable, registered in the names specified in the instructions described above, in principal amounts designated by the transferee (the aggregate of such principal amounts being equal to the aggregate principal amount of the interest in the Regulation S Global Security transferred by the transferor).

(iii) Definitive Note or Rule 144A Global Security to Regulation S Global Security. If a holder of a beneficial interest in a Rule 144A Global Security or a Holder of a Definitive Note wishes at any time to exchange its interest in such Rule 144A Global Security or Definitive Note for an interest in the corresponding Regulation S Global Security, or to transfer its interest in such Rule 144A Global Security or Definitive Note to a Person who wishes to take delivery thereof in the form of an interest in the corresponding Regulation S Global Security, such holder, provided such holder or, in the case of a transfer, the transferee is not a U.S. person and is acquiring such interest in an offshore transaction, may, subject to the immediately succeeding sentence and the rules and procedures of DTC, exchange or transfer, or cause the exchange or transfer of, such interest for an equivalent beneficial interest in the corresponding Regulation S Global Security. Upon receipt by the Trustee or the Notes Registrar of:

(1) instructions given in accordance with DTC’s procedures from an Agent Member directing the Trustee or the Notes Registrar to credit or cause to be credited a beneficial interest in the corresponding Regulation S Global Security, but not less than the minimum denomination applicable to such holder’s Notes, in an amount equal to the beneficial interest in the Rule 144A Global Security or Definitive Note to be exchanged or transferred, and in the case of a transfer of Definitive Notes, such Holder’s Definitive Notes properly endorsed for assignment to the transferee,

(2) a written order given in accordance with DTC’s procedures containing information regarding the participant account of DTC and the Euroclear or Clearstream account to be credited with such increase,

(3) in the case of a transfer of Definitive Notes, a Holder’s Definitive Note properly endorsed for assignment to the transferee, and

(4) a duly completed certificate in the form of Exhibit C-1 attached hereto,

then the Trustee or the Notes Registrar shall approve the instructions at DTC to reduce the principal amount of the Rule 144A Global Security (or, in the case of a transfer of Definitive Notes, the Trustee or the Notes Registrar shall cancel such Definitive Notes) and to increase the principal amount of the Regulation S Global Security by the aggregate principal amount of the beneficial interest in the Rule 144A Global Security or Definitive Note to be exchanged or transferred, and to credit or cause to be credited to the securities account of the Person specified in such instructions a beneficial interest in the corresponding Regulation S Global Security equal to the reduction in the principal amount of the Rule 144A Global Security (or, in the case of a cancellation of Definitive Notes, equal to the principal amount of Definitive Notes so cancelled).

(iv) Transfer of Rule 144A Global Securities to Definitive Notes. If, in accordance with Section 2.10, a holder of a beneficial interest in a Rule 144A Global Security wishes at any time to exchange its interest in such Rule 144A Global Security for a Definitive Note or to transfer its interest in such Rule 144A Global Security to a Person who wishes to take delivery thereof in the form of a Definitive Note in accordance with Section 2.10, such holder may, subject to the immediately succeeding sentence and the rules and procedures of DTC, exchange or transfer, or cause the exchange or transfer of, such interest for a Definitive Note. Upon receipt by the Trustee or the Notes Registrar of (A) a duly complete certificate substantially in the form of Exhibit C-3 and (B) appropriate instructions from DTC, if required, the Trustee or the Notes Registrar shall approve the instructions at DTC to reduce, or cause to be reduced, the Rule 144A Global Security by the aggregate principal amount of the beneficial interest in the Rule 144A Global Security to be transferred or exchanged, record the transfer in the Register in accordance with Section 2.5(a) and upon execution by the Issuers authenticate and deliver one or more Definitive Notes, registered in the names specified in the instructions described in clause (B) above, in principal amounts designated by the transferee (the aggregate of such principal amounts being equal to the aggregate principal amount of the interest in the Rule 144A Global Security transferred by the transferor).

(v) Transfer of Definitive Notes to Rule 144A Global Securities. If a holder of a Definitive Note wishes at any time to exchange its interest in such Definitive Note for a beneficial interest in a Rule 144A Global Security or to transfer such Definitive Note to a Person who wishes to take delivery thereof in the form of a beneficial interest in a Rule 144A Global Security, such holder may, subject to the immediately succeeding sentence and the rules and procedures of DTC, exchange or transfer, or cause the exchange or transfer of, such Definitive Note for beneficial interest in a Rule 144A Global Security (provided that no IAI may hold an interest in a Rule 144A Global Security). Upon receipt by the Trustee or the Notes Registrar of (A) a Holder’s Definitive Note properly endorsed for assignment to the transferee; (B) a duly completed certificate substantially in the form of Exhibit C-2 attached hereto; (C) instructions given in accordance with DTC’s procedures from an Agent Member to instruct DTC to cause to be credited a beneficial interest in the Rule 144A Global Securities in an amount equal to the Definitive Notes to be transferred or exchanged; and (D) a written order given in accordance with DTC’s procedures containing information regarding the participant’s account of DTC to be credited with such increase, the Trustee or the Notes Registrar shall cancel such Definitive Note in accordance herewith, record the transfer in the Notes Register in accordance with Section 2.5(a) and approve the instructions at DTC, concurrently with such cancellation, to credit or cause to be credited to the securities account of the Person specified in such instructions a beneficial interest in the corresponding Rule 144A Global Security equal to the principal amount of the Definitive Note transferred or exchanged.

(vi) Other Exchanges. In the event that, pursuant to Section 2.10 hereof, a Global Security is exchanged for Definitive Notes, such Notes may be exchanged for one another only in accordance with such procedures as are substantially consistent with the provisions above (including certification requirements intended to ensure that such transfers are to a QIB or are to a non-U.S. Person, or otherwise comply with Rule 144A or Regulation S, as the case may be) and as may be from time to time adopted by the Issuer, the Co-Issuer and the Trustee.

                    (f) Removal of Legend. If Notes are issued upon the transfer, exchange or replacement of Notes bearing the applicable legends set forth in Exhibits A and B hereto, and if a request is made to remove such applicable legend on such Notes, the Notes so issued shall bear such applicable legend, or such applicable legend shall not be removed, as the case may be, unless there is delivered to the Issuer and the Co-Issuer such satisfactory evidence, which may include an Opinion of Counsel of an attorney at law licensed to practice law in the State of New York (and addressed to the Issuer and the Trustee), as may be reasonably required by the Issuer and the Co-Issuer, if applicable, to the effect that neither such applicable legend nor the restrictions on transfer set forth therein are required to ensure that transfers thereof comply with the provisions of Rule 144A or Regulation S, as applicable, or ERISA. Upon provision of such satisfactory evidence, as confirmed in writing by the Issuer and the Co-Issuer, if applicable, to the Trustee, the Trustee, at the direction of the Issuer and the Co-Issuer, if applicable, shall authenticate and deliver Notes that do not bear such applicable legend.

                    (g) Each beneficial owner of Regulation S Global Securities shall be deemed to make the representations and agreements set forth in Exhibit C-1 hereto.

                    (h) Each beneficial owner of Rule 144A Global Securities shall be deemed to make the representations and agreements set forth in Exhibit C-2 hereto.

                    (i) Each Holder of Definitive Notes shall make the representations and agreements set forth in the certificate attached as Exhibit C-3 hereto.

                    (j) Any purported transfer of a Note not in accordance with Section 2.5(a) shall be null and void and shall not be given effect for any purpose hereunder.

                    (k) Notwithstanding anything contained in this Indenture to the contrary, neither the Trustee nor the Notes Registrar (nor any other Transfer Agent) shall be responsible or liable for compliance with applicable federal or state securities laws (including, without limitation, the Securities Act or Rule 144A or Regulation S promulgated thereunder), the 1940 Act, ERISA or the Code (or any applicable regulations thereunder); provided, however, that if a specified transfer certificate or Opinion of Counsel is required by the express terms of this Section 2.5 to be delivered to the Trustee or Notes Registrar prior to registration of transfer of a Note, the Trustee and/or Notes Registrar, as applicable, is required to request, as a condition for registering the transfer of the Note, such certificate or Opinion of Counsel and to examine the same to determine whether it conforms on its face to the requirements hereof (and the Trustee or Notes Registrar, as the case may be, shall promptly notify the party delivering the same if it determines that such certificate or Opinion of Counsel does not so conform).

                    (l) If the Trustee determines or is notified by the Issuer, the Co-Issuer or the Collateral Manager that (i) a transfer or attempted or purported transfer of any interest in any Note was consummated in compliance with the provisions of this Section 2.5 on the basis of a materially incorrect certification from the transferee or purported transferee, (ii) a transferee failed to deliver to the Trustee any certification required to be delivered hereunder or (iii) the holder of any interest in a Note is in breach of any representation or agreement set forth in any certification or any deemed representation or agreement of such holder, the Trustee shall not register such attempted or purported transfer and if a transfer has been registered, such transfer shall be absolutely null and void ab initio and shall vest no rights in the purported transferee (such purported transferee, a “Disqualified Transferee”) and the last preceding holder of such interest in such Note that was not a Disqualified Transferee shall be restored to all rights as a Holder thereof retroactively to the date of transfer of such Note by such Holder.

                    In addition, the Trustee may require that the interest in the Note referred to in (i), (ii) or (iii) in the preceding paragraph be transferred to any person designated by the Issuer or the Collateral Manager at a price determined by the Issuer or the Collateral Manager, as applicable, based upon its estimation of the prevailing price of such interest and each Holder, by acceptance of an interest in a Note, authorizes the Trustee to take such action. In any case, the Trustee shall not be held responsible for any losses that may be incurred as a result of any required transfer under this Section 2.5(l).

                    (m) Each Holder of Notes approves and consents to (i) the initial purchase of the Mortgage Loans by the Issuer from Affiliates of the Collateral Manager on the Closing Date and (ii) any other transaction between the Issuer and the Collateral Manager or its Affiliates that are permitted under the terms of this Indenture or the Collateral Management Agreement.

                    (n) As long as any Note is Outstanding, Notes held by the Parent REIT or any disregarded entity of the Parent REIT for federal income tax purposes may not be transferred, pledged or hypothecated to any other Person (except to an affiliate that is wholly-owned by the Parent REIT and is disregarded for U.S. federal income tax purposes) unless the Issuer receives an opinion of Cadwalader, Wickersham & Taft LLP or another nationally recognized tax counsel experienced in such matters that such transfer will not cause the Issuer to be treated as a foreign corporation engaged in a trade or business in the United States for federal income tax purposes (or has previously received an opinion of Cadwalader, Wickersham & Taft LLP or another nationally recognized tax counsel experienced in such matters that the Issuer will be treated as a foreign corporation that is not engaged in a trade or business in the United States for federal income tax purposes).

                    Section 2.6 Mutilated, Defaced, Destroyed, Lost or Stolen Note.

                    If (a) any mutilated or defaced Note is surrendered to a Transfer Agent, or if there shall be delivered to the Issuer, the Co-Issuer, the Trustee and the relevant Transfer Agent (each a “Specified Person”) evidence to their reasonable satisfaction of the destruction, loss or theft of any Note, and (b) there is delivered to the Specified Person such security or indemnity as may be required by each Specified Person to save each of them and any agent of any of them harmless (an unsecured indemnity agreement delivered to the Trustee by an institutional investor with a net worth of at least U.S.$200,000,000 being deemed sufficient to satisfy such security or indemnity requirement), then, in the absence of notice to the Specified Persons that such Note has been acquired by a bona fide purchaser, the Issuer and the Co-Issuer shall execute and, upon Issuer Request, the Trustee shall authenticate and deliver, in lieu of any such mutilated, defaced, destroyed, lost or stolen Note, a new Note, of like tenor (including the same date of issuance) and equal principal amount, registered in the same manner, dated the date of its authentication, bearing interest from the date to which interest has been paid on the mutilated, defaced, destroyed, lost or stolen Note and bearing a number not contemporaneously outstanding.

                    If, after delivery of such new Note, a bona fide purchaser of the predecessor Note presents for payment, transfer or exchange such predecessor Note, any Specified Person shall be entitled to recover such new Note from the Person to whom it was delivered or any Person taking therefrom, and each Specified Person shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by such Specified Person in connection therewith.

                    In case any such mutilated, defaced, destroyed, lost or stolen Note has become due and payable, the Issuer and the Co-Issuer, if applicable, in their discretion may, instead of issuing a new Note, pay such Note without requiring surrender thereof except that any mutilated or defaced Note shall be surrendered.

                    Upon the issuance of any new Note under this Section 2.6, the Issuer and the Co-Issuer, if applicable, may require the payment by the registered Holder thereof of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

                    Every new Note issued pursuant to this Section 2.6 in lieu of any mutilated, defaced, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer and the Co-Issuer, if applicable, and such new Note shall be entitled, subject to the second paragraph of this Section 2.6, to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

                    The provisions of this Section 2.6 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, defaced, destroyed, lost or stolen Notes.

                    Section 2.7 Payment of Principal and Interest and Other Amounts; Principal and Interest Rights Preserved.

                    (a) The Class A Notes shall accrue interest during each Interest Accrual Period at the Class A Rate. Interest on each Class A Note shall be due and payable on each Payment Date immediately following the related Interest Accrual Period in the proportion that the outstanding principal amount of such Class A Note bears to the Aggregate Outstanding Amount of all Class A Notes; provided, however, that the payment of interest on the Class A Notes is subordinated to the payment on each Payment Date of certain amounts in accordance with the Priority of Payments.

                    (b) The Class B Notes shall accrue interest during each Interest Accrual Period at the Class B Rate. Subject to the next sentence, interest on each Class B Note shall be due and payable on each Payment Date immediately following the related Interest Accrual Period in the proportion that the outstanding principal amount of such Class B Note bears to the Aggregate Outstanding Amount of all Class B Notes; provided, however, that the payment of interest on the Class B Notes is subordinated to the payment on each Payment Date of the interest due and payable on the Class A Notes (including any Class A Defaulted Interest Amount) and certain other amounts in accordance with the Priority of Payments. Any payment of interest due on the Class B Notes on any Payment Date to the extent sufficient funds are not available to make such payment in accordance with the Priority of Payments on such Payment Date, but only if one or more Class A Notes are Outstanding, shall constitute “Class B Capitalized Interest”. Class B Capitalized Interest shall be added to the principal balance of the Class B Notes and shall be payable on the first Payment Date on which funds are available to be used for such purpose in accordance with the Priority of Payments, but in any event no later than the earlier of the Payment Date (A) which is the Redemption Date with respect to the Class B Notes and (B) which is the Stated Maturity Date of the Class B Notes.

                    (c) Upon any Optional Redemption, Tax Redemption or Clean-up Call, all net proceeds remaining after the sale of the Mortgage Loans in accordance with Article 12 hereof and Cash and proceeds from Eligible Investments (other than the Issuer’s right, title and interest in the property described in clause (i) of the definition of “Excepted Assets”), after the payment of the amounts referred to in clauses (1) through (10) of Section 11.1(a)(i) and clauses (1) through (6) of Section 11.1(a)(ii) will be distributed by the Trustee to the Preferred Shares Paying Agent for distribution to the Holders of the Preferred Shares in accordance with the Preferred Share Paying Agency Agreement, whereupon the Preferred Shares will be cancelled and deemed paid in full for all purposes.

                    (d) Interest shall cease to accrue on each Class of Notes, or in the case of a partial repayment, on such part, from the date of repayment or Stated Maturity Date unless payment of principal is improperly withheld or unless a Default has occurred with respect to such payments of principal.

                    (e) The principal of each Class of Notes matures at par and is due and payable on the Stated Maturity Date, unless the unpaid principal of such Class of Notes becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise; provided, however, that the payment of principal on the Class B Notes (other than payment of principal pursuant to Section 9.5) may only occur after the principal on the Class A Notes has been paid in full and is subordinated to the payment on each Payment Date of the principal and interest due and payable on the Class A Notes and other amounts in accordance with the Priority of Payments and any payment of principal on the Class B Notes which is not paid, in accordance with the Priority of Payments, on any Payment Date, shall not be considered “due and payable” solely for purposes of Section 5.1(b) until the Payment Date on which such principal may be paid in accordance with the Priority of Payments or all of the Class A Notes have been paid in full.

                    (f) As a condition to the payment of principal of and interest on any Note without the imposition of U.S. withholding tax, the Issuer shall require certification acceptable to it to enable the Issuer, the Co-Issuer, the Trustee, the Preferred Shares Paying Agent and the Paying Agent to determine their duties and liabilities with respect to any taxes or other charges that they may be required to deduct or withhold from payments in respect of such Security under any present or future law or regulation of the United States or any present or future law or regulation of any political subdivision thereof or taxing authority therein or to comply with any reporting or other requirements under any such law or regulation. Such certification may include U.S. federal income tax forms (such as IRS Form W-8BEN (Certification of Foreign Status of Beneficial Owner), Form W-8IMY (Certification of Foreign Intermediary Status), IRS Form W-9 (Request for Taxpayer Identification Number and Certification), or IRS Form W-8ECI

(Certification of Foreign Person’s Claim for Exemption from Withholding on Income Effectively Connected with Conduct of a U.S. Trade or Business) or any successors to such IRS forms). In addition, each of the Issuer, Co-Issuer, the Trustee, Preferred Shares Paying Agent or any Paying Agent may require certification acceptable to it to enable the Issuer to qualify for a reduced rate of withholding in any jurisdiction from or through which the Issuer receives payments on its assets. Each Holder and each beneficial owner of Notes agree to provide any certification requested pursuant to this Section 2.7(f) and to update or replace such form or certification in accordance with its terms or its subsequent amendments. Furthermore, (i) if a Holder is a “foreign financial institution” or other foreign financial entity subject to FATCA or (ii) if the Issuer is no longer a Qualified REIT Subsidiary, but is instead a foreign corporation for U.S. federal income tax purposes, the Issuer shall require information to comply with FATCA requirements pursuant to clause (xii) of the representations and warranties set forth under the third paragraph of Exhibit C-1 hereto, as deemed made pursuant to Section 2.5(g) hereto, or pursuant to clause (xiii) of the representations and warranties set forth under the third paragraph of Exhibit C-2 hereto, as deemed made pursuant to Section 2.5(h) hereto, or pursuant to clause (xi) of the representations and warranties set forth under the third paragraph of Exhibit C-3 hereto, made pursuant to Section 2.5(i) hereto, as applicable.

                    (g) Payments in respect of interest on and principal on the Notes shall be payable by wire transfer in immediately available funds to a Dollar account maintained by the Holder or its nominee; provided that the Holder has provided wiring instructions to the Trustee on or before the related Record Date or, if wire transfer cannot be effected, by a Dollar check drawn on a bank in the United States, or by a Dollar check mailed to the Holder at its address in the Notes Register. The Issuer expects that the Depository or its nominee, upon receipt of any payment of principal or interest in respect of a Global Security held by the Depository or its nominee, shall immediately credit the applicable Agent Members’ accounts with payments in amounts proportionate to the respective beneficial interests in such Global Security as shown on the records of the Depository or its nominee. The Issuer also expects that payments by Agent Members to owners of beneficial interests in such Global Security held through Agent Members will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers registered in the names of nominees for such customers. Such payments will be the responsibility of the Agent Members. Upon final payment due on the Maturity of a Note, the Holder thereof shall present and surrender such Note at the Corporate Trust Office of the Trustee or at the office of the Paying Agent (outside of the United States if then required by applicable law in the case of a Definitive Note issued in exchange for a beneficial interest in the Regulation S Global Security) on or prior to such Maturity. None of the Issuer, the Co-Issuer, the Trustee or the Paying Agent will have any responsibility or liability with respect to any records maintained by the Holder of any Note with respect to the beneficial holders thereof or payments made thereby on account of beneficial interests held therein. In the case where any final payment of principal and interest is to be made on any Note (other than on the Stated Maturity Date thereof) the Issuer or, upon Issuer Request, the Trustee, in the name and at the expense of the Issuer, shall not more than 30 nor fewer than five Business Days prior to the date on which such payment is to be made, mail to the Persons entitled thereto at their addresses appearing on the Notes Register, a notice which shall state the date on which such payment will be made and the amount of such payment per U.S.$500,000 initial principal amount of Notes and shall specify the place where such Notes may be presented and surrendered for such payment.

                    (h) Subject to the provisions of Sections 2.7(a) through (g) and Section 2.7(k) hereof, Holders of Notes as of the Record Date in respect of a Payment Date shall be entitled to the interest accrued and payable in accordance with the Priority of Payments and principal payable in accordance with the Priority of Payments on such Payment Date. All such payments that are mailed or wired and returned to the Paying Agent shall be held for payment as herein provided at the office or agency of the Issuer and the Co-Issuer to be maintained as provided in Section 7.2 (or returned to the Trustee).

                    (i) Interest on any Note which is payable, and is punctually paid or duly provided for, on any Payment Date shall be paid to the Person in whose name that Note (or one or more predecessor Notes) is registered at the close of business on the Record Date for such interest.

                    (j) Payments of principal to Holders of the Notes of each Class shall be made in the proportion that the Aggregate Outstanding Amount of the Notes of such Class registered in the name of each such Holder on such Record Date bears to the Aggregate Outstanding Amount of all Notes of such Class on such Record Date.

                    (k) Interest accrued with respect to the Notes shall be calculated as described in the applicable form of Note attached hereto.

                    (l) All reductions in the principal amount of a Note (or one or more predecessor Notes) effected by payments of installments of principal made on any Payment Date, Redemption Date or upon Maturity shall be binding upon all future Holders of such Note and of any Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Note.

                    (m) Notwithstanding anything contained in this Indenture to the contrary, the obligations of the Issuer and the Co-Issuer under the Notes, this Indenture and the other Transaction Documents are limited-recourse obligations of the Issuer and non-recourse obligations of the Co-Issuer payable solely from the Collateral and following realization of the Collateral, all obligations of the Co-Issuers and any claims of the Noteholders, the Trustee or any other parties to any Transaction Documents shall be extinguished and shall not thereafter revive. No recourse shall be had for the payment of any amount owing in respect of the Notes against any Officer, director, employee, shareholder, limited partner or incorporator of the Issuer, the Co-Issuer or any of their respective successors or assigns for any amounts payable under the Notes or this Indenture. It is understood that the foregoing provisions of this paragraph shall not (i) prevent recourse to the Collateral for the sums due or to become due under any security, instrument or agreement which is part of the Collateral or (ii) constitute a waiver, release or discharge of any indebtedness or obligation evidenced by the Notes or secured by this Indenture (to the extent it relates to the obligation to make payments on the Notes) until such Collateral have been realized, whereupon any outstanding indebtedness or obligation in respect of the Notes, this Indenture and the other Transaction Documents shall be extinguished and shall not thereafter revive. It is further understood that the foregoing provisions of this paragraph shall not limit the right of any Person to name the Issuer or the Co-Issuer as a party defendant in any Proceeding or in the exercise of any other remedy under the Notes or this Indenture, so long as no judgment in the nature of a deficiency judgment or seeking personal liability shall be asked for or (if obtained) enforced against any such Person or entity.

                    (n) Subject to the foregoing provisions of this Section 2.7, each Note delivered under this Indenture and upon registration of transfer of or in exchange for or in lieu of any other Note shall carry the rights of unpaid interest and principal that were carried by such other Note.

                    (o) Notwithstanding any of the foregoing provisions with respect to payments of principal of and interest on the Notes (but subject to Sections 2.7(e) and (k)), if the Notes have become or been declared due and payable following an Event of Default and such acceleration of Maturity and its consequences have not been rescinded and annulled and the provisions of Section 5.5 are not applicable, then payments of principal of and interest on such Notes shall be made in accordance with Section 5.7 hereof.

                    (p) Payments in respect of the Preferred Shares as contemplated by Sections 11.1(a)(i)(11) and 11.1(a)(ii)(7) shall be made by the Trustee to the Preferred Shares Paying Agent.

                    Section 2.8 Persons Deemed Owners.

                    The Issuer, the Co-Issuer, the Trustee, and any agent of the Issuer, the Co-Issuer or the Trustee may treat as the owner of a Note the Person in whose name such Note is registered on the Notes Register on the applicable Record Date for the purpose of receiving payments of principal of and interest and other amounts on such Note and on any other date for all other purposes whatsoever (whether or not such Note is overdue), and none of the Issuer, the Co-Issuer or the Trustee nor any agent of the Issuer, the Co-Issuer or the Trustee shall be affected by notice to the contrary; provided, however, that the Depository, or its nominee, shall be deemed the owner of the Global Securities, and owners of beneficial interests in Global Securities will not be considered the owners of any Notes for the purpose of receiving notices. With respect to the Preferred Shares, on any Payment Date, the Trustee shall deliver to the Preferred Shares Paying Agent the distributions thereon for distribution to the Preferred Shareholders.

                    Section 2.9 Cancellation.

                    All Notes surrendered for payment, registration of transfer, exchange or redemption, or deemed lost or stolen, shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee, and shall be promptly canceled by the Trustee and may not be reissued or resold. No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section 2.9, except as expressly permitted by this Indenture. All canceled Notes held by the Trustee shall be destroyed or held by the Trustee in accordance with its standard retention policy. Notes of the most senior Class Outstanding that are held by the Issuer, the Co-Issuer, the Collateral Manager or any of their respective Affiliates may be submitted to the Trustee for cancellation at any time.

                    Section 2.10 Global Securities; Definitive Notes; Temporary Notes.

                    (a) Definitive Notes. Definitive Notes shall only be issued in the following limited circumstances:

(i) upon Transfer of Global Securities to an IAI in accordance with the procedures set forth in Section 2.5(e)(ii) or Section 2.5(e)(iii);

(ii) if a holder of a Definitive Note wishes at any time to exchange such Definitive Note for one or more Definitive Notes or transfer such Definitive Note to a transferee who wishes to take delivery thereof in the form of a Definitive Note in accordance with Section 2.10, such holder may effect such exchange or transfer upon receipt by the Trustee or the Notes Registrar of (A) a Holder’s Definitive Note properly endorsed for assignment to the transferee, and (B) duly completed certificates in the form of Exhibit C-3, upon receipt of which the Trustee or the Notes Registrar shall then cancel such Definitive Note in accordance herewith, record the transfer in the Notes Register in accordance with Section 2.5(a) and upon execution by the Co-Issuers authenticate and deliver one or more Definitive Notes bearing the same designation as the Definitive Note endorsed for transfer, registered in the names specified in the assignment described in clause (A) above, in principal amounts designated by the transferee (the aggregate of such principal amounts being equal to the aggregate principal amount of the Definitive Note surrendered by the transferor).

(iii) in the event that the Depository notifies the Issuer and the Co-Issuer that it is unwilling or unable to continue as Depository for a Global Security or if at any time such Depository ceases to be a “Clearing Agency” registered under the Exchange Act and a successor depository is not appointed by the Issuer within 90 days of such notice, the Global Securities deposited with the Depository pursuant to Section 2.2 hereof shall be transferred to the beneficial owners thereof subject to the procedures and conditions set forth in this Section 2.10.

                    (b) Any Global Security that is exchanged for a Definitive Note shall be surrendered by the Depository to the Trustee’s Corporate Trust Office together with necessary instruction for the registration and delivery of a Definitive Note to the beneficial owners (or such owner’s nominee) holding the ownership interests in such Global Security. Any such transfer shall be made, without charge, and the Trustee shall authenticate and deliver, upon such transfer of each portion of such Global Security, an equal aggregate principal amount of Definitive Notes of the same Class and authorized denominations. Any Definitive Notes delivered in exchange for an interest in a Global Security shall, except as otherwise provided by Section 2.5(f), bear the applicable legend set forth in Exhibits C-1 or C-2, as applicable, and shall be subject to the transfer restrictions referred to in such applicable legend. The Holder of each such registered individual Global Security may transfer such Global Security by surrendering it at the Corporate Trust Office of the Trustee, or at the office of the Paying Agent.

                    (c) Subject to the provisions of Section 2.10(b) above, the registered Holder of a Global Security may grant proxies and otherwise authorize any Person, including Agent

Members and Persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Notes.

                    (d) In the event of the occurrence of either of the events specified in Section 2.10(a) above, the Issuer and the Co-Issuer shall promptly make available to the Trustee a reasonable supply of Definitive Notes.

                    Pending the preparation of Definitive Notes pursuant to this Section 2.10, the Issuer and the Co-Issuer may execute and, upon Issuer Order, the Trustee shall authenticate and deliver, temporary Class A Notes or Class B Notes that are printed, lithographed, typewritten, mimeographed or otherwise reproduced, in any authorized denomination, substantially of the tenor of the Definitive Notes in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the Officers executing such Definitive Notes may determine, as conclusively evidenced by their execution of such Definitive Notes.

                    If temporary Definitive Notes are issued, the Issuer and the Co-Issuer shall cause permanent Definitive Notes to be prepared without unreasonable delay. The Definitive Notes shall be printed, lithographed, typewritten or otherwise reproduced, or provided by any combination thereof, or in any other manner permitted by the rules and regulations of any applicable notes exchange, all as determined by the Officers executing such Definitive Notes. After the preparation of Definitive Notes, the temporary Notes shall be exchangeable for Definitive Notes upon surrender of the applicable temporary Class A or Class B Notes at the office or agency maintained by the Issuer and the Co-Issuer for such purpose, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Class A Notes or Class B Notes, the Issuer and the Co-Issuer shall execute, and the Trustee shall authenticate and deliver, in exchange therefor the same aggregate principal amount of Definitive Notes of authorized denominations. Until so exchanged, the temporary Class A Notes or Class B Notes shall in all respects be entitled to the same benefits under this Indenture as Definitive Notes.

                    Section 2.11 U.S. Tax Treatment of Notes and the Issuer.

                    (a) Each of the Issuer and the Co-Issuer intends that, for U.S. federal income tax purposes, the Notes be treated as debt and that the Issuer be treated as a Qualified REIT Subsidiary (unless the Issuer has received an opinion of Cadwalader, Wickersham & Taft LLP or another nationally recognized tax counsel experienced in such matters opining that the Issuer will be treated as a foreign corporation not engaged in a trade or business in the United States for U.S. federal income tax purposes). Each prospective purchaser and any subsequent transferee of a Note or any interest therein shall, by virtue of its purchase or other acquisition of such Note or interest therein, be deemed to have agreed to treat such Note in a manner consistent with the preceding sentence for U.S. federal income tax purposes.

                    (b) The Issuer and the Co-Issuer shall account for the Notes and prepare any reports to Noteholders and tax authorities consistent with the intentions expressed in Section 2.11(a) above.

                    (c) Each Holder of Notes shall timely furnish to the Issuer, the Co-Issuer or its agents any U.S. federal income tax form or certification (such as IRS Form W-8BEN

(Certification of Foreign Status of Beneficial Owner) (with Part III marked), IRS Form W-8IMY (Certification of Foreign Intermediary Status), IRS Form W-9 (Request for Taxpayer Identification Number and Certification), or IRS Form W-8ECI (Certification of Foreign Person’s Claim for Exemption from Withholding on Income Effectively Connected with Conduct of a U.S. Trade or Business) or any successors to such IRS forms that the Issuer, the Co-Issuer or its agents may reasonably request and shall update or replace such forms or certification in accordance with its terms or its subsequent amendments. Furthermore, if a Noteholder is a “foreign financial institution” or other foreign financial entity subject to FATCA, it shall notify the Trustee, and Noteholders shall timely furnish any information required pursuant to Section 2.7(f) including, without limitation, a properly completed and duly executed IRS Form W-8.

                    Section 2.12 Authenticating Agents.

                    Upon the request of the Issuer and the Co-Issuer, the Trustee shall, and if the Trustee so chooses the Trustee may, pursuant to this Indenture, appoint one or more Authenticating Agents with power to act on its behalf and subject to its direction in the authentication of Notes in connection with issuance, transfers and exchanges under Sections 2.4, 2.5, 2.6 and 8.5 hereof, as fully to all intents and purposes as though each such Authenticating Agent had been expressly authorized by such Sections to authenticate such Notes. For all purposes of this Indenture, the authentication of Notes by an Authenticating Agent pursuant to this Section 2.12 shall be deemed to be the authentication of Notes by the Trustee.

                    Any corporation or banking association into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation or banking association resulting from any merger, consolidation or conversion to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate trust business of any Authenticating Agent, shall be the successor of such Authenticating Agent hereunder, without the execution or filing of any further act on the part of the parties hereto or such Authenticating Agent or such successor corporation. Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee, the Issuer and the Co-Issuer.

                    The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent, the Issuer and the Co-Issuer. Upon receiving such notice of resignation or upon such a termination, the Trustee shall promptly appoint a successor Authenticating Agent and shall give written notice of such appointment to the Issuer. The Trustee agrees to pay to each Authenticating Agent appointed by it from time to time reasonable compensation for its services, and reimbursement for its reasonable expenses relating thereto and the Trustee shall be entitled to be reimbursed for such payments, subject to Section 6.7 hereof. The provisions of Sections 2.9, 6.4 and 6.5 hereof shall be applicable to any Authenticating Agent.

                    Section 2.13 Forced Sale on Failure to Comply with Restrictions.

                    (a) Notwithstanding anything to the contrary elsewhere in this Indenture, any transfer of a Note or interest therein to a U.S. Person who is determined not to have been a QIB at the time of acquisition of the Note or interest therein shall be null and void and any such proposed transfer of which the Issuer, the Co-Issuer or the Trustee shall have notice may be disregarded by the Issuer, the Co-Issuer and the Trustee for all purposes.

                    (b) If the Issuer determines that any Holder of a Note has not satisfied the applicable requirement described in Section 2.13(a) above (any such person a “Non-Permitted Holder”), then the Issuer shall promptly after discovery that such Person is a Non-Permitted Holder by the Issuer, the Co-Issuer or the Trustee (and notice by the Trustee or the Co-Issuer to the Issuer, if either of them makes the discovery), send notice (or procure that notice is sent) to such Non-Permitted Holder demanding that such Non-Permitted Holder transfer its interest to a Person that is not a Non-Permitted Holder within 30 days of the date of such notice. If such Non-Permitted Holder fails to so transfer its Note or interest therein, the Issuer shall have the right, without further notice to the Non-Permitted Holder, to sell such Note or interest therein to a purchaser selected by the Issuer that is not a Non-Permitted Holder on such terms as the Issuer may choose. The Issuer, or the Trustee acting on behalf of the Issuer, may select the purchaser by soliciting one or more bids from one or more brokers or other market professionals that regularly deal in securities similar to the Note, and selling such Note to the highest such bidder. However, the Issuer or the Trustee may select a purchaser by any other means determined by it in its sole discretion. The Holder of such Note, the Non-Permitted Holder and each other Person in the chain of title from the Holder to the Non-Permitted Holder, by its acceptance of an interest in the Note, agrees to cooperate with the Issuer and the Trustee to effect such transfers. The proceeds of such sale, net of any commissions, expenses and taxes due in connection with such sale shall be remitted to the Non-Permitted Holder. The terms and conditions of any sale under this Section 2.13(b) shall be determined in the sole discretion of the Issuer, and the Issuer shall not be liable to any Person having an interest in the Note sold as a result of any such sale of exercise of such discretion.

                    Section 2.14 No Gross Up.

                    The Issuer shall not be obligated to pay any additional amounts to the Holders or beneficial owners of the Notes as a result of any withholding or deduction for, or on account of, any present or future taxes, duties, assessments or governmental charges.

ARTICLE 3

CONDITIONS PRECEDENT; PLEDGED MORTGAGE LOANS

                    Section 3.1 General Provisions.

                    The Notes to be issued on the Closing Date shall be executed by the Issuer and the Co-Issuer upon compliance with Section 3.2 and shall be delivered to the Trustee for authentication and thereupon the same shall be authenticated and delivered by the Trustee upon Issuer Request and upon receipt by the Trustee of the items described below:

                    (a)  an Officer’s Certificate of the Issuer (i) evidencing the authorization by Board Resolution of the execution and delivery of this Indenture, the Collateral Management Agreement, the Placement Agency Agreement and related documents, the execution, authentication and delivery of the Notes and specifying the Stated Maturity Date of each Class of

Notes, the principal amount of each Class of Notes and the applicable Note Interest Rate of each Class of Notes to be authenticated and delivered, and (ii) certifying that (A) the attached copy of the Board Resolution is a true and complete copy thereof, (B) such resolutions have not been rescinded and are in full force and effect on and as of the Closing Date, (C) the Directors authorized to execute and deliver such documents hold the offices and have the signatures indicated thereon and (D) at least U.S.$160,000,000 of proceeds on account of the sale on the Closing Date of the Preferred Shares shall have been received;

                    (b) an Officer’s Certificate of the Co-Issuer (i) evidencing the authorization by Board Resolution of the execution and delivery of this Indenture and related documents, the execution, authentication and delivery of the Notes and specifying the Stated Maturity Date of each Class of Notes, the principal amount of each Class of Notes and the applicable Note Interest Rate of each Class of Notes to be authenticated and delivered, and (ii) certifying that (A) the attached copy of the Board Resolution is a true and complete copy thereof, (B) such resolutions have not been rescinded and are in full force and effect on and as of the Closing Date and (C) each Officer authorized to execute and deliver the documents referenced in clause (b)(i) above holds the office and has the signature indicated thereon;

                    (c) (i) either (A) certificates of the Issuer or other official document evidencing the due authorization, approval or consent of any governmental body or bodies, at the time having jurisdiction in the premises, together with an Opinion of Counsel of the Issuer that no other authorization, approval or consent of any governmental body is required for the valid issuance of such Notes, or (B) an Opinion of Counsel of the Issuer reasonably satisfactory in form and substance to the Trustee that no such authorization, approval or consent of any governmental body is required for the valid issuance of such Notes except as may have been given; and

(ii) either (A) certificates of the Co-Issuer or other official document evidencing the due authorization, approval or consent of any governmental body or bodies, at the time having jurisdiction in the premises, together with an Opinion of Counsel of the Co-Issuer that no other authorization, approval or consent of any governmental body is required for the valid issuance of such Notes, or (B) an Opinion of Counsel of the Co-Issuer reasonably satisfactory in form and substance to the Trustee that no such authorization, approval or consent of any governmental body is required for the valid issuance of such Notes except as may have been given;

                    (d) an opinion of Cadwalader, Wickersham & Taft LLP, special U.S. counsel to the Co-Issuers, the Collateral Manager and certain Affiliates thereof (which opinions may be limited to the laws of the State of New York and the federal law of the United States and may assume, among other things, the correctness of the representations and warranties made or deemed made by the owners of Notes pursuant to Sections 2.5(g), (h) and (i)) dated the Closing Date, as to certain matters of New York law and certain United States federal income tax and securities law matters, in a form satisfactory to the Placement Agent;

                    (e) opinions of Cadwalader, Wickersham & Taft LLP, special counsel to the Co-Issuers dated the Closing Date, relating to (i) the validity of the Grant hereunder and the perfection of the Trustee’s security interest in the Collateral and (ii) certain bankruptcy matters;

                    (f) an opinion of Jones Day, special counsel to the Parent REIT, dated the Closing Date, regarding certain 1940 Act issues;

                    (g) an opinion of Jones Day, special tax counsel to the Parent REIT, dated the Closing Date, regarding its qualification and taxation as a REIT;

                    (h) an opinion of Richards, Layton & Finger LLP, special Delaware counsel to the Co-Issuer, dated the Closing Date, regarding certain issues of Delaware law;

                    (i) an opinion of Kilpatrick, Townsend & Stockton LLP, counsel to the CLO Servicer, dated the Closing Date, regarding certain issues of New York law, Texas law and Delaware law, in a form satisfactory to the Trustee;

                    (j) an opinion of Appleby (Cayman) Ltd., Cayman Islands counsel to the Issuer, dated the Closing Date, regarding certain issues of Cayman Islands law, in a form satisfactory to the Trustee;

                    (k) an opinion of (i) Aini & Associates, PLLC, counsel to Wells Fargo Bank, National Association, dated as of the Closing Date, regarding certain matters of United States law and (ii) Dorsey & Whitney LLP, counsel to Wells Fargo Bank, National Association, regarding certain matters of Minnesota law;

                    (l) an Officer’s Certificate given on behalf of the Issuer and without personal liability, stating that the Issuer is not in Default under this Indenture and that the issuance of the Securities by the Issuer will not result in a breach of any of the terms, conditions or provisions of, or constitute a Default under, the Governing Documents of the Issuer, any indenture or other agreement or instrument to which the Issuer is a party or by which it is bound, or any order of any court or administrative agency entered in any Proceeding to which the Issuer is a party or by which it may be bound or to which it may be subject; that all conditions precedent provided in this Indenture relating to the authentication and delivery of the Notes applied for and all conditions precedent provided in the Preferred Share Paying Agency Agreement relating to the issuance by the Issuer of the Preferred Shares have been complied with;

                    (m) an Officer’s Certificate given on behalf of the Co-Issuer stating that the Co-Issuer is not in Default under this Indenture and that the issuance of the Notes by the Co-Issuer will not result in a breach of any of the terms, conditions or provisions of, or constitute a Default under, the Governing Documents of the Co-Issuer, any indenture or other agreement or instrument to which the Co-Issuer is a party or by which it is bound, or any order of any court or administrative agency entered in any Proceeding to which the Co-Issuer is a party or by which it may be bound or to which it may be subject; that all conditions precedent provided in this Indenture relating to the authentication and delivery of the Notes applied for have been complied with; and that all expenses due or accrued with respect to the offering or relating to actions taken on or in connection with the Closing Date have been paid;

                    (n) executed counterparts of the Mortgage Loan Purchase Agreement, the Servicing Agreement, the Collateral Management Agreement, the Placement Agency Agreement, the Preferred Share Purchase Agreement, the Preferred Share Paying Agency Agreement and the Securities Account Control Agreement;

                    (o) an Accountants’ Report comparing and agreeing to the following information as of the Closing Date: (i) the information with respect to each Mortgage Loan set forth on the Schedule of Closing Date Mortgage Loans attached hereto as Schedule A by reference to such sources as shall be specified therein and (ii) specifying the procedures undertaken by the accountants to review data and computations relating to the foregoing;

                    (p) an Officer’s Certificate from the Collateral Manager confirming that Schedule A hereto correctly lists (i) the Closing Date Mortgage Loans to be Granted to the Trustee on the Closing Date and (ii) the Aggregate Principal Balance of the Mortgage Loans as of December 6, 2013;

                    (q) evidence of preparation for filing at the appropriate filing office in the District of Columbia of a financing statement, on behalf of the Issuer, relating to the perfection of the lien of this Indenture;

                    (r) an Issuer Order executed by the Issuer and the Co-Issuer directing the Trustee to (i) authenticate the Notes specified therein, in the amounts set forth therein and registered in the name(s) set forth therein and (ii) deliver the authenticated Notes as directed by the Issuer and the Co-Issuer; and

                    (s) such other documents as the Trustee may reasonably require.

                    Section 3.2 Security for Notes.

                    Prior to the issuance of the Notes on the Closing Date, the Issuer shall cause the following conditions to be satisfied:

                    (a) Grant of Security Interest; Delivery of Mortgage Loans. The Grant pursuant to the Granting Clauses of this Indenture of all of the Issuer’s right, title and interest in and to the Collateral and the transfer of all Closing Date Mortgage Loans acquired in connection therewith purchased by the Issuer on the Closing Date (as set forth in Schedule A hereto) to the Trustee, without recourse (except as expressly provided in each applicable Mortgage Loan Purchase Agreement), in the manner provided in Section 3.3(a) and the crediting to the Custodial Account by the Custodial Securities Intermediary of such Closing Date Mortgage Loans shall have occurred;

                    (b) Certificate of the Issuer. A certificate of an Authorized Officer of the Issuer given on behalf of the Issuer and without personal liability, dated as of the Closing Date, delivered to the Trustee, to the effect that, in the case of each Closing Date Mortgage Loan pledged to the Trustee for inclusion in the Collateral on the Closing Date and immediately prior to the delivery thereof on the Closing Date:

(i) the Issuer is the owner of such Closing Date Mortgage Loan free and clear of any liens, claims or encumbrances of any nature whatsoever except for those which are being released on the Closing Date and the liens created pursuant to this Indenture;

(ii) the Issuer has acquired its ownership in such Closing Date Mortgage Loan in good faith without notice of any adverse claim, except as described in paragraph (i) above;

(iii) the Issuer has not assigned, pledged or otherwise encumbered any interest in such Closing Date Mortgage Loan (or, if any such interest has been assigned, pledged or otherwise encumbered, it has been released) other than interests Granted pursuant to this Indenture;

(iv) the Loan Documents with respect to such Closing Date Mortgage Loan do not prohibit the Issuer from Granting a security interest in and assigning and pledging such Closing Date Mortgage Loan to the Trustee;

(v) the information set forth with respect to each such Closing Date Mortgage Loan in Schedule A is true correct;

(vi) the Mortgage Loans included in the Collateral satisfy the requirements of Section 3.2(a); and

(vii) (1) the Grant pursuant to the Granting Clauses of this Indenture shall, upon execution and delivery of this Indenture by the parties hereto, result in a valid and continuing security interest in favor of the Trustee for the benefit of the Secured Parties in all of the Issuer’s right, title and interest in and to the Closing Date Mortgage Loans pledged to the Trustee for inclusion in the Collateral on the Closing Date; and

(2) upon (x) the execution and delivery of the Securities Account Control Agreement and the crediting of each Instrument evidencing the obligations of the borrowers under each Closing Date Mortgage Loan to the Custodial Account in the manner set forth in Section 3.3(a)(i) hereof, (y) the delivery of the Instruments evidencing the obligations of the borrowers under each Closing Date Mortgage Loan to the Custodial Securities Intermediary as set forth in Section 3.3(a)(iii) hereof and (z) the filing of a UCC-1 financing statement as set forth in Section 3.3(a)(v) hereof, the Trustee’s security interest in all Closing Date Mortgage Loans shall be a validly perfected, first priority security interest under the UCC as in effect in each applicable jurisdiction.

                    (c) Rating Letters. The Trustee’s receipt of a letter signed by the Rating Agency and confirming that (i) the Class A Notes have been rated “Aaa(sf)” by Moody’s and (ii) the Class B Notes have been rated at least “Baa3(sf)” by Moody’s and that such ratings are in full force and effect on the Closing Date.

                    (d) Accounts. Evidence of the establishment of the Payment Account, the Collection Account, the Unused Proceeds Account, the Future Funding Reserve Account, the Expense Account, the Preferred Share Distribution Account and the Custodial Account.

                    (e) Deposit to Expense Account. On the Closing Date, the Issuer shall deposit into the Expense Account from the gross proceeds of the offering of the Securities, U.S.$150,000.

                    (f) Deposit to Unused Proceeds Account. On the Closing Date, the Issuer shall deposit into the Unused Proceeds Account, U.S.$53,627,043.

                    (g) Deposit to Future Funding Reserve Account. On the Closing Date, the Issuer shall deposit into the Future Funding Reserve Account, U.S.$16,385,443.

                    (h) Issuance of Preferred Shares. The Issuer shall have delivered to the Trustee evidence that the Preferred Shares have been, or contemporaneously with the issuance of the Notes will be, (i) issued by the Issuer and (ii) acquired in their entirety by the Parent REIT.

                    Section 3.3 Transfer of Collateral.

                    (a) The Trustee is hereby appointed as Securities Intermediary (in such capacity, the “Custodial Securities Intermediary”) to hold or to appoint a custodian to hold all Collateral delivered to it in physical form at its office in Minneapolis, Minnesota. Any successor to such Securities Intermediary shall be a U.S. state or national bank or trust company that is not an Affiliate of the Issuer or the Co-Issuer, has capital and surplus of at least U.S.$200,000,000, subject to supervision or examination by federal or State authority, having a rating of at least “Baa1” by Moody’s (or such other lower rating as may be approved by the Rating Agency from time to time) and having an office within the United States. Subject to the limited right to relocate Collateral set forth in Section 7.5(b), the Custodial Securities Intermediary, as a Securities Intermediary, shall be deemed to credit all Mortgage Loans in the Custodial Account, all Eligible Investments and other investments purchased in accordance with this Indenture in the respective Accounts in which the funds used to purchase such investments are held in accordance with Article 10 and, in respect of each Account (other than the Payment Account and the Preferred Share Distribution Account), the Trustee shall have entered into an agreement with the Issuer and the Custodial Securities Intermediary (the “Securities Account Control Agreement”) providing, inter alia, that the establishment and maintenance of such Account will be governed by a law satisfactory to the Issuer, the Trustee and the Custodial Securities Intermediary. To the maximum extent feasible, Collateral shall be transferred to the Trustee as Security Entitlements in the manner set forth in clause (i) below. In the event that the measures set forth in clause (i) below cannot be taken as to any Collateral, such Collateral may be transferred to the Trustee in the manner set forth in clauses (ii) through (vii) below, as appropriate. The security interest of the Trustee in Collateral shall be perfected and otherwise evidenced as follows:

(i) in the case of such Collateral consisting of Security Entitlements, by the Issuer (A) causing the Custodial Securities Intermediary, in accordance with the Securities Account Control Agreement, to indicate by book entry that a Financial Asset has been credited to the Custodial Account and (B) causing the Custodial Securities Intermediary to agree pursuant to the Securities Account Control Agreement that it will comply with Entitlement Orders originated by the Trustee with respect to each such Security Entitlement without further consent by the Issuer;

(ii) in the case of Collateral that are “uncertificated securities” (as such term is defined in the UCC), to the extent that any such uncertificated securities do not constitute Financial Assets forming the basis of Security Entitlements by the Trustee pursuant to clause (i) (the “Uncertificated Securities”), by the Issuer (A) causing the issuer(s) of such

Uncertificated Securities to register on their respective books the Trustee as the registered owner thereof upon original issue or transfer thereof or (B) causing another Person, other than a Securities Intermediary, either to become the registered owner of such Uncertificated Securities on behalf of the Trustee, or such Person having previously become the registered owner, to acknowledge that it holds such Uncertificated Securities for the Trustee;

(iii) in the case of Collateral consisting of Certificated Securities in registered form to the extent that any such Certificated Securities do not constitute Financial Assets forming the basis of Security Entitlements acquired by the Trustee pursuant to clause (i) (the “Registered Securities”), by the Issuer (A) causing (1) the Trustee to obtain possession of such Registered Securities in the State of Minnesota or (2) another Person, other than a Securities Intermediary, either to acquire possession of such Registered Securities on behalf of the Trustee, or having previously acquired such Registered Securities, in either case, in the State of Minnesota, to acknowledge that it holds such Registered Securities for the Trustee and (B) causing (1) the endorsement of such Registered Securities to the Trustee by an effective endorsement or (2) the registration of such Registered Securities in the name of the Trustee by the issuer thereof upon its original issue or registration of transfer;

(iv) in the case of Collateral consisting of Certificated Securities in bearer form, to the extent that any such Certificated Securities do not constitute Financial Assets forming the basis of Security Entitlements acquired by the Trustee pursuant to clause (i) (the “Bearer Securities”), by the Issuer causing (A) the Trustee to obtain possession of such Bearer Securities in the State of Minnesota or (B) another Person, other than a Securities Intermediary, either to acquire possession of such Bearer Securities on behalf of the Trustee or, having previously acquired possession of such Bearer Securities, in either case, in the State of Minnesota, to acknowledge that it holds such Bearer Securities for the Trustee;

(v) in the case of Collateral that consist of Instruments (the “Minnesota Collateral”), to the extent that any such Minnesota Collateral does not constitute a Financial Asset forming the basis of a Security Entitlement acquired by the Trustee pursuant to clause (i), by the Issuer causing (A) the Custodian on behalf of the Trustee to acquire possession of such Minnesota Collateral in the State of Minnesota or (B) another Person (other than the Issuer or a Person controlling, controlled by, or under common control with, the Issuer) (1) to (x) take possession of such Minnesota Collateral in the State of Minnesota and (y) authenticate a record acknowledging that it holds such possession for the benefit of the Trustee or (2) to (x) authenticate a record acknowledging that it will hold possession of such Minnesota Collateral for the benefit of the Trustee and (y) take possession of such Minnesota Collateral in the State of Minnesota; and

(vi) in the case of Collateral that consist of General Intangibles and all other Collateral of the Issuer in which a security interest may be perfected by filing a financing statement under Article 9 of the UCC as in effect in the District of Columbia, filing or causing the filing of a UCC financing statement naming the Issuer as debtor and the

Trustee as secured party, which financing statement reasonably identifies all such Collateral, with the Recorder of Deeds of the District of Columbia.

                    (b) The Issuer hereby authorizes the filing of UCC financing statements describing as the collateral covered thereby “all of the debtor’s personal property and assets,” or words to that effect, notwithstanding that such wording may be broader in scope than the Collateral described in this Indenture and, in the case of Collateral that consist of General Intangibles, shall cause the registration of the security interests granted under this Indenture in the register of mortgages and charges of the Issuer maintained at the Issuer’s registered office in the Cayman Islands.

                    (c) Without limiting the foregoing, the Trustee shall cause the Custodial Securities Intermediary to take such different or additional action as the Trustee may be advised by an Opinion of Counsel may be required in order to maintain the perfection and priority of the security interest of the Trustee in the event of any change in applicable law or regulation, including Articles 8 and 9 of the UCC and Treasury Regulations governing transfers of interests in Government Items (it being understood that the Trustee shall be entitled to rely upon an Opinion of Counsel, including an Opinion of Counsel delivered in accordance with Section 3.1(d), as to the need to file any financing statements or continuation statements, the dates by which such filings are required to be made and the jurisdictions in which such filings are required to be made).

                    (d) Without limiting any of the foregoing, in connection with each Grant of a Mortgage Loan hereunder, the Issuer shall deliver (or cause to be delivered by the applicable Seller) to the Custodian, in each case to the extent specified on the closing checklist for such Mortgage Loan provided to the Custodian by the Issuer (or the applicable Seller) the following documents (collectively, the “Mortgage Loan File”):

(i) The original mortgage note or promissory note, as applicable, bearing all intervening endorsements, endorsed in blank or endorsed “Pay to the order of Wells Fargo Bank, National Association, as Trustee without recourse,” and signed in the name of the last endorsee by an authorized Person;

(ii) An original of any participation certificate together with any and all intervening endorsements thereon, endorsed in blank on its face or by endorsement or stock power attached thereto (without recourse, representation or warranty, express or implied);

(iii) An original of any participation agreement relating to any item of collateral that is not evidenced by a promissory note;

(iv) An original blanket assignment of all unrecorded documents with respect to such Mortgage Loan in blank (or, in the case of a Senior Participation, a copy of any omnibus assignment in blank), in each case in form and substance acceptable for recording;

(v) The original (or in the case of a Senior Participation, a copy) of any guarantee executed in connection with the promissory note;

(vi) The original mortgage with evidence of recording thereon, or a copy thereof together with an Officer’s Certificate of the Issuer (or the applicable Seller) certifying that such represents a true and correct copy of the original and that such original has been submitted or delivered to an escrow agent for recordation in the appropriate governmental recording office of the jurisdiction where the encumbered property is located, in which case, recordation information shall not be required;

(vii) The originals of all assumption, modification, consolidation or extension agreements with evidence of recording thereon (or a copy thereof together with an Officer’s Certificate of the Issuer (or the applicable Seller) certifying that such represents a true and correct copy of the original and that such original has been submitted or delivered to an escrow agent for recordation in the appropriate governmental recording office of the jurisdiction where the encumbered property is located, in which case, recordation information shall not be required), together with any other recorded document relating to the Mortgage Loan otherwise included in the Mortgage Loan File;

(viii) The original assignment of mortgage in blank, in form and substance acceptable for recording and signed in the name of the last endorsee;

(ix) The originals of all intervening assignments of mortgage, if any, with evidence of recording thereon, showing an unbroken chain of title from the originator thereof to the last endorsee, or copies thereof together with an Officer’s Certificate of the Issuer certifying that such represent true and correct copies of the originals and that such originals have each been submitted or delivered to an escrow agent for recordation in the appropriate governmental recording office of the jurisdiction where the encumbered property is located, in which case, recordation information shall not be required;

(x) An original mortgagee policy of title insurance or a conformed version of the mortgagee’s title insurance commitment either marked as binding for insurance or attached to an escrow closing letter, countersigned by the title company or its authorized agent if the original mortgagee’s title insurance policy has not yet been issued;

(xi) The original (or, in the case of a Senior Participation, a copy) of any security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage Loan;

(xii) The original assignment of leases and rents, if any, with evidence of recording thereon, or a copy thereof together with an Officer’s Certificate of the Issuer certifying that such copy represents a true and correct copy of the original that has been submitted or delivered to an escrow agent for recordation in the appropriate governmental recording office of the jurisdiction where the encumbered property is located, in which case, recordation information shall not be required;

(xiii) The original assignment of any assignment of leases and rents in blank, in form and substance acceptable for recording;

(xiv) A filed copy of the UCC-1 financing statements (and, with respect to Senior Participations, to the extent that the Issuer (or the applicable Seller) has been furnished with same) with evidence of filing thereon, and UCC-3 assignments in blank, which UCC-3 assignments shall be in form and substance acceptable for filing;

(xv) The original (or, in the case of a Senior Participation, a copy) of any environmental indemnity agreement;

(xvi) The original (or, in the case of a Senior Participation, a copy) of any general collateral assignment of all other documents held by the Issuer (or, in the case of a Senior Participation, by the lead lender) in connection with the Mortgage Loan;

(xvii) An original (or, in the case of a Senior Participation, a copy) of any disbursement letter from the collateral obligor to the original mortgagee;

(xviii) An original of the survey of the encumbered property (or, in the case of a Senior Participation, a copy thereof provided same has been furnished to the Issuer (or the applicable Seller) by the related lead lender); and

(xix) A copy of any opinion of counsel (and, with respect to a Senior Participation, only to the extent such copy shall have been furnished to the Issuer (or the applicable Seller) by the lead lender).

With respect to any documents which have been delivered or are being delivered to recording offices for recording and have not been returned to the Issuer (or the applicable Seller) in time to permit their delivery hereunder at the time required, the Issuer (or the applicable Seller) shall deliver such original recorded documents to the Custodian promptly when received by the Issuer (or the applicable Seller) from the applicable recording office.

                    (e) The execution and delivery of this Indenture by the Trustee shall constitute certification by the Trustee that (i) each original note specified to the Trustee by the Issuer (or the applicable Seller) and all allonges thereto, if any, have been received by the Custodian; and (ii) such original note has been reviewed by the Custodian and (A) appears regular on its face (handwritten additions, changes or corrections shall not constitute irregularities if initialed by the borrower), (B) appears to have been executed and (C) purports to relate to the Mortgage Loan. The Custodian agrees to review or cause to be reviewed the Mortgage Loan File within 30 days after the Closing Date, and to deliver to the Issuer and the Collateral Manager a report indicating, subject to any exceptions found by it in such review, (A) those documents referred to in Section 3.3(d) that have been received, and (B) that such documents have been executed, appear on their face to be what they purport to be, purport to be recorded or filed (as applicable) and have not been torn, mutilated or otherwise defaced, and appear on their faces to relate to the Mortgage Loan. Neither the Trustee nor the Custodian shall have any responsibility for reviewing the Mortgage Loan File except as expressly set forth in this Section 3.3(e). Neither the Trustee nor the Custodian shall be under any duty or obligation to inspect, review, or examine any such documents, instruments or certificates to independently determine that they are valid, genuine, enforceable, legally sufficient, duly authorized, or appropriate for the represented purpose, whether the text of any assignment or endorsement is in proper or recordable form (except to determine if the endorsement conforms to the requirements of Section 3.3(d), whether any document has been recorded in accordance with the requirements of any applicable jurisdiction, to independently determine that any document has actually been filed or recorded in the appropriate office, that any document is other than what it purports to be on its face, or whether the title insurance policies relate to the Underlying Mortgaged Property.

                    (f) Upon the first anniversary of the Closing Date, the Custodian shall (i) deliver to the Issuer and the Collateral Manager a final exception report as to any remaining documents that are not in the Mortgage Loan File and (ii) request that the Issuer cause such document deficiency to be cured.

                    (g) Without limiting the generality of the foregoing:

(i) from time to time upon the request of the Trustee, Collateral Manager or CLO Servicer, the Issuer shall deliver (or cause to be delivered) to the Custodian any Loan Document in the possession of the Issuer and not previously delivered hereunder (including originals of Loan Documents not previously required to be delivered as originals) and as to which the Trustee, Collateral Manager or CLO Servicer, as applicable, shall have reasonably determined, or shall have been advised, to be necessary or appropriate for the administration of such Mortgage Loan hereunder or under the Collateral Management Agreement or under the Servicing Agreement or for the protection of the security interest of the Trustee under this Indenture;

(ii) in connection with any delivery of documents to the Custodian pursuant to clauses (i) and (ii) above, the Custodian shall deliver to the Collateral Manager and the CLO Servicer, on behalf of the Issuer, a certification in the form of Exhibit E acknowledging the receipt of such documents by the Custodian and that it is holding such documents subject to the terms of this Indenture; and

(iii) from time to time upon request of the Collateral Manager or the CLO Servicer, the Custodian shall, upon delivery by the Collateral Manager or the CLO Servicer of a duly completed Request for Release in the form of Exhibit F hereto, release to the Collateral Manager or the CLO Servicer such of the Loan Documents then in its custody as the Collateral Manager or the CLO Servicer reasonably so requests. By submission of any such Request for Release, the Collateral Manager or the CLO Servicer, as applicable, shall be deemed to have represented and warranted that it has determined in accordance with the Mortgage Loan Management Standard set forth in the Collateral Management Agreement that the requested release is necessary for the administration of such Mortgage Loan hereunder or under the Collateral Management Agreement or under the Servicing Agreement or for the protection of the security interest of the Trustee under this Indenture. The Collateral Manager or the CLO Servicer shall return to the Custodian each Loan Document released from custody pursuant to this clause (iv) within 20 Business Days of receipt thereof (except such Loan Documents as are released in connection with a sale, exchange or other disposition, in each case only as permitted under this Indenture, of the related Mortgage Loan that is consummated within such 20-day period). Notwithstanding the foregoing provisions of this clause (iv), (A) any note, certificate or other instrument evidencing a Pledged Mortgage Loan shall be released only for the purpose of (1) a sale, exchange or other disposition of such Pledged Mortgage Loan that is permitted in accordance with the terms of this Indenture, (2)

presentation, collection, renewal or registration of transfer of such Mortgage Loan or (3) in the case of any note, in connection with a payment in full of all amounts owing under such note, and (B) the Custodian may refuse to honor any Request for Release following the occurrence of an Event of Default under this Indenture.

                    (h) As of the Closing Date (with respect to the Collateral owned or existing as of the Closing Date) and each date on which Collateral is acquired (only with respect to each Collateral so acquired or arising after the Closing Date), the Issuer represents and warrants as follows:

(i) this Indenture creates a valid and continuing security interest (as defined in the UCC) in the Collateral in favor of the Trustee for the benefit of the Secured Parties, which security interest is prior to all other liens, and is enforceable as such against creditors of and purchasers from the Issuer;

(ii) the Issuer owns and has good and marketable title to such Collateral free and clear of any lien, claim or encumbrance of any Person;

(iii) in the case of each Collateral, the Issuer has acquired its ownership in such Collateral in good faith without notice of any adverse claim as defined in Section 8-102(a)(1) of the UCC as in effect on the date hereof;

(iv) other than the security interest granted to the Trustee for the benefit of the Secured Parties pursuant to this Indenture, the Issuer has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Collateral;

(v) the Issuer has not authorized the filing of, and is not aware of, any financing statements against the Issuer that include a description of collateral covering the Collateral other than any financing statement (x) relating to the security interest granted to the Trustee for the benefit of the Secured Parties hereunder or (y) that has been terminated; the Issuer is not aware of any judgment lien, Pension Benefit Guarantee Corporation lien or tax lien filings against the Issuer;

(vi) the Issuer has received all consents and approvals required by the terms of each Collateral and the Loan Documents to grant to the Trustee its interest and rights in such Collateral hereunder;

(vii) the Issuer has caused or will have caused, within ten days, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Collateral granted to the Trustee for the benefit of the Secured Parties hereunder;

(viii) each Collateral is an Instrument, a General Intangible, a Certificated Security or an Uncertificated Security, or has been or will have been credited to a Securities Account;

(ix) the Issuer has delivered a fully executed Securities Account Control Agreement pursuant to which the Custodial Securities Intermediary has agreed to comply with all instructions originated by the Trustee relating to each of the Accounts without further consent of the Issuer; none of the Accounts is in the name of any person other than the Issuer or the Trustee; the Issuer has not consented to the Custodial Securities Intermediary to comply with any Entitlement Orders in respect of the Accounts and any Security Entitlement credited to any of the Accounts originated by any person other than the Trustee;

(x) (A) all original executed copies of each promissory note or other writings that constitute or evidence any pledged obligation that constitutes an Instrument have been delivered to the Custodian for the benefit of the Trustee, (B) the Issuer has received a written acknowledgement from the Custodian that it is acting solely as agent of the Trustee and (C) none of the promissory notes or other writings that constitute or evidence such collateral has any marks or notations indicating that they have been pledged, assigned or otherwise conveyed by the Issuer to any Person other than the Trustee;

(xi) each of the Accounts constitutes a Securities Account in respect of which Wells Fargo Bank, National Association has accepted to be Custodial Securities Intermediary pursuant to the Securities Account Control Agreement on behalf of the Trustee as secured party under this Indenture.

                    (i) The Trustee shall cause all Eligible Investments purchased by the Trustee or the Collateral Manager on behalf of the Issuer (upon receipt by the Trustee thereof) to be promptly credited to the applicable Account.

                    (j) In the event that the Issuer is the holder of the a Future Funding Mortgage Loan as to which the Backstop Condition is satisfied and such Future Funding Mortgage Loan is subsequently funded from funds drawn by the Issuer from the related backstop facility or letter of credit (and not from its own funds or cash contributed by the Parent REIT), then the Issuer shall be required to transfer such portion of the Mortgage Loan so funded to the party who provided such funding (and may enter into a participation agreement if necessary to order to separate such funded portion from the related Future Funding Mortgage Loan).

ARTICLE 4

SATISFACTION AND DISCHARGE

                    Section 4.1 Satisfaction and Discharge of Indenture.

                    This Indenture shall be discharged and shall cease to be of further effect except as to (i) rights of registration of transfer and exchange, (ii) substitution of mutilated, defaced, destroyed, lost or stolen Notes, (iii) rights of Noteholders to receive payments of principal thereof and interest thereon, (iv) the rights, protections, indemnities and immunities of the Trustee and the specific obligations set forth below hereunder, (v) the rights, obligations and immunities of the Collateral Manager hereunder and under the Collateral Management Agreement and (vi) the rights of Noteholders as beneficiaries hereof with respect to the property deposited with the Trustee (or the Custodian on behalf of the Trustee) and payable to all or any of them (and the Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture) when:

(a) (i) either:

(1) all Notes theretofore authenticated and delivered to Noteholders (other than (A) Notes which have been mutilated, defaced, destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.6 and (B) Notes for which payment has theretofore irrevocably been deposited in trust and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 7.3) have been delivered to the Trustee for cancellation; or

(2) all Notes not theretofore delivered to the Trustee for cancellation (A) have become due and payable, or (B) shall become due and payable at their Stated Maturity Date within one year, or (C) are to be called for redemption pursuant to Article 9 under an arrangement satisfactory to the Trustee for the giving of notice of redemption by the Issuer and the Co-Issuer pursuant to Section 9.3 and either (x) the Issuer has irrevocably deposited or caused to be deposited with the Trustee, in trust for such purpose, Cash or non-callable direct obligations of the United States of America; which obligations are entitled to the full faith and credit of the United States of America or are debt obligations which are rated “Aaa” by Moody’s in an amount sufficient, as recalculated by a firm of Independent nationally-recognized certified public accountants, to pay and discharge the entire indebtedness (including, in the case of a redemption pursuant to Section 9.1 or Section 9.2, the Redemption Price) on such Notes not theretofore delivered to the Trustee for cancellation, for principal and interest to the date of such deposit (in the case of Notes which have become due and payable), or to the respective Stated Maturity Date or the respective Redemption Date, as the case may be or (y) in the event all of the Collateral are liquidated following the satisfaction of the conditions specified in Article 5, the Issuer shall have deposited or caused to be deposited with the Trustee, in trust, all proceeds of such liquidation of the Collateral, for payment in accordance with the Priority of Payments;

(ii) the Issuer has paid or caused to be paid all other sums then due and payable hereunder (including any amounts then due and payable pursuant to the Collateral Management Agreement) by the Issuer and no other amounts are scheduled to be due and payable by the Issuer other than Dissolution Expenses; and

(iii) the Co-Issuers have delivered to the Trustee Officer’s certificates and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with;

                    provided, however, that in the case of clause (a)(i)(2)(x) above, the Issuer has delivered to the Trustee an opinion of Cadwalader, Wickersham & Taft LLP, or an opinion of another tax counsel of nationally recognized standing in the United States experienced in such matters to the effect that the Noteholders would recognize no income gain or loss for U.S. federal income tax purposes as a result of such deposit and satisfaction and discharge of this Indenture; or

(b) (i) the Trustee confirms to the Issuer that:

(1) the Trustee is not holding any Collateral (other than (x) the Collateral Management Agreement, the Servicing Agreement and the Securities Account Control Agreement and (y) Cash in an amount not greater than the Dissolution Expenses); and

(2) no assets (other than Excepted Assets or Cash in an amount not greater than the Dissolution Expenses) are on deposit in or to the credit of any Accounts in the name of the Issuer (or the Trustee for the benefit of the Issuer or any Secured Party);

(ii) each of the Co-Issuers has delivered to the Trustee a certificate stating that (1) there are no Collateral (other than (x) the Collateral Management Agreement, the Servicing Agreement and the Securities Account Control Agreement and (y) Cash in an amount not greater than the Dissolution Expenses) that remain subject to the lien of this Indenture, and (2) all funds on deposit in or to the credit of the Accounts have been distributed in accordance with the terms of this Indenture or have otherwise been irrevocably deposited with the Trustee for such purpose; and

(iii) the Co-Issuers have delivered to the Trustee Officer’s certificates and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

                    Notwithstanding the satisfaction and discharge of this Indenture, the rights and obligations of the Issuer, the Co-Issuer, the Trustee, and, if applicable, the Noteholders, as the case may be, under Sections 2.7, 4.2, 5.4(d), 5.9, 5.18, 6.7, 7.3 and 14.12 hereof shall survive.

                    Section 4.2 Application of Amounts held in Trust.

                    All amounts deposited with the Trustee pursuant to Section 4.1 shall be held in trust and applied by it in accordance with the provisions of the Notes and this Indenture (including, without limitation, the Priority of Payments) to the payment of the principal and interest, either directly or through any Paying Agent, as the Trustee may determine, and such amounts shall be held in a segregated account identified as being held in trust for the benefit of the Secured Parties.

                    Section 4.3 Repayment of Amounts Held by Paying Agent.

                    In connection with the satisfaction and discharge of this Indenture with respect to the Notes, all amounts then held by the Paying Agent other than the Trustee under the provisions of this Indenture shall, upon demand of the Issuer and the Co-Issuer, be paid to the Trustee to be held and applied pursuant to Section 7.3 hereof and, in the case of amounts payable on the Notes, in accordance with the Priority of Payments and thereupon such Paying Agent shall be released from all further liability with respect to such amounts.

                    Section 4.4 Limitation on Obligation to Incur Company Administrative Expenses.

                    If at any time after an Event of Default has occurred and the Notes have been declared immediately due and payable, the sum of (i) Eligible Investments, (ii) Cash and (iii) amounts reasonably expected to be received by the Issuer in Cash during the current Due Period (as certified by the Collateral Manager in its reasonable judgment) is less than the sum of Dissolution Expenses and any accrued and unpaid Company Administrative Expenses, then notwithstanding any other provision of this Indenture, the Issuer shall no longer be required to incur Company Administrative Expenses as otherwise required by this Indenture to any Person other than the Trustee and its Affiliates, and failure to pay such amounts or provide or obtain such opinions, reports or services shall not constitute a Default hereunder, and the Trustee shall have no liability for any failure to obtain or receive any of the foregoing opinions, reports or services.

ARTICLE 5

REMEDIES

                    Section 5.1 Events of Default.

                    “Event of Default,” wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                    (a) a default in the payment of any interest on any Note when the same becomes due and payable (provided that, (i) if any Class A Notes are Outstanding, no interest will be “due and payable” on any Class B Notes) and the continuation of any such default for three Business Days; provided that in the case of a failure to disburse funds due to an administrative error or omission by the Collateral Manager, Trustee or any paying agent, such failure continues for five (5) Business Days after a trust officer of the Trustee receives written notice or has actual knowledge of such administrative error or omission; or

                    (b) a default in the payment of principal (or the related Redemption Price, if applicable) of any Class A Note when the same becomes due and payable, at its Stated Maturity Date or any Redemption Date, or if there are no Class A Notes Outstanding, a default in the payment of principal (or the related Redemption Price, if applicable) of any Class B Note (including Class B Capitalized Interest) when the same becomes due and payable at its Stated Maturity Date or any Redemption Date; provided, in each case, that in the case of a failure to disburse funds that is due to an administrative error or omission by the Collateral Manager, Trustee or any paying agent, such failure continues for five (5) Business Days after a trust officer of the Trustee receives written notice or has actual knowledge of such administrative error or omission;

                    (c) the failure on any Payment Date to disburse amounts available in the Payment Account in accordance with the Priority of Payments set forth under Section 11.1(a)

(other than (i) a default in payment described in clause (a) or (b) above and (ii) unless the holders of the Preferred Shares object, a failure to disburse any amounts to the Preferred Shares Paying Agent for distribution to the holders of the Preferred Shares), which failure continues for a period of three Business Days or, in the case of a failure to disburse such amounts due to an administrative error or omission by the Trustee or Paying Agent, which failure continues for five (5) Business Days;

                    (d) either the Issuer, the Co-Issuer or the pool of Collateral becomes an investment company required to be registered under the 1940 Act;

                    (e) a default in the performance, or breach, of any other covenant or other agreement of the Issuer or Co-Issuer (other than the covenant to make the payments described in clauses (a), (b) or (c) above or to meet the Coverage Tests) or any representation or warranty of the Issuer or Co-Issuer hereunder or in any certificate or other writing delivered pursuant hereto or in connection herewith proves to be incorrect in any material respect when made, and the continuation of such default or breach for a period of 30 days (or, if such default, breach or failure has an adverse effect on the validity, perfection or priority of the security interest granted hereunder, 15 days) after either the Issuer, the Co-Issuer or the Collateral Manager has actual knowledge thereof or after notice thereof to the Issuer, the Co-Issuer and the Collateral Manager by the Trustee or to the Issuer, the Co-Issuer, the Collateral Manager and the Trustee by Holders of at least 25% of the Aggregate Outstanding Amount of the Controlling Class;

                    (f) the entry of a decree or order by a court having competent jurisdiction adjudging the Issuer or the Co-Issuer as bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Issuer or the Co-Issuer under the Bankruptcy Code, or any bankruptcy, insolvency, reorganization or similar law enacted under the laws of the Cayman Islands or any other applicable law, or appointing a receiver, liquidator, assignee, or sequestrator (or other similar official) of the Issuer or the Co-Issuer or of any substantial part of its property, respectively, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days;

                    (g) the institution by the Issuer or the Co-Issuer of proceedings to be adjudicated as bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under the Bankruptcy Code, or any bankruptcy, insolvency, reorganization or similar law enacted under the laws of the Cayman Islands or any other similar applicable law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee or sequestrator (or other similar official) of the Issuer or the Co-Issuer or of any substantial part of its property, respectively, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of any action by the Issuer in furtherance of any such action;

                    (h) one or more final judgments being rendered against the Issuer or the Co-Issuer which exceed, in the aggregate, U.S.$1,000,000 and which remain unstayed, undischarged and unsatisfied for 30 days after such judgment(s) becomes nonappealable, unless adequate funds have been reserved or set aside for the payment thereof, and unless (except as otherwise specified in writing by the Rating Agency) a No Downgrade Confirmation has been received from the Rating Agency; or

                    (i) the Issuer loses its status as a Qualified REIT Subsidiary or other disregarded entity of the Parent REIT for U.S. federal income tax purposes, unless (A) within 90 days, the Issuer either (1) delivers an opinion of tax counsel of nationally recognized standing in the United States experienced in such matters to the effect that, notwithstanding the Issuer’s loss of Qualified REIT Subsidiary or disregarded entity status for U.S. federal income tax purposes, the Issuer is not, and has not been, an association (or publicly traded partnership) taxable as a corporation, or is not, and has not been, otherwise subject to U.S. federal income tax on a net basis and the Noteholders are not otherwise materially adversely affected by the loss of Qualified REIT Subsidiary or disregarded entity status for U.S. federal income tax purposes or (2) receives an amount from the Preferred Shareholders sufficient to discharge in full the amounts then due and unpaid on the Notes and amounts and expenses described in clauses (1) through (13) under Section 11.1(a)(i) in accordance with the Priority of Payments or (B) all Classes of the Notes are subject to a Tax Redemption announced by the Issuer in compliance with this Indenture, and such redemption has not been rescinded.

                    Upon becoming aware of the occurrence of an Event of Default, the Issuer, shall promptly notify (or shall procure the prompt notification of) the Trustee, the Preferred Shares Paying Agent and the Preferred Shareholders in writing. If the Collateral Manager has actual knowledge of the occurrence of an Event of Default, the Collateral Manager shall promptly notify, in writing, the Trustee, the Noteholders and the Rating Agency of the occurrence of such Event of Default.

                    Section 5.2 Acceleration of Maturity; Rescission and Annulment.

                    (a) If an Event of Default shall occur and be continuing (other than the Events of Default specified in Section 5.1(f) or 5.1(g)), the Trustee may (and shall at the direction of a Majority, by outstanding principal amount, of each Class of Notes voting as a separate Class (excluding any Notes owned by the Collateral Manager or any of its Affiliates or by any accounts managed by them), declare the principal of and accrued and unpaid interest on all the Notes to be immediately due and payable (and any such acceleration shall automatically terminate the Reinvestment Period). If an Event of Default described in Section 5.1(f) or 5.1(g) above occurs, such an acceleration shall occur automatically and without any further action and any such acceleration shall automatically terminate the Reinvestment Period. If the Notes are accelerated, payments shall be made in the order and priority set forth in Section 11.1(a) hereof. If the Notes are accelerated (whether such acceleration is automatic or otherwise), the Issuer (or the Collateral Manager on its behalf) shall take the actions described in Section 18.1(c) herein.

                    (b) At any time after such a declaration of acceleration of Maturity of the Notes has been made, and before a judgment or decree for payment of the amounts due has been obtained by the Trustee as hereinafter provided in this Article 5, a Majority of each Class of Notes (voting as a separate Class), other than with respect to an Event of Default specified in Section 5.1(d), 5.1(e), 5.1(h) or 5.1(i), by written notice to the Issuer, the Co-Issuer and the Trustee, may rescind and annul such declaration and its consequences if:

(i) the Issuer or the Co-Issuer has paid or deposited with the Trustee a sum sufficient to pay:

(A) all unpaid installments of interest on and principal on the Notes that would be due and payable hereunder if the Event of Default giving rise to such acceleration had not occurred;

(B) all unpaid taxes of the Issuer and the Co-Issuer, Company Administrative Expenses and other sums paid or advanced by or otherwise due and payable to the Trustee hereunder;

(C) with respect to the Advancing Agent and the Backup Advancing Agent, any amount due and payable for unreimbursed Interest Advances and Reimbursement Interest; and

(D) with respect to the Collateral Management Agreement, any Collateral Manager Fee then due and any Company Administrative Expense due and payable to the Collateral Manager thereunder; and

(ii) the Trustee has determined that all Events of Default of which it has actual knowledge, other than the non-payment of the interest and principal on the Notes that have become due solely by such acceleration, have been cured and a Majority of the Controlling Class, by written notice to the Trustee, has agreed with such determination (which agreement shall not be unreasonably withheld or delayed) or waived as provided in Section 5.14.

                    At any such time that the Trustee, subject to Section 5.2(b), shall rescind and annul such declaration and its consequences as permitted hereinabove, the Trustee shall preserve the Collateral in accordance with the provisions of Section 5.5 with respect to the Event of Default that gave rise to such declaration; provided, however, that if such preservation of the Collateral is rescinded pursuant to Section 5.5, the Notes may be accelerated pursuant to the first paragraph of this Section 5.2, notwithstanding any previous rescission and annulment of a declaration of acceleration pursuant to this paragraph.

                    No such rescission shall affect any subsequent Default or impair any right consequent thereon.

                    (c) Subject to Sections 5.4 and 5.5, a Majority of the Controlling Class shall have the right to direct the Trustee in the conduct of any Proceedings for any remedy available to the Trustee or in the sale of any or all of the Collateral; provided that (i) such direction will not conflict with any rule of law or this Indenture; (ii) the Trustee may take any other action not inconsistent with such direction; (iii) the Trustee determines that such action will not involve it in liability (unless the Trustee has received satisfactory indemnity or reasonable security against any such liability); and (iv) any direction to undertake a sale of the Collateral may be made only as described in Section 5.17.

                    (d) As security for the payment by the Issuer of the compensation and expenses of the Trustee and any sums the Trustee shall be indemnified by the Issuer, the Issuer hereby grants the Trustee a lien on the Collateral, which lien is senior to the lien of the Noteholders. The Trustee’s lien shall be subject to the Priority of Payments and exercisable by the Trustee only if the Notes have been declared due and payable following an Event of Default and such acceleration has not been rescinded or annulled.

                    (e) A Majority of the Aggregate Outstanding Amount of Notes of the Controlling Class, may, prior to the time a judgment or decree for the payment of amounts due has been obtained by the Trustee, waive any past Default on behalf of the holders of all the Notes and its consequences in accordance with Section 5.14.

                    Section 5.3 Collection of Indebtedness and Suits for Enforcement by Trustee.

                    (a) The Issuer covenants that if a Default shall occur in respect of the payment of any interest on any Class A Note, the payment of principal on any Class A Note (but only after interest with respect to the Class A Notes and any amounts payable pursuant to Section 11.1(a) having a higher priority have been paid in full), the payment of interest on any Class B Note (but only after interest with respect to the Class A Notes and any amounts payable pursuant to Section 11.1(a) having a higher priority have been paid in full) or the payment of principal on any Class B Note (but only after interest and principal with respect to the Class A Notes and interest with respect to the Class B Notes and any amounts payable pursuant to Section 11.1(a) having a higher priority have been paid in full), the Issuer and Co-Issuer shall, upon demand of the Trustee or any affected Noteholder, pay to the Trustee, for the benefit of the Holder of such Note, the whole amount, if any, then due and payable on such Note for principal and interest or other payment with interest on the overdue principal and, to the extent that payments of such interest shall be legally enforceable, upon overdue installments of interest, at the applicable interest rate and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee and such Noteholder and their respective agents and counsel.

                    If the Issuer or the Co-Issuer fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as Trustee of an express trust, may institute a Proceeding for the collection of the sums so due and unpaid, and may prosecute such Proceeding to judgment or final decree, and may enforce the same against the Issuer and the Co-Issuer or any other obligor upon the Notes and collect the amounts adjudged or decreed to be payable in the manner provided by law out of the Collateral.

                    If an Event of Default occurs and is continuing, the Trustee shall proceed to protect and enforce its rights and the rights of the Noteholders by such Proceedings (x) as directed by a Majority of the Controlling Class or (y) in the absence of direction by a Majority of the Controlling Class, as deemed most effectual by the Trustee; provided, that (a) such direction must not conflict with any rule of law or with any express provision of this Indenture, (b) the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction, (c) the Trustee has been provided with security or indemnity reasonably satisfactory to it, and (d) notwithstanding the foregoing, any direction to the Trustee to undertake a sale of Collateral may be given only in accordance with the preceding paragraph, in connection with any sale and liquidation of all or a portion of the Collateral, the preceding sentence, and, in all cases, the applicable provisions of this Indenture. Such Proceedings shall be used for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Trustee by this Indenture or by law.

                    In the case where (x) there shall be pending Proceedings relative to the Issuer or the Co-Issuer under the Bankruptcy Code, any bankruptcy, insolvency, reorganization or similar law enacted under the laws of the Cayman Islands, or any other applicable bankruptcy, insolvency or other similar law, (y) a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or the Co-Issuer, or their respective property, or (z) there shall be any other comparable Proceedings relative to the Issuer or the Co-Issuer, or the creditors or property of the Issuer or the Co-Issuer, regardless of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration, or otherwise and regardless of whether the Trustee shall have made any demand pursuant to the provisions of this Section 5.3, the Trustee shall be entitled and empowered, by intervention in such Proceedings or otherwise:

                     (b) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for reasonable compensation to the Trustee and each predecessor Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee, except as a result of negligence or bad faith) and of the Noteholders allowed in any Proceedings relative to the Issuer, the Co-Issuer or other obligor upon the Notes or to the creditors or property of the Issuer, the Co-Issuer or such other obligor;

                    (c) unless prohibited by applicable law and regulations, to vote on behalf of the Noteholders in any election of a trustee or a standby trustee in arrangement, reorganization, liquidation or other bankruptcy or insolvency proceedings or of a Person performing similar functions in comparable Proceedings; and

                    (d) to collect and receive any amounts or other property payable to or deliverable on any such claims, and to distribute all amounts received with respect to the claims of the Noteholders and of the Trustee on their behalf; and any trustee, receiver or liquidator, custodian or other similar official is hereby authorized by each of the Noteholders to make payments to the Trustee, and, in the event that the Trustee shall consent to the making of payments directly to the Noteholders, to pay to the Trustee such amounts as shall be sufficient to cover reasonable compensation to the Trustee, each predecessor Trustee and their respective agents, attorneys and counsel, and all other reasonable expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of its own negligence, willful misconduct or bad faith.

                    Nothing herein contained shall be deemed to authorize the Trustee to authorize, consent to, vote for, accept or adopt, on behalf of any Noteholder, any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Noteholder in any such

Proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

                    All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Trustee without the possession of any of the Notes or the production thereof in any trial or other Proceedings relative thereto, and any action or Proceedings instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, shall be applied as set forth in Section 5.7.

                    Notwithstanding anything in this Section 5.3 to the contrary, the Trustee may not sell or liquidate the Collateral or institute Proceedings in furtherance thereof pursuant to this Section 5.3 unless the conditions specified in Section 5.5(a) are met.

                    Section 5.4 Remedies.

                    (a) If an Event of Default has occurred and is continuing, and the Notes have been declared due and payable and such declaration and its consequences have not been rescinded and annulled, the Issuer and the Co-Issuer agree that the Trustee may, after notice to the Noteholders, and shall, upon direction by a Majority of the Controlling Class, to the extent permitted by applicable law, exercise one or more of the following rights, privileges and remedies:

(i) institute Proceedings for the collection of all amounts then payable on the Notes or otherwise payable under this Indenture (whether by declaration or otherwise), enforce any judgment obtained and collect from the Collateral any amounts adjudged due;

(ii) sell all or a portion of the Collateral or rights of interest therein, at one or more public or private sales called and conducted in any manner permitted by law and in accordance with Section 5.17 hereof;

(iii) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Collateral;

(iv) exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Secured Parties hereunder; and

(v) exercise any other rights and remedies that may be available at law or in equity;

provided, however, that the Trustee may not sell or liquidate the Collateral or institute Proceedings in furtherance thereof pursuant to this Section 5.4 unless either of the conditions specified in Section 5.5(a) is met.

                    The Trustee may, but need not, at the expense of the Issuer, obtain and rely upon an opinion of an Independent investment banking firm of national reputation with demonstrated capabilities in structuring and distributing notes or certificates similar to the Notes as to the feasibility of any action proposed to be taken in accordance with this Section 5.4 and as to the sufficiency of the proceeds and other amounts receivable with respect to the Collateral to make the required payments of principal of and interest on the Notes and other amounts payable hereunder, which opinion shall be conclusive evidence as to such feasibility or sufficiency.

                    (b) If an Event of Default as described in Section 5.1(e) hereof shall have occurred and be continuing, the Trustee may, and at the request of the Holders of not less than 25% of the Aggregate Outstanding Amount of the Controlling Class shall, institute a Proceeding solely to compel performance of the covenant or agreement or to cure the representation or warranty, the breach of which gave rise to the Event of Default under such Section, and enforce any equitable decree or order arising from such Proceeding.

                    (c) Upon any Sale, whether made under the power of sale hereby given or by virtue of judicial proceedings, any Noteholder, Preferred Shareholder or the Collateral Manager or any of its Affiliates may bid for and purchase the Collateral or any part thereof and, upon compliance with the terms of Sale, may hold, retain, possess or dispose of such property in its or their own absolute right without accountability; and any purchaser at any such Sale may, in paying the purchase money, turn in any of the Notes in lieu of Cash equal to the amount which shall, upon distribution of the net proceeds of such sale, be payable on the Notes so turned in by such Holder (taking into account the Class of such Notes). Such Notes, in case the amounts so payable thereon shall be less than the amount due thereon, shall either be returned to the Holders thereof after proper notation has been made thereon to show partial payment or a new Note shall be delivered to such Holders reflecting the reduced interest thereon.

                    Upon any Sale, whether made under the power of sale hereby given or by virtue of judicial proceedings, the receipt of the Trustee or of the Officer making a sale under judicial proceedings shall be a sufficient discharge to the purchaser or purchasers at any sale for its or their purchase money and such purchaser or purchasers shall not be obliged to see to the application thereof.

                    Any such Sale, whether under any power of sale hereby given or by virtue of judicial proceedings, shall (x) bind the Issuer, the Co-Issuer, the Trustee, the Noteholders and the Preferred Shareholders, shall operate to divest all right, title and interest whatsoever, either at law or in equity, of each of them in and to the property sold and (y) be a perpetual bar, both at law and in equity, against each of them and their successors and assigns, and against any and all Persons claiming through or under them.

                    (d) Notwithstanding any other provision of this Indenture or any other Transaction Document, none of the Advancing Agent, the Trustee or any other Secured Party, any other party to any Transaction Document or third party beneficiary of this Indenture may, prior to the date which is one year and one day, or, if longer, the applicable preference period then in effect (including any period established pursuant to the laws of the Cayman Islands) after the payment in full of all Notes, institute against, or join any other Person in instituting against, the Issuer, the Co-Issuer or any Issuer Permitted Subsidiary any bankruptcy, reorganization, arrangement, insolvency, moratorium or liquidation proceedings, or other proceedings under federal or State bankruptcy or similar laws of any jurisdiction. Nothing in this Section 5.4 shall preclude, or be deemed to stop, the Advancing Agent, the Trustee or any other Secured Party or any other party to any Transaction Document (i) from taking any action prior to the expiration of the aforementioned one year and one day period, or, if longer, the applicable preference period then in effect (including any period established pursuant to the laws of the Cayman Islands) period in (A) any case or proceeding voluntarily filed or commenced by the Issuer or the Co-Issuer or (B) any involuntary insolvency proceeding filed or commenced by a Person other than the Trustee or any other Secured Party or any other party to any Transaction Document, or (ii) from commencing against the Issuer or the Co-Issuer or any of their respective properties any legal action which is not a bankruptcy, reorganization, arrangement, insolvency, moratorium or liquidation proceeding.

                    Section 5.5 Preservation of Collateral.

                    (a) Notwithstanding anything to the contrary herein, if an Event of Default shall have occurred and be continuing when any of the Notes are Outstanding, the Trustee shall (except as otherwise expressly permitted or required under this Indenture) retain the Collateral securing the Notes, collect and cause the collection of the proceeds thereof and make and apply all payments and deposits and maintain all accounts in respect of the Collateral and the Notes in accordance with the Priority of Payments and the provisions of Articles 10, 12 and 13 and shall not sell or liquidate the Collateral, unless either:

(i) the Trustee, pursuant to Section 5.5(c), determines that the anticipated proceeds of a sale or liquidation of the Collateral (after deducting the reasonable expenses of such sale or liquidation) would be sufficient to discharge in full the amounts then due and unpaid on the Notes, Company Administrative Expenses due and payable pursuant to the Priority of Payments, the Collateral Manager Fees due and payable pursuant to the Priority of Payments and amounts due and payable to the Backup Advancing Agent and the Advancing Agent, in that order, in respect of unreimbursed Interest Advances and Reimbursement Interest, and the holders of a Majority of the Controlling Class agrees with such determination; or

(ii) the Holders of at least 66⅔% of the Aggregate Outstanding Amount of each Class of Notes (each voting as a separate Class) direct, subject to the provisions of this Indenture, the sale and liquidation of all or a portion of the Collateral.

                    In the event of a sale of a portion of the Collateral pursuant to clause (ii) above, the Special Servicer on behalf of the Trustee shall sell those Collateral identified by requisite Noteholders pursuant to a written direction in form and substance satisfactory to the Trustee and all proceeds of such sale shall be distributed in the order set forth in Section 11.1(a)(iii).

                    The Trustee shall give written notice of the retention of the Collateral to the Issuer, the Co-Issuer, the Collateral Manager and the Rating Agency. So long as such Event of Default is continuing, any such retention pursuant to this Section 5.5(a) may be rescinded at any time when the conditions specified in clause (i) or (ii) above exist.

                    (b) Nothing contained in Section 5.5(a) shall be construed to require the Trustee to sell the Collateral securing the Notes if the conditions set forth in Section 5.5(a) are not satisfied. Nothing contained in Section 5.5(a) shall be construed to require the Trustee to preserve the Collateral securing the Notes if prohibited by applicable law.

                    (c) To assist the Trustee in determining whether the condition specified in Section 5.5(a)(i) exists, the Collateral Manager shall obtain bid prices with respect to each Pledged Mortgage Loan from two dealers (Independent of the Collateral Manager and any of its Affiliates) at the time making a market in such Mortgage Loans (or, if there is only one market maker, then the Collateral Manager shall obtain a bid price from that market maker or, if no market maker, from a pricing service). The Collateral Manager shall compute the anticipated proceeds of sale or liquidation on the basis of the lowest of such bid prices for each such Pledged Mortgage Loan and provide the Trustee with the results thereof. For the purposes of determining issues relating to the market value of any Pledged Mortgage Loan and the execution of a sale or other liquidation thereof, the Trustee may, but need not, retain at the expense of the Issuer and rely on an opinion of an Independent investment banking firm of national reputation in connection with a determination (notwithstanding that such opinion will not be the basis for such determination) as to whether the condition specified in Section 5.5(a)(i) exists.

                    The Trustee shall make available to Privileged Persons a report stating the results of any determination required to be made pursuant to Section 5.5(a)(i) on the Trustee’s Website.

                    Section 5.6 Trustee May Enforce Claims Without Possession of Notes.

                    All rights of action and claims under this Indenture or under any of the Notes may be prosecuted and enforced by the Trustee without the possession of any of the Notes or the production thereof in any trial or other Proceeding relating thereto, and any such action or Proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust. Any recovery of judgment in respect of the Notes shall be applied as set forth in Section 5.7 hereof.

                    In any Proceedings brought by the Trustee (and in any Proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party) in respect of the Notes, the Trustee shall be held to represent all the Holders of the Notes.

                    Section 5.7 Application of Amounts Collected.

                    Any amounts collected by the Trustee with respect to the Notes pursuant to this Article 5 and any amounts that may then be held or thereafter received by the Trustee with respect to the Notes hereunder shall be applied subject to Section 13.1 hereof and in accordance with the Priority of Payments set forth in Section 11.1 hereof, at the date or dates fixed by the Trustee.

                    Section 5.8 Limitation on Suits.

                    No Holder of any Notes shall have any right to institute any Proceedings, judicial or otherwise, with respect to this Indenture or any Note, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                    (a) such Holder has previously given to the Trustee written notice of an Event of Default;

                    (b) except as otherwise provided in Section 5.9 hereof, the Holders of at least 25% of the then Aggregate Outstanding Amount of the Controlling Class shall have made written request to the Trustee to institute Proceedings in respect of such Event of Default in its own name as Trustee hereunder and such Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                    (c) the Trustee for 30 days after its receipt of such notice, request and offer of indemnity has failed to institute any such Proceeding; and

                    (d) no direction inconsistent with such written request has been given to the Trustee during such 30-day period by a Majority of the Controlling Class; it being understood and intended that no one or more Holders of Notes shall have any right in any manner whatsoever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Notes of the same Class or to obtain or to seek to obtain priority or preference over any other Holders of the Notes of the same Class or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders of Notes of the same Class subject to and in accordance with Section 13.1 hereof and the Priority of Payments.

                    In the event the Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Holders of the Controlling Class, each representing less than a Majority of the Controlling Class, the Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of this Indenture.

                    Section 5.9 Unconditional Rights of Noteholders to Receive Principal and Interest.

                    Notwithstanding any other provision in this Indenture (except for Section 2.7(d) and 2.7(m)), the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest on such Note as such principal, interest and other amounts become due and payable in accordance with the Priority of Payments and Section 13.1, and, subject to the provisions of Sections 5.4 and 5.8 to institute Proceedings for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder; provided, however, that the right of such Holder to institute proceedings for the enforcement of any such payment shall not be subject to the 25% threshold requirement set forth in Section 5.8(b).

                    Section 5.10 Restoration of Rights and Remedies.

                    If the Trustee or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Noteholder, then (and in every such case) the Issuer, the Co-Issuer, the Trustee, and the Noteholder shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.

                    Section 5.11 Rights and Remedies Cumulative.

                    No right or remedy herein conferred upon or reserved to the Trustee or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

                    Section 5.12 Delay or Omission Not Waiver.

                    No delay or omission of the Trustee or of any Noteholder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein or a waiver of a subsequent Event of Default. Every right and remedy given by this Article 5 or by law to the Trustee, or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee, or by the Noteholders, as the case may be.

                    Section 5.13 Control by the Controlling Class.

                    Notwithstanding any other provision of this Indenture, if an Event of Default shall have occurred and be continuing when any of the Notes are Outstanding, a Majority of the Controlling Class shall have the right to cause the institution of, and direct the time, method and place of conducting, any Proceeding for any remedy available to the Trustee and for exercising any trust, right, remedy or power conferred on the Trustee in respect of the Notes; provided that:

                    (a) such direction shall not conflict with any rule of law or with this Indenture;

                    (b) the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction; provided, however, that, subject to Section 6.1, the Trustee need not take any action that it determines might involve it in liability (unless the Trustee has received satisfactory indemnity against such liability as set forth below);

                    (c) the Trustee shall have been provided with indemnity satisfactory to it; and

                    (d) any direction to the Trustee to undertake a Sale of the Collateral shall be performed by the Collateral Manager on behalf of the Trustee and shall be authorized by the Holders of Notes secured thereby representing at least 66 2/3% of the Aggregate Outstanding Amount of each Class of Notes.

                    Section 5.14 Waiver of Past Defaults.

                    Prior to the time a judgment or decree for payment of the amounts due has been obtained by the Trustee, as provided in this Article 5, a Majority of each and every Class of

Notes (voting as a separate Class) may, on behalf of the Holders of all the Notes, waive any past Default in respect of the Notes and its consequences, except a Default:

                    (a) in the payment of principal of any Note;

                    (b) in the payment of interest in respect of the Controlling Class;

                    (c) in respect of a covenant or provision hereof that, under Section 8.2, cannot be modified or amended without the waiver or consent of the Holder of each Outstanding Note adversely affected thereby; or

                    (d) in respect of any covenant or provision hereof for the individual protection or benefit of the Trustee, without the Trustee’s express written consent thereto.

                    In the case of any such waiver, the Issuer, the Co-Issuer, the Trustee, and the Holders of the Notes shall be restored to their respective former positions and rights hereunder, but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereto. The Trustee shall promptly give written notice of any such waiver to the Collateral Manager and each Noteholder.

                    Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture, but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereto.

                    Section 5.15 Undertaking for Costs.

                    All parties to this Indenture agree, and each Holder of any Note by its acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys’ fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.15 shall not apply to any suit instituted by (x) the Trustee, (y) any Noteholder, or group of Noteholders, holding in the aggregate more than 10% of the Aggregate Outstanding Amount of the Controlling Class or (z) any Noteholder for the enforcement of the payment of the principal of or interest on any Note or any other amount payable hereunder on or after the Stated Maturity Date (or, in the case of redemption, on or after the applicable Redemption Date).

                    Section 5.16 Waiver of Stay or Extension Laws.

                    Each of the Issuer and the Co-Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, plead or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force (including but not limited to filing a voluntary petition under Chapter 11 of the Bankruptcy Code and by the voluntary commencement of a proceeding or the filing of a petition seeking winding up, liquidation, reorganization or other relief under any bankruptcy, insolvency, reorganization, moratorium, receivership, conservatorship or other similar laws now or hereafter in effect), which may affect the covenants, the performance of or any remedies under this Indenture; and each of the Issuer and the Co-Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                    Section 5.17 Sale of Collateral.

                    (a) The power to effect any sale (a “Sale”) of any portion of the Collateral pursuant to Sections 5.4 and 5.5 hereof shall not be exhausted by any one or more Sales as to any portion of such Collateral remaining unsold, but shall continue unimpaired until all amounts secured by the Collateral shall have been paid or if there are insufficient proceeds to pay such amount until the entire Collateral shall have been sold. The Trustee may, upon notice to the Securityholders, and shall, upon direction of a Majority of the Controlling Class, from time to time postpone any Sale by public announcement made at the time and place of such Sale; provided, however, that if the Sale is rescheduled for a date more than three Business Days after the date of the determination by the Trustee pursuant to Section 5.5(a)(i) hereof, such Sale shall not occur unless and until the Trustee has again made the determination required by Section 5.5(a)(i) hereof. The Trustee hereby expressly waives its rights to any amount fixed by law as compensation for any Sale; provided that the Trustee shall be authorized to deduct the reasonable costs, charges and expenses incurred by it in connection with such Sale from the proceeds thereof notwithstanding the provisions of Section 6.7 hereof.

                    (b) The Trustee may bid for and acquire any portion of the Collateral in connection with a public Sale thereof, and may pay all or part of the purchase price by crediting against amounts owing on the Notes or other amounts secured by the Collateral, all or part of the net proceeds of such Sale after deducting the reasonable costs, charges and expenses incurred by the Trustee in connection with such Sale notwithstanding the provisions of Section 6.7 hereof. The Notes need not be produced in order to complete any such Sale, or in order for the net proceeds of such Sale to be credited against amounts owing on the Notes. The Trustee may hold, lease, operate, manage or otherwise deal with any property so acquired in any manner permitted by law in accordance with this Indenture.

                    (c) If any portion of the Collateral consists of securities issued without registration under the Securities Act (“Unregistered Securities”), the Trustee may seek an Opinion of Counsel, or, if no such Opinion of Counsel can be obtained and with the consent of a Majority of the Controlling Class, seek a no action position from the SEC or any other relevant federal or State regulatory authorities, regarding the legality of a public or private Sale of such Unregistered Securities. In no event shall the Trustee be required to register Unregistered Securities under the Securities Act.

                    (d) The Trustee shall execute and deliver an appropriate instrument of conveyance transferring its interest in any portion of the Collateral in connection with a Sale thereof. In addition, the Trustee is hereby irrevocably appointed the agent and attorney in fact of the Issuer to transfer and convey its interest in any portion of the Collateral in connection with a

Sale thereof, and to take all action necessary to effect such Sale. No purchaser or transferee at such a Sale shall be bound to ascertain the Trustee’s authority, to inquire into the satisfaction of any conditions precedent or to see to the application of any amounts.

                    (e) In the event of any Sale of the Collateral pursuant to Section 5.4 or Section 5.5, payments shall be made in the order and priority set forth in Section 11.1(a) in the same manner as if the Notes had been accelerated.

                    (f) Notwithstanding anything herein to the contrary, any sale by the Trustee of any portion of the Collateral shall be executed by the Collateral Manager on behalf of the Issuer, and the Trustee shall have no responsibility or liability therefore.

                    Section 5.18 Action on the Notes.

                    The Trustee’s right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the application for or obtaining of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Trustee against the Issuer or the Co-Issuer or by the levy of any execution under such judgment upon any portion of the Collateral or upon any of the assets of the Issuer or the Co-Issuer.

ARTICLE 6

THE TRUSTEE

                    Section 6.1 Certain Duties and Responsibilities.

(a) Except during the continuance of an Event of Default:

(i) the Trustee undertakes to perform such duties and only such duties as are set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

(ii) in the absence of manifest error, or bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; provided, however, that in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they substantially conform to the requirements of this Indenture and shall promptly, but in any event within three Business Days in the case of an Officer’s Certificate furnished by the Collateral Manager, notify the party delivering the same if such certificate or opinion does not conform. If a corrected form shall not have been delivered to the Trustee within 15 days after such notice from the Trustee, the Trustee shall so notify the Noteholders.

                    (b) In case an Event of Default known to the Trustee has occurred and is continuing, the Trustee shall, prior to the receipt of directions, if any, from a Majority of the Controlling Class (or other Noteholders to the extent provided in Article 5 hereof), exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs.

                    (c) If, in performing its duties under this Indenture, the Trustee is required to decide between alternative courses of action, the Trustee may request written instructions from the Collateral Manager as to courses of action desired by it. If the Trustee does not receive such instructions within two Business Days after it has requested them, it may, but shall be under no duty to, take or refrain from taking such action. The Trustee shall act in accordance with instructions received after such two-Business Day period except to the extent it has already taken, or committed itself to take, action inconsistent with such instructions. The Trustee shall be entitled to rely on the advice of legal counsel and Independent accountants in performing its duties hereunder and be deemed to have acted in good faith if it acts in accordance with such advice.

                    (d) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

(i) this subsection shall not be construed to limit the effect of Section 6.1(a);

(ii) the Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer, unless it shall be proven that the Trustee was negligent in ascertaining the pertinent facts;

(iii) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Issuer in accordance with this Indenture and/or the Controlling Class relating to the time, method and place of conducting any Proceeding for any remedy available to the Trustee in respect of any Note or exercising any trust or power conferred upon the Trustee under this Indenture;

(iv) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers contemplated hereunder, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it (if the amount of such funds or risk or liability does not exceed the amount payable to the Trustee pursuant to Section 11.1(a)(i)(3) and Section 11.1(a)(ii)(1) net of the amounts specified in Section 6.7(a)(i), the Trustee shall be deemed to be reasonably assured of such repayment) unless such risk or liability relates to its ordinary services under this Indenture, except where this Indenture provides otherwise; and

(v) the Trustee shall not be liable to the Noteholders for any action taken or omitted by it at the direction of the Issuer, the Co-Issuer, the Collateral Manager, the

Servicer, the Controlling Class and/or a Noteholder under circumstances in which such direction is required or permitted by the terms of this Indenture.

                    (e) For all purposes under this Indenture, the Trustee shall not be deemed to have notice or knowledge of any Event of Default unless a Trust Officer has actual knowledge thereof or unless written notice of any event which is in fact such an Event of Default or Default is received by the Trustee at the Corporate Trust Office, and such notice references, the Notes and this Indenture. For purposes of determining the Trustee’s responsibility and liability hereunder, whenever reference is made in this Indenture to such an Event of Default or a Default, such reference shall be construed to refer only to such an Event of Default or Default of which the Trustee is deemed to have notice as described in this Section 6.1.

                    (f) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of Sections 6.1(a), (b), (c), (d) and (e).

                    (g) The Trustee shall, upon reasonable prior written notice to the Trustee, permit the Issuer, the Co-Issuer, the Collateral Manager or the Rating Agency, during the Trustee’s normal business hours, to review all books of account, records, reports and other papers of the Trustee relating to the Notes, and to make copies and extracts therefrom (the reasonable out-of-pocket expenses incurred in making any such copies or extracts to be reimbursed to the Trustee).

                    Section 6.2 Notice of Default.

                    Promptly (and in no event later than three Business Days) after the occurrence of any Default known to the Trustee or after any declaration of acceleration has been made or delivered to the Trustee pursuant to Section 5.2, the Trustee shall transmit by mail to the Collateral Manager, the Rating Agency (for so long as any Class of Notes is Outstanding and rated by the Rating Agency) and to all Holders of Notes as their names and addresses appear on the Notes Register, notice of all Defaults hereunder known to the Trustee, unless such Default shall have been cured or waived.

                    Section 6.3 Certain Rights of Trustee.

                    Except as otherwise provided in Section 6.1:

                    (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, note or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                    (b) any request or direction of the Issuer or the Co-Issuer mentioned herein shall be sufficiently evidenced by an Issuer Request or Issuer Order, as the case may be;

                    (c) whenever in the administration of this Indenture the Trustee shall (i) deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer’s Certificate or (ii) be required to determine the value of any Collateral or funds hereunder or the cash flows projected to be received therefrom, the Trustee may, in the absence of bad faith on its part, rely on reports of nationally recognized accountants, investment bankers or other persons qualified to provide the information required to make such determination, including nationally recognized dealers in securities of the type being valued and securities quotation services;

                    (d) as a condition to the taking or omitting of any action by it hereunder, the Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel (including with respect to any matters, other than factual matters, in connection with the execution by the Trustee of a supplemental indenture pursuant to Section 8.3) shall be full and complete authorization and protection in respect of any action taken or omitted by it hereunder in good faith and in reliance thereon;

                    (e) the Trustee shall be under no obligation to exercise or to honor any of the rights or powers vested in it by this Indenture at the request or direction of any of the Noteholders pursuant to this Indenture, or to make any investigation of matters arising hereunder or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Noteholders, unless such Noteholders shall have offered to the Trustee reasonable security or indemnity acceptable to it against the costs, expenses and liabilities which might reasonably be incurred by it in compliance with such request or direction;

                    (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, note or other paper documents, but the Trustee, in its discretion, may and, upon the written direction of a Majority of the Controlling Class or of a Rating Agency, shall make such further inquiry or investigation into such facts or matters as it may see fit or as it shall be directed and shall have received indemnification reasonably acceptable to the Trustee, and, the Trustee shall be entitled, on reasonable prior notice to the Issuer, the Co-Issuer, the Collateral Manager and the CLO Servicer, to examine the books and records relating to the Notes and the Collateral, as applicable, at the premises of the Issuer, the Co-Issuer and the Collateral Manager, personally or by agent or attorney during the Issuer’s, the Co-Issuer’s or the Collateral Manager’s normal business hours upon not less than three Business Days’ prior written notice; provided that the Trustee shall, and shall cause its agents to, hold in confidence all such information, except (i) to the extent disclosure may be required by law by any regulatory authority and (ii) to the extent that the Trustee, in its sole judgment, may determine that such disclosure is consistent with its obligations hereunder;

                    (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder (except with respect to its duty to make any Interest Advance under the circumstances specified in Section 10.9) either directly or by or through agents or attorneys; provided that the Trustee shall not be responsible for any willful misconduct or negligence on the part of any agent appointed and supervised, or attorney appointed, with due care by it hereunder;

                    (h) the Trustee shall not be liable for any action it takes or omits to take in good faith that it reasonably and prudently believes to be authorized or within its rights or powers hereunder;

                    (i) the Trustee shall not be responsible for the accuracy of the books or records of, or for any acts or omissions of, the Depository, any Transfer Agent (other than the Trustee itself acting in that capacity), Clearstream, Luxembourg, Euroclear, any Calculation Agent (other than the Trustee itself acting in that capacity) or any Paying Agent (other than the Trustee itself acting in that capacity);

                    (j) the Trustee shall not be liable for the actions or omissions of the Collateral Manager; and without limiting the foregoing, the Trustee shall not (except to the extent, if at all, otherwise expressly stated in this Indenture) be under any obligation to monitor, evaluate or verify compliance by the Collateral Manager with the terms hereof or the Collateral Management Agreement, or to verify or independently determine the accuracy of information received by it from the Collateral Manager (or from any selling institution, agent bank, trustee or similar source) with respect to the Mortgage Loans;

                    (k) to the extent any defined term hereunder, or any calculation required to be made or determined by the Trustee hereunder, is dependent upon or defined by reference to generally accepted accounting principles in the United States in effect from time to time (“GAAP”), the Trustee shall be entitled to request and receive (and rely upon) instruction from the Issuer or the accountants appointed pursuant to Section 10.14 as to the application of GAAP in such connection, in any instance;

                    (l) the Trustee shall not have any responsibility to the Issuer or the Secured Parties hereunder to make any inquiry or investigation as to, and shall have no obligation in respect of, the terms of any engagement of Independent accountants by the Issuer (or the Collateral Manager on behalf of the Issuer); provided, however, that the Trustee shall be authorized, upon receipt of an Issuer Order directing the same, to execute any acknowledgement or other agreement with the Independent accountants required for the Trustee to receive any of the reports or instructions provided for herein, which acknowledgement or agreement may include, among other things, (i) acknowledgement that the Issuer has agreed that the “agreed upon procedures” between the Issuer and the Independent accountants are sufficient for its purposes, (ii) releases by the Trustee (on behalf of itself and the Holders) of claims and acknowledgement of other limitation of liability in favor of the Independent accounts, and (iii) restrictions or prohibitions on the disclosure of information or documents provided to it by such firm of Independent accounts (including to the Holders). Notwithstanding the foregoing, in no event shall the Trustee be required to execute any agreement in respect of the Independent accountants that the Trustee determines adversely affects it in its individual capacity;

                    (m) the Trustee, in each of its capacities in which it serves hereunder, including without limitation as Paying Agent, Calculation Agent, Custodian, Transfer Agent, Custodial Securities Intermediary, Backup Advancing Agent and Notes Registrar, shall be entitled to all of the same rights, protections, immunities and indemnities afforded to it as Trustee;

                    (n) in determining any affiliations of Noteholders with any party hereto or otherwise, the Trustee shall be entitled to request and conclusively rely on a certification provided by a Noteholder; and

                    (o) the Trustee shall not be responsible for calculating amounts related to original issue discount.

                    Section 6.4 Not Responsible for Recitals or Issuance of Notes.

                    The recitals contained herein and in the Notes, other than the Certificate of Authentication thereon, shall be taken as the statements of the Issuer and the Co-Issuer, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representation as to the validity or sufficiency of this Indenture, the Collateral or the Notes. The Trustee shall not be accountable for the use or application by the Issuer or the Co-Issuer of the Notes or the proceeds thereof or any amounts paid to the Issuer or the Co-Issuer pursuant to the provisions hereof.

                    Section 6.5 May Hold Notes.

                    The Trustee, the Paying Agent, the Notes Registrar or any other agent of the Issuer or the Co-Issuer, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with the Issuer and the Co-Issuer with the same rights it would have if it were not Trustee, Paying Agent, Notes Registrar or such other agent.

                    Section 6.6 Amounts Held in Trust.

                    Amounts held by the Trustee hereunder shall be held in trust to the extent required herein. The Trustee shall be under no liability for interest on any amounts received by it hereunder except as otherwise agreed upon with the Issuer and except to the extent of income or other gain on investments which are deposits in or certificates of deposit of the Trustee in its commercial capacity and income or other gain actually received by the Trustee on Eligible Investments.

                    Section 6.7 Compensation and Reimbursement.

                    (a) The Issuer agrees:

(i) to pay the Trustee on each Payment Date in accordance with the Priority of Payments reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

(ii) except as otherwise expressly provided herein, to reimburse the Trustee (subject to any written agreement between the Issuer and the Trustee) in a timely manner upon its request for all reasonable expenses, disbursements and advances (except as otherwise provided herein with respect to Interest Advances) incurred or made by the Trustee in accordance with any provision of this Indenture (including securities transaction charges to the extent not waived due to the Trustee’s receipt of payments from a financial institution with respect to certain Eligible Investments, as specified by the Collateral Manager and the reasonable compensation and expenses and disbursements of its agents and legal counsel and of any accounting firm or investment banking firm employed by the Trustee as permitted hereunder, except any such expense, disbursement or advance as may be attributable to its negligence, willful misconduct or bad faith);

(iii) to indemnify the Trustee and its Officers, directors, employees and agents for, and to hold them harmless against, any loss, liability or expense incurred without negligence, willful misconduct or bad faith on their part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending themselves against any claim or liability in connection with the exercise or performance of any of their powers or duties hereunder; and

(iv) to pay the Trustee reasonable additional compensation together with its expenses (including reasonable counsel fees) for any collection action taken pursuant to Section 6.13 hereof.

                    (b) The Issuer may remit payment for such fees and expenses to the Trustee or, in the absence thereof, the Trustee may from time to time deduct payment of its fees and expenses hereunder from amounts on deposit in the Payment Account in accordance with the Priority of Payments.

                    (c) The Trustee, in its capacity as Trustee, Paying Agent, Calculation Agent, Transfer Agent, Custodial Securities Intermediary, Backup Advancing Agent and Notes Registrar, hereby agrees not to cause the filing of a petition in bankruptcy against the Issuer, the Co-Issuer or any Permitted Subsidiary until at least one year and one day (or, if longer, the applicable preference period then in effect) after the payment in full of all Notes issued under this Indenture. This provision shall survive termination of this Indenture.

                    (d) The Trustee agrees that the payment of all amounts to which it is entitled pursuant to Sections 6.7(a)(i), (a)(ii), (a)(iii) and (a)(iv) shall be subject to the Priority of Payments, shall be payable only to the extent funds are available in accordance with such Priority of Payments, shall be payable solely from the Collateral and following realization of the Collateral, any such claims of the Trustee against the Issuer, and all obligations of the Issuer, shall be extinguished. The Trustee will have a lien upon the Collateral to secure the payment of such payments to it in accordance with the Priority of Payments; provided that the Trustee shall not institute any proceeding for enforcement of such lien except in connection with an action taken pursuant to Section 5.3 hereof for enforcement of the lien of this Indenture for the benefit of the Noteholders.

                    The Trustee shall receive amounts pursuant to this Section 6.7 and Section 11.1(a) only to the extent that such payment is made in accordance with the Priority of Payments and the failure to pay such amounts to the Trustee will not, by itself, constitute an Event of Default. Subject to Section 6.9, the Trustee shall continue to serve as Trustee under this Indenture notwithstanding the fact that the Trustee shall not have received amounts due to it hereunder; provided that the Trustee shall not be required to expend any funds or incur any expense unless reimbursement therefor is reasonably assured to it. No direction by a Majority of the Controlling Class shall affect the right of the Trustee to collect amounts owed to it under this Indenture.

                    If on any Payment Date when any amount shall be payable to the Trustee pursuant to this Indenture is not paid because there are insufficient funds available for the payment thereof, all or any portion of such amount not so paid shall be deferred and payable on any later Payment Date on which a fee shall be payable and sufficient funds are available therefor in accordance with the Priority of Payments.

                    Section 6.8 Corporate Trustee Required; Eligibility.

                    There shall at all times be a Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States of America or of any State thereof, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least U.S.$200,000,000, subject to supervision or examination by federal or State authority, having a rating of at least “Baa1” by Moody’s (or such other lower rating as may be approved by the Rating Agency from time to time) and having an office within the United States. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 6.8, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 6.8, it shall resign immediately in the manner and with the effect hereinafter specified in this Article 6.

                    Section 6.9 Resignation and Removal; Appointment of Successor.

                    (a) No resignation or removal of the Trustee shall impair such Trustee’s right or entitlement to indemnities and to fees earned prior to such resignation or removal and no appointment of a successor Trustee pursuant to this Article 6 shall become effective until the acceptance of appointment by the successor Trustee under Section 6.10.

                    (b) The Trustee may resign at any time by giving written notice thereof to the Issuer, the Co-Issuer, the Collateral Manager, the Noteholders and the Rating Agency. Upon receiving such notice of resignation, the Issuer and the Co-Issuer shall promptly appoint a successor trustee or trustees by written instrument, in duplicate, executed by an Authorized Officer of the Issuer and an Authorized Officer of the Co-Issuer, one copy of which shall be delivered to the Trustee so resigning and one copy to the successor Trustee or Trustees, together with a copy to each Noteholder and the Collateral Manager; provided that such successor Trustee shall be appointed only upon the written consent of a Majority of the Notes (or if there are no Notes Outstanding, a Majority of Preferred Shareholders) or, at any time when an Event of Default shall have occurred and be continuing or when a successor Trustee has been appointed pursuant to Section 6.10, by Act of a Majority of the Controlling Class. If no successor Trustee shall have been appointed and an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee, the Controlling Class of Notes or any Holder of a Note, on behalf of himself and all others similarly situated, may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                    (c) The Trustee may be removed (i) at any time by Act of at least 66-⅔% of the Notes (or if there are no Notes Outstanding, a Majority of Preferred Shareholders) or (ii) at any time when an Event of Default shall have occurred and be continuing or when a successor Trustee has been appointed pursuant to Section 6.10, by Act of a Majority of the Controlling Class, in each case, upon written notice delivered to the Trustee and to the parties hereto.

                    (d) If at any time:

              (i) the Trustee shall cease to be eligible under Section 6.8 and shall fail to resign after written request therefor by the Issuer, the Co-Issuer, or by any Holder; or

              (ii) the Trustee shall become incapable of acting or there shall be instituted any proceeding pursuant to which it could be adjudged as bankrupt or insolvent or a receiver or liquidator of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case (subject to Section 6.9(a)), (a) the Issuer or the Co-Issuer, by Issuer Order, may remove the Trustee or (b) subject to Section 5.15, a Majority of the Controlling Class or any Holder may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

                    (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of the Trustee for any reason, the Issuer and the Co-Issuer, by Issuer Order, subject to the written consent of the Collateral Manager, shall promptly appoint a successor Trustee. If the Issuer and the Co-Issuer shall fail to appoint a successor Trustee within 60 days after such resignation, removal or incapability or the occurrence of such vacancy, a successor Trustee may be appointed by Act of a Majority of the Controlling Class delivered to the Issuer, the Co-Issuer, the Collateral Manager and the retiring Trustee. The successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede any successor Trustee proposed by the Issuer and the Co-Issuer. If no successor Trustee shall have been so appointed by the Issuer and the Co-Issuer or a Majority of the Controlling Class and shall have accepted appointment in the manner hereinafter provided, subject to Section 5.15, the Controlling Class or any Holder may, on behalf of itself or himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

                    (f) The Issuer and the Co-Issuer shall give prompt notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee by mailing written notice of such event by first class mail, postage prepaid, to the Rating Agency, the Preferred Shares Paying Agent, the Collateral Manager and to the Holders of the Notes as their names and addresses appear in the Notes Register. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office. If the Issuer or the Co-Issuer fail to mail such notice within ten days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be given at the expense of the Issuer or the Co-Issuer, as the case may be.

                    (g) The resignation or removal of the Trustee in any capacity in which it is serving hereunder, including Paying Agent, Calculation Agent, Transfer Agent, Custodial Securities Intermediary, Custodian, Backup Advancing Agent and Notes Registrar, shall be deemed a resignation or removal, as applicable, in each of the capacities in which it serves.

                    Section 6.10 Acceptance of Appointment by Successor.

                    Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Issuer, the Co-Issuer, the Collateral Manager, the CLO Servicer and the retiring Trustee an instrument accepting such appointment. Upon delivery of the required instruments, the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts, duties and obligations of the retiring Trustee; but, on request of the Issuer and the Co-Issuer or a Majority of the Controlling Class or the Collateral Manager or the successor Trustee, such retiring Trustee shall, upon payment of its charges then unpaid, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and amounts held by such retiring Trustee hereunder, subject nevertheless to its lien, if any, provided for in Section 6.7(d). Upon request of any such successor Trustee, the Issuer and the Co-Issuer shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

                    No successor Trustee shall accept its appointment unless (a) at the time of such acceptance such successor shall be qualified and eligible under this Article 6, (b) such successor shall have long term debt rated within the four highest rating categories by the Rating Agency, and (c) the Rating Agency Condition is satisfied.

                    Section 6.11 Merger, Conversion, Consolidation or Succession to Business of Trustee.

                    Any corporation or banking association into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation or banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or banking association succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder; provided such corporation or banking association shall be otherwise qualified and eligible under this Article 6, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any of the Notes have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Notes so authenticated with the same effect as if such successor Trustee had itself authenticated such Notes.

                    Section 6.12 Co-Trustees and Separate Trustee.

                    At any time or times, including for the purpose of meeting the legal requirements of any jurisdiction in which any part of the Collateral may at the time be located, the Issuer, the Co-Issuer and the Trustee shall have power to appoint, one or more Persons to act as co-trustee jointly with the Trustee of all or any part of the Collateral, with the power to file such proofs of claim and take such other actions pursuant to Section 5.6 herein and to make such claims and enforce such rights of action on behalf of the Holders of the Notes as such Holders themselves may have the right to do, subject to the other provisions of this Section 6.12.

                    Each of the Issuer and the Co-Issuer shall join with the Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to appoint a co-trustee. If the Issuer and the Co-Issuer do not both join in such appointment within 15 days after the receipt by them of a request to do so, the Trustee shall have power to make such appointment.

                    Should any written instrument from the Issuer or the Co-Issuer be required by any co-trustee, so appointed, more fully confirming to such co-trustee such property, title, right or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Issuer or the Co-Issuer, as the case may be. The Issuer agrees to pay (but only from and to the extent of the Collateral) to the extent funds are available therefor under the Priority of Payments, for any reasonable fees and expenses in connection with such appointment.

                    Every co-trustee, shall, to the extent permitted by law, but to such extent only, be appointed subject to the following terms:

                    (a) all rights, powers, duties and obligations hereunder in respect of the custody of securities, Cash and other personal property held by, or required to be deposited or pledged with, the Trustee hereunder, shall be exercised solely by the Trustee;

                    (b) the rights, powers, duties and obligations hereby conferred or imposed upon the Trustee in respect of any property covered by the appointment of a co-trustee shall be conferred or imposed upon and exercised or performed by the Trustee or by the Trustee and such co-trustee jointly in the case of the appointment of a co-trustee as shall be provided in the instrument appointing such co-trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by a co-trustee;

                    (c) the Trustee at any time, by an instrument in writing executed by it, with the concurrence of the Issuer and the Co-Issuer evidenced by an Issuer Order, may accept the resignation of, or remove, any co-trustee appointed under this Section 6.12, and in case an Event of Default has occurred and is continuing, the Trustee shall have the power to accept the resignation of, or remove, any such co-trustee without the concurrence of the Issuer or the Co-Issuer. A successor to any co-trustee so resigned or removed may be appointed in the manner provided in this Section 6.12;

                    (d) no co-trustee hereunder shall be personally liable by reason of any act or omission of the Trustee hereunder and any co-trustee hereunder shall be entitled to all the privileges, rights and immunities under Article 6 hereof, as if it were the named trustee hereunder;

                    (e) the Trustee shall not be liable by reason of any act or omission of a co-trustee; and

                    (f) any Act of Securityholders delivered to the Trustee shall be deemed to have been delivered to each co-trustee.

                    Section 6.13 Certain Duties of Trustee Related to Delayed Payment of Proceeds.

                    In the event that in any month the Trustee shall not have received a Scheduled Distribution, (a) the Trustee shall promptly notify the Issuer and the Collateral Manager in writing and (b) unless within three Business Days (or the end of the applicable grace period for such payment, if longer) after such notice such payment shall have been received by the Trustee, or the Issuer, in its absolute discretion (but only to the extent permitted by Section 10.2(a)), shall have made provision for such payment satisfactory to the Trustee in accordance with Section 10.2(a), the Trustee shall request the obligor of such Collateral, the trustee under the related Loan Document or paying agent designated by either of them, as the case may be, to make such payment as soon as practicable after such request but in no event later than three Business Days after the date of such request. In the event that such payment is not made within such time period, the Trustee, subject to the provisions of Section 6.1(d)(iv), shall take such action as the Collateral Manager reasonably shall direct in writing. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture. In the event that the Issuer or the Collateral Manager requests a release of Collateral in connection with any such action under the Collateral Management Agreement, such release shall be subject to Section 10.13 and Article 12 of this Indenture, as the case may be. Notwithstanding any other provision hereof, the Trustee shall deliver to the Issuer or its designee any payment with respect to any Collateral received after the Due Date thereof to the extent the Issuer previously made provisions for such payment satisfactory to the Trustee in accordance with this Section 6.13 and such payment shall not be deemed part of the Collateral.

                    Section 6.14 Representations and Warranties of the Trustee.

                    The Trustee represents and warrants that:

                    (a) the Trustee is a national banking association with trust powers, duly and validly existing under the laws of the United States of America, with corporate power and authority to execute, deliver and perform its obligations under this Indenture, and is duly eligible and qualified to act as trustee under this Indenture;

                    (b) this Indenture has been duly authorized, executed and delivered by the Trustee and constitutes the valid and binding obligation of the Trustee, enforceable against it in accordance with its terms except (i) as limited by bankruptcy, fraudulent conveyance, fraudulent transfer, insolvency, reorganization, liquidation, receivership, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally and by general equitable principles, regardless of whether considered in a proceeding in equity or at law, and (ii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought;

                    (c) neither the execution or delivery by the Trustee of this Indenture nor the performance by the Trustee of its obligations under this Indenture requires the consent or approval of, the giving of notice to or the registration or filing with, any governmental authority or agency under any existing law of the United States of America governing the banking or trust powers of the Trustee;

                    (d) neither the execution, delivery and performance of this Indenture, nor the consummation of the transactions contemplated by this Indenture, (i) is prohibited by, or requires the Trustee to obtain any consent, authorization, approval or registration under, any law, statute, rule, regulation, or any judgment, order, writ, injunction or decree that is binding upon the Trustee or any of its properties or assets, except to the extent already obtained, (ii) will violate the provisions of the Governing Documents of the Trustee or (iii) will violate any provision of, result in any default or acceleration of any obligations under, result in the creation or imposition of any lien pursuant to, or require any consent under, any material agreement to which the Trustee is a party or by which it or any of its property is bound, the violation of which would have a material adverse effect on the Trustee or its property; and

                    (e) there are no proceedings pending or, to the best knowledge of the Trustee, threatened against the Trustee before any Federal, state or other governmental agency, authority, administrator or regulatory body, arbitrator, court or other tribunal, foreign or domestic, which could have a material adverse effect on the Collateral or the performance by the Trustee of its obligations under this Indenture.

                    Section 6.15 Requests for Consents.

                    In the event that the Trustee receives written notice of any proposed amendment, consent or waiver under the Loan Documents of any Mortgage Loan (before or after any default) or in the event any action is required to be taken in respect to a Loan Document, the Trustee shall promptly forward such notice to the Issuer and the Collateral Manager. The Collateral Manager may, on behalf of the Issuer, give consent, grant a waiver, vote or exercise any or all other rights or remedies with respect to any such Mortgage Loan in accordance with an Issuer Order.

                    Section 6.16 Withholding.

                    (a) If any amount is required to be deducted or withheld from any payment to any Noteholder (including any amount required to be deducted or withheld under FATCA), such amount shall reduce the amount otherwise distributable to such Noteholder. The Trustee is hereby authorized to withhold or deduct from amounts otherwise distributable to any Noteholder sufficient funds for the payment of any tax that is legally required to be withheld or deducted (but such authorization shall not prevent the Trustee from contesting any such tax in appropriate proceedings and legally withholding payment of such tax, pending the outcome of such proceedings). The amount of any withholding tax imposed with respect to any Noteholder shall be treated as Cash distributed to such Noteholder at the time it is deducted or withheld by the Issuer or the Trustee, as applicable, and remitted to the appropriate taxing authority. If there is a possibility that withholding tax is payable with respect to a distribution, the Trustee may in its sole discretion withhold such amounts in accordance with this Section 6.16. If any Noteholder wishes to apply for a refund of any such withholding tax, the Trustee shall reasonably cooperate with such Noteholder in making such claim so long as such Noteholder agrees to reimburse the Trustee for any out-of-pocket expenses incurred. The Issuer and the Co-Issuer agree to timely provide to the Trustee accurate and complete copies of all documentation received from Noteholders pursuant to Sections 2.7(f) and 2.11(c) of this Indenture; provided, however, that nothing herein shall impose an obligation on the part of the Trustee to determine the amount of any tax or withholding obligation on the part of the Issuer or in respect of the Notes.

                    (b) For the avoidance of doubt, and consistent with Issuer’s obligations under Section 7.5(c) of this Indenture with regard to ensuring FATCA compliance, if requested by the Issuer, the Trustee shall reasonably cooperate with Issuer, at Issuer’s sole written direction and expense, to permit Issuer to fulfill its obligations under FATCA; provided however, the Trustee shall have no independent obligation to cause or maintain Issuer’s compliance with FATCA and shall have no liability for any withholding on payments to Issuer as a result of Issuer’s failure to achieve or maintain FATCA compliance.

ARTICLE 7

COVENANTS

                    Section 7.1 Payment of Principal and Interest.

                    The Issuer and the Co-Issuer shall duly and punctually pay the principal of and interest on each Class of Notes in accordance with the terms of such Notes and this Indenture. Amounts properly withheld under the Code or other applicable law by any Person from a payment to any Noteholder of interest and/or principal shall be considered as having been paid by the Issuer and the Co-Issuer, and, with respect to the Preferred Shares, by the Issuer, to such Preferred Shareholder for all purposes of this Indenture.

                    The Trustee shall, unless prevented from doing so for reasons beyond its reasonable control, give notice to each Securityholder of any such withholding requirement no later than ten days prior to the related Payment Date from which amounts are required (as directed by the Issuer (or the Collateral Manager on behalf of the Issuer)) to be withheld, provided that, despite the failure of the Trustee to give such notice, amounts withheld pursuant to applicable tax laws shall be considered as having been paid by the Issuer and the Co-Issuer, as provided above.

                    Section 7.2 Maintenance of Office or Agency.

                    The Issuer and the Co-Issuer hereby appoint the Trustee as a Paying Agent for the payment of principal of and interest on the Notes and where Notes may be surrendered for registration of transfer or exchange and the Issuer and the Co-Issuer hereby appoint CT Corporation System, 111 Eighth Avenue, 13th Floor, New York, New York 10011, as their agent where notices and demands to or upon the Co-Issuer in respect of the Notes or this Indenture, or the Issuer in respect of the Notes or this Indenture, may be served.

                    The Issuer or the Co-Issuer may at any time and from time to time vary or terminate the appointment of any such agent or appoint any additional agents for any or all of such purposes; provided, however, that the Issuer and the Co-Issuer, if applicable, will maintain in the Borough of Manhattan, The City of New York, an office or agency where notices and demands to or upon the Issuer and the Co-Issuer in respect of the Notes and this Indenture may be served, and, subject to any laws or regulations applicable thereto, an office or agency outside of the United States where Notes may be presented and surrendered for payment; provided, further, that no paying agent shall be appointed in a jurisdiction which subjects payments on the Notes to withholding tax. The Issuer or the Co-Issuer, as the case may be, shall give prompt written notice to the Trustee, the Rating Agency and the Noteholders of the appointment or termination of any such agent and of the location and any change in the location of any such office or agency.

                    If at any time the Issuer and the Co-Issuer, if applicable, shall fail to maintain any such required office or agency in the Borough of Manhattan, The City of New York, or outside the United States, or shall fail to furnish the Trustee with the address thereof, presentations and surrenders may be made (subject to the limitations described in the preceding paragraph) at and notices and demands may be served on the Issuer and the Co-Issuer, and Notes may be presented and surrendered for payment to the appropriate Paying Agent at its main office and the Issuer and the Co-Issuer hereby appoint the same as their agent to receive such respective presentations, surrenders, notices and demands.

                    Section 7.3 Amounts for Note Payments to be Held in Trust.

                    (a) All payments of amounts due and payable with respect to any Notes that are to be made from amounts withdrawn from the Payment Account shall be made on behalf of the Issuer and the Co-Issuer by the Trustee or a Paying Agent (in each case, from and to the extent of available funds in the Payment Account and subject to the Priority of Payments) with respect to payments on the Notes.

                    When the Paying Agent is not also the Notes Registrar, the Issuer and the Co-Issuer shall furnish, or cause the Notes Registrar to furnish, no later than the fifth calendar day after each Record Date a list, if necessary, in such form as such Paying Agent may reasonably request, of the names and addresses of the Holders of Notes and of the certificate numbers of individual Notes held by each such Holder, together with wiring instructions, contact information, and such other information reasonably required by the Paying Agent.

                    Whenever the Paying Agent is not also the Trustee, the Issuer, the Co-Issuer, and such Paying Agent shall, on or before the Business Day next preceding each Payment Date or Redemption Date, as the case may be, direct the Trustee to deposit on such Payment Date with such Paying Agent, if necessary, an aggregate sum sufficient to pay the amounts then becoming due pursuant to the terms of this Indenture (to the extent funds are then available for such purpose in the Payment Account, and subject to the Priority of Payments), such sum to be held for the benefit of the Persons entitled thereto and (unless such Paying Agent is the Trustee) the Issuer and the Co-Issuer shall promptly notify the Trustee of its action or failure so to act. Any amounts deposited with a Paying Agent (other than the Trustee) in excess of an amount sufficient to pay the amounts then becoming due on the Notes with respect to which such deposit was made shall be paid over by such Paying Agent to the Trustee for application in accordance with Article 11. Any such Paying Agent shall be deemed to agree by assuming such role not to cause the filing of a petition in bankruptcy against the Issuer, the Co-Issuer or any Permitted Subsidiary for the non-payment to the Paying Agent of any amounts payable thereto until at least one year and one day (or, if longer, the applicable preference period then in effect) after the payment in full of all Notes issued under this Indenture.

                    The initial Paying Agent shall be as set forth in Section 7.2. Any additional or successor Paying Agents shall be appointed by Issuer Order of the Issuer and Issuer Order of the Co-Issuer and at the sole cost and expense (including such Paying Agent’s fees) of the Issuer and the Co-Issuer with written notice thereof to the Trustee; provided, however, that so long as any Class of the Notes are rated by a Rating Agency and with respect to any additional or successor Paying Agent for the Notes, either (i) such Paying Agent has a long-term debt rating of “Aa3” or higher by Moody’s, “AA-”or higher by Fitch and “AA-” or higher by S&P or a short-term debt rating of “P-1” by Moody’s, “F1+” by Fitch and “A-1+” by S&P or (ii) the Rating Agency confirms that employing such Paying Agent shall not adversely affect the then-current ratings of the Notes. In the event that such successor Paying Agent ceases to have a long-term debt rating of “Aa3” or higher by Moody’s, “AA-”or higher by Fitch or “AA-” or higher by S&P or a short-term debt rating of at least “P-1” by Moody’s, “F1+” by Fitch and “A-1+” by S&P, the Issuer and the Co-Issuer shall promptly remove such Paying Agent and appoint a successor Paying Agent. The Issuer and the Co-Issuer shall not appoint any Paying Agent that is not, at the time of such appointment, a depository institution or trust company subject to supervision and examination by federal and/or state and/or national banking authorities. The Issuer and the Co-Issuer shall cause the Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee (and if the Trustee acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section 7.3, that such Paying Agent will:

                    (a) allocate all sums received for payment to the Holders of Notes for which it acts as Paying Agent on each Payment Date and Redemption Date among such Holders in the proportion specified in the applicable report or Redemption Date Statement, as the case may be, in each case to the extent permitted by applicable law;

                    (b) hold all sums held by it for the payment of amounts due with respect to the Notes for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

                    (c) if such Paying Agent is not the Trustee, immediately resign as a Paying Agent and forthwith pay to the Trustee all sums held by it for the payment of Notes if at any time it ceases to meet the standards set forth above required to be met by a Paying Agent at the time of its appointment;

                    (d) if such Paying Agent is not the Trustee, immediately give the Trustee notice of any Default by the Issuer or the Co-Issuer (or any other obligor upon the Notes) in the making of any payment required to be made; and

                    (e) if such Paying Agent is not the Trustee at any time during the continuance of any such Default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held by such Paying Agent.

                    The Issuer or the Co-Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Issuer Order direct the Paying Agent to pay, to the Trustee all sums held by the Issuer or the Co-Issuer or held by the Paying Agent for payment of the Notes, such sums to be held by the Trustee in trust for the same Noteholders as those upon which such sums were held by the Issuer, the Co-Issuer or the Paying Agent; and, upon such payment by the Paying Agent to the Trustee, the Paying Agent shall be released from all further liability with respect to such amounts.

                    Except as otherwise required by applicable law, any amounts deposited with the Trustee in trust or deposited with the Paying Agent for the payment of the principal of or interest on any Note and remaining unclaimed for two years after such principal or interest has become due and payable shall be paid to the Issuer; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment of such amounts and all liability of the Trustee or the Paying Agent with respect to such amounts (but only to the extent of the amounts so paid to the Issuer or the Co-Issuer, as applicable) shall thereupon cease. The Trustee or the Paying Agent, before being required to make any such release of payment, may, but shall not be required to, adopt and employ, at the expense of the Issuer or the Co-Issuer, as the case may be, any reasonable means of notification of such release of payment, including, but not limited to, mailing notice of such release to Holders whose Notes have been called but have not been surrendered for redemption or whose right to or interest in amounts due and payable but not claimed is determinable from the records of the Paying Agent, at the last address of record of each such Holder.

                    Section 7.4 Existence of the Issuer and Co-Issuer.

                    (a) So long as any Note is Outstanding, the Issuer shall, to the maximum extent permitted by applicable law, maintain in full force and effect its existence and rights as an exempted company incorporated with limited liability under the laws of the Cayman Islands and shall obtain and preserve its qualification to do business as a foreign limited liability company in each jurisdiction in which such qualifications are or shall be necessary to protect the validity and enforceability of this Indenture, the Notes or any of the Collateral; provided that the Issuer shall be entitled to change its jurisdiction of registration from the Cayman Islands to any other jurisdiction reasonably selected by the Issuer so long as (i) such change is not disadvantageous in any material respect to the Holders of the Notes or the Preferred Shares, (ii) written notice of such change shall have been given by the Trustee to the Holders of the Notes or Preferred Shares, the Preferred Shares Paying Agent and the Rating Agency 15 Business Days prior to such change and (iii) on or prior to the 15th Business Day following such notice the Trustee shall not have received written notice from a Majority of the Controlling Class or a Majority of Preferred Shareholders objecting to such change. So long as any Note is Outstanding, the Issuer will maintain at all times at least one director who is Independent of the Collateral Manager and its Affiliates.

                    (b) So long as any Note is Outstanding, the Co-Issuer shall maintain in full force and effect its existence and rights as a limited liability company organized under the laws of Delaware and shall obtain and preserve its qualification to do business as a foreign limited liability company in each jurisdiction in which such qualifications are or shall be necessary to protect the validity and enforceability of this Indenture or the Notes; provided, however, that the Co-Issuer shall be entitled to change its jurisdiction of formation from Delaware to any other jurisdiction reasonably selected by the Co-Issuer so long as (i) such change is not disadvantageous in any material respect to the Holders of the Notes, (ii) written notice of such change shall have been given by the Trustee to the Holders of the Notes and the Rating Agency 15 Business Days prior to such change and (iii) on or prior to the 15th Business Day following such notice the Trustee shall not have received written notice from a Majority of the Controlling Class objecting to such change. So long as any Note is Outstanding, the Co-Issuer shall maintain at all times at least one manager who is Independent of the Collateral Manager and its Affiliates.

                    (c) So long as any Note is Outstanding, the Issuer shall ensure that all corporate or other formalities regarding its existence are followed (including correcting any known misunderstanding regarding its separate existence). So long as any Note is Outstanding, the Issuer shall not take any action or conduct its affairs in a manner that is likely to result in its separate existence being ignored or its assets and liabilities being substantively consolidated with any other Person in a bankruptcy, reorganization or other insolvency proceeding. So long as any Note is Outstanding, the Issuer shall maintain and implement administrative and operating procedures reasonably necessary in the performance of the Issuer’s obligations hereunder, and the Issuer shall at all times keep and maintain, or cause to be kept and maintained, separate books, records, accounts and other information customarily maintained for the performance of the Issuer’s obligations hereunder. Without limiting the foregoing, so long as any Note is Outstanding, (i) the Issuer shall (A) pay its own liabilities only out of its own funds and (B) use separate stationery, invoices and checks, (C) hold itself out and identify itself as a separate and distinct entity under its own name and (ii) the Issuer shall not (A) have any subsidiaries (other than a Permitted Subsidiary and, in the case of the Issuer, the Co-Issuer), (B) have any employees (other than its directors), (C) engage in any transaction with any shareholder that is not permitted under the terms of the Collateral Management Agreement, (D) pay dividends other than in accordance with the terms of this Indenture, its governing documents and the Preferred Share Paying Agency Agreement, (E) conduct business under an assumed name (i.e., no “DBAs”), (F) commingle its funds or assets with those of any other Person, or (G) enter into any contract or agreement with any of its Affiliates, except upon terms and conditions that are commercially reasonable and substantially similar to those available in arm’s-length transactions; provided that the foregoing shall not prohibit the Issuer from entering into the transactions contemplated by the Company Administration Agreement with the Company Administrator, the Preferred Share Paying Agency Agreement with the Share Registrar and any other agreement contemplated or permitted by the Collateral Management Agreement or this Indenture.

                    (d) So long as any Note is Outstanding, the Co-Issuer shall ensure that all limited liability company or other formalities regarding its existence are followed, as well as correcting any known misunderstanding regarding its separate existence. The Co-Issuer shall not take any action or conduct its affairs in a manner, that is likely to result in its separate existence being ignored or its assets and liabilities being substantively consolidated with any other Person in a bankruptcy, reorganization or other insolvency proceeding. The Co-Issuer shall maintain and implement administrative and operating procedures reasonably necessary in the performance of the Co-Issuer’s obligations hereunder, and the Co-Issuer shall at all times keep and maintain, or cause to be kept and maintained, books, records, accounts and other information customarily maintained for the performance of the Co-Issuer’s obligations hereunder. Without limiting the foregoing, the Co-Issuer shall not (A) have any subsidiaries, (B) have any employees (other than its managers), (C) join in any transaction with any member that is not permitted under the terms of the Collateral Management Agreement, (D) pay dividends other than in accordance with the terms of this Indenture, (E) commingle its funds or assets with those of any other Person, or (F) enter into any contract or agreement with any of its Affiliates, except upon terms and conditions that are commercially reasonable and substantially similar to those available in arm’s-length transactions with an unrelated party.

                    Section 7.5 Protection of Collateral.

                    (a) The Trustee, on behalf of the Issuer, pursuant to any Opinion of Counsel received pursuant to Section 7.5(d) shall execute and deliver all such Financing Statements, continuation statements, instruments of further assurance and other instruments, and shall take such other action as may be necessary or advisable or desirable to secure the rights and remedies of the Holders and to:

                    (i) Grant more effectively all or any portion of the Collateral;

                    (ii) maintain or preserve the lien (and the priority thereof) of this Indenture or to carry out more effectively the purposes hereof;

                    (iii) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture (including, without limitation, any and all actions necessary or desirable as a result of changes in law or regulations);

                    (iv) enforce any of the Collateral or other instruments or property included in the Collateral;

                    (v) preserve and defend title to the Collateral and the rights of the Trustee, the Holders of the Notes in the Collateral against the claims of all persons and parties; and

                    (vi) pursuant to Sections 11.1(a)(i)(1) and 11.1(a)(ii)(1), pay or cause to be paid any and all taxes levied or assessed upon all or any part of the Collateral.

                    The Issuer hereby designates the Trustee as its agent and attorney-in-fact to execute any Financing Statement, continuation statement or other instrument required pursuant to this Section 7.5. The Trustee agrees that it will from time to time execute and cause to be filed Financing Statements and continuation statements (it being understood that the Trustee shall be entitled to rely upon an Opinion of Counsel described in Section 7.5(d), at the expense of the Issuer, as to the need to file such Financing Statements and continuation statements, the dates by which such filings are required to be made and the jurisdictions in which such filings are required to be made).

                    (b) The Trustee shall not (except in accordance with Section 10.13(a), (b) or (c) and except for payments, deliveries and distributions otherwise expressly permitted under this Indenture) (i) remove any portion of the Collateral that consists of Cash or is evidenced by an instrument, certificate or other writing (A) from the jurisdiction in which it was held at the date as described in the Opinion of Counsel delivered at the Closing Date pursuant to Section 3.1(d) or (B) from the possession of the Person who held it on such date or (ii) cause or permit the Custodial Account or the Custodian to be located in a different jurisdiction from the jurisdiction in which such securities accounts and Custodial Securities Intermediary were located on the Closing Date, unless the Trustee shall have first received an Opinion of Counsel to the effect that the lien and security interest created by this Indenture with respect to such property will continue to be maintained after giving effect to such action or actions.

                    (c) The Issuer shall (i) pay or cause to be paid taxes, if any, levied on account of the beneficial ownership by the Issuer of any Collateral that secure the Notes and timely file all tax returns and information statements as required, (ii) upon receipt of a request by a Noteholder for information relating to original issue discount that is applicable to such Noteholder, forward such request to the Collateral Manager who shall cause its Independent accountants to provide promptly to the Issuer and such requesting Noteholder all of such information, and (iii) if required to prevent the withholding or imposition of United States income tax, deliver or cause to be delivered a United States IRS Form W-9 (or the applicable IRS Form W-8, if appropriate) or successor applicable form, to each borrower, counterparty or paying agent with respect to (as applicable) an item included in the Collateral at the time such item is purchased or entered into and thereafter prior to the expiration or obsolescence of such form.

                    (d) For so long as the Notes are Outstanding, (i) on or before the five-year anniversary of the Closing Date and (ii) every 60 months after such date, the Issuer (or the Collateral Manager on behalf of the Issuer) shall deliver to the Trustee for the benefit of the Trustee, the Collateral Manager and the Rating Agency, at the expense of the Issuer, an Opinion of Counsel stating what is required, in the opinion of such counsel, as of the date of such opinion, to maintain the lien and security interest created by this Indenture with respect to the Collateral, and confirming the matters set forth in the Opinion of Counsel, furnished pursuant to Section 3.1(d), with regard to the perfection and priority of such security interest (and such Opinion of Counsel may likewise be subject to qualifications and assumptions similar to those set forth in the Opinion of Counsel delivered pursuant to Section 3.1(d)).

                    Section 7.6 Notice of Any Amendments.

                    Each of the Issuer and the Co-Issuer shall give notice to the Rating Agency of, and satisfy the Rating Agency Condition with respect to, any amendments to its Governing Documents.

                    Section 7.7 Performance of Obligations.

                    (a) Each of the Issuer and the Co-Issuer shall not take any action, and will use commercially reasonable efforts not to permit any action to be taken by others, that would release any Person from any of such Person’s covenants or obligations under any instrument included in the Collateral, except in the case of enforcement action taken with respect to any Defaulted Mortgage Loan in accordance with the provisions hereof and as otherwise required hereby.

                    (b) The Issuer or the Co-Issuer may, with the prior written consent of the Majority of the Notes (or if there are no Notes Outstanding, a Majority of Preferred Shareholders), contract with other Persons, including the Collateral Manager or the Trustee, for the performance of actions and obligations to be performed by the Issuer or the Co-Issuer, as the case may be, hereunder by such Persons and the performance of the actions and other obligations with respect to the Collateral of the nature set forth in the Collateral Management Agreement by the Collateral Manager. Notwithstanding any such arrangement, the Issuer or the Co-Issuer, as the case may be, shall remain primarily liable with respect thereto. In the event of such contract, the performance of such actions and obligations by such Persons shall be deemed to be performance of such actions and obligations by the Issuer or the Co-Issuer; and the Issuer or the Co-Issuer shall punctually perform, and use commercially reasonable efforts to cause the Collateral Manager or such other Person to perform, all of their obligations and agreements contained in the Collateral Management Agreement or such other agreement.

                    (c) Unless the Rating Agency Condition is satisfied with respect thereto, the Issuer shall maintain the Servicing Agreement in full force and effect so long as any Notes remain Outstanding and shall not terminate the Servicing Agreement with respect to any Mortgage Loan except upon the sale or other liquidation of such Mortgage Loan in accordance with the terms and conditions of this Indenture.

                    (d) If the Co-Issuers receive a notice from the Rating Agency stating that they are not in compliance with Rule 17g-5, the Co-Issuers shall take such action as mutually agreed between the Co-Issuers and the Rating Agency in order to comply with Rule 17g-5.

                    Section 7.8 Negative Covenants.

                    (a) The Issuer and the Co-Issuer shall not:

(i) sell, assign, participate, transfer, exchange or otherwise dispose of, or pledge, mortgage, hypothecate or otherwise encumber (or permit such to occur or suffer such to exist), any part of the Collateral, except as otherwise expressly permitted by this Indenture or the Collateral Management Agreement;

(ii) claim any credit on, make any deduction from, or dispute the enforceability of, the payment of the principal or interest payable in respect of the Notes (other than amounts required to be paid, deducted or withheld in accordance with any applicable law or regulation of any governmental authority) or assert any claim against any present or future Noteholder by reason of the payment of any taxes levied or assessed upon any part of the Collateral;

(iii) (A) incur or assume or guarantee any indebtedness, other than the Notes and this Indenture and the transactions contemplated hereby; (B) issue any additional class of securities, other than the Notes, the Preferred Shares, the ordinary shares of the Issuer and the limited liability company membership interests of the Co-Issuer; or (C)

issue any additional shares of stock, other than the ordinary shares of the Issuer and the Preferred Shares;

(iv) (A) permit the validity or effectiveness of this Indenture or any Grant hereunder to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to this Indenture or the Notes, except as may be expressly permitted hereby; (B) permit any lien, charge, adverse claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Collateral or any part thereof, any interest therein or the proceeds thereof, except as may be expressly permitted hereby; or (C) take any action that would permit the lien of this Indenture not to constitute a valid first priority security interest in the Collateral, except as may be expressly permitted hereby;

(v) amend the Collateral Management Agreement, except pursuant to the terms thereof;

(vi) amend the Preferred Share Paying Agency Agreement, except pursuant to the terms thereof;

(vii) to the maximum extent permitted by applicable law, dissolve or liquidate in whole or in part, except as permitted hereunder;

(viii) make or incur any capital expenditures, except as reasonably required to perform its functions in accordance with the terms of this Indenture and, in the case of the Issuer, the Preferred Share Paying Agency Agreement;

(ix) become liable in any way, whether directly or by assignment or as a guarantor or other surety, for the obligations of the lessee under any lease, hire any employees or pay any dividends to its shareholders, except with respect to the Preferred Shares in accordance with the Priority of Payments;

(x) maintain any bank accounts other than the Accounts and the bank account in the Cayman Islands in which (inter alia) the proceeds of the Issuer’s issued share capital and the transaction fees paid to the Issuer for agreeing to issue the Securities will be kept;

(xi) conduct business under an assumed name, or change its name without first delivering at least 30 days’ prior written notice to the Trustee, the Noteholders and the Rating Agency and an Opinion of Counsel to the effect that such name change will not adversely affect the security interest hereunder of the Trustee or the Secured Parties;

(xii) take any action that would result in it failing to qualify as a Qualified REIT Subsidiary of the Parent REIT for federal income tax purposes (including, but not limited to, an election to treat the Issuer as a “taxable REIT subsidiary,” as defined in Section 856(l) of the Code), unless (A) based on an Opinion of Counsel of Cadwalader, Wickersham & Taft LLP or another nationally recognized tax counsel experienced in such matters, the Issuer will be treated as a Qualified REIT Subsidiary of a REIT other than the Parent REIT, or (B) based on an Opinion of Counsel of Cadwalader, Wickersham & Taft LLP or another nationally recognized tax counsel experienced in such matters, the Issuer will be treated as a foreign corporation that is not engaged in a trade or business in the United States for U.S. federal income tax purposes;

(xiii) except for any agreements involving the purchase and sale of Mortgage Loans having customary purchase or sale terms and documented with customary loan trading documentation, enter into any agreements unless such agreements contain “non-petition” and “limited recourse” provisions;

(xiv) amend their respective organizational documents without satisfaction of the Rating Agency Condition in connection therewith; or

(xv) with respect to any Mortgage Loan that by its terms permits the conversion from a LIBOR-based interest rate to a fixed interest rate, convert such Mortgage Loan from a LIBOR-based interest rate to a fixed interest rate.

                    (b) Neither the Issuer nor the Trustee shall sell, transfer, exchange or otherwise dispose of Collateral, or enter into or engage in any business with respect to any part of the Collateral, except as expressly permitted or required by this Indenture or the Collateral Management Agreement.

                    (c) The Co-Issuer shall not invest any of its assets in “securities” (as such term is defined in the 1940 Act) and shall keep all of the Co-Issuer’s assets in Cash.

                    (d) For so long as any of the Notes are Outstanding, the Co-Issuer shall not issue any limited liability company membership interests of the Co-Issuer to any Person other than the Parent REIT or a wholly-owned subsidiary of the Parent REIT.

                    (e) The Issuer shall not enter into any material new agreements (other than any Mortgage Loan, Mortgage Loan Purchase Agreement or other agreement (including, without limitation, in connection with the sale of Collateral by the Issuer) contemplated by this Indenture) without the prior written consent of the Holders of a Majority of the Notes (or if there are no Notes Outstanding, a Majority of Preferred Shareholders) and shall provide notice of all new agreements (other than any Mortgage Loan or other agreement specifically contemplated by this Indenture) to the Holders of the Notes. The foregoing notwithstanding, the Issuer may agree to any material new agreements; provided that (i) the Issuer (or the Collateral Manager on behalf of the Issuer) determines that such new agreements would not, upon or after becoming effective, adversely affect the rights or interests of any Class or Classes of Noteholders and (ii) subject to satisfaction of the Rating Agency Condition.

                    (f) As long as any Note is Outstanding, the Parent REIT may not transfer, pledge or hypothecate any retained or acquired Notes, the Preferred Shares or ordinary shares of the Issuer to any other Person (except to an affiliate that is wholly-owned by the Parent REIT and is disregarded for U.S. federal income tax purposes) unless the Issuer receives an opinion of Cadwalader, Wickersham & Taft LLP or another nationally recognized tax counsel experienced in such matters that such transfer, pledge or hypothecation will not cause the Issuer to be treated as a foreign corporation engaged in a trade or business in the United States for federal income tax purposes, or has previously received an opinion of Cadwalader, Wickersham & Taft LLP or another nationally recognized tax counsel experienced in such matters that the Issuer will be treated as a foreign corporation that is not engaged in a trade or business in the United States for federal income tax purposes.

                    Section 7.9 Statement as to Compliance.

                    On or before January 31, in each calendar year, commencing in 2015 or immediately if there has been a Default in the fulfillment of an obligation under this Indenture, the Issuer shall deliver to the Trustee and to the Rating Agency an Officer’s Certificate given on behalf of the Issuer and without personal liability stating, as to each signer thereof, that, since the date of the last certificate or, in the case of the first certificate, the Closing Date, to the best of the knowledge, information and belief of such Officer, the Issuer has fulfilled all of its obligations under this Indenture or, if there has been a Default in the fulfillment of any such obligation, specifying each such Default known to them and the nature and status thereof.

                    Section 7.10 Issuer and Co-Issuer May Consolidate or Merge Only on Certain Terms.

                    (a) The Issuer shall not consolidate or merge with or into any other Person or transfer or convey all or substantially all of its assets to any Person, unless permitted by the Governing Documents and Cayman Islands law and unless:

(i) the Issuer shall be the surviving entity, or the Person (if other than the Issuer) formed by such consolidation or into which the Issuer is merged or to which all or substantially all of the assets of the Issuer are transferred shall be an entity organized and existing under the laws of the Cayman Islands or such other jurisdiction approved by a Majority of each and every Class of the Notes (each voting as a separate Class), and a Majority of Preferred Shareholders; provided that no such approval shall be required in connection with any such transaction undertaken solely to effect a change in the jurisdiction of registration pursuant to Section 7.4 hereof; and provided, further, that the surviving entity shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee and each Noteholder, the due and punctual payment of the principal of and interest on all Notes and other amounts payable hereunder and under the Collateral Management Agreement and the performance and observance of every covenant of this Indenture and the Collateral Management Agreement on the part of the Issuer to be performed or observed, all as provided herein;

(ii) the Rating Agency Condition shall be satisfied;

(iii) if the Issuer is not the surviving entity, the Person formed by such consolidation or into which the Issuer is merged or to which all or substantially all of the assets of the Issuer are transferred shall have agreed with the Trustee (A) to observe the same legal requirements for the recognition of such formed or surviving entity as a legal entity separate and apart from any of its Affiliates as are applicable to the Issuer with respect to its Affiliates and (B) not to consolidate or merge with or into any other Person or transfer or convey all or substantially all of the Collateral or all or substantially all of its assets to any other Person except in accordance with the provisions of this Section 7.10, unless in connection with a sale of the Collateral pursuant to Article 5, Article 9 or Article 12;

(iv) if the Issuer is not the surviving entity, the Person formed by such consolidation or into which the Issuer is merged or to which all or substantially all of the assets of the Issuer are transferred shall have delivered to the Trustee, the Collateral Manager and the Rating Agency an Officer’s Certificate and an Opinion of Counsel each stating that such Person is duly organized, validly existing and in good standing in the jurisdiction in which such Person is organized; that such Person has sufficient power and authority to assume the obligations set forth in Section 7.10(a)(i) above and to execute and deliver an indenture supplemental hereto for the purpose of assuming such obligations; that such Person has duly authorized the execution, delivery and performance of an indenture supplemental hereto for the purpose of assuming such obligations and that such supplemental indenture is a valid, legal and binding obligation of such Person, enforceable in accordance with its terms, subject only to bankruptcy, reorganization, insolvency, moratorium and other laws affecting the enforcement of creditors’ rights generally and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); that, immediately following the event which causes such Person to become the successor to the Issuer, (A) such Person has good and marketable title, free and clear of any lien, security interest or charge, other than the lien and security interest of this Indenture, to the Collateral securing, in the case of a consolidation or merger of the Issuer, all of the Notes or, in the case of any transfer or conveyance of the Collateral securing any of the Notes, such Notes, (B) the Trustee continues to have a valid perfected first priority security interest in the Collateral securing, in the case of a consolidation or merger of the Issuer, all of the Notes, or, in the case of any transfer or conveyance of the Collateral securing any of the Notes, such Notes and (C) such other matters as the Trustee, the Collateral Manager or any Noteholder may reasonably require;

(v) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

(vi) the Issuer shall have delivered to the Trustee, the Preferred Shares Paying Agent, the Collateral Manager and each Noteholder, an Officer’s Certificate and an Opinion of Counsel each stating that such consolidation, merger, transfer or conveyance and such supplemental indenture comply with this Article 7 and that all conditions precedent in this Article 7 provided for relating to such transaction have been complied with;

(vii) the Issuer has received an opinion from Cadwalader, Wickersham & Taft LLP or an opinion of other nationally recognized U.S. tax counsel experienced in such matters that the Issuer or the Person referred to in clause (a) either will (a) be treated as a Qualified REIT Subsidiary or (b) be treated as a foreign corporation not engaged in a U.S. trade or business or otherwise not subject to U.S. federal income tax on a net income tax basis;

(viii) the Issuer has received an opinion from Cadwalader, Wickersham & Taft LLP or an opinion of other nationally recognized U.S. tax counsel experienced in such matters that such action will not adversely affect the tax treatment of the Noteholders as described in the Offering Memorandum under the heading “Certain U.S. Federal Income Tax Considerations” to any material extent; and

(ix) after giving effect to such transaction, the Issuer shall not be required to register as an investment company under the 1940 Act.

                                   (b) The Co-Issuer shall not consolidate or merge with or into any other Person or transfer or convey all or substantially all of its assets to any Person, unless no Notes remain Outstanding or:

(i) the Co-Issuer shall be the surviving entity, or the Person (if other than the Co-Issuer) formed by such consolidation or into which the Co-Issuer is merged or to which all or substantially all of the assets of the Co-Issuer are transferred shall be a company organized and existing under the laws of Delaware or such other jurisdiction approved by a Majority of the Controlling Class; provided that no such approval shall be required in connection with any such transaction undertaken solely to effect a change in the jurisdiction of formation pursuant to Section 7.4; and provided, further, that the surviving entity shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee and each Noteholder, the due and punctual payment of the principal of and interest on all Notes and the performance and observance of every covenant of this Indenture on the part of the Co-Issuer to be performed or observed, all as provided herein;

(ii) the Rating Agency Condition has been satisfied;

(iii) if the Co-Issuer is not the surviving entity, the Person formed by such consolidation or into which the Co-Issuer is merged or to which all or substantially all of the assets of the Co-Issuer are transferred shall have agreed with the Trustee (A) to observe the same legal requirements for the recognition of such formed or surviving entity as a legal entity separate and apart from any of its Affiliates as are applicable to the Co-Issuer with respect to its Affiliates and (B) not to consolidate or merge with or into any other Person or transfer or convey all or substantially all of its assets to any other Person except in accordance with the provisions of this Section 7.10;

(iv) if the Co-Issuer is not the surviving entity, the Person formed by such consolidation or into which the Co-Issuer is merged or to which all or substantially all of the assets of the Co-Issuer are transferred shall have delivered to the Trustee and the Rating Agency an Officer’s Certificate and an Opinion of Counsel each stating that such Person is duly organized, validly existing and in good standing in the jurisdiction in which such Person is organized; that such Person has sufficient power and authority to assume the obligations set forth in Section 7.10(b)(i) above and to execute and deliver an indenture supplemental hereto for the purpose of assuming such obligations; that such Person has duly authorized the execution, delivery and performance of an indenture supplemental hereto for the purpose of assuming such obligations and that such supplemental indenture is a valid, legal and binding obligation of such Person, enforceable in accordance with its terms, subject only to bankruptcy, reorganization, insolvency, moratorium and other laws affecting the enforcement of creditors’ rights generally and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); such other matters as the Trustee or any Noteholder may reasonably require;

(v) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

(vi) the Co-Issuer shall have delivered to the Trustee, the Preferred Shares Paying Agent and each Noteholder an Officer’s Certificate and an Opinion of Counsel each stating that such consolidation, merger, transfer or conveyance and such supplemental indenture comply with this Article 7 and that all conditions precedent in this Article 7 provided for relating to such transaction have been complied with and that no adverse tax consequences will result therefrom to the Holders of the Notes or the Preferred Shareholders; and

(vii) after giving effect to such transaction, the Co-Issuer shall not be required to register as an investment company under the 1940 Act.

                                  Section 7.11 Successor Substituted.

                    Upon any consolidation or merger, or transfer or conveyance of all or substantially all of the assets of the Issuer or the Co-Issuer, in accordance with Section 7.10 hereof, the Person formed by or surviving such consolidation or merger (if other than the Issuer or the Co-Issuer), or the Person to which such consolidation, merger, transfer or conveyance is made, shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer or the Co-Issuer, as the case may be, under this Indenture with the same effect as if such Person had been named as the Issuer or the Co-Issuer, as the case may be, herein. In the event of any such consolidation, merger, transfer or conveyance, the Person named as the “Issuer” or the “Co-Issuer” in the first paragraph of this Indenture or any successor which shall theretofore have become such in the manner prescribed in this Article 7 may be dissolved, wound-up and liquidated at any time thereafter, and such Person thereafter shall be released from its liabilities as obligor and maker on all the Notes and from its obligations under this Indenture.

                    Section 7.12 No Other Business.

                    The Issuer shall not engage in any business or activity other than issuing and selling the Notes pursuant to this Indenture and any supplements thereto, issuing its ordinary shares and issuing and selling the Preferred Shares in accordance with its Governing Documents, the Collateral Management Agreement, and acquiring, owning, holding, disposing of and pledging the Collateral in connection with the Notes and such other activities which are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith. The Co-Issuer shall not engage in any business or activity other than issuing and selling the Notes pursuant to this Indenture and any supplements thereto and such other activities which are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith.

                    Section 7.13 Reporting.

                    At any time when the Issuer and/or the Co-Issuer is not subject to Section 13 or 15(d) of the Exchange Act and is not exempt from reporting pursuant to Rule 12g3-2(b) under the Exchange Act, upon the request of a Holder or beneficial owner of a Note, the Issuer and/or the Co-Issuer shall promptly furnish or cause to be furnished “Rule 144A Information” (as defined below) to such Holder or beneficial owner, to a prospective purchaser of such Note designated by such Holder or beneficial owner or to the Trustee for delivery to such Holder or beneficial owner or a prospective purchaser designated by such Holder or beneficial owner, as the case may be, in order to permit compliance by such Holder or beneficial owner with Rule 144A under the Securities Act in connection with the resale of such Note by such Holder or beneficial owner. “Rule 144A Information” shall be such information as is specified pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto). The Trustee shall reasonably cooperate with the Issuer and/or the Co-Issuer in mailing or otherwise distributing (at the Issuer’s expense) to such Noteholders or prospective purchasers, at and pursuant to the Issuer’s and/or the Co-Issuer’s written direction the foregoing materials prepared by or on behalf of the Issuer and/or the Co-Issuer; provided, however, that the Trustee shall be entitled to prepare and affix thereto or enclose therewith reasonable disclaimers to the effect that such Rule 144A Information was not assembled by the Trustee, that the Trustee has not reviewed or verified the accuracy thereof, and that it makes no representation as to such accuracy or as to the sufficiency of such information under the requirements of Rule 144A or for any other purpose.

                    Section 7.14 Calculation Agent.

                    (a) The Issuer and the Co-Issuer hereby agree that for so long as any Notes remain Outstanding there shall at all times be an agent appointed to calculate LIBOR in respect of each Interest Accrual Period in accordance with the terms of Schedule B attached hereto (the “Calculation Agent”). The Issuer and the Co-Issuer initially have appointed the Trustee as Calculation Agent for purposes of determining LIBOR for each Interest Accrual Period. The Calculation Agent may be removed by the Issuer at any time. The Calculation Agent may resign at any time by giving written notice thereof to the Issuer, the Co-Issuer, the Collateral Manager, the Noteholders and the Rating Agency. If the Calculation Agent is unable or unwilling to act as such or is removed by the Issuer in respect of any Interest Accrual Period, the Issuer and the Co- Issuer shall promptly appoint as a replacement Calculation Agent a leading bank which is engaged in transactions in Eurodollar deposits in the international Eurodollar market and which does not control or is not controlled by or under common control with the Issuer or its Affiliates. The Calculation Agent may not resign its duties without a successor having been duly appointed. If no successor Calculation Agent shall have been appointed within 30 days after giving of a notice of resignation, the resigning Calculation Agent, a Majority of the Notes or any Holder of a Note, on behalf of himself and all others similarly situated, may petition a court of competent jurisdiction for the appointment of a successor Calculation Agent.

                    (b) The Calculation Agent shall be required to agree that, as soon as practicable after 11:00 a.m. (London time) on each LIBOR Determination Date (as defined in

Schedule B attached hereto), but in no event later than 11:00 a.m. (New York time) on the London Banking Day immediately following each LIBOR Determination Date, the Calculation Agent shall calculate LIBOR for the next Interest Accrual Period and will include such calculation on its Monthly Report next following such LIBOR Determination Date. The Calculation Agent shall notify the Issuer and the Co-Issuer before 5:00 p.m. (New York time) on each LIBOR Determination Date if it has not determined and is not in the process of determining LIBOR and the Interest Distribution Amounts for each Class of Notes, together with the reasons therefor. The determination of the Class A Rate and Class B Rate and the related Class A Interest Distribution Amount and Class B Interest Distribution Amount, respectively, by the Calculation Agent shall, absent manifest error, be final and binding on all parties.

                    Section 7.15 REIT Status.

                    (a) The Parent REIT shall not take any action that results in the Issuer failing to qualify as a Qualified REIT Subsidiary of the Parent REIT for federal income tax purposes, unless (A) based on an Opinion of Counsel, the Issuer will be treated as a Qualified REIT Subsidiary of a REIT other than the Parent REIT, or (B) based on an Opinion of Counsel, the Issuer will be treated as a foreign corporation that is not engaged in a trade or business in the United States for U.S. federal income tax purposes.

                    (b) If the Issuer is no longer a Qualified REIT Subsidiary, prior to the time that:

(i) any Mortgage Loan would cause the Issuer to be treated as engaged in a trade or business in the United States or to become subject to U.S. federal tax on a net income basis,

(ii) the Issuer would acquire or receive any asset in connection with a workout or restructuring of a Mortgage Loan that could cause the Issuer to be treated as engaged in a trade or business in the United States or to become subject to U.S. federal tax on a net income basis,

(iii) the Issuer would acquire the real property underlying any Mortgage Loan pursuant to a foreclosure or deed-in-lieu of foreclosure, or

(iv) any Mortgage Loan is modified in such a manner that could cause the Issuer to be treated as engaged in a trade or business in the United States or to become subject to U.S. federal tax on a net income basis, the Issuer will either (x) organize one or more Permitted Subsidiaries and contribute the subject property to such Permitted Subsidiary, (y) contribute such Mortgage Loan to an existing Permitted Subsidiary, or (z) sell such Mortgage Loan in accordance with Section 12.1.

                    Section 7.16 Permitted Subsidiaries.

                    Notwithstanding any other provision of this Indenture, the Collateral Manager on behalf of the Issuer shall be permitted to sell to a Permitted Subsidiary at any time any Sensitive Asset for consideration consisting entirely of the equity interests of such Permitted Subsidiary

(or for an increase in the value of equity interests already owned). The Trustee shall, upon receipt of an Issuer Order certifying that the sale of a Sensitive Asset is being made in accordance with satisfaction of all requirements of this Indenture, direct the Custodian to release such Sensitive Asset and shall deliver such Sensitive Asset as specified in such Issuer Order. The following provisions shall apply to all Sensitive Assets and Permitted Subsidiaries:

                    (a) For all purposes under this Indenture, any Sensitive Asset transferred to a Permitted Subsidiary shall be treated as if it were an asset owned directly by the Issuer.

                    (b) Any distribution of Cash by a Permitted Subsidiary to the Issuer shall be characterized as Interest Proceeds or Principal Proceeds to the same extent that such Cash would have been characterized as Interest Proceeds or Principal Proceeds if received directly by the Issuer and each Permitted Subsidiary shall cause all proceeds of and collections on each Sensitive Asset owned by such Permitted Subsidiary to be deposited into the applicable Collection Account.

                    (c) To the extent applicable, the Issuer shall form one or more Securities Accounts with the Custodial Securities Intermediary for the benefit of each Permitted Subsidiary and shall, to the extent applicable, cause Sensitive Assets to be credited to such Securities Accounts.

                    (d) Notwithstanding the complete and absolute transfer of a Sensitive Asset to a Permitted Subsidiary, for purposes of measuring compliance with the Coverage Tests, the ownership interests of the Issuer in a Permitted Subsidiary or any property distributed to the Issuer by a Permitted Subsidiary shall be treated as a continuation of its ownership of the Sensitive Asset that was transferred to such Permitted Subsidiary (and shall be treated as having the same characteristics as such Sensitive Asset).

                    (e) If the Collateral Manager on behalf of the Trustee or any other authorized party takes any action under this Indenture to sell, liquidate or dispose of all or substantially all of the Collateral, the Issuer or the Collateral Manager on the Issuer’s behalf shall cause each Permitted Subsidiary to sell each Sensitive Asset and all other assets held by such Permitted Subsidiary and distribute the proceeds of such sale, net of any amounts necessary to satisfy any related expenses and tax liabilities, to the Issuer in exchange for the equity interest in such Permitted Subsidiary held by the Issuer.

                    Section 7.17 Repurchase Requests.

                    If the Issuer, the Trustee or the Collateral Manager receives or otherwise becomes aware of any request or demand whether oral or written that a Mortgage Loan be repurchased or replaced arising from any breach of a representation or warranty made with respect to such Mortgage Loan (any such request or demand, a “Repurchase Request”) or a withdrawal of a Repurchase Request from any Person other than the CLO Servicer, then the Trustee or the Collateral Manager on behalf of the Issuer, as applicable, shall promptly forward or otherwise provide written notice of such Repurchase Request or withdrawal of a Repurchase Request, as the case may be, to the CLO Servicer, and include the following statement in the related correspondence: “This is a “[Repurchase Request]/[withdrawal of a Repurchase Request]” under

Section 3.01(c) of the Servicing Agreement relating to DivCore CLO 2013-1, Ltd. requiring action by you as the “Repurchase Request Recipient” thereunder.” Upon receipt of such Repurchase Request or withdrawal of a Repurchase Request from the Trustee or Collateral Manager pursuant to the prior sentence, the CLO Servicer shall be deemed to be the Repurchase Request Recipient in respect of such Repurchase Request or withdrawal of a Repurchase Request, as the case may be, and shall be responsible for complying with the procedures set forth in Section 3.01(c) of the Servicing Agreement with respect to such Repurchase Request. If the Trustee, the Issuer or the Collateral Manager receives notice or has knowledge of a withdrawal of a Repurchase Request of which notice has been previously received or given, and such notice was not received from or copied to the CLO Servicer, then the Trustee or the Collateral Manager on behalf of the Issuer, as applicable, shall promptly give notice of such withdrawal to the CLO Servicer.

                    Section 7.18 Purchase of Additional Mortgage Loans.

                    The Issuer (or the Collateral Manager on behalf of the Issuer) shall, prior to the Effective Date, use commercially reasonable efforts to apply amounts on deposit in the Unused Proceeds Account to purchase Additional Mortgage Loans in accordance with Section 10.4(d) (which shall be, and hereby are, Granted to the Trustee pursuant to the Granting Clause of this Indenture) for inclusion in the Collateral upon (i) receipt by the Trustee of an Issuer Order executed by the Issuer (or the Collateral Manager on behalf of the Issuer) with respect thereto directing the Trustee to pay out the amount specified therein pursuant to the wire instructions specified therein in exchange for delivery of the Additional Mortgage Loan specified therein, (ii) confirmation by the Custodian that each original mortgage note with respect to each related Additional Mortgage Loan has been delivered to the Custodian for the benefit of the Trustee and (iii) a certificate of an Authorized Officer of the Issuer (or the Collateral Manager) in the form of Exhibit I hereto, dated as of the trade date, and delivered to the Trustee prior to the date of such purchase and Grant, to the effect that after giving effect to such purchase and Grant of the Additional Mortgage Loans, except for Closing Date Mortgage Loans acquired during the Ramp- Up Period, the Eligibility Criteria are met with respect to the Additional Mortgage Loans purchased; provided that, prior to the acquisition of, and as a condition to purchase, any Additional Mortgage Loan, (i) the Collateral Manager shall provide the Class A Majority Holders a written proposal containing all relevant information in the Collateral Manager’s possession regarding such proposed acquisition and (ii) the Class A Majority Holders shall not have disapproved of such acquisition (which for this purpose shall mean that not all of the Class A Majority Holders have exercised their Class A Majority Holder Disapproval Right). Each Additional Mortgage Loan, except for Closing Date Mortgage Loans acquired during the Ramp- Up Period, shall satisfy the applicable Eligibility Criteria.

                    Section 7.19 Effective Date Actions.

                    (a) The Issuer (or the Collateral Manager on behalf of the Issuer) shall cause to be delivered to the Trustee and the Rating Agency on the Effective Date an amended Schedule A listing all Mortgage Loans Granted to the Trustee pursuant to Section 7.18 on or before the Effective Date and included in the Collateral on the Effective Date, which schedule shall supersede any prior Schedule A delivered to the Trustee.

                    (b) Within 30 Business Days after the Effective Date, the Issuer shall provide, or (at the Issuer’s expense) cause the Collateral Manager to provide, with respect to each Additional Mortgage Loan, the following documents to the Trustee and the Rating Agency: (A) a report of the Collateral Manager (x) confirming the name of the borrower, the unpaid principal balance, coupon, maturity date and Moody’s Rating with respect to each Additional Mortgage Loan and any Reinvestment Mortgage Loan owned by the Issuer as of the Effective Date, and (y) confirming that, as of the Effective Date, the Coverage Tests were satisfied with respect to the Closing Date Mortgage Loans, Additional Mortgage Loans and any Reinvestment Mortgage Loans acquired by the Issuer during the Ramp-Up Period and all of the applicable Eligibility Criteria were satisfied with respect to each Additional Mortgage Loan and any Reinvestment Mortgage Loan acquired by the Issuer during the Ramp-Up Period (the “Effective Date Report”) and (B) a certificate of the Collateral Manager on behalf of the Issuer certifying the receipt of an accountants’ report that specifies the agreed-upon procedures performed, at the request of the Issuer, on the items set forth in the Effective Date Report. If the Effective Date Report provided by the Collateral Manager confirms that the immediately foregoing subclause (A) have been met, then a Moody’s Effective Date Deemed Rating Confirmation shall occur. If, within such 30 Business Day period the Issuer, or the Collateral Manager on behalf of the Issuer, fails to provide the items described in foregoing subclauses (A) and (B) or any rating assigned as of the Closing Date to any Class of Notes has been downgraded or withdrawn, a “Rating Confirmation Failure” shall occur.

                    For the avoidance of doubt, the Collateral Manager’s certificate described in the foregoing clause (B) shall not include the Accountants’ Report.

ARTICLE 8

SUPPLEMENTAL INDENTURES

                    Section 8.1 Supplemental Indentures Without Consent of Securityholders.

                    (a) Without the consent of the Holders of any Notes or any Preferred Shareholders, the Issuer, the Co-Issuer, when authorized by Board Resolutions of the Co-Issuers, and when authorized by the Trustee, the Trustee and, at any time and from time to time subject to the requirement provided below in this Section 8.1, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

(i) conform the Indenture to the provisions described in the Offering Memorandum (or any supplement thereto);

(ii) to correct any defect or ambiguity in the Indenture in order to address any manifest error in any provision of the Indenture;

(iii) to update the Indenture for any Moody’s Test Modification;

(iv) evidence the succession of any Person to the Issuer or the Co-Issuer and the assumption by any such successor of the covenants of the Issuer or the Co-Issuer, as applicable, herein and in the Notes;

(v) add to the covenants of the Issuer, the Co-Issuer or the Trustee for the benefit of the Holders of the Notes, Preferred Shareholders or to surrender any right or power herein conferred upon the Issuer or the Co-Issuer, as applicable;

(vi) convey, transfer, assign, mortgage or pledge any property to or with the Trustee, or add to the conditions, limitations or restrictions on the authorized amount, terms and purposes of the issue, authentication and delivery of the Notes;

(vii) evidence and provide for the acceptance of appointment hereunder of a successor Trustee and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Sections 6.9, 6.10 and 6.12 hereof;

(viii) correct or amplify the description of any property at any time subject to the lien of this Indenture, or to better assure, convey and confirm unto the Trustee any property subject or required to be subject to the lien of this Indenture (including, without limitation, any and all actions necessary or desirable as a result of changes in law or regulations) or to subject any additional property to the lien of this Indenture;

(ix) modify the restrictions on and procedures for resales and other transfers of Notes to reflect any changes in applicable law or regulation (or the interpretation thereof) or to enable the Issuer and the Co-Issuer to rely upon any exemption from registration under the Securities Act, the Exchange Act or the 1940 Act or to remove restrictions on resale and transfer to the extent not required thereunder;

(x) accommodate the issuance, if any, of Notes in global or book-entry form through the facilities of DTC or otherwise;

(xi) otherwise correct any inconsistency or cure any ambiguity, omission or mistake;

(xii) take any action commercially reasonably necessary or advisable to prevent the Issuer from failing to qualify as a Qualified REIT Subsidiary or other disregarded entity of a REIT for U.S. federal income tax purposes or otherwise being treated as a foreign corporation engaged in a trade or business in the United States for federal income tax purposes, or to prevent the Issuer, the Holders of the Notes, the Holders of the Preferred Shares or the Trustee from being subject to withholding or other taxes, fees or assessments or otherwise subject to U.S. federal, state, local or foreign income or franchise tax on a net income tax basis;

(xiii) evidence any waiver or elimination by the Rating Agency of any requirement or condition of the Rating Agency set forth herein or to amend or supplement any provision of this Indenture to the extent necessary to maintain the then-current ratings assigned to the Notes;

(xiv) accommodate the settlement of the Notes in book-entry form through the facilities of DTC, Euroclear or Clearstream, Luxembourg or otherwise;

(xv) authorize the appointment of any listing agent, transfer agent, paying agent or additional registrar for any Class of Notes required or advisable in connection with the listing of any Class of Notes on any stock exchange, and otherwise to amend this Indenture to incorporate any changes required or requested by any governmental authority, stock exchange authority, listing agent, transfer agent, paying agent or additional registrar for any Class of Notes in connection therewith;

(xvi) evidence changes to applicable laws and regulations;

(xvii) reduce the minimum denominations required for transfer of the Notes;

(xviii) modify the provisions of this Indenture with respect to reimbursement of Nonrecoverable Interest Advances if (a) the Collateral Manager determines that the commercial mortgage securitization industry standard for such provisions has changed, in order to conform to such industry standard and (b) such modification does not adversely affect the status of Issuer for federal income tax purposes, as evidenced by an Opinion of Counsel;

(xix) modify the procedures set forth in this Indenture relating to compliance with Rule 17g-5 of the Exchange Act; provided that the change would not materially increase the obligations of the Collateral Manager, the Trustee, any paying agent, the servicer or the special servicer without such parties’ consent and would not adversely affect in any material respect the interests of any Noteholder or holder of the Preferred Shares; provided, further, that the Collateral Manager must provide a copy of any such amendment to the 17g-5 Information Provider for posting to the Rule 17g-5 Website and the Custodial Manager will provide notice of any such amendment to the Rating Agency;

(xx) to take any action necessary or advisable to prevent the Issuer or the Trustee from becoming subject to any withholding or other taxes or assessments and to allow the Issuer to comply with FATCA or any rules or regulations promulgated thereunder (including providing for remedies against, or imposing penalties upon Holders who fail to deliver the required FATCA information and modifying the restrictions on and procedures for resales and other transfers of the Notes to achieve FATCA compliance or to reflect any changes in FATCA, or other applicable law or regulation (or interpretation thereof)); and

(xxi) make any change to any other provisions with respect to matters or questions arising under this Indenture; provided that the required action will not adversely affect in any material respect the interests of any Noteholder not consenting thereto;

provided that, any supplemental indenture to be entered into in respect of any matter described in clauses (iii), (xi), (xiii), (xvi), (xviii) and (xxi) above, will require (1) the prior written consent of the holders of at least a Majority of the Controlling Class and (2) an opinion of counsel delivered to the Trustee (which may be supported as to factual (including financial and capital markets) matters by any relevant certificates and other documents necessary or advisable in the judgment of counsel delivering the opinion, including an officer’s certificate of the Collateral Manager) to the effect that such supplemental indenture would not materially and adversely affect the interests of any Class of Notes or the Preferred Shares not consenting thereto.

                    The Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations which may be therein contained, but the Trustee shall not be obligated to enter into any such supplemental indenture which affects the Trustee’s own rights, duties, liabilities or immunities under this Indenture or otherwise, except to the extent required by law.

                    If any Class of Notes is Outstanding and rated, the Trustee shall not enter into any such supplemental indenture unless the Rating Agency Condition has been satisfied, the notice of which may be in electronic form. At the cost of the Issuer, the Trustee shall provide to each Noteholder and each holder of Preferred Shares and, for so long as any Class of Notes shall remain Outstanding and is rated, the Trustee shall provide to the Rating Agency a copy of any proposed supplemental indenture at least 15 Business Days prior to the execution thereof by the Trustee, and, for so long as such Notes are Outstanding and so rated, request written confirmation, which may be in electronic form, from each noteholder and holder of Preferred Shares, that such proposed supplemental indenture will not materially and adversely affect such Noteholder or holder of Preferred Shares, and, as soon as practicable after the execution by the Trustee, the Issuer and the Co-Issuer of any such supplemental indenture, provide to the Rating Agency a copy of the executed supplemental indenture. Following such initial 15 Business Day period, the Trustee will provide an additional 15 Business Days’ notice to any Noteholder or holder of Preferred Shares that did not respond to the initial notice and, unless the Trustee is notified (after giving such initial 15 Business Days’ notice and second 15 Business Days’ notice, as applicable) by such Noteholder or such holder of Preferred Shares that such Person will be materially and adversely affected by the proposed supplemental indenture, the interests of such Person will be deemed not to be materially and adversely affected by such proposed supplemental indenture.

                    The Trustee shall not enter into any such supplemental indenture if (i) as a result of such supplemental indenture, the interests of any Holder of Securities would be materially and adversely affected thereby, unless the Majority of each and every Class of Notes or the Preferred Shares so affected have approved such supplemental indenture (but, in each case, disregarding any Securities beneficially owned by the Collateral Manager or any of its affiliates) or (ii) such action would adversely affect the tax treatment of the Holders of the Notes as described in the Offering Memorandum under the heading “Certain U.S. Federal Income Tax Considerations” to any material extent or otherwise cause any of the statements described in the Offering Memorandum under the heading “Certain U.S. Federal Income Tax Considerations” to be inaccurate or incorrect to any material extent. The Trustee shall be entitled to rely upon (i) the receipt of notice from the Rating Agency or the Requesting Party, which may be in electronic form, that the Rating Agency Condition has been satisfied and (ii) receipt of an Officer’s Certificate of the Collateral Manager certifying that, following provision of notice of such supplemental indenture to the Noteholders and holders of the Preferred Shares and expiry of the time period set forth in the above paragraph, that the Holders of Securities would not be materially and adversely affected by such supplemental indenture. Such determination shall be conclusive and binding on all present and future Holders of Securities. The Trustee shall not be liable for any such determination made in good faith and in reliance upon such Officer’s Certificate.

                    Furthermore, the Trustee shall not enter into any such supplemental indenture unless the Trustee has received an Opinion of Counsel from Cadwalader, Wickersham & Taft LLP or an opinion of another nationally recognized U.S. tax counsel experienced in such matters that the proposed supplemental indenture will not cause the Issuer to (x) fail to be treated as a Qualified REIT Subsidiary or other disregarded entity of a REIT for U.S. federal income tax purposes or (y) be treated as a foreign corporation that is engaged in a trade or business in the United States for U.S. federal income tax purposes.

                    (b) Notwithstanding Section 8.1(a) or any other provision of this Indenture, without the consent of the Holders of any Notes or any Preferred Shareholders, the Issuer, the Co-Issuer, when authorized by Board Resolutions of the Co-Issuers, and when authorized by the Trustee, the Trustee may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

(i) conform this Indenture to the provisions described in this Offering Memorandum (or any supplement thereto); and

(ii) to correct any defect or ambiguity in this Indenture in order to address any manifest error in any provision of this Indenture.

                    Section 8.2 Supplemental Indentures with Consent of Securityholders.

                    Except as set forth below, the Trustee and the Co-Issuers may enter into one or more indentures supplemental hereto to add any provisions to, or change in any manner or eliminate any of the provisions of, this Indenture or modify in any manner the rights of the Holders of any Class of Notes or the Preferred Shares under this Indenture only (x) with the written consent of (i) the Holders of a Majority in Aggregate Outstanding Amount of the Notes of each Class materially and adversely affected thereby (excluding any Notes owned by the Collateral Manager or any of its Affiliates or by any accounts managed by them), (ii) the Holders of a Majority of the Controlling Class (excluding any Notes owned by the Collateral Manager or any of its Affiliates or by any accounts managed by them) and (iii) the Holder of Preferred Shares if materially and adversely affected thereby, by Act of said Securityholders delivered to the Trustee and the Co-Issuers, and (y) subject to satisfaction of the Rating Agency Condition, notice of which may be in electronic form. Unless the Trustee is notified (after giving (x) 15 Business Days’ notice of such change to the Holders of each Class of Notes and the Holder of the Preferred Shares requesting notification by such Noteholders and holders of the Preferred Shares if any such Noteholders or holders of the Preferred Shares would be materially and adversely affected by the proposed supplemental indenture and (y) following such initial 15 Business Day period, an additional 15 Business Days’ notice to any holder of Notes or Preferred Shares that did not respond to the initial notice) by Holders of a Majority in Aggregate Outstanding Amount of the Notes of any Class that such Class of Notes will be materially and adversely affected by the proposed supplemental indenture (and upon receipt of an Officer’s Certificate of the Collateral Manager), the interests of such Class and the interests of the Preferred Shares will be deemed not to be materially and adversely affected by such proposed supplemental indenture and the Trustee will be permitted to enter into such supplemental indenture. Such determinations shall be conclusive and binding on all present and future Noteholders. The consent of the Holders of the Preferred Shares shall be binding on all present and future Holders of the Preferred Shares. The Trustee shall not be liable for any such determination made in good faith and in reliance upon an Officer’s Certificate of the Collateral Manager.

                    Without the consent of (x) all of the Holders of each Outstanding Class of Notes materially adversely affected, (y) the Holders of a Majority of the Controlling Class (excluding any Notes owned by the Collateral Manager or any of its Affiliates or by any accounts managed by them) and (z) all of the Holders of the Preferred Shares materially adversely affected thereby, no supplemental indenture may:

                    (a) change the Stated Maturity Date of the principal of or the due date of any installment of interest on any Note, reduce the principal amount thereof or the Note Interest Rate thereon or the Redemption Price with respect to any Note, change the date of any scheduled distribution on the Preferred Shares, or the Redemption Price with respect thereto, change the earliest date on which any Note may be redeemed at the option of the Issuer, change the provisions of this Indenture that apply proceeds of any Collateral to the payment of principal of or interest on Notes or of distributions to the Preferred Shares Paying Agent for the payment of distributions in respect of the Preferred Shares or change any place where, or the coin or currency in which, any Note or the principal thereof or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity Date thereof (or, in the case of redemption, on or after the applicable Redemption Date);

                    (b) reduce the percentage of the Aggregate Outstanding Amount of Holders of Notes of each Class or the Notional Amount of Preferred Shares of the Holders thereof whose consent is required for the authorization of any such supplemental indenture or for any waiver of compliance with certain provisions of this Indenture or certain Defaults hereunder or their consequences provided for in this Indenture;

                    (c) impair or adversely affect the Collateral except as otherwise permitted in this Indenture;

                    (d) permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Collateral or terminate such lien on any property at any time subject hereto or deprive the Holder of any Note, or the Holder of any Preferred Share as an indirect beneficiary, of the security afforded to such Holder by the lien of this Indenture;

                    (e) reduce the percentage of the Aggregate Outstanding Amount of Holders of Notes of each Class whose consent is required to request the Trustee to preserve the Collateral or rescind the Trustee’s election to preserve the Collateral pursuant to Section 5.5 or to sell or liquidate the Collateral pursuant to Section 5.4 or 5.5 hereof;

                    (f) modify any of the provisions of this Section 8.2, except to increase any percentage of Outstanding Notes whose holders’ consent is required for any such action or to provide that other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Note affected thereby;

                    (g) modify the definition of the term “Outstanding” or the provisions of Section 11.1 or Section 13.1 hereof;

                    (h) modify any of the provisions of this Indenture in such a manner as to affect the calculation of the amount of any payment of interest on or principal of any Note on any Payment Date or of distributions to the Preferred Shares Paying Agent for the payment of distributions in respect of the Preferred Shares on any Payment Date (or any other date) or to affect the rights of the Holders of Securities to the benefit of any provisions for the redemption of such Securities contained herein;

                    (i) reduce the permitted minimum denominations of the Notes below the minimum denomination necessary to maintain an exemption from the registration requirements of the Securities Act or the 1940 Act; or

                    (j) modify any provisions regarding non- recourse or non-petition covenants with respect to the Issuer and the Co-Issuer.

                    The Trustee shall be entitled to rely upon an Officer’s Certificate of the Issuer or the Collateral Manager on behalf of the Issuer in determining whether or not the Holders of Securities would be adversely affected by such change (after giving notice of such change to the Holders of Securities). Such determination shall be conclusive and binding on all present and future Holders of Securities. The Trustee shall not be liable for any such determination made in good faith and in reliance upon such Officer’s Certificate of the Issuer or the Collateral Manager on behalf of the Issuer, as described in Section 8.3 hereof.

                    It shall not be necessary for any Act of Securityholders under this Section 8.2 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

                    Promptly after the execution by the Issuer, the Co-Issuer and the Trustee of any supplemental indenture pursuant to this Section 8.2, the Trustee, at the expense of the Issuer, shall mail to the Securityholders, the Preferred Shares Paying Agent, the Collateral Manager, and, so long as the Notes are Outstanding and so rated, the Rating Agency a copy thereof based on an outstanding rating. Any failure of the Trustee to publish or mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

                    Section 8.3 Execution of Supplemental Indentures.

                    In executing or accepting the additional trusts created by any supplemental indenture permitted by this Article 8 or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Officer’s Certificate of the Issuer or the Collateral Manager on behalf of the Issuer stating that the execution of such supplemental indenture is authorized or permitted by this Indenture and that all conditions precedent thereto have been satisfied. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee’s own rights, duties or immunities under this Indenture or otherwise. The Collateral Manager will be bound to follow any amendment or supplement to this Indenture of which it has received written notice at least ten Business Days prior to the execution and delivery of such amendment or supplement; provided, however, that with respect to any amendment or supplement to this Indenture which may, in the judgment of the Collateral Manager adversely affect the Collateral Manager, the Collateral Manager shall not be bound (and the Issuer agrees that it will not permit any such amendment to become effective) unless the Collateral Manager gives written consent to the Trustee and the Issuer to such amendment.

                    Section 8.4 Effect of Supplemental Indentures.

                    Upon the execution of any supplemental indenture under this Article 8, this Indenture shall be modified in accordance therewith, such supplemental indenture shall form a part of this Indenture for all purposes and every Holder of Notes theretofore and thereafter authenticated and delivered hereunder, and every Holder of Preferred Shares, shall be bound thereby.

                    Section 8.5 Reference in Notes to Supplemental Indentures.

                    Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article 8 may, and if required by the Trustee shall, bear a notice in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Issuer and the Co-Issuer shall so determine, new Notes, so modified as to conform in the opinion of the Trustee and the Issuer and the Co-Issuer to any such supplemental indenture, may be prepared and executed by the Issuer and the Co-Issuer and authenticated and delivered by the Trustee in exchange for Outstanding Notes.

ARTICLE 9

REDEMPTION OF SECURITIES; REDEMPTION PROCEDURES

                    Section 9.1 Clean-up Call; Tax Redemption and Optional Redemption.

                    (a) The Notes may be redeemed by the Issuer at the option of and at the direction of the Collateral Manager (such redemption, a “Clean-up Call”), in whole but not in part, at a price equal to the applicable Redemption Prices on any Payment Date (the “Clean-up Call Date”) on or after the Payment Date on which the Aggregate Outstanding Amount of the Notes (excluding any Class B Capitalized Interest) will be reduced to 10% of the Aggregate Outstanding Amount of the Notes on the Closing Date; provided that that the funds available to be used for such Clean-up Call will be sufficient to pay the Total Redemption Price.

                    (b) The Notes and the Preferred Shares shall be redeemable, in whole but not in part, by Act of a Majority of Preferred Shareholders delivered to the Trustee, on the Payment Date (the “Tax Redemption Date”) following the occurrence of a Tax Event if the Tax Materiality Condition is satisfied at a price equal to the applicable Redemption Prices (such redemption, a “Tax Redemption”); provided that that the funds available to be used for such Tax

Redemption will be sufficient to pay the Total Redemption Price. Upon the occurrence of a Tax Event, the Issuer and the Co-Issuer, at the direction of the Collateral Manager shall provide written notice thereof to the Trustee and the Rating Agency.

                    (c) The Notes and the Preferred Shares shall be redeemable, in whole but not in part, at a price equal to the applicable Redemption Prices, on any Payment Date after the end of the Non-call Period, at the direction of the Issuer (such redemption, an “Optional Redemption”) by Act of a Majority of the Preferred Shareholders delivered to the Trustee; provided, however, that the funds available to be used for such Optional Redemption will be sufficient to pay the Total Redemption Price and, in connection with an Optional Redemption occurring prior to the Payment Date in December 2016, the Class A Make Whole Amount and the Class B Make Whole Amount. Notwithstanding anything herein to the contrary, the Issuer shall not sell any Collateral to the Collateral Manager or any Affiliate of the Collateral Manager other than the Parent REIT in connection with an Optional Redemption.

                    (d) The election by the Collateral Manager to redeem the Notes pursuant to a Clean-up Call shall be evidenced by an Officer’s Certificate from the Collateral Manager directing the Trustee to make the payment to the Paying Agent of the applicable Redemption Price of all of the Notes to be redeemed from funds in the Payment Account in accordance with the Priority of Payments. In connection with a Tax Redemption, the occurrence of a Tax Event and satisfaction of the Tax Materiality Condition shall be evidenced by an Issuer Order from the Issuer or from the Collateral Manager on behalf of the Issuer certifying that such conditions for a Tax Redemption have occurred. The election by the Collateral Manager to redeem the Notes pursuant to an Optional Redemption shall be evidenced by an Officer’s Certificate from the Collateral Manager on behalf of the Issuer certifying that the conditions for an Optional Redemption have occurred.

                    (e) A redemption pursuant to Section 9.1(a), 9.1(b) or 9.1(c) shall not occur unless (i) at least six Business Days before the scheduled Redemption Date, (A) the Collateral Manager shall have certified to the Trustee that the Collateral Manager, on behalf of the Issuer, has entered into a binding agreement or agreements with (1) one or more financial institutions whose long-term unsecured debt obligations (other than such obligations whose rating is based on the credit of a person other than such institution) have a credit rating from the Rating Agency at least equal to the highest rating of any Notes then Outstanding or whose short-term unsecured debt obligations have a credit rating of “P-1” by Moody’s (as long as the term of such agreement is 90 days or less) and “A-1” by S&P or (2) one or more Affiliates of the Collateral Manager, to sell all or part of the Collateral not later than the Business Day immediately preceding the scheduled Redemption Date or (B) the Trustee shall have received written confirmation that the method of redemption satisfies the Rating Agency Condition and (ii) the related Sale Proceeds (in immediately available funds), together with all other available funds (including proceeds from the sale of the Collateral, Eligible Investments maturing on or prior to the scheduled Redemption Date, all amounts in the Collection Accounts and available Cash), shall be an aggregate amount sufficient to pay all amounts, payments, fees and expenses in accordance with the Priority of Payments due and owing on such Redemption Date.

                    Section 9.2 Notice of Redemption.

                    (a) In connection with an Optional Redemption, a Clean-up Call or a Tax Redemption pursuant to Section 9.1, the Trustee on behalf of the Issuer and the Co-Issuer shall (i) set the applicable Record Date and (ii) at least 45 days prior to the proposed Redemption Date, notify the Collateral Manager, the Rating Agency, the Preferred Share Paying Agent and each Preferred Shareholder at such Preferred Shareholder’s address in the register maintained by the Share Registrar, of such proposed Redemption Date, the applicable Record Date, the principal amount of Notes to be redeemed on such Redemption Date and the Redemption Price of such Notes in accordance with Section 9.1. The Redemption Price shall be determined no earlier than 60 days prior to the proposed Redemption Date.

                    (b) Any such notice of an Optional Redemption, a Clean-up Call or a Tax Redemption may be withdrawn by the Issuer and the Co-Issuer at the direction of the Collateral Manager up to the fourth Business Day prior to the scheduled Redemption Date by written notice to the Trustee, the Preferred Share Paying Agent, to each Holder of Notes to be redeemed, and the Collateral Manager only if the Collateral Manager is unable to deliver the sale agreement or agreements or certifications referred to in Section 9.1(e), as the case may be.

                    Section 9.3 Notice of Redemption or Maturity by the Issuer.

                    Notice of redemption pursuant to Section 9.1 or the Maturity of any Notes shall be given by first class mail, postage prepaid, mailed not less than ten Business Days (or four Business Days where the notice of an Optional Redemption, a Clean-up Call or a Tax Redemption is withdrawn pursuant to Section 9.2(b)) prior to the applicable Redemption Date or Maturity, to each Holder of Notes to be redeemed, at its address in the Notes Register.

                    All notices of redemption shall state:

                    (a) the applicable Redemption Date;

                    (b) the applicable Redemption Price;

                    (c) that all the Notes are being paid in full and that interest on the Notes shall cease to accrue on the Redemption Date specified in the notice; and

                    (d) the place or places where such Notes to be redeemed in whole are to be surrendered for payment of the Redemption Price which shall be the office or agency of the Paying Agent as provided in Section 7.2.

                    Notice of redemption shall be given by the Issuer and Co-Issuer, or at their request, by the Trustee in their names, and at the expense of the Issuer. Failure to give notice of redemption, or any defect therein, to any Holder of any Note shall not impair or affect the validity of the redemption of any other Notes.

                    Section 9.4 Notes Payable on Redemption Date.

                    Notice of redemption having been given as aforesaid, the Notes to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after the Redemption Date (unless the Issuer shall Default in the payment of the Redemption Price and accrued interest thereon) the Notes shall cease to bear interest on the Redemption Date. Upon final payment on a Note to be redeemed, the Holder shall present and surrender such Note at the place specified in the notice of redemption on or prior to such Redemption Date; provided, however, that if there is delivered to the Issuer, the Co- Issuer and the Trustee such security or indemnity as may be required by them to hold each of them harmless (an unsecured indemnity agreement delivered to the Issuer, the Co-Issuer and the Trustee by an institutional investor with a net worth of at least U.S.$200,000,000 being deemed to satisfy such security or indemnity requirement) and an undertaking thereafter to surrender such Note, then, in the absence of notice to the Issuer, the Co-Issuer and the Trustee that the applicable Note has been acquired by a bona fide purchaser, such final payment shall be made without presentation or surrender. Payments of interest on Notes of a Class so to be redeemed whose Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Notes, or one or more predecessor Notes, registered as such at the close of business on the relevant Record Date according to the terms and provisions of Section 2.7(f).

                    If any Note called for redemption shall not be paid upon surrender thereof for redemption, the principal thereof shall, until paid, bear interest from the Redemption Date at the applicable Note Interest Rate for each successive Interest Accrual Period the Note remains Outstanding.

                    Section 9.5 Mandatory Redemption.

                    On any Payment Date on which any of the Coverage Tests applicable to any Class of Notes is not satisfied as of the most recent Measurement Date, the Notes shall be redeemed (a “Mandatory Redemption”), first from Interest Proceeds, net of amounts set forth in Section 11.1(a)(i)(1) through (6), and then from Principal Proceeds, as set forth in clause (1) of Section 11.1(a)(ii), in an amount necessary, and only to the extent necessary, to cause each of the Coverage Tests to be satisfied). Such Principal Proceeds and Interest Proceeds shall be applied to each of the Outstanding Classes of Notes in accordance with its relative seniority in accordance with the Priority of Payments. On or promptly after such Mandatory Redemption, the Issuer and the Co-Issuer shall certify or cause to be certified to the Rating Agency and the Trustee whether the Coverage Tests have been met.

ARTICLE 10

ACCOUNTS, ACCOUNTINGS AND RELEASES

                    Section 10.1 Collection of Amounts; Custodial Account.

                    (a) Except as otherwise expressly provided herein, the Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all amounts and other property payable to or receivable by the Trustee pursuant to this Indenture, including all payments due on the Collateral in accordance with the terms and conditions of such Collateral. The Trustee shall segregate and hold all such amounts and property received by it in trust for the Secured Parties, and shall apply it as provided in this Indenture.

                    (b) The Trustee shall credit all Mortgage Loans and Eligible Investments to an account in the name of the Issuer for the benefit of the Secured Parties designated as the “Custodial Account.”

                    Section 10.2 Collection Accounts.

                    (a) The Trustee shall, prior to the Closing Date, establish a Securities Account with the Custodial Securities Intermediary which shall be designated as the “Collection Account” (which may be a subaccount of the Custodial Account) and shall consist of two subaccounts, the “Interest Collection Account” and the “Principal Collection Account” (collectively, the “Collection Accounts”), which shall be held in trust in the name of the Trustee for the benefit of the Secured Parties, into which Collection Accounts, as applicable, the Trustee shall from time to time deposit (i) all Sale Proceeds (unless simultaneously reinvested in Reinvestment Mortgage Loans in accordance with terms set forth in Section 12.2(a)) and (ii) all Interest Proceeds and all Principal Proceeds. In addition, the Issuer may, but under no circumstances shall, be required to, deposit from time to time such amounts in the Collection Accounts as it deems, in its sole discretion, to be advisable. All amounts deposited from time to time in the Collection Accounts pursuant to this Indenture shall be held by the Trustee as part of the Collateral and shall be applied to the purposes herein provided. The Collection Accounts shall remain at all times with the Corporate Trust Office or a financial institution having a long-term debt rating at least equal to “Aa3” by Moody’s and a short-term debt rating at least equal to “P-1” by Moody’s.

                    (b) All distributions of principal or interest received from the Servicer in respect of the Collateral, and any Sale Proceeds from the sale or disposition of a Mortgage Loan or other Collateral received by the Trustee shall be immediately credited to the Interest Collection Account or the Principal Collection Account, as Interest Proceeds or Principal Proceeds, respectively (unless, in the case of proceeds received from the sale or disposition of any Collateral, such proceeds are simultaneously reinvested pursuant to Section 10.2(d) in Reinvestment Mortgage Loans, in accordance with Section 12.2(a)). Subject to Sections 10.2(d), 10.2(e) and 11.2, all such property, together with any securities in which funds included in such property are or will be invested or reinvested during the term of this Indenture, and any income or other gain realized from such investments, shall be held by the Trustee in the Collection Accounts as part of the Collateral subject to disbursement and withdrawal as provided in this Section 10.2.

                    (c) If prior to the occurrence of an Event of Default, the Issuer (or the Collateral Manager on behalf of the Issuer) shall not have given any investment directions pursuant to Section 10.2(b), the Trustee shall invest and reinvest the funds held in the applicable Collection Account in one or more Eligible Investments described in clause (vii) of the definition of Eligible Investments maturing no later than the Business Day immediately preceding the next Payment Date.

                    (d) During the Reinvestment Period (and up to 60 days thereafter to the extent necessary to acquire Mortgage Loans pursuant to binding commitments entered into during the Reinvestment Period using Principal Proceeds received during or after the Reinvestment Period), the Collateral Manager on behalf of the Issuer may by Issuer Order direct the Trustee to, and upon receipt of such Issuer Order the Trustee shall, reinvest Principal Proceeds in Mortgage Loans selected by the Collateral Manager as permitted under and in accordance with the requirements of Article 12 and such Issuer Order. Any Principal Proceeds standing to the credit of the Principal Collection Account may be designated by the Collateral Manager for application to reinvestment in Reinvestment Mortgage Loans (such Principal Proceeds, “Designated Principal Proceeds”) and, if and for so long as such Principal Proceeds are Designated Principal Proceeds, such Principal Proceeds shall remain in the Principal Collection Account (or invested in Eligible Investments) until the earlier of (i) the time the Collateral Manager notifies the Trustee in writing that such Principal Proceeds are no longer so designated, (ii) the Collateral Manager notifies the Trustee in writing that such Principal Proceeds are to be applied to the purchase of Reinvestment Mortgage Loans in accordance with Section 12.2(a) and (iii) the later of (x) the first Business Day after the last day of the Reinvestment Period and (y) if after the last day of the Reinvestment Period, the last settlement date within 60 days of the last day of the Reinvestment Period with respect to the last Reinvestment Mortgage Loan that the Issuer has entered into an irrevocable commitment to purchase. Any Principal Proceeds that are not Designated Principal Proceeds as of the Determination Date related to any Payment Date shall be applied pursuant to clauses (4) through (7) of Section 11.1(a)(ii) or pursuant to Section 11.1(a)(iii), as applicable.

                    (e) The Trustee shall transfer to the Payment Account for application pursuant to Section 11.1(a) and in accordance with the calculations and the instructions contained in the Monthly Report prepared by the Trustee on behalf of the Issuer pursuant to Section 10.11(a), on or prior to the Business Day prior to each Payment Date, any amounts then held in the Collection Accounts, except that, to the extent that Principal Proceeds in the Principal Collection Account as of such date are in excess of the amounts required to be applied pursuant to the Priority of Payments up to and including the next Payment Date as shown in the Monthly Report with respect to such Payment Date, the Trustee shall retain such excess amounts in the Principal Collection Account and shall not transfer such excess amounts to the Payment Account unless the Issuer directs the Trustee otherwise.

                    Section 10.3 Payment Account.

                    The Trustee shall, prior to the Closing Date, establish a Securities Account with the Custodial Securities Intermediary which shall be designated as the “Payment Account,” which shall be held in trust for the benefit of the Secured Parties and over which the Trustee shall have exclusive control and the sole right of withdrawal. Any and all funds at any time on deposit in, or otherwise to the credit of, the Payment Account shall be held in trust by the Trustee for the benefit of the Secured Parties. Except as provided in Sections 11.1 and 11.2, the only permitted withdrawal from or application of funds on deposit in, or otherwise to the credit of, the Payment Account shall be (i) to pay the interest on and the principal on the Notes and make other payments in respect of the Notes in accordance with their terms and the provisions of this Indenture, (ii) to pay the Preferred Shares Paying Agent for deposit into the Preferred Share Distribution Account for distributions to the Preferred Shareholders in accordance with the terms and the provisions of the Preferred Share Paying Agency Agreement, (iii) upon Issuer Order, to pay other amounts specified therein, and (iv) otherwise to pay amounts payable pursuant to and in accordance with the terms of this Indenture, each in accordance with the Priority of Payments. The Trustee agrees to give the Issuer and the Co-Issuer immediate notice if it becomes aware that the Payment Account or any funds on deposit therein, or otherwise to the credit of the Payment Account, shall become subject to any writ, order, judgment, warrant of attachment, execution or similar process. Neither the Issuer nor the Co-Issuer shall have any legal, equitable or beneficial interest in the Payment Account other than in accordance with the Priority of Payments. The Payment Account shall remain at all times with the Corporate Trust Office or a financial institution having a long-term debt rating of at least “Aa3” by Moody’s or a short-term debt rating of at least “P-1” by Moody’s. Amounts in the Payment Account shall not be invested.

                    Section 10.4 Unused Proceeds Account.

                    (a) The Trustee shall, on or prior to the Closing Date, establish a single, segregated trust account which shall be designated as the “Unused Proceeds Account” which shall be held in trust in the name of the Trustee for the benefit of the Secured Parties, into which the amount specified in Section 3.2(f) shall be deposited. All amounts credited from time to time to the Unused Proceeds Account pursuant to this Indenture shall be held by the Trustee as part of the Collateral and shall be applied to the purposes herein provided.

                    (b) The Trustee agrees to give the Issuer immediate notice if it becomes aware that the Unused Proceeds Account or any funds on deposit therein, or otherwise to the credit of the Unused Proceeds Account, becomes subject to any writ, order, judgment, warrant of attachment, execution or similar process. The Unused Proceeds Account shall remain at all times with the Corporate Trust Office or a financial institution having a long-term debt rating of at least “Aa3” by Moody’s or a short-term debt rating of at least “P-1” by Moody’s.

                    (c) Amounts remaining in the Unused Proceeds Account shall, on the Business Day after the Effective Date, be transferred by the Trustee to the Principal Collection Account (for subsequent transfer to the Payment Account) and treated as Principal Proceeds and applied in accordance with the Priority of Payments on the next Payment Date after the Effective Date.

                    (d) During the Ramp-Up Period, the Issuer (or the Collateral Manager on behalf of the Issuer) may by Issuer Order direct the Trustee to, and upon receipt of such Issuer Order and an Officer’s Certificate of the Collateral Manager substantially in the form of Exhibit I confirming the satisfaction of all Eligibility Criteria the Trustee shall, remit amounts on deposit in the Unused Proceeds Account to acquire Additional Mortgage Loans selected by the Collateral Manager as permitted under and in accordance with the requirements of Section 7.18 and such Issuer Order.

                    (e) To the extent not applied pursuant to Section 7.18, the Collateral Manager, on behalf of the Issuer, may direct the Trustee to, and upon such direction the Trustee shall, invest all funds in the Unused Proceeds Account in Eligible Investments designated by the Collateral Manager. All interest and other income from such investments shall be deposited in the Unused Proceeds Account, any gain realized from such investments shall be credited to the

Unused Proceeds Account, and any loss resulting from such investments shall be charged to the Unused Proceeds Account. The Trustee shall not in any way be held liable (except as a result of negligence, willful misconduct or bad faith) by reason of any insufficiency of the Unused Proceeds Account resulting from any loss relating to any such investment, except with respect to investments in obligations of the Trustee or any Affiliate thereof. If the Trustee does not receive investment instructions from an Authorized Officer of the Collateral Manager, the Trustee may invest funds received in the Unused Proceeds Account in Eligible Investments of the type described in clause (vii) of the definition thereto or leave such funds uninvested.

                    Section 10.5 Reserved.

                    Section 10.6 Future Funding Reserve Account.

                    (a) With respect to each of the five Closing Date Mortgage Loans and any Additional Mortgage Loans or Reinvestment Mortgage Loans purchased by the Issuer that is a Future Funding Mortgage Loan, the Trustee will establish a Securities Account with the Custodial Securities Intermediary (the “Future Funding Reserve Account”) which shall be held in trust for the benefit of the Secured Parties, into which the Issuer will be required to deposit the full amount of all Future Advances with respect to any Future Funding Mortgage Loan will be deposited (i) in the case of a Closing Date Mortgage Loan that is a Future Funding Mortgage Loan, on the Closing Date from the proceeds of the sale of the Notes, (ii) in the case of an Additional Mortgage Loan that is a Future Funding Mortgage Loan, at the time such Mortgage Loan is acquired by the Issuer from amounts on deposit in the Unused Proceeds Account or from a cash contribution made by the Holders of the Preferred Shares and (iii) in the case of a Reinvestment Mortgage Loan that is a Future Funding Mortgage Loan, at the time that such Mortgage Loan is acquired by the Issuer from Principal Proceeds or from a cash contribution made by the holders of the Preferred Shares, in each case, unless the holder of the future funding obligation (which may be the Issuer) (x) is an Approved Lender, (y) has an agreement in place with an Approved Lender that has agreed that if the holder of the future funding obligation (or the related affiliate) defaults under its obligation to fund the required amount, the Approved Lender will advance the full amount of the future funding obligation or (z) has an irrevocable and unconditional letter of credit from an Approved Lender with respect to the future funding obligation (the “Backstop Condition”). If subsequent to the acquisition of a Future Funding Loan (either on the Closing Date or during the Ramp-Up Period or Reinvestment Period) for which amounts were required to be deposited into the Future Funding Reserve Account, (a) the Backstop Condition is satisfied with respect to such Future Funding Mortgage Loan or (b) the Future Funding Mortgage Loan is sold or otherwise disposed before the full commitment thereunder has been drawn, or if excess funds remain following the termination of the funding obligation giving rise to the deposit of such funds in the Future Funding Reserve Account, such Eligible Investments on deposit in the Future Funding Reserve Account for the purpose of fulfilling such commitment shall be transferred (i) during the Ramp-Up Period, to the Unused Proceeds Account to be used for the purchase of Additional Mortgage Loans, (ii) during the Reinvestment Period, to the Principal Collection Account as Principal Proceeds to be used for the purchase of Reinvestment Mortgage Loans or (iii) or following the end of the Reinvestment Period, to the Principal Collection Account as Principal Proceeds for distribution in accordance with Section 11.1(a)(ii). The Future Funding Reserve Account shall remain at all times with the Corporate Trust Office or a financial institution having a long-term debt rating from the Rating

Agency at least equal to “A-” or “A2,” as applicable, or a short-term debt rating at least equal to “A-1,” “P-1” or “F1,” as applicable.

                    (b) Except as provided in Section 10.6(c) below, funds in the Future Funding Reserve Account shall be available solely to fund Future Advances under any Future Funding Mortgage Loans included in the Mortgage Loans.

                    (c) The Collateral Manager or the CLO Servicer, as applicable, shall direct the Trustee to withdraw funds from the Future Funding Reserve Account to fund any required Future Advances for any Future Funding Mortgage Loan. Pursuant to an Issuer Order, all or a portion of the funds, as specified in such Issuer Order, on deposit in the Future Funding Reserve Account in respect of amounts previously held on deposit in respect of unfunded commitments for Future Funding Mortgage Loans that have been sold or otherwise disposed of before such commitments thereunder have been drawn or as to which excess funds remain shall be transferred by the Trustee to the Collection Account as Principal Proceeds.

                    (d) The Collateral Manager, on behalf of the Issuer, may direct the Trustee to, and upon such direction the Trustee shall, invest all funds in the Future Funding Reserve Account in Eligible Investments designated by the Collateral Manager. All interest and other income from such investments shall be deposited in the Future Funding Reserve Account, any gain realized from such investments shall be credited to the Future Funding Reserve Account, and any loss resulting from such investments shall be charged to the Future Funding Reserve Account. The Trustee shall not in any way be held liable (except as a result of negligence, willful misconduct or bad faith) by reason of any insufficiency of such Future Funding Reserve Account resulting from any loss relating to any such investment, except with respect to investments in obligations of the Trustee or any Affiliate thereof. If the Trustee does not receive investment instructions from an Authorized Officer of the Collateral Manager, the Trustee shall invest funds received in the Future Funding Reserve Account in Eligible Investments of the type described in clause (vii) of the definition thereto.

                    Section 10.7 Expense Account.

                    (a) The Trustee shall prior to the Closing Date establish a Securities Account with the Custodial Securities Intermediary which shall be designated as the “Expense Account” which shall be held in trust in the name of the Trustee for the benefit of the Secured Parties. The only permitted withdrawal from or application of funds on deposit in, or otherwise standing to the credit of, the Expense Account shall be to pay (on any day other than a Payment Date, accrued and unpaid Company Administrative Expenses (other than accrued and unpaid expenses and indemnities payable to the Collateral Manager under the Collateral Management Agreement); provided that the Trustee shall be entitled (but not required) without liability on its part, to refrain from making any such payment of a Company Administrative Expense on any day other than a Payment Date if, in its reasonable determination, taking into account the Priority of Payments, the payment of such amounts is likely to leave insufficient funds available to pay in full each of the items payable prior thereto in the Priority of Payments on the next succeeding Payment Date. On the Closing Date, the Parent REIT or its Affiliates shall deposit into the Expense Account an amount equal to U.S.$150,000. On or after the first Payment Date, any amount remaining in the Expense Account may, at the election of the Collateral Manager be designated as Interest Proceeds. On the date on which substantially all of the Issuer’s assets have been sold or otherwise disposed of, the Issuer by Issuer Order executed by an Authorized Officer of the Collateral Manager shall direct the Trustee to, and, upon receipt of such Issuer Order, the Trustee shall, transfer all amounts on deposit in the Expense Account to the Interest Collection Account for application pursuant to Section 11.1(a)(i) as Interest Proceeds. Amounts credited to the Expense Account may be applied on or prior to the Determination Date preceding the first Payment Date to pay amounts due in connection with the offering of the Notes.

                    (b) On each Remittance Date, the Collateral Manager may designate Interest Proceeds (in an amount not to exceed U.S.$50,000 for the related Payment Date) after application of amounts payable pursuant to clauses (1) through (11) of Section 11.1(a)(i) for deposit into the Expense Account.

                    (c) The Trustee agrees to give the Issuer prompt notice if it becomes aware that the Expense Account or any funds on deposit therein, or otherwise to the credit of the Expense Account, shall become subject to any writ, order, judgment, warrant of attachment, execution or similar process. The Issuer shall not have any legal, equitable or beneficial interest in the Expense Account. The Expense Account shall remain at all times with the Corporate Trust Office or a financial institution having capital and surplus of at least U.S.$200,000,000 and a long-term debt rating at least equal to “Baa1” by Moody’s.

                    (d) The Collateral Manager, on behalf of the Issuer, may direct the Trustee to, and upon such direction the Trustee shall, invest all funds in the Expense Account in Eligible Investments designated by the Collateral Manager. All interest and other income from such investments shall be deposited in the Expense Account, any gain realized from such investments shall be credited to the Expense Account, and any loss resulting from such investments shall be charged to the Expense Account. The Trustee shall not in any way be held liable (except as a result of negligence, willful misconduct or bad faith) by reason of any insufficiency of such Expense Account resulting from any loss relating to any such investment, except with respect to investments in obligations of the Trustee or any Affiliate thereof. If the Trustee does not receive investment instructions from an Authorized Officer of the Collateral Manager, the Trustee shall invest funds received in the Expense Account in Eligible Investments of the type described in clause (vii) of the definition thereto.

                    Section 10.8 Reserved.

                    Section 10.9 Interest Advances.

                    (a) With respect to each Payment Date for which the sum of Interest Proceeds and, if applicable, Principal Proceeds, collected during the related Due Period and remitted to the Trustee that are available to pay interest on the Class A Notes in accordance with the Priority of Payments, are insufficient to remit the interest due and payable with respect to the Class A Notes on the following Payment Date as a result of interest shortfalls on the Mortgage Loans (the amount of such insufficiency, an “Interest Shortfall”), the Trustee shall provide the Advancing Agent with written notice of such Interest Shortfall no later than noon (New York time) on the Business Day preceding each Payment Date. The Trustee shall provide the Advancing Agent with notice, prior to any funding of an Interest Advance by the Advancing Agent, of any

additional interest remittances received by the Trustee after delivery of such initial notice that reduce such Interest Shortfall. No later than 5:00 p.m. (New York time) on the Business Day preceding the related Payment Date, the Advancing Agent shall advance the difference between such amounts (each such advance, an “Interest Advance”) by deposit of an amount equal to such Interest Advance in the Payment Account, subject to a determination of recoverability by the Advancing Agent as described in Section 10.9(b), and subject to a maximum limit in respect of any Payment Date equal to the lesser of (i) the aggregate of such Interest Shortfalls that would otherwise occur on the Class A Notes and (ii) the aggregate of the interest payments not received in respect of Mortgage Loans. Notwithstanding the foregoing, in no circumstance will the Advancing Agent be required to make an Interest Advance in respect of a Mortgage Loan to the extent that the aggregate outstanding amount of all unreimbursed Interest Advances would exceed the aggregate outstanding principal amount of the Class A Notes. Any Interest Advance made by the Advancing Agent with respect to a Payment Date that is in excess of the actual Interest Shortfall for such Payment Date shall be refunded to the Advancing Agent by the Trustee on the related Payment Date (or, if such Interest Advance is made prior to final determination by the Trustee of such Interest Shortfall, on the Business Day of such final determination). The Advancing Agent shall provide the Trustee written notice of a determination by the Advancing Agent that a proposed Interest Advance would constitute a Nonrecoverable Interest Advance no later than 5:00 p.m. (New York time) on the Business Day preceding the related Payment Date. If the Advancing Agent shall fail to make any required Interest Advance at or prior to the time at which distributions are to be made pursuant to Section 11.1(a), the Advancing Agent shall be terminated and the Backup Advancing Agent shall be required to make such Interest Advance, subject to a determination of recoverability by the Backup Advancing Agent as described in Section 10.9(b). The Backup Advancing Agent shall be entitled to conclusively rely on any affirmative determination by the Advancing Agent that an Interest Advance would constitute a Nonrecoverable Interest Advance. Based upon available information at the time, the Backup Advancing Agent, the Collateral Manager or the Advancing Agent will provide 15 days prior notice to the Rating Agency if recovery of a Nonrecoverable Interest Advance would result in an Interest Shortfall on the next succeeding Payment Date. No later than the close of business on the Determination Date related to a Payment Date on which the recovery of a Nonrecoverable Interest Advance would result in an Interest Shortfall, the Collateral Manager will provide the Rating Agency notice of such recovery.

                    (b) Notwithstanding anything herein to the contrary, neither the Advancing Agent nor the Backup Advancing Agent, as applicable, shall be required to make any Interest Advance unless such Person determines, in its sole discretion, exercised in good faith that such Interest Advance, or such proposed Interest Advance, plus interest expected to accrue thereon at the Reimbursement Rate, will be recoverable from subsequent payments or collections with respect to all Mortgage Loans and has determined in its reasonable judgment that the recovery would not result in an Interest Shortfall. In determining whether any proposed Interest Advance will be, or whether any Interest Advance previously made is, a Nonrecoverable Interest Advance, the Advancing Agent or the Backup Advancing Agent, as applicable, will take into account:

(i) amounts that may be realized on each Underlying Mortgaged Property in its “as is” or then-current condition and occupancy;

(ii) the potential length of time before such Interest Advance may be reimbursed and the resulting degree of uncertainty with respect to such reimbursement; and

(iii) the possibility and effects of future adverse changes with respect to the Underlying Mortgaged Properties, and

(iv) the fact that Interest Advances are intended to provide liquidity only and not credit support to the Holders of the Class A Notes.

                    For purposes of any such determination of whether an Interest Advance constitutes or would constitute a Nonrecoverable Interest Advance, an Interest Advance will be deemed to be nonrecoverable if the Advancing Agent or the Backup Advancing Agent, as applicable, determines that future Interest Proceeds and Principal Proceeds may be ultimately insufficient to fully reimburse such Interest Advance, plus interest thereon at the Reimbursement Rate within a reasonable period of time. Absent bad faith, the determination by the Advancing Agent or the Backup Advancing Agent, as applicable, as to the nonrecoverability of any Interest Advance shall be conclusive and binding on the Holders of the Class A Notes.

                    (c) Each of the Advancing Agent and the Backup Advancing Agent will be entitled to recover any previously unreimbursed Interest Advance made by it (including any Nonrecoverable Interest Advance), together with interest thereon, first, from Interest Proceeds and second (to the extent that there are insufficient Interest Proceeds for such reimbursement), from Principal Proceeds to the extent that such reimbursement would not trigger an additional Interest Shortfall; provided that if at any time an Interest Advance is determined to be a Nonrecoverable Interest Advance, the Advancing Agent or the Backup Advancing Agent shall be entitled to recover all outstanding Interest Advances from the Collection Accounts on any Business Day during any Interest Accrual Period prior to the related Determination Date (or on a Payment Date prior to any payment of interest on or principal of the Notes in accordance with the Priority of Payments). The Advancing Agent or the Backup Advancing Agent, as the case may be, shall be permitted (but not obligated) to defer or otherwise structure the timing of recoveries of Nonrecoverable Interest Advances in such manner as the Advancing Agent or the Backup Advancing Agent, as the case may be, determines is in the best interest of the Holders of the Notes, as a collective whole, which may include being reimbursed for Nonrecoverable Interest Advances in installments.

                    (d) The Advancing Agent and the Backup Advancing Agent will each be entitled with respect to any Interest Advance made by it (including Nonrecoverable Interest Advances) to interest accrued on the amount of such Interest Advance for so long as it is outstanding at the Reimbursement Rate.

                    (e) The obligations of the Advancing Agent and the Backup Advancing Agent to make Interest Advances in respect of the Notes will continue through the Stated Maturity Date, unless the Class A Notes are previously redeemed or repaid in full.

                    (f) In no event will the Advancing Agent, in its capacity as such hereunder or the Trustee, in its capacity as Backup Advancing Agent hereunder, be required to advance any amounts in respect of payments of principal of any Mortgage Loan or Note.

                    (g) [Reserved].

                    (h) The determination by the Advancing Agent or the Backup Advancing Agent, as applicable, (i) that it has made a Nonrecoverable Interest Advance or (ii) that any proposed Interest Advance (together with accrued interest thereon), if made, would constitute a Nonrecoverable Interest Advance, shall be evidenced by an Officer’s Certificate delivered promptly to the Trustee, the Issuer and Moody’s, setting forth the basis for such determination; provided that failure to give such notice, or any defect therein, shall not impair or affect the validity of, or the Advancing Agent’s or the Backup Advancing Agent’s, entitlement to reimbursement with respect to any Interest Advance.

                    Section 10.10 Reports by Parties.

                    (a) The Trustee shall supply, in a timely fashion, to the Issuer, the Co-Issuer, the Preferred Shares Paying Agent and the Collateral Manager any information regularly maintained by the Trustee that the Issuer, the Co-Issuer, the Preferred Shares Paying Agent or the Collateral Manager may from time to time request with respect to the Collateral or the Accounts and provide any other information reasonably available to the Trustee by reason of its acting as Trustee hereunder and required to be provided by Section 10.11 or to permit the Collateral Manager to perform its obligations under the Collateral Management Agreement. Each of the Issuer and Collateral Manager shall promptly forward to the Trustee any information in their possession or reasonably available to them concerning any of the Collateral that the Trustee reasonably may request or that reasonably may be necessary to enable the Trustee to prepare any report or perform any duty or function on its part to be performed under the terms of this Indenture.

                    Section 10.11 Reports; Accountings.

                                  (a) Based on the CREFC® Investor Reporting Package and other monthly reports prepared by the Servicer and delivered by the Servicer to the Trustee no later than 1:00 p.m. on the second Business Day prior to each Payment Date, the Trustee shall prepare and make available on the Trustee’s Website initially located at www.ctslink.com to each Privileged Person, a monthly report (the “Monthly Report”) substantially in the form set forth as Exhibit K hereto. The Monthly Report shall contain the following information and instructions with respect to the Collateral included in the Collateral based in part on information provided by the Collateral Manager:

(i) the Aggregate Principal Balance of all Mortgage Loans, together with the sum of (A) the Aggregate Principal Balance of all Mortgage Loans (other than Defaulted Mortgage Loans) plus (B) the Principal Balance of each Collateral which is a Defaulted Mortgage Loan;

(ii) the balance of all Eligible Investments and Cash in each of the Interest Collection Account, the Principal Collection Account, the Future Funding Reserve Account and the Expense Account;

(iii) the identity of each Mortgage Loan that was sold or disposed of pursuant to Section 12.1 (indicating whether such Mortgage Loan is a Defaulted Mortgage Loan or a Credit Risk Mortgage Loan (in each case, as reported in writing to the Trustee by the Collateral Manager) and whether such Mortgage Loan was sold pursuant to Section 12.1(a)(i) or (ii)) or Granted to the Trustee since the date of determination of the most recent Monthly Report;

(iv) the identity of each Mortgage Loan which became a Defaulted Mortgage Loan or a Credit Risk Mortgage Loan since the date of determination of the last Monthly Report;

(v) the Par Value Ratios and the Interest Coverage Ratios, and a statement as to whether the Coverage Tests are satisfied;

(vi) the Weighted Average Spread;

(vii) the Weighted Average Life of all the Mortgage Loans;

(viii) the amount of the current portion and the unpaid and unwaived portion, if any, of the Collateral Manager Fee with respect to the related Payment Date;

(ix) the amount of all Future Advances that were advanced;

(x) Principal Proceeds and Interest Proceeds received by the Issuer received in the related Due Period;

(xi) the Net Outstanding Portfolio Balance as of the close of business on the last Business Day of each Due Period after giving effect to the Principal Proceeds as of the last Business Day of such Due Period, principal collections received from Mortgage Loans in the related Due Period, the reinvestment of such proceeds in Eligible Investments during such Due Period and the Mortgage Loans that were released during such Due Period;

(xii) the Aggregate Outstanding Amount of the Notes of each Class at the beginning of the Due Period and such Aggregate Outstanding Amount as a percentage of the original Aggregate Outstanding Amount of the Notes of such Class, the amount of principal payments to be made on the Notes of each Class on the next Payment Date, the Aggregate Outstanding Amount of the Notes of each Class after giving effect to the payment of principal on the related Payment Date and such Aggregate Outstanding Amount as a percentage of the original Aggregate Outstanding Amount of the Notes of such Class;

(xiii) the Class A Interest Distribution Amount and the Class B Interest Distribution Amount for the related Payment Date and the aggregate amount paid for all prior Payment Dates in respect of such amounts;

(xiv) with the assistance of the Collateral Manager, the Company Administrative Expenses on an itemized basis;

(xv) the balance of Principal Proceeds and the balance of Interest Proceeds remaining in the Collection Accounts immediately after all payments and deposits to be made on the related Payment Date;

(xvi) the amount to be paid to the Advancing Agent or the Backup Advancing Agent, as applicable, as reimbursement of Interest Advances and Reimbursement Interest and calculate the amount of the Nonrecoverable Interest Advances to be paid to the Advancing Agent or the Backup Advancing Agent, as applicable;

(xvii) the amount on deposit in the Expense Account, the Unused Proceeds Account and the Future Funding Reserve Account;

(xviii) with respect to each Mortgage Loan and each Eligible Investment that is part of the Collateral, its Principal Balance, annual interest rate and maturity date; and

(xix) such other information as the Collateral Manager or the Trustee may reasonably agree to.

               (b) The Trustee, on behalf of the Issuer and upon request of the Collateral Manager shall calculate the Par Value Ratios and the Interest Coverage Ratios in respect of each Measurement Date and indicate pursuant to clause (viii) of each Monthly Report whether each Coverage Test is met and report to the Issuer, the Co-Issuer, the Trustee, and the Collateral Manager on each Measurement Date.

               (c) Upon receipt of each Monthly Report and each Redemption Date Statement, the Collateral Manager shall compare the information contained in its records with respect to the Collateral and shall, within five Business Days after receipt of each such Monthly Report or such Redemption Date Statement, notify the Issuer and the Trustee whether such information contained in the Monthly Report or the Redemption Date Statement, as the case may be, conforms to the information maintained by the Collateral Manager with respect to the Collateral, or detail any discrepancies. If any discrepancy exists, the Trustee, the Issuer and the Collateral Manager shall attempt to resolve the discrepancy. If such discrepancy cannot be promptly resolved, the Collateral Manager may cause the firm of Independent certified public accountants appointed by the Issuer pursuant to Section 10.14 hereof to review such Monthly Report or Redemption Date Statement, as the case may be, and the Collateral Manager’s records and the Trustee’s records to determine the cause of such discrepancy. If such review reveals an error in the Monthly Report or Redemption Date Statement, as the case may be, or the Trustee’s or the Collateral Manager’s records, the Monthly Report or Redemption Date Statement, as the case may be, or the Trustee’s or the Collateral Manager’s records, shall be revised accordingly and, as so revised, shall be utilized in making all calculations pursuant to this Indenture. The Rating Agency (in each case only so long as any Class of Notes is rated), the Placement Agent and the Collateral Manager shall be notified in writing of any such revisions by the Trustee, on behalf of the Issuer.

                    (d) All information made available on the Trustee’s Website will be restricted and the Trustee will only provide access to such reports to Privileged Persons in accordance with this Indenture. In connection with providing access to its website, the Trustee may require registration and the acceptance of a disclaimer.

                    (e) Not more than five Business Days after receiving an Issuer Request requesting information regarding a redemption of the Notes of a Class as of a proposed Redemption Date set forth in such Issuer Request, the Collateral Manager shall compute the following information and provide such information in a statement (the “Redemption Date Statement”) delivered to the Trustee and the Preferred Shares Paying Agent:

(i) the Aggregate Outstanding Amount of the Notes of the Class or Classes to be redeemed as of such Redemption Date;

(ii) the amount of accrued interest due on such Notes as of the last day of the Interest Accrual Period immediately preceding such Redemption Date;

(iii) the Redemption Price;

(iv) the sum of all amounts due and unpaid under Section 11.1(a) (other than amounts payable on the Notes being redeemed or to the Noteholders thereof); and

(v) the amount in the Accounts (other than the Preferred Share Distribution Account) available for application to the redemption of such Notes.

                    Section 10.12 Information Available Electronically

                    (a) The Trustee shall make available to Privileged Persons, via the Trustee’s Website, the following items (to the extent such items were prepared by, or were delivered to the Trustee in electronic format to TrustAdministrationGroup@wellsfargo.com and cts.cmbs.bond.admin@wellsfargo.com) and any such other information upon the agreement of the Issuer and the Trustee:

                    (i) the following “deal documents”:

(A) the Offering Circular and any other disclosure document relating to the Notes, in the form most recently provided to the Trustee by the Issuer or by any Person designated by the Issuer; and

(B) this Indenture and any supplemental indentures and exhibits hereto or thereto;

(C) the Servicing Agreement, and any exhibits and amendments thereto; and

(D) the Collateral Management Agreement, and any exhibits and amendments thereto;

          (ii) the following “periodic reports”:

(A) all Monthly Reports prepared by the Trustee pursuant to Section 10.11(a);

(B) all CREFC Reports delivered to the Trustee under the Servicing Agreement;

(C) reports prepared by the Collateral Manager and delivered to the Trustee containing the Moody’s Rating Factor of each Mortgage Loan and the Moody’s Weighted Average Rating Factor; and

(D) the following property-level documents (“Property-Level Documents”) with respect to each Mortgage Loan, to the extent received from the Servicer:

(a) inspection reports (including annual inspection reports);

(b) quarterly and annual property operating statements;

(c) quarterly and annual rent rolls;

(d) quarterly and annual financial statements;

(e) annual operating budgets;

(f) any other financial reports required to be delivered by a borrower under a Mortgage Loan; and

(g) Asset Status Report (as defined in the Servicing Agreement) with respect to each Specially Serviced Investment (as defined in the Servicing Agreement);

(iii) the “Investor Q&A Forum” pursuant to Section 10.12(c); and

(iv) solely to Noteholders and Beneficial Owners of Notes, the “Investor Registry” pursuant to Section 10.12(d).

        (b) The foregoing information shall be made available by the Trustee on the Trustee’s Website promptly following receipt. The Trustee shall have no obligation or duty to verify, confirm or otherwise determine whether the information being delivered is accurate, complete, conforms to the transaction, or otherwise is or is not anything other than what it purports to be. In the event that any such information is delivered or posted in error, the Trustee may remove it from the Trustee’s Website. The Trustee has not obtained and shall not be deemed to have obtained actual knowledge of any information posted to the Trustee’s Website to the extent such information was not produced by the Trustee. In connection with providing access to the Trustee’s Website, the Trustee may require registration and the acceptance of a disclaimer. The Trustee shall not be liable for the dissemination of information in accordance with the terms of this Agreement, makes no representations or warranties as to the accuracy or completeness of such information being made available, and assumes no responsibility for such information. Assistance in using the Trustee’s Website can be obtained by calling 866-846-4526.

                    (c) The Trustee shall make available, only to Privileged Persons, the Investor Q&A Forum. The “Investor Q&A Forum” shall be a service available on the Trustee’s Website, where (i) Noteholders and Beneficial Owners may submit questions to the Trustee relating to the Monthly Report, or submit questions to the Servicer or the Collateral Manager, as applicable, relating to the reports prepared by such parties, or the Collateral (collectively, “Inquiries”), and (ii) Privileged Persons may view Inquiries that have been previously submitted and answered, together with the answers thereto. Upon receipt of an Inquiry for the Servicer or the Collateral Manager, the Trustee shall forward the Inquiry to the appropriate person, in each case within a commercially reasonable period of time following receipt thereof. Following receipt of an Inquiry, the Trustee, the Servicer or the Collateral Manager, as applicable, unless it determines not to answer such Inquiry as provided below, shall reply to the Inquiry, which reply of the Servicer or the Collateral Manager shall be by email to the Trustee. The Trustee shall post (within a commercially reasonable period of time following preparation or receipt of such answer, as the case may be) such Inquiry and the related answer to the Trustee’s Website. If the Trustee, the Servicer or the Collateral Manager determines, in its respective sole discretion, that (i) any Inquiry is not of a type described above, (ii) answering any Inquiry would not be in the best interests of the Noteholders, (iii) answering any Inquiry would be in violation of applicable law, the applicable Loan Documents or this Agreement, (iv) answering any Inquiry would materially increase the duties of, or result in significant additional cost or expense to, the Trustee, the Servicer or the Collateral Manager, as applicable, or (v) answering any Inquiry is otherwise, for any reason, not advisable to answer, it shall not be required to answer such Inquiry and, in the case of the Servicer or the Collateral Manager, shall promptly notify the Trustee. The Trustee shall notify the Person who submitted such Inquiry in the event that the Inquiry will not be answered. Answers posted on the Investor Q&A Forum will be attributable only to the respondent, and shall not be deemed to be answers from any of the Issuer, the Co-Issuer, the Placement Agents, or any of their respective Affiliates. None of the Issuer, the Co-Issuer, the Placement Agents, or any of their respective Affiliates will certify to any of the information posted on the Investor Q&A Forum and no such party shall have any responsibility or liability for the content of any such information. The Trustee shall not be required to post to the Trustee’s Website any Inquiry or answer thereto that the Trustee determines, in its sole discretion, is administrative or ministerial in nature. The Investor Q&A Forum will not reflect questions, answers and other communications that are not submitted via the Trustee’s Website.

                    (d) The Trustee shall make available to any Noteholder and Beneficial Owners, the Investor Registry. The “Investor Registry” shall be a voluntary service available on the Trustee’s Website, where Noteholders and Beneficial Owners can register and thereafter obtain information with respect to any other Note holder or Beneficial Owner that has so registered. Any person registering to use the Investor Registry will be required to certify that (a)

it is a Note holder or a Beneficial Owner and (b) it grants authorization to the Trustee to make its name and contact information available on the Investor Registry for at least 45 days from the date of such certification to other registered Noteholders and registered Beneficial Owners. Such Person shall then be asked to enter certain mandatory fields such as the individual’s name, the company name and email address, as well as certain optional fields such as address, phone, and Class(es) of Notes owned. If any Note holder or Beneficial Owner notifies the Trustee that it wishes to be removed from the Investor Registry (which notice may not be within 45 days of its registration), the Trustee shall promptly remove it from the Investor Registry. The Trustee will not be responsible for verifying or validating any information submitted on the Investor Registry, or for monitoring or otherwise maintaining the accuracy of any information thereon. The Trustee may require acceptance of a waiver and disclaimer for access to the Investor Registry.

                    (e) Certain information concerning the Collateral and the Notes, including the Monthly Reports and supplemental notices, shall be provided by the Trustee to certain market data providers appointed by the Collateral Manager upon receipt by the Trustee from such persons of a certification in the form of Exhibit D hereto, which certification may be submitted electronically via the Trustee’s Website following authorization and direction by the Collateral Manager.

                    (f) The 17g-5 Information Provider shall make available, solely to NRSROs, the following items to the extent such items are delivered to it via email at 17g5informationprovider@wellsfargo.com, specifically with a subject reference of “DivCore CLO 2013-1, Ltd.” and an identification of the type of information being provided in the body of the email, or via any alternate email address following notice to the parties hereto or any other delivery method established or approved by the 17g-5 Information Provider if or as may be necessary or beneficial:

(i) any summary of oral communications with the Rating Agency that are delivered to the 17g-5 Information Provider pursuant to Section 14.13; provided that the summary of such oral communications shall not disclose which Rating Agency the communication was with;

(ii) any amendment to this Indenture pursuant to Article VIII; and

(iii) the “Rating Agency Q&A Forum and Servicer Document Request Tool” pursuant to Section 10.12(g).

                    The foregoing information shall be made available by the 17g-5 Information Provider on the 17g-5 Website or such other website as the Issuer may notify the parties hereto in writing. Information will be posted on the same Business Day of receipt provided that such information is received by 12:00 p.m. (eastern time) or, if received after 12:00 p.m., on the next Business Day. The 17g-5 Information Provider shall have no obligation or duty to verify, confirm or otherwise determine whether the information being delivered is accurate, complete, conforms to the transaction, or otherwise is or is not anything other than what it purports to be. In the event that any information is delivered or posted in error, the 17g-5 Information Provider may remove it from the website. The 17g-5 Information Provider (and the Trustee) has not obtained and shall not be deemed to have obtained actual knowledge of any information posted to the 17g-5 Website to the extent such information was not produced by it. Access will be provided by the 17g-5 Information Provider to NRSROs upon receipt of an NRSRO Certification in the form of Exhibit G hereto (which certification may be submitted electronically via the 17g-5 Website).

                    The 17g-5 Information Provider shall provide a mechanism to promptly notify each NRSRO that has signed-up for access to the 17g-5 Website in respect of the transaction governed by this Agreement each time an additional document is posted to such website. In connection with providing access to the 17g-5 Website, the 17g-5 Information Provider may require registration and the acceptance of a disclaimer. The 17g-5 Information Provider shall not be liable for the dissemination of information in accordance with the terms of this Agreement, makes no representations or warranties as to the accuracy or completeness of such information being made available, and assumes no responsibility for such information. The 17g-5 Information Provider shall not be liable for making any information available to the NRSROs unless same was delivered to it at its email address set forth above, with the proper subject heading. Assistance in using the 17g-5 Website can be obtained by calling 866-846-4526 or may be directed to 17g5informationprovider@wellsfargo.com.

                    (g) The 17g-5 Information Provider will make the “Rating Agency Q&A Forum and Servicer Document Request Tool” available to NRSROs via the 17g-5 Information Providers internet website, where NRSROs may (i) submit inquiries to the Trustee relating to the Monthly Report, (ii) submit inquiries to the CLO Servicer or the Collateral Manager relating to reports, or the Collateral, (iii) submit requests for loan-level reports and information, and (iv) view previously submitted inquiries and related answers or reports, as the case may be. The Trustee, the CLO Servicer or the Collateral Manager, as applicable, will be required to answer each inquiry, unless it determines that (a) answering the inquiry would be in violation of applicable law, the servicing standard or the Mortgage Loan Management Standard, as applicable, the Indenture, the Servicing Agreement, the Collateral Management Agreement, or the applicable loan documents, (b) answering the inquiry would or is reasonably expected to result in a waiver of an attorney-client privilege or the disclosure of attorney work product, or (c) answering the inquiry would materially increase the duties of, or result in significant additional cost or expense to, such party, and the performance of such additional duty or the payment of such additional cost or expense is beyond the scope of its duties under the Indenture, the Servicing Agreement, or the Collateral Management Agreement, as applicable. In the event that any of the Trustee, the CLO Servicer or the Collateral Manager declines to answer an inquiry, it shall promptly email the 17g-5 Information Provider with the basis of such declination. The 17g-5 Information Provider will be required to post the inquiries and the related answers (or reports, as applicable) on the Rating Agency Q&A Forum and Servicer Document Request Tool promptly upon receipt, or in the event that an inquiry is unanswered, the inquiry and the basis for which it was unanswered. The Rating Agency Q&A Forum and Servicer Document Request Tool may not reflect questions, answers, or other communications which are not submitted through the 17g-5 Website. Answers and information posted on the Rating Agency Q&A Forum and Servicer Document Request Tool will be attributable only to the respondent, and will not be deemed to be answers from any other person. No such other person will have any responsibility or liability for, and will not be deemed to have knowledge of, the content of any such information.

                    Section 10.13 Release of Mortgage Loans; Release of Collateral.

                    (a) If no Event of Default has occurred and is continuing and subject to Article 12 hereof, the Issuer (or the Collateral Manager on behalf of the Issuer) may direct the Trustee to release such Pledged Mortgage Loan from the lien of this Indenture, by Issuer Order delivered to the Trustee at least two Business Days prior to the settlement date for any sale of a Pledged Mortgage Loan certifying that (i) it has sold such Pledged Mortgage Loan pursuant to and in compliance with Article 12 or (ii) in the case of a redemption pursuant to Section 9.1, the proceeds from any such sale of Mortgage Loans are sufficient to redeem the Notes pursuant to Section 9.1, and, upon receipt of such Issuer Order, the Trustee shall deliver any such Pledged Mortgage Loan, if in physical form, duly endorsed to the broker or purchaser designated in such Issuer Order or to the Issuer if so requested in the Issuer Order, or, if such Pledged Mortgage Loan is represented by a Security Entitlement, cause an appropriate transfer thereof to be made, in each case against receipt of the sales price therefor as set forth in such Issuer Order. If requested, the Trustee may deliver any such Pledged Mortgage Loan in physical form for examination (prior to receipt of the sales proceeds) in accordance with street delivery custom. The Trustee shall (i) deliver any agreements and other documents in its possession relating to such Pledged Mortgage Loan and (ii) if applicable, duly assign each such agreement and other document, in each case, to the broker or purchaser designated in such Issuer Order or to the Issuer if so requested in the Issuer Order.

                    (b) The Issuer (or the Collateral Manager on behalf of the Issuer) may, by Issuer Order, delivered to the Trustee at least three Business Days prior to the date set for redemption or payment in full of a Pledged Mortgage Loan, certifying that such Pledged Mortgage Loan is being paid in full, direct the Trustee, or at the Trustee’s instructions, the Custodian, to deliver such Pledged Mortgage Loan and the related Mortgage Loan File therefor on or before the date set for redemption or payment, in each case against receipt of the applicable redemption price or payment in full thereof.

                    (c) With respect to any Mortgage Loan subject to a workout or restructure, the Issuer (or the Collateral Manager on behalf of the Issuer) may, by Issuer Order delivered to the Trustee at least two Business Days prior to the date set for an exchange, tender or sale, certifying that a Mortgage Loan is subject to a workout or restructuring and setting forth in reasonable detail the procedure for response thereto, direct the Trustee or at the Trustee’s instructions, the Custodial Securities Intermediary, to deliver any Collateral in accordance with such Issuer Order, in each case against receipt of payment therefor.

                    (d) The Trustee shall deposit any proceeds received by it from the disposition of a Pledged Mortgage Loan in the Principal Collection Account unless simultaneously applied to the purchase of Reinvestment Mortgage Loans, subject to the Reinvestment Criteria, or Eligible Investments under and in accordance with the requirements of Article 12 and this Article 10. Neither the Trustee nor the Custodial Securities Intermediary shall be responsible for any loss resulting from delivery or transfer of any such proceeds prior to receipt of payment in accordance herewith.

                    (e) The Trustee shall, upon receipt of an Issuer Order at such time as there are no Notes Outstanding and all obligations of the Issuer hereunder have been satisfied, release the Collateral from the lien of this Indenture.

                    (f) In the case of any modification or amendment that results in the release of the related Mortgage Loan, notwithstanding anything to the contrary in Section 5.5(a), the Trustee shall release of the related Mortgage Loan and the related Mortgage Loan File from the lien of this Indenture upon the written instruction of the CLO Servicer in accordance with the Servicing Agreement. In the absence of such instruction from the CLO Servicer, the Trustee shall have no obligation to take any such action. Neither the Issuer nor the Collateral Manager, or the CLO Servicer on behalf of the Issuer, shall be permitted to (i) extend the maturity date of a Mortgage Loan that is not in default beyond the extension terms provided in Loan Documents, if the Principal Balance of such Mortgage Loan, together with the aggregate Principal Balance of all other Mortgage Loans as to which a maturity extension had been granted prior to default exceeds $150,000,000 and (ii) to extend the maturity date of any Mortgage Loan to a date that is beyond the Stated Maturity Date of the Notes.

                    Section 10.14 Reports by Independent Accountants.

                    (a) On or about the Closing Date, the Issuer shall appoint a firm of Independent certified public accountants of recognized national reputation for purposes of preparing and delivering the reports or certificates of such accountants required by this Indenture. The Collateral Manager, on behalf of the Issuer, shall have the right to remove such firm or any successor firm. Upon any resignation by or removal of such firm, the Collateral Manager, on behalf of the Issuer, shall promptly appoint, by Issuer Order delivered to the Trustee, a successor thereto that shall also be a firm of Independent certified public accountants of recognized national reputation. If the Collateral Manager, on behalf of the Issuer, shall fail to appoint a successor to a firm of Independent certified public accountants which has resigned or been removed, within 30 days after such resignation or removal, the Issuer shall promptly notify the Trustee of such failure in writing. If the Collateral Manager, on behalf of the Issuer, shall not have appointed a successor within ten days thereafter, the Trustee shall promptly appoint a successor firm of Independent certified public accountants of recognized national reputation and the Collateral Manager shall be responsible for the execution of any engagement letter or agreement as may be required by such firm. The fees of such Independent certified public accountants and its successor shall be payable by the Issuer as provided in the Priority of Payments.

                    (b) Within 60 days after December 31 of each year (commencing with December 31, 2013), the Issuer shall cause to be delivered to the Trustee and the Collateral Manager an Accountants’ Report specifying the procedures applied and the associated findings with respect to the Monthly Reports and any Redemption Date Statements prepared in the year ending on such date. If at any time a successor firm of Independent certified public accountants is appointed, prior to the Payment Date following the date of such appointment), the Issuer shall deliver to the Trustee a draft of an (or form of) Accountant’s Report specifying in advance the procedures that such firm will be applying in making the aforementioned findings throughout the term of its service as accountants to the Issuer. The Trustee shall promptly forward a copy of such draft of an (or form of) Accountant’s Report to the Collateral Manager.

                    Section 10.15 Certain Procedures.

                    (a) For so long as the Notes may be transferred only in accordance with Rule 144A or another exemption from registration under the Securities Act, the Issuer (or the Collateral Manager on behalf of the Issuer) will ensure that any Bloomberg screen containing information about the Rule 144A Global Securities includes the following (or similar) language:

(i) the “Note Box” on the bottom of the “Security Display” page describing the Rule 144A Global Securities will state: “Iss’d Under 144A”;

(ii) the “Security Display” page will have the flashing red indicator “See Other Available Information”; and

(iii) the indicator will link to the “Additional Security Information” page, which will state that the Notes “are being offered in reliance on the exemption from registration under Rule 144A of the Securities Act to persons who are qualified institutional buyers (as defined in Rule 144A under the Securities Act).

                    (b) For so long as the Rule 144A Global Securities are registered in the name of DTC or its nominee, the Issuer (or the Collateral Manager on behalf of the Issuer) will instruct DTC to take these or similar steps with respect to the Rule 144A Global Securities:

(i) the DTC 20-character security descriptor and 48-character additional descriptor will indicate that sales are limited to QIBs; and

(ii) where the DTC deliver order ticket sent to purchasers by DTC after settlement is physical, it will have the 20-character security descriptor printed on it.

                    Section 10.16 Quarterly Conference Calls with the Collateral Manager.

                    Each Noteholder (who has submitted an Investor Certification) shall have the right to conference calls on a quarterly basis with the Collateral Manager upon reasonable notice and at times reasonably acceptable to the Collateral Manager, in which the status of the Mortgage Loans and activities with respect to the underlying mortgaged properties may be discussed.

ARTICLE 11

APPLICATION OF AMOUNTS

                    Section 11.1 Disbursements of Amounts from Payment Account.

                    (a) Notwithstanding any other provision in this Indenture, but subject to the other subsections of this Section 11.1 hereof, on each Payment Date, the Trustee shall disburse amounts transferred to the Payment Account from the Interest Collection Account and the Principal Collection Account pursuant to Section 10.2 hereof in accordance with the following priorities (the “Priority of Payments”):

(i) Interest Proceeds. On each Payment Date that is not a Redemption Date or a Payment Date following an acceleration of the Notes as a result of the occurrence and continuation of an Event of Default, Interest Proceeds with respect to the related Due Period shall be distributed in the following order of priority:

(1) to the payment of taxes and filing fees (including any registered office and government fees) owed by the Issuer, if any;

(2) (a) first, to the extent not previously reimbursed, to the Backup Advancing Agent or the Advancing Agent, in that order, the aggregate amount of any Nonrecoverable Interest Advances due and payable to such party and (b) second, to the Backup Advancing Agent and the Advancing Agent, in that order, (i) to the extent due and payable to such party, Reimbursement Interest and (ii) reimbursement of any outstanding Interest Advances not (in the case of this clause (ii)) to exceed the amount that would result in an Interest Shortfall with respect to such Payment Date;

(3) (a) first, to the payment to the Trustee of the accrued and unpaid fees in respect of its services equal to U.S.$3,500 per month, (b) second, to the payment of other accrued and unpaid Company Administrative Expenses of the Trustee, the Custodial Securities Intermediary, the Paying Agent, the Preferred Shares Paying Agent and the Calculation Agent, up to a cap of $225,000 per annum, (c) third, to the CLO Servicer for payment of the Servicing Fee under the Servicing Agreement (but only to the extent such fees were not previously retained by the CLO Servicer out of amounts collected in respect of the Mortgage Loans in accordance with the terms of the Servicing Agreement) and (d) fourth, to the payment of any other accrued and unpaid Company Administrative Expenses, the aggregate of all such amounts in clauses (c) and (d) above (including such amounts paid since the previous Payment Date from the Expense Account) not to exceed U.S.$125,000 per annum;

(4) to the payment of the Collateral Manager Fee and any previously due but unpaid Collateral Manager Fees (but only in the event that DivCore Subordinate Debt Club I Advisors, LLC or an affiliate thereof is not acting as Collateral Manager);

(5) to the payment of the Class A Interest Distribution Amount, plus, any Class A Defaulted Interest Amount;

(6) if any of the Class A Coverage Tests are not satisfied as of the Determination Date relating to such Payment Date, to the payment of principal on the Class A Notes to the extent necessary to cause each of the Coverage Tests to be satisfied or, if sooner, until the Class A Notes have been paid in full;

(7) to the payment of the Class B Interest Distribution Amount, plus, any Class B Defaulted Interest Amount;

(8) to the payment of the Class B Capitalized Interest (if any);

(9) if either of the Class B Coverage Tests are not satisfied as of the Determination Date relating to such Payment Date, to the payment of principal of each Class of Notes, (i) first, to the Class A Notes and (ii) second, to the Class B Notes to the extent necessary to cause each of the Coverage Tests to be satisfied or, if sooner, until the Class A Notes and Class B Notes have been paid in full;

(10) on each Payment Date following the occurrence of a Rating Confirmation Failure, to the payment of principal of each Class of Notes, (i) first, to the Class A Notes and (ii) second, to the Class B Notes, in each case until the rating assigned on the Closing Date to each Class of Notes has been reinstated or such Class has been paid in full;

(11) to the payment of any Company Administrative Expenses not paid pursuant to clause (3) above in the order specified therein;

(12) upon direction of the Collateral Manager, for deposit into the Expense Account in an amount not to exceed U.S.$50,000 in respect of such Payment Date;

(13) beginning with the Payment Date occurring in December 2017, to the payment of principal, first, on the Class A Notes and (ii) second, on the Class B Notes, until the Class A Notes and the Class B Notes have been paid in full;

(14) any remaining Interest Proceeds to be released from the lien of this Indenture and paid (upon standing order of the Issuer) to the Preferred Shares Paying Agent for deposit into the Preferred Share Distribution Account for distribution to the Holder of the Preferred Shares as payments of the Preferred Shares Distribution Amount subject to and in accordance with the provisions of the Preferred Share Paying Agency Agreement.

(ii) Principal Proceeds. On each Payment Date that is not a Redemption Date or a Payment Date following an acceleration of the Notes as a result of the occurrence and continuation of an Event of Default, Principal Proceeds with respect to the related Due Period shall be distributed in the following order of priority:

(1) to the payment of the amounts referred to in clauses (1) through (9) of Section 11.1(a)(i) in the same order of priority specified therein, without giving effect to any limitations on amounts payable set forth therein, but only to the extent not paid in full thereunder;

(2) on the Payment Date following the Effective Date, to the payment of principal, in an amount equal to all amounts remaining in the Unused Proceeds Account as of the Effective Date, (i) first, to the Class A Notes and (ii) second, to the Class B Notes, in each case until such Class has been paid in full;

(3) on each Payment Date following the occurrence of a Rating Confirmation Failure, to the extent that application of Interest Proceeds pursuant to Section 11.1(a)(i)(10) is insufficient to cause the ratings assigned to each Class of Notes to be reinstated or any affected Class to be paid in full, to the payment of principal (i) first, to the Class A Notes and (ii) second, to the Class B Notes, in each case until the rating assigned on the Closing Date to each Class of Notes has been reinstated or such Class has been paid in full;

(4) during the Reinvestment Period, so long as the Issuer is permitted to purchase Reinvestment Mortgage Loans in accordance with Section 12.2, at the direction of the Collateral Manager, the amount designated by the Collateral Manager during the related Interest Accrual Period for payment of the purchase price of Reinvestment Mortgage Loans;

(5) to the payment of principal of the Class A Notes until the Class A Notes have been paid in full;

(6) to the payment of principal of the Class B Notes (including any Class B Capitalized Interest) until the Class B Notes have been paid in full;

(7) to the payment of amounts referred to in clause (11) of Section 11.1(a)(i) in the same order of priority specified therein;

(8) any remaining Principal Proceeds to be released from the lien of this Indenture and paid (upon standing order of the Issuer) to the Preferred Shares Paying Agent for deposit into the Preferred Share Distribution Account for distribution to the Holders of the Preferred Shares as payments of the Preferred Shares Distribution Amount subject to and in accordance with the provisions of the Preferred Share Paying Agency Agreement.

(iii) Redemption Dates During Events of Default. On any Redemption Date or a Payment Date following the occurrence and continuation of an acceleration of the Notes as result of an Event of Default, Interest Proceeds and Principal Proceeds with respect to the related Due Period will be distributed in the following order of priority:

(1) to the payment of the amounts referred to in clauses (1) through (4) of Section 11.1(a)(i) in the same order of priority specified therein, but without giving effect to any limitations on amounts payable set forth therein;

(2) to the payment of any out-of-pocket fees and expenses of the Issuer and Trustee (including legal fees and expenses) incurred in connection with an acceleration of the Notes following an Event of Default, including in connection with sale and liquidation of any of the Collateral in connection therewith;

(3) to the payment of the Class A Interest Distribution Amount, plus, any Class A Defaulted Interest Amount;

(4) to the payment in full of principal of the Class A Notes;

(5) to the payment of the Class B Interest Distribution Amount, plus, any Class B Defaulted Interest Amount;

(6) to the payment in full of principal of the Class B Notes (including any Class B Capitalized Interest); and

(7) any remaining Principal Proceeds to be released from the lien of this Indenture and paid (upon standing order of the Issuer) to the Preferred Shares Paying Agent for deposit into the Preferred Share Distribution Account for distribution to the holder of the Preferred Shares as payments of the Preferred Shares Distribution Amount subject to and in accordance with the provisions of the Preferred Share Paying Agency Agreement.

               (b) On or before the Business Day prior to each Payment Date, the Issuer shall, pursuant to Section 10.2(e), remit or cause to be remitted to the Trustee for deposit in the Payment Account an amount of Cash sufficient to pay the amounts described in Section 11.1(a) required to be paid on such Payment Date.

               (c) If on any Payment Date the amount available in the Payment Account from amounts received in the related Due Period are insufficient to make the full amount of the disbursements required by any lettered clause of Section 11.1(a)(i), Section 11.1(a)(ii) or Section 11.1(a)(iii), the Trustee shall make the disbursements called for by such clause ratably in accordance with the respective amounts of such disbursements then due and payable to the extent funds are available therefor.

               (d) In the event that Interest Proceeds or Principal Proceeds on any Payment Date are to be applied to the payment of principal of or interest on any Class of Notes pursuant to Section 11.1(a)(i), Section 11.1(a)(ii) or Section 11.1(a)(iii), such payments will be made to Noteholders of each applicable Class, as to each such Section, pro rata based on the amounts thereof then due and payable.

               (e) In connection with any required payment by the Issuer to the CLO Servicer pursuant to the Servicing Agreement of any amount scheduled to be paid from time to time between Payment Dates from amounts received with respect to the Mortgage Loans, such amounts shall be distributed to the CLO Servicer pursuant to the terms of the Servicing Agreement.

               Section 11.2 Securities Accounts.

               All amounts held by, or deposited with the Trustee in the Collection Accounts, the Payment Account, the Expense Account, the Unused Proceeds Account or the Future Funding Reserve Account pursuant to the provisions of this Indenture, and not invested in Eligible Investments as herein provided, shall be credited one or more securities accounts established and maintained pursuant to the Securities Account Control Agreement at the Corporate Trust Office of the Trustee, in its capacity as Custodial Securities Intermediary or at another financial institution whose long-term rating is at least equal to, “A2” by Moody’s and agrees to act as a Securities Intermediary on behalf of the Trustee on behalf of the Secured Parties pursuant to an account control agreement in form and substance similar to the Securities Account Control

Agreement. To the extent amounts deposited in such trust account exceed amounts insured by the Bank Insurance Fund or Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation, or any agencies succeeding to the insurance functions thereof, and are not fully collateralized by direct obligations of the United States of America, such excess shall be invested in Eligible Investments as directed by Issuer Order.

ARTICLE 12

SALE OF MORTGAGE LOANS

                    Section 12.1 Sales of Mortgage Loans.

                    (a) Except as otherwise expressly permitted or required by this Indenture, the Issuer shall not sell or otherwise dispose of any Mortgage Loan. The Collateral Manager, on behalf of the Issuer, acting pursuant to the Collateral Management Agreement may direct the Servicer on behalf of the Trustee in writing to sell:

(i) any Defaulted Mortgage Loan at any time;

(ii) a Buy/Sell Interest at any time; and

(iii) so long as the Class A Majority Holder Approval has been obtained from each Class A Majority Holder, any Credit Risk Mortgage Loan. The Trustee shall sell any Mortgage Loan in any sale permitted pursuant to this Section 12.1(a), as directed by the Collateral Manager.

                    (b) In addition with respect to any Defaulted Mortgage Loan or Credit Risk Mortgage Loan permitted to be sold pursuant to Section 12.1(a), the Collateral Manager may, on behalf of the Issuer, dispose of such Defaulted Mortgage Loan or Credit Risk Mortgage Loan by purchasing or causing its affiliate to purchase (x) such Credit Risk Mortgage Loan or Defaulted Mortgage Loan from the Issuer for a cash purchase price that will be equal to the sum of (i) the Principal Balance thereof plus (ii) all accrued and unpaid interest thereon (such purchase, a “Credit Risk/Defaulted Mortgage Loan Cash Purchase”).

                    If a Mortgage Loan that is a Defaulted Mortgage Loan is not sold by the Issuer (at the direction of the Collateral Manager) within three years of such Mortgage Loan becoming a Defaulted Mortgage Loan, the Collateral Manager, on behalf of the Issuer, will use its commercially reasonable efforts to sell such Mortgage Loan as soon as commercially practicable thereafter.

                    (c) After the Issuer has notified the Trustee of an Optional Redemption, a Clean-Up Call or a Tax Redemption in accordance with Section 9.1, the Collateral Manager, on behalf of the Issuer, and acting pursuant to the Collateral Management Agreement, may at any time sell any Mortgage Loan without regard to the foregoing limitations in Section 12.1(a); provided that:

(i) the Sale Proceeds therefrom must be used to pay certain expenses and redeem all of the Notes in whole but not in part pursuant to Section 9.1, and upon any such sale the Trustee shall release such Mortgage Loan pursuant to Section 10.13;

(ii) the Issuer may not direct the Collateral Manager to sell (and the Collateral Manager shall not be required to release) a Mortgage Loan pursuant to this Section 12.1(b) unless:

(1) the Collateral Manager certifies to the Trustee that, in the Collateral Manager’s reasonable business judgment based on calculations included in the certification (which shall include the sales prices of the Mortgage Loans), the Sale Proceeds from the sale of one or more of the Mortgage Loans and all Cash and proceeds from Eligible Investments will be at least equal to the Total Redemption Price; and

(2) the Independent accountants appointed by the Issuer pursuant to Section 10.14 shall recalculate the calculations made in clause (1) above and prepare an agreed-upon procedures report.

(iii) in connection with an Optional Redemption, a Clean-up Call or a Tax Redemption, all the Mortgage Loans to be sold pursuant to this Section 12.1(b) must be sold in accordance with the requirements set forth in Section 9.1(e).

            (d) In the event that any Notes remain Outstanding as of the Payment Date occurring six months prior to the Stated Maturity Date of the Notes, the Collateral Manager will be required to determine whether the proceeds expected to be received on the Collateral prior to the Stated Maturity Date of the Notes will be sufficient to pay in full the principal amount of (and accrued interest on) the Notes on the Stated Maturity Date. If the Collateral Manager determines, in its sole discretion, that such proceeds will not be sufficient to pay the outstanding principal amount of and accrued interest on the Notes (a “Note Liquidation Event”) on the Stated Maturity Date of the Notes, the Issuer will, at the direction of the Collateral Manager, be obligated to liquidate the portion of Mortgage Loans sufficient to pay the remaining principal amount of and interest on the Notes on or before the Stated Maturity Date. The Mortgage Loans to be liquidated by the Issuer will be selected by the Collateral Manager.

            (e) Notwithstanding anything herein to the contrary, (a) in the event that a “buy/sell” arrangement has been initiated with respect to a Buy/Sell Interest, or (b) a Mortgage Loan is subject to a workout and, in either case, the Collateral Manager determines in accordance with the Mortgage Loan Management Standard that the sale of any such Mortgage Loan is in the best interest of the Noteholders, the Collateral Manager may, on behalf of the Issuer, sell such Mortgage Loan in accordance with the terms of the related Loan Documents.

            (f) [Reserved].

            (g) Notwithstanding anything herein to the contrary, to the extent the Collateral Manager deems necessary or advisable in accordance with the Mortgage Loan Management Standard, the Issuer may, at the direction of the Collateral Manager, assign its right to purchase under a “buy/sell” arrangement in respect of a Mortgage Loan to the Holder of the Preferred Shares or any Affiliate thereof.

                    Section 12.2 Reinvestment Mortgage Loans.

                    (a) Except as provided in Section 12.3(c), during the Reinvestment Period (or within 60 days after the end of the Reinvestment Period with respect to reinvestments made pursuant to binding commitments to purchase entered into during the Reinvestment Period), Principal Proceeds received may, but are not required to, be reinvested in Reinvestment Mortgage Loans (which shall be, and hereby are upon acquisition by the Issuer, Granted to the Trustee pursuant to the Granting Clause of this Indenture) that satisfy the applicable Eligibility Criteria and the following additional criteria (the “Reinvestment Criteria”), as evidenced by an Officer’s Certificate of the Collateral Manager on behalf of the Issuer substantially in the form of Exhibit I hereto delivered to the Trustee, as of the date of the commitment to purchase such Reinvestment Mortgage Loans:

(i) the Coverage Tests are satisfied;

(ii) no Event of Default has occurred and is continuing; and

(iii) the Class A Majority Holders shall not have disapproved of such purchase (which for this purpose shall mean that not all of the Class A Majority Holders have exercised their Class A Disapproval Right).

                    The acquisition by the Issuer of the Reinvestment Mortgage Loans, and the remittance by the Trustee of the related Principal Proceeds from the Collection Account shall be conditioned upon (i) receipt by the Trustee of the Officer’s Certificate of the Collateral Manager substantially in the form of Exhibit I hereto confirming satisfaction of the Eligibility Criteria and Reinvestment Criteria and (2) confirmation by the Custodian that each original mortgage note with respect to each related Reinvestment Mortgage Loan has been delivered to the Custodian for the benefit of the Trustee.

                    (b) Notwithstanding the foregoing provisions, (i) Cash on deposit in the Collection Accounts may be invested in Eligible Investments, pending investment in Reinvestment Mortgage Loans and (ii) if an Event of Default shall have occurred and be continuing, no Reinvestment Mortgage Loan may be acquired unless it was the subject of a commitment entered into by the Issuer prior to the occurrence of such Event of Default.

                    (c) Notwithstanding the foregoing provisions, at any time when the Parent REIT holds 100% of the Preferred Shares, it may contribute additional Cash and/or Mortgage Loans to the Issuer so long as any such Mortgage Loans satisfy the Eligibility Criteria at the time of such contribution. Cash contributed to the Issuer by the Parent REIT (whether before or after the Reinvestment Period) may be reinvested by the Issuer in Reinvestment Mortgage Loans in accordance with the requirements set forth in Section 12.2(a).

                    Section 12.3 Conditions Applicable to all Transactions Involving Sale or Grant.

                    (a) Any transaction effected after the Closing Date under this Article 12 or Section 10.13 shall be conducted in accordance with the requirements of the Collateral Management Agreement; provided that (1) the Collateral Manager shall not, on behalf of the Trustee acquire any Reinvestment Mortgage Loan for inclusion in the Collateral from the Collateral Manager or any of its Affiliates as principal or to sell any Mortgage Loan from the Collateral to the Collateral Manager or any of its Affiliates as principal unless the transaction is effected in accordance with the Collateral Management Agreement and (2) the Collateral Manager shall not acquire any Reinvestment Mortgage Loan for inclusion in the Collateral from any account or portfolio for which the Collateral Manager serves as investment adviser or sell any Mortgage Loan to any account or portfolio for which the Collateral Manager serves as investment adviser unless such transactions comply with the Collateral Management Agreement and Section 206(3) of the Advisers Act. The Trustee shall have no responsibility to oversee compliance with this clause by the other parties.

                    (b) Upon any Grant pursuant to this Article 12, all of the Issuer’s right, title and interest to the Collateral shall be Granted to the Trustee pursuant to this Indenture and the Trustee shall receive such Collateral. The Trustee also shall receive, not later than the date of delivery of any Mortgage Loan delivered after the Closing Date, and as a condition to the Trustee’s release of funds from the applicable Account, an Officer’s Certificate of the Collateral Manager in the form of Exhibit I hereto, certifying that, as of the date of such Grant, such Grant complies with the applicable conditions of and is permitted by this Article 12 (and setting forth, to the extent appropriate, calculations in reasonable detail necessary to determine such compliance).

                    (c) Notwithstanding anything contained in this Article 12 to the contrary, the Issuer shall, subject to this Section 12.3(c), have the right to effect any transaction which has been consented to by the Holders of Notes evidencing 100% of the Aggregate Outstanding Amount of each and every Class of Notes (or if there are no Notes Outstanding, 100% of the Preferred Shares).

                    Section 12.4 Modifications to Moody’s Tests.

                    In the event Moody’s modifies the definitions or calculations relating to any of the Eligibility Criteria or either of the Coverage Tests (each, a “Moody’s Test Modification”), in any case in order to correspond with published changes in the guidelines, methodology or standards established by Moody’s, the Issuer may, but is under no obligation solely as a result of this Section 12.4 to, incorporate corresponding changes into this Indenture by an amendment or supplement hereto without the consent of the Holders of the Notes (except as provided below) (but with written notice to the Noteholders) or the Preferred Shares if (x) the Rating Agency Condition is satisfied and (y) written notice of such modification is delivered by the Collateral Manager to the Trustee and the Holders of the Notes and Preferred Shares (which notice may be included in the next regularly scheduled report to Noteholders). Any such Moody’s Test Modification shall be effected without execution of a supplemental indenture; provided, however, that such amendment shall be (i) evidenced by a written instrument executed and delivered by each of the Co-Issuers and the Collateral Manager and delivered to the Trustee, (ii)

accompanied by delivery by the Issuer to the Trustee of an Officer’s Certificate of the Issuer (or the Collateral Manager on behalf of the Issuer) certifying that such amendment has been made pursuant to and in compliance with this Section 12.4.

ARTICLE 13

NOTEHOLDERS’ RELATIONS

                    Section 13.1 Subordination.

                    (a) Anything in this Indenture or the Notes to the contrary notwithstanding, the Issuer and the Holders of the Class B Notes agree for the benefit of the Holders of the Class A Notes that the Class B Notes (the “Subordinate Interests”) shall be subordinate and junior to the Class A Notes to the extent and in the manner set forth in Article XI of this Indenture. On each Redemption Date and each Payment Date as a result of the occurrence and continuation of the acceleration of the Notes following the occurrence of an Event of Default, all accrued and unpaid interest on and outstanding principal on the Class A Notes shall be paid pursuant to Section 11.1(a)(iii) in full in Cash or, to the extent 100% of Holders of the Class A Notes consent, other than in Cash, before any further payment or distribution is made on account of the Class B Notes, to the extent and in the manner provided in Section 11.1(a)(iii).

                    (b) In the event that notwithstanding the provisions of this Indenture, any holder of any Subordinate Interests shall have received any payment or distribution in respect of such Subordinate Interests contrary to the provisions of this Indenture, then, unless and until all accrued and unpaid interest on and outstanding principal of the Class A Notes has been paid in full in accordance with this Indenture, such payment or distribution shall be received and held in trust for the benefit of, and shall forthwith be paid over and delivered to, the Trustee, which shall pay and deliver the same to the Holders of the Class A Notes in accordance with this Indenture.

                    (c) Each Holder of Class A Notes agrees with the Trustee on behalf of the Secured Parties that such Holder shall not demand, accept, or receive any payment or distribution in respect of the Class A Notes in violation of the provisions of this Indenture including this Section 13.1. Nothing in this Section 13.1 shall affect the obligation of the Issuer to pay Holders of the Class A Notes any amounts due and payable hereunder.

                    (d) Each Holder of Subordinate Interests agrees with the Trustee on behalf of the Secured Parties that such Holder of Subordinate Interests shall not demand, accept, or receive any payment or distribution in respect of such Subordinate Interests in violation of the provisions of this Indenture including this Section 13.1; provided, however, that after all accrued and unpaid interest on, and principal of, the Class A Notes have been paid in full, the Holders of Subordinate Interests shall be fully subrogated to the rights of the Holders of the Class A Notes. Nothing in this Section 13.1 shall affect the obligation of the Issuer to pay Holders of Subordinate Interests any amounts due and payable hereunder.

                    (e) The Holders of each Class of Notes agree, for the benefit of all Holders of each Class of Notes, not to cause the filing of a petition in bankruptcy against the Issuer, the Co-Issuer or any Permitted Subsidiary until the payment in full of the Notes and not before one year and a day, or if longer, the applicable preference period then in effect, has elapsed since such payment.

                    Section 13.2 Standard of Conduct.

                    In exercising any of its or their voting rights, rights to direct and consent or any other rights as a Securityholder under this Indenture, a Securityholder or Securityholders shall not have any obligation or duty to any Person or to consider or take into account the interests of any Person and shall not be liable to any Person for any action taken by it or them or at its or their direction or any failure by it or them to act or to direct that an action be taken, without regard to whether such action or inaction benefits or adversely affects any Securityholder, the Issuer, or any other Person, except for any liability to which such Securityholder may be subject to the extent the same results from such Securityholder’s taking or directing an action, or failing to take or direct an action, in bad faith or in violation of the express terms of this Indenture.

ARTICLE 14

MISCELLANEOUS

                    Section 14.1 Form of Documents Delivered to the Trustee.

                    In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                    Any certificate or opinion of an Authorized Officer of the Issuer or the Co-Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such Authorized Officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer of the Issuer or the Co-Issuer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, the Issuer, the Co-Issuer, the Collateral Manager or any other Person, stating that the information with respect to such factual matters is in the possession of the Issuer, the Co-Issuer, the Collateral Manager or such other Person, unless such Authorized Officer of the Issuer or the Co-Issuer or such counsel knows that the certificate or opinion or representations with respect to such matters are erroneous. Any Opinion of Counsel also may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an Authorized Officer of the Issuer or the Co-Issuer, or the Collateral Manager on behalf of the Issuer, certifying as to the factual matters that form a basis for such Opinion of Counsel and stating that the information with respect to such matters is in the possession of the Issuer or the Co-Issuer or the Collateral Manager on behalf of the Issuer, unless such counsel knows that the certificate or opinion or representations with respect to such matters are erroneous.

                    Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

                    Whenever in this Indenture it is provided that the absence of the occurrence and continuation of a Default or Event of Default is a condition precedent to the taking of any action by the Trustee at the request or direction of the Issuer or the Co-Issuer, then notwithstanding that the satisfaction of such condition is a condition precedent to the Issuer’s or the Co-Issuer’s rights to make such request or direction, the Trustee shall be protected in acting in accordance with such request or direction if it does not have knowledge of the occurrence and continuation of such Default or Event of Default as provided in Section 6.1(e).

                    Section 14.2 Acts of Securityholders.

                    (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Securityholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Securityholders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee, and, where it is hereby expressly required, to the Issuer and/or the Co-Issuer. Such instrument or instruments (and the action or actions embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the Securityholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee, the Issuer and the Co-Issuer, if made in the manner provided in this Section 14.2.

                    (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner which the Trustee deems sufficient.

                    (c) The principal amount and registered numbers of Notes held by any Person, and the date of his holding the same, shall be proved by the Notes Register. The Notional Amount and registered numbers of the Preferred Shares held by any Person, and the date of his holding the same, shall be proved by the register maintained with respect to the Preferred Shares. Notwithstanding the foregoing, the Trustee may conclusively rely on an Investor Certification to determine ownership of any Notes.

                    (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Securityholder shall bind such Securityholder (and any transferee thereof) of such Security and of every Security issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee, the Preferred Shares Paying Agent, the Share Registrar, the Issuer or the Co-Issuer in reliance thereon, whether or not notation of such action is made upon such Security.

                    Section 14.3 Notices, etc., to the Trustee, the Issuer, the Co-Issuer, the Advancing Agent, the Collateral Manager, the Placement Agent and the Rating Agency.

                    Any request, demand, authorization, direction, notice, consent, waiver or Act of Securityholders or other documents provided or permitted by this Indenture to be made upon, given or furnished to, or filed with:

                    (a) the Trustee by any Securityholder or by the Issuer or the Co-Issuer shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to and mailed, by certified mail, return receipt requested, hand delivered, sent by overnight courier service guaranteeing next day delivery or by facsimile in legible form, to the Trustee addressed to it at its Corporate Trust Office, or at any other address previously furnished in writing to the Issuer, the Co-Issuer or Securityholders by the Trustee;

                    (b) the Issuer by the Trustee or by any Securityholder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first class postage prepaid, hand delivered, sent by overnight courier service or by facsimile in legible form, to the Issuer addressed to it at DivCore CLO 2013-1, Ltd. at c/o Appleby Trust (Cayman) Ltd., Clifton House, 75 Fort Street, P.O. Box 1350, Grand Cayman KY1-1108, Cayman Islands, Attention: The Directors, or at any other address previously furnished in writing to the Trustee by the Issuer, with a copy to the Collateral Manager at its address set forth below;

                    (c) the Co-Issuer by the Trustee or by any Securityholder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first class postage prepaid, hand delivered, sent by overnight courier service or by facsimile in legible form, to the Co-Issuer addressed to it in c/o Puglisi & Associates, 850 Library Avenue, Suite 204, Newark, Delaware 19711, Attention: Donald J. Puglisi, facsimile number: (302) 738-7210, or at any other address previously furnished in writing to the Trustee by the Co-Issuer, with a copy to the Collateral Manager at its address set forth below;

                    (d) the Advancing Agent by the Trustee, the Issuer or the Co-Issuer shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first class postage prepaid, hand delivered, sent by overnight courier service or by facsimile in legible form, to the Advancing Agent addressed to it at Situs Asset Management LLC, 4665 Southwest Freeway, Houston, Texas 77027, Attention: Christopher Hyatt, Managing Director, or at any other address previously furnished in writing to the Trustee and the Co-Issuers, with a copy to the Collateral Manager at its address set forth below.

                    (e) the Preferred Shares Paying Agent shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to and mailed, by certified mail, return receipt requested, hand delivered, sent by overnight courier service guaranteeing next day delivery or by facsimile in legible form, to the Preferred Shares Paying Agent addressed to it at its Corporate Trust Office or at any other address previously furnished in writing by the Trustee;

                    (f) the Collateral Manager by the Issuer, the Co-Issuer or the Trustee shall be sufficient for every purpose hereunder if in writing and mailed, first class postage prepaid, hand delivered, sent by overnight courier service or by facsimile in legible form, to the Collateral Manager addressed to it at DivCore Subordinate Debt Club I Advisors, LLC, 80 Field Point Road, Greenwich, Connecticut 06830, Attention: Jordan Bock, or at any other address previously furnished in writing to the Issuer, the Co-Issuer or the Trustee;

                    (g) the Rating Agency, as applicable, by the Issuer, the Co-Issuer, the Collateral Manager or the Trustee shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first class postage prepaid, hand delivered, sent by overnight courier service or by facsimile in legible form, to the Rating Agency addressed to it at Moody’s Investor Services, Inc., 7 World Trade Center, 250 Greenwich Street, New York, New York 10007, Attention: CMBS Surveillance (or by electronic mail at moodys_cre_cdo_monitoring@moodys.com) or such other address that a Rating Agency shall designate in the future; provided that any request, demand, authorization, direction, order, notice, consent, waiver or Act of Securityholders or other documents provided or permitted by this Indenture to be made upon, given or furnished to, or filed with the Rating Agency (“17g-5 Information”) shall be given in accordance with, and subject to, the provisions of Section 14.13 hereof; and

                    (h) the Placement Agent by the Issuer, the Co-Issuer, the Trustee or the Collateral Manager shall be sufficient for every purpose hereunder if in writing and mailed, first class postage prepaid, hand delivered, sent by overnight courier service or by facsimile in legible form to the Placement Agent at Jefferies LLC, 520 Madison Avenue, New York, New York 10022, Attention: Mark Green, Telephone: (212) 336-7074, email: mgreen@jefferies.com.

                    Section 14.4 Notices to Noteholders; Waiver.

                    Except as otherwise expressly provided herein, where this Indenture provides for notice to Holders of Notes of any event,

                    (a) such notice shall be sufficiently given to Holders of Notes if in writing and mailed, first class postage prepaid, to each Holder of a Note affected by such event, at the address of such Holder as it appears in the Notes Register, not earlier than the earliest date and not later than the latest date, prescribed for the giving of such notice;

                    (b) such notice shall be in the English language; and

                    (c) all reports or notices to Preferred Shareholders shall be sufficiently given if provided in writing and mailed, first class postage prepaid, to the Preferred Shares Paying Agent.

                    The Trustee shall deliver to the Holders of the Notes any information or notice requested to be so delivered by at least 25% of the Holders of any Class of Notes.

                    Neither the failure to mail any notice, nor any defect in any notice so mailed, to any particular Holder of a Note shall affect the sufficiency of such notice with respect to other Holders of Notes. In case by reason of the suspension of regular mail service or by reason of any other cause, it shall be impracticable to give such notice by mail, then such notification to

Holders of Notes shall be made with the approval of the Trustee and shall constitute sufficient notification to such Holders of Notes for every purpose hereunder.

                    Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                    In the event that, by reason of the suspension of the regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

                    Section 14.5 Effect of Headings and Table of Contents.

                    The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

                    Section 14.6 Successors and Assigns.

                    All covenants and agreements in this Indenture by the Issuer and the Co-Issuer shall bind their respective successors and assigns, whether so expressed or not.

                    Section 14.7 Severability.

                    In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                    Section 14.8 Benefits of Indenture.

                    Nothing in this Indenture or in the Securities, expressed or implied, shall give to any Person, other than (i) the parties hereto and their successors hereunder and (ii) the Collateral Manager, the Preferred Shareholders, the Preferred Shares Paying Agent, the Share Registrar and the Noteholders (each of whom, in the case of this clause (ii), shall be an express third party beneficiary hereunder), any benefit or any legal or equitable right, remedy or claim under this Indenture.

                    Section 14.9 Governing Law.

                    THIS INDENTURE AND EACH NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

                    Section 14.10 Submission to Jurisdiction.

                    Each of the Issuer and the Co-Issuer hereby irrevocably submits to the non-exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan in The City of New York in any action or proceeding arising out of or relating to the Notes or this Indenture, and each of the Issuer and the Co-Issuer hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State or federal court. Each of the Issuer and the Co-Issuer hereby irrevocably waives, to the fullest extent that they may legally do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. Each of the Issuer and the Co-Issuer irrevocably consents to the service of any and all process in any action or proceeding by the mailing or delivery of copies of such process to it at the office of the Issuer’s and the Co-Issuer’s agent set forth in Section 7.2. Each of the Issuer and the Co-Issuer agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

                    Section 14.11 Counterparts.

                    This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                    Section 14.12 Liability of Co-Issuers.

                    Notwithstanding any other terms of this Indenture, the Notes or any other agreement entered into between, inter alios, the Issuer and the Co-Issuer or otherwise, neither the Issuer nor the Co-Issuer shall have any liability whatsoever to the Co-Issuer or the Issuer, respectively, under this Indenture, the Notes, any such agreement or otherwise and, without prejudice to the generality of the foregoing, neither the Issuer nor the Co-Issuer shall be entitled to take any steps to enforce, or bring any action or proceeding, in respect of this Indenture, the Notes, any such agreement or otherwise against the other Co-Issuer or the Issuer, respectively. In particular, neither the Issuer nor the Co-Issuer shall be entitled to petition or take any other steps for the winding up or bankruptcy of the Co-Issuer or the Issuer, respectively or shall have any claim in respect of any assets of the Co-Issuer or the Issuer, respectively.

                    Section 14.13 17g-5 Information.

                    (a) The parties hereto agree that all 17g-5 Information provided to the Rating Agency, or any of its officers, directors or employees, to be given or provided to the Rating Agency pursuant to, in connection with or related, directly or indirectly, to this Indenture, any other Transaction Document, the Collateral or the Notes, shall be in each case furnished directly to the Rating Agency at the address set forth in clause Section 14.3(h) with a prior electronic copy to the 17g-5 Information Provider (for posting to the 17g-5 Website in accordance with Section 10.12). The Co-Issuers also shall furnish such other information regarding the Co-Issuers or the Collateral as may be reasonably requested by the Rating Agency to the extent such party has or can obtain such information without unreasonable effort or expense. Notwithstanding the foregoing, the failure to deliver such notices or copies shall not constitute an

Event of Default under this Indenture. Any confirmation of the rating by the Rating Agency required hereunder shall be in writing. For the avoidance of doubt, such information under this Section 14.13 shall not include any Accountants’ Reports.

                    (b) The Co-Issuers shall comply with their obligations under Rule 17g-5 promulgated under the Exchange Act (“Rule 17g-5”), by their or their agent’s posting on the 17g-5 Website, no later than the time such information is provided to the Rating Agency, all 17g-5 Information.

                    (c) To the extent any of the Co-Issuers, the Trustee or the Collateral Manager are engaged in oral communications with the Rating Agency, for the purposes of determining the initial credit rating of the Notes or credit rating surveillance of the Notes, the party communicating with the Rating Agency shall cause such oral communication to either be (x) recorded and an audio file containing the recording to be promptly delivered to the 17g-5 Information Provider for posting to the 17g-5 Website or (y) summarized in writing and the summary to be promptly delivered to the 17g-5 Information Provider for posting to the 17g-5 Website.

                    (d) Notwithstanding the requirements herein, the Trustee shall have no obligation to engage in or respond to any oral communications, for the purposes of determining the initial credit rating of the Notes or undertaking credit rating surveillance of the Notes, with the Rating Agency or any of their respective officers, directors or employees.

                    (e) Notwithstanding anything to the contrary in this Indenture, a breach of this Section 14.13 shall not constitute a Default or Event of Default.

                    Section 14.14 Rating Agency Condition.

                    Any request for satisfaction of the Rating Agency Condition made by the Issuer, Co-Issuer or Trustee, as applicable, pursuant to this Indenture, shall be made in writing, which writing shall contain a cover page indicating the nature of the request for satisfaction of the Rating Agency Condition, and shall contain all back-up material necessary for the Rating Agency to process such request. Such written request for satisfaction of the Rating Agency Condition shall be provided in electronic format to the Information Provider for posting on the 17g-5 Website in accordance with Section 10.12 hereof and after receiving actual knowledge of such posting (which may be in the form of an automatic email notification of posting delivered by the 17g-5 Website to such party), the Requesting Party shall send the request for satisfaction of such Condition to the Rating Agency in accordance with the instructions for notices set forth in Section 14.3(h) hereof.

ARTICLE 15

ASSIGNMENT OF MORTGAGE LOAN PURCHASE AGREEMENTS AND
COLLATERAL MANAGEMENT AGREEMENT

                    Section 15.1 Assignment of Mortgage Loan Purchase Agreements and the Collateral Management Agreement.

                    (a) The Issuer, in furtherance of the covenants of this Indenture and as security for the Notes and amounts payable to the Secured Parties hereunder and the performance and observance of the provisions hereof, hereby collaterally assigns, transfers, conveys and sets over to the Trustee, for the benefit of the Noteholders, all of the Issuer’s estate, right, title and interest in, to and under each Mortgage Loan Purchase Agreement (now or hereafter entered into) and the Collateral Management Agreement (each, an “Article 15 Agreement”), including, without limitation, (i) the right to give all notices, consents and releases thereunder, (ii) the right to give all notices of termination and to take any legal action upon the breach of an obligation of a Seller or the Collateral Manager thereunder, including the commencement, conduct and consummation of proceedings at law or in equity, (iii) the right to receive all notices, accountings, consents, releases and statements thereunder and (iv) the right to do any and all other things whatsoever that the Issuer is or may be entitled to do thereunder; provided, however, that the Trustee hereby grants the Issuer a license to exercise all of the Issuer’s rights pursuant to the Article 15 Agreements without notice to or the consent of the Trustee (except as otherwise expressly required by this Indenture, including, without limitation, as set forth in Section 15.1(f)) which license shall be and is hereby deemed to be automatically revoked upon the occurrence of an Event of Default hereunder until such time, if any, that such Event of Default is cured or waived.

                    (b) The assignment made hereby is executed as collateral security, and the execution and delivery hereby shall not in any way impair or diminish the obligations of the Issuer under the provisions of each of the Article 15 Agreements, nor shall any of the obligations contained in each of the Article 15 Agreements be imposed on the Trustee.

                    (c) Upon the retirement of the Notes and the release of the Collateral from the lien of this Indenture, this assignment and all rights herein assigned to the Trustee for the benefit of the Noteholders shall cease and terminate and all the estate, right, title and interest of the Trustee in, to and under each of the Article 15 Agreements shall revert to the Issuer and no further instrument or act shall be necessary to evidence such termination and reversion.

                    (d) The Issuer represents that it has not executed any assignment of any of the Article 15 Agreements other than this collateral assignment.

                    (e) The Issuer agrees that this assignment is irrevocable, and that it shall not take any action which is inconsistent with this assignment or make any other assignment inconsistent herewith. The Issuer shall, from time to time upon the request of the Trustee, execute all instruments of further assurance and all such supplemental instruments with respect to this assignment as the Trustee may specify.

        (f) The Issuer hereby agrees, and hereby undertakes to obtain the agreement and consent of the Sellers and the Collateral Manager, as applicable, in the Mortgage Loan Purchase Agreements and the Collateral Management Agreement, as applicable, to the following:

(i) each of the Sellers and the Collateral Manager consents to the provisions of this collateral assignment and agrees to perform any provisions of this Indenture made expressly applicable to each of the Sellers and the Collateral Manager pursuant to the applicable Article 15 Agreement;

(ii) each of the Sellers and the Collateral Manager, as applicable, acknowledges that the Issuer is collaterally assigning all of its right, title and interest in, to and under the Mortgage Loan Purchase Agreement and the Collateral Management Agreement, as applicable, to the Trustee for the benefit of the Noteholders, and each of the Sellers and the Collateral Manager, as applicable, agrees that all of the representations, covenants and agreements made by each of the Sellers and the Collateral Manager, as applicable, in the applicable Article 15 Agreement are also for the benefit of, and enforceable by, the Trustee and the Noteholders;

(iii) each of the Sellers and the Collateral Manager, as applicable, shall deliver to the Trustee duplicate original copies of all notices, statements, communications and instruments delivered or required to be delivered to the Issuer pursuant to the applicable Article 15 Agreement;

(iv) none of the Issuer, the Sellers or the Collateral Manager shall enter into any agreement amending, modifying or terminating the applicable Article 15 Agreement, (other than in respect of an amendment or modification to cure any inconsistency, ambiguity or manifest error) or selecting or consenting to a successor Collateral Manager, as applicable, without notifying the Rating Agency and without the prior written consent and written confirmation of the Rating Agency that such amendment, modification or termination will not cause its then-current ratings of the Notes to be downgraded or withdrawn;

(v) except as otherwise set forth herein and therein (including, without limitation, pursuant to Section 12 of the Collateral Management Agreement), the Collateral Manager shall continue to serve as Collateral Manager under the Collateral Management Agreement, notwithstanding that the Collateral Manager shall not have received amounts due it under the Collateral Management Agreement because sufficient funds were not then available hereunder to pay such amounts pursuant to the Priority of Payments. The Collateral Manager agrees not to cause the filing of a petition in bankruptcy against the Issuer for the nonpayment of the fees or other amounts payable to the Collateral Manager under the Collateral Management Agreement until the payment in full of all Notes issued under this Indenture and the expiration of a period equal to the applicable preference period under the Bankruptcy Code plus ten days following such payment; and

(vi) the Collateral Manager irrevocably submits to the non-exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan in The City of New York in any action or proceeding arising out of or relating to the Notes or this Indenture, and the Collateral Manager irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State or federal court. The Collateral Manager irrevocably waives, to the fullest extent it may legally do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. The Collateral Manager irrevocably consents to the service of any and all process in any action or Proceeding by the mailing by certified mail, return receipt requested, or delivery requiring signature and proof of delivery of copies of such initial process to it at DivCore Subordinate Debt Club I Advisors, LLC, 80 Field Point Road, Greenwich, Connecticut 06830, Attention: Jordan Bock. The Collateral Manager agrees that a final and non-appealable judgment by a court of competent jurisdiction in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

ARTICLE 16

CURE RIGHTS; PURCHASE RIGHTS; REINVESTMENT MORTGAGE LOANS

                    Section 16.1 Reserved.

                    Section 16.2 Mortgage Loan Purchase Agreements.

                    Following the Closing Date, unless a Mortgage Loan Purchase Agreement is necessary to comply with the provisions of this Indenture, the Issuer may acquire Mortgage Loans in accordance with customary settlement procedures in the relevant markets. In any event, the Issuer (or the Collateral Manager on behalf of the Issuer) shall obtain from any seller of a Mortgage Loan, all Loan Documents with respect to each Mortgage Loan that govern, directly or indirectly, the rights and obligations of the owner of the Mortgage Loan with respect to the Mortgage Loan and any certificate evidencing the Mortgage Loan.

                    Section 16.3 Representations and Warranties Related to Reinvestment Mortgage Loans.

                    (a) Upon the acquisition of a Reinvestment Mortgage Loan by the Issuer, the related seller shall be required to make representations and warranties substantially in the form attached as Exhibit H hereto.

                    (b) The representations and warranties in Section 16.3(a) with respect to the acquisition of a Reinvestment Mortgage Loan may be subject to any modification, limitation or qualification that the Collateral Manager determines to be reasonably acceptable in accordance with the Mortgage Loan Management Standard; provided that the Collateral Manager will provide the 17g-5 Information Provider and the Rating Agency with a report identifying each such affected representation or warranty and the modification, exception, limitation or qualification received with respect to the acquisition of any Reinvestment Mortgage Loan during the period covered by the Monthly Report, which report may contain explanations by the Collateral Manager as to its determinations.

                    (c) The Issuer (or the Collateral Manager on behalf of the Issuer) shall obtain a covenant from the Person making any representation or warranty to the Issuer pursuant to Section 16.3(a) that such Person shall repurchase the related Mortgage Loan if any such representation or warranty is breached (but only after the expiration of any permitted cure periods and failure to cure such breach). The purchase price for any Mortgage Loan repurchased (the “Repurchase Price”) shall be a price equal to the sum of the following (in each case, without duplication) as of the date of such repurchase: (i) the then outstanding Principal Balance of such Mortgage Loan, discounted based on the percentage amount of any discount that was applied when such Mortgage Loan was purchased by the Issuer, plus (ii) accrued and unpaid interest on such Mortgage Loan, plus (iii) any unreimbursed advances, plus (iv) accrued and unpaid interest on advances on the Mortgage Loan, plus (v) any reasonable costs and expenses (including, but not limited to, the cost of any enforcement action, incurred by the Issuer or the Trustee in connection with any such purchase by a seller).

                    Section 16.4 Operating Advisor.

                    If the Issuer, as holder of a Senior Participation has the right pursuant to the related Loan Documents to appoint the operating advisor, directing holder or Person serving a similar function under the Loan Documents, each of the Issuer, the Trustee and the Collateral Manager shall take such actions as are reasonably necessary to appoint the Collateral Manager to such position.

ARTICLE 17

ADVANCING AGENT

                    Section 17.1 Liability of the Advancing Agent.

                    The Advancing Agent shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Advancing Agent.

                    Section 17.2 Merger or Consolidation of the Advancing Agent.

                    (a) The Advancing Agent will keep in full effect its existence, rights and franchises as a corporation under the laws of the jurisdiction in which it was formed, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture to perform its duties under this Indenture.

                    (b) Any Person into which the Advancing Agent may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Advancing Agent shall be a party, or any Person succeeding to the business of the Advancing Agent shall be the successor of the Advancing Agent, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding (it being understood and agreed by the parties hereto that the consummation of any such transaction by the Advancing Agent shall have no effect on the Trustee’s obligations under Section 10.9, which obligations shall continue pursuant to the terms of Section 10.9).

                    Section 17.3 Limitation on Liability of the Advancing Agent and Others.

                    None of the Advancing Agent or any of its affiliates, directors, officers, employees or agents shall be under any liability for any action taken or for refraining from the taking of any action in good faith pursuant to this Indenture, or for errors in judgment; provided, however, that this provision shall not protect the Advancing Agent against liability to the Issuer or Noteholders for any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of negligent disregard of obligations and duties hereunder. The Advancing Agent and any director, officer, employee or agent of the Advancing Agent may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Advancing Agent and any director, officer, employee or agent of the Advancing Agent shall be indemnified by the Issuer pursuant to the priorities set forth in Section 11.1(a) and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Indenture or the Notes, other than any loss, liability or expense (i) specifically required to be borne by the Advancing Agent pursuant to the terms hereof or otherwise incidental to the performance of obligations and duties hereunder (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Indenture); or (ii) incurred by reason of any breach of a representation, warranty or covenant made herein, any misfeasance, bad faith or gross negligence by the Advancing Agent in the performance of or negligent disregard of, obligations or duties hereunder or any violation of any state or federal securities law.

                    Section 17.4 Representations and Warranties of the Advancing Agent.

                    The Advancing Agent represents and warrants that:

                    (a) the Advancing Agent (i) has been duly organized, is validly existing and is in good standing under the laws of the State of Maryland, (ii) has full power and authority to own the Advancing Agent’s assets and to transact the business in which it is currently engaged, and (iii) is duly qualified and in good standing under the laws of each jurisdiction where the Advancing Agent’s ownership or lease of property or the conduct of the Advancing Agent’s business requires, or the performance of this Indenture would require, such qualification, except for failures to be so qualified that would not in the aggregate have a material adverse effect on the business, operations, assets or financial condition of the Advancing Agent or the ability of the Advancing Agent to perform its obligations under, or on the validity or enforceability of, the provisions of this Indenture applicable to the Advancing Agent;

                    (b) the Advancing Agent has full power and authority to execute, deliver and perform this Indenture; this Indenture has been duly authorized, executed and delivered by the Advancing Agent and constitutes a legal, valid and binding agreement of the Advancing Agent, enforceable against it in accordance with the terms hereof, except that the enforceability hereof may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights and (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law);

                    (c) neither the execution and delivery of this Indenture nor the performance by the Advancing Agent of its duties hereunder conflicts with or will violate or result in a breach or violation of any of the terms or provisions of, or constitutes a default under: (i) the Articles of Incorporation and bylaws of the Advancing Agent, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement or other evidence of indebtedness or other agreement, obligation, condition, covenant or instrument to which the Advancing Agent is a party or is bound, (iii) any law, decree, order, rule or regulation applicable to the Advancing Agent of any court or regulatory, administrative or governmental agency, body or authority or arbitrator having jurisdiction over the Advancing Agent or its properties, and which would have, in the case of any of (i), (ii) or (iii) of this Section 17.4(c), either individually or in the aggregate, a material adverse effect on the business, operations, assets or financial condition of the Advancing Agent or the ability of the Advancing Agent to perform its obligations under this Indenture;

                    (d) no litigation is pending or, to the best of the Advancing Agent’s knowledge, threatened, against the Advancing Agent that would materially and adversely affect the execution, delivery or enforceability of this Indenture or the ability of the Advancing Agent to perform any of its obligations under this Indenture in accordance with the terms hereof; and

                    (e) no consent, approval, authorization or order of or declaration or filing with any government, governmental instrumentality or court or other person is required for the performance by the Advancing Agent of its duties hereunder, except such as have been duly made or obtained.

                    Section 17.5 Resignation and Removal; Appointment of Successor.

                    (a) No resignation or removal of the Advancing Agent and no appointment of a successor Advancing Agent pursuant to this Article 17 shall become effective until the acceptance of appointment by the successor Advancing Agent under Section 17.6.

                    (b) The Advancing Agent may resign at any time by giving written notice thereof to the Issuer, the Co-Issuer, the Trustee, the Collateral Manager, the Noteholders and the Rating Agency.

                    (c) The Advancing Agent may be removed at any time by Act of at least 66-2/3% of the Preferred Shares upon written notice delivered to the Trustee and to the Issuer and the Co-Issuer. In addition, in the event that the Advancing Agent is an Affiliate of the Servicer, then any default by the Servicer shall be deemed a default by the Advancing Agent, and any removal, resignation or termination of the Servicer shall automatically be a removal, resignation or termination of the Advancing Agent, as applicable.

                    (d) If the Advancing Agent fails to make an Interest Advance required by this Indenture with respect to a Payment Date, the Backup Advancing Agent shall be required to make such Interest Advance. If the Advancing Agent fails to make a required Interest Advance and it has not determined such Interest Advance to be a Nonrecoverable Interest Advance, the Trustee shall terminate such Advancing Agent and replace such Advancing Agent with a successor advancing agent, subject to the satisfaction of the Rating Agency Condition. So long as the Advancing Agent and the Servicer are the same party, termination and replacement of the Advancing Agent pursuant to this Section 17.5(d) shall also result in the termination and replacement of the Servicer (but not the Special Servicer).

                    (e) Subject to Section 17.5(d), if the Advancing Agent shall resign or be removed, upon receiving such notice of resignation or removal, the Issuer and the Co-Issuer shall promptly appoint a successor advancing agent by written instrument, in duplicate, executed by an Authorized Officer of the Issuer and an Authorized Officer of the Co-Issuer, one copy of which shall be delivered to the Advancing Agent so resigning and one copy to the successor Advancing Agent, together with a copy to each Noteholder, the Trustee and the Collateral Manager; provided that such successor Advancing Agent shall be appointed only subject to satisfaction of the Rating Agency Condition, upon the written consent of a Majority of Preferred Shareholders. If no successor Advancing Agent shall have been appointed and an instrument of acceptance by a successor Advancing Agent shall not have been delivered to the Advancing Agent within 30 days after the giving of such notice of resignation, the resigning Advancing Agent, the Trustee or any Preferred Shareholder, on behalf of himself and all others similarly situated, may petition any court of competent jurisdiction for the appointment of a successor Advancing Agent.

                    (f) The Issuer and the Co-Issuer shall give prompt notice of each resignation and each removal of the Advancing Agent and each appointment of a successor Advancing Agent by mailing written notice of such event by first class mail, postage prepaid, to the Rating Agency and to the Holders of the Notes as their names and addresses appear in the Notes Register.

                    Section 17.6 Acceptance of Appointment by Successor Advancing Agent.

                    (a) Every successor Advancing Agent appointed hereunder shall execute, acknowledge and deliver to the Issuer, the Co-Issuer, the Collateral Manager, the Trustee and the retiring Advancing Agent an instrument accepting such appointment. Upon delivery of the required instruments, the resignation or removal of the retiring Advancing Agent shall become effective and such successor Advancing Agent, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts, duties and obligations of the retiring Advancing Agent.

                    (b) No appointment of a successor Advancing Agent shall become effective unless the Rating Agency has confirmed in writing that the employment of such successor would not adversely affect the rating on the Notes.

                    IN WITNESS WHEREOF, the parties hereto have executed and delivered this Indenture as of the day and year first above written.

DIVCORE CLO 2013-1, LTD., as Issuer

By:
	Name:	George Bashforth
	Title:	Director

Indenture

DIVCORE CLO 2013-1, LLC, as Co-Issuer

By:
	Name:	Donald J. Puglisi
	Title:	Independent Manager

Indenture

WELLS FARGO BANK, NATIONAL
ASSOCIATION, solely as Trustee, Paying
Agent, Calculation Agent, Transfer Agent,
Custodial Securities Intermediary, Backup
Advancing Agent and Notes Registrar and not
in its individual capacity

By:
	Name:	Amy Doyle
	Title:	Vice President

Indenture

SITUS ASSET MANAGEMENT LLC, as Advancing Agent

By:
	Name:	Christopher Hyatt
	Title:	Managing Director

Indenture

Schedule A

Closing Date Mortgage Loans

							Mortgage
							Loan
	Mortgage Loan					Ownership	Interest	Reference
	Name	Address	City	State	Zip	Interest	Rate	Rate
1	The Launch at Hingham Shipyard	1, 2, 5, 6, 9, 15, 18, 19, 22, 23, 25 and 170 Shipyard Drive & 5 and 11 Essington Drive	Hingham	MA	02043	Fee Simple	6.30%	LIBOR
2	211 East 43rd Street	211 East 43rd Street	New York	NY	10017	Leasehold	6.00%	LIBOR
3	Bedford	158-160 N. 4th St., 151-173 N. 3rd St., 237-241 Bedford Ave.	Brooklyn	NY	11211	Fee Simple	7.58%	LIBOR
4	Pacific MHP	80 Huntington Street	Huntington Beach	CA	92648	Fee Simple	7.00%	LIBOR
5	Kings’ Shops	69-250 Waikoloa Beach Drive	Waikoloa	HI	96738	Fee Simple	6.20%	LIBOR
6	Westgate Center	1933 Davis Street	San Leandro	CA	94577	Fee Simple	6.25%	LIBOR
7	Sofitel LA	8555 Beverly Boulevard & 8501 West Beverly Boulevard	Los Angeles	CA	90048	Leasehold	6.75%	LIBOR
8	Totem Lake Mall	12500, 12520-12624, 12541-12611 and 12632 120th Avenue NE & 11232, 12526-12636, 12604 and 12660 Totem Lake Boulevard	Kirkland	WA	98034	Fee Simple	6.75%	LIBOR
9	Fairview Plaza	5940, 5950, 5960 and 5970 Fairview Road & 6010 Piedmont Row Drive South	Charlotte	NC	28210	Fee Simple	8.50%	LIBOR
10	500 Broadway	500 Broadway	Santa Monica	CA	90401	Fee Simple	6.20%	LIBOR
11	Telephone Building	1314 7th Street	Santa Monica	CA	90401	Fee Simple	7.25%	LIBOR
12	Centinela Studios	3401 Exposition Boulevard	Santa Monica	CA	90404	Fee Simple	4.05%	LIBOR
13	LES Multifamily Portfolio	210-214 Rivington Street & 99 Allen Street	New York	NY	10002	Fee Simple	5.75%	LIBOR

				Mezzanine					Fully
		Mortgage	Mortgage	Loan Cut-	Payment Date	Annual	Interest	Initial	Extended
	Mortgage Loan	Loan Cut-off	Loan	off	Business Day	Mortgage	Accrual	Maturity	Maturity
	Name	Balance	Margin	Balance	Convention	Loan	Method	Date	Date
1	The Launch at Hingham Shipyard	$56,702,478	6.05000%	5,255,628	9 or the preceding BD	3,621,870.78	Actual/360	04/09/17	04/09/18
2	211 East 43rd Street	49,500,000	5.75000%	-	9 or the preceding BD	3,011,250.00	Actual/360	03/09/16	03/09/18
3	Bedford	42,400,000	6.83000%	6,000,000	9 or the preceding BD	3,258,557.78	Actual/360	10/09/14	10/09/15
4	Pacific MHP	41,000,000	6.75000%	-	9 or the preceding BD	2,909,861.11	Actual/360	07/09/16	07/09/18
5	Kings’ Shops	33,000,000	6.00000%	-	9 or the preceding BD	2,074,416.67	Actual/360	11/09/14	11/09/17
6	Westgate Center	$31,313,599	5.75000%	-	9 or the preceding BD	1,984,281.88	Actual/360	06/09/16	06/09/18
7	Sofitel LA	28,000,000	6.50000%	-	9 or the preceding BD	3,832,500.00	Actual/360	11/09/14	11/09/15
8	Totem Lake Mall	27,500,000	6.50000%	-	9 or the preceding BD	1,882,031.25	Actual/360	06/09/15	06/09/16
9	Fairview Plaza	27,000,000	8.00000%	-	9 or the preceding BD	2,326,875.00	Actual/360	01/09/16	01/09/18
10	500 Broadway	25,000,000	6.00000%	-	9 or the preceding BD	1,571,527.78	Actual/360	06/09/15	06/09/17
11	Telephone Building	20,188,480	7.00000%	-	9 or the preceding BD	1,483,993.47	Actual/360	10/09/15	10/09/17
12	Centinela Studios	13,232,957	3.80000%	-	9 or the preceding BD	543,378.30	Actual/360	06/09/14	06/09/17
13	LES Multifamily Portfolio	9,650,000	5.50000%	-	9 or the preceding BD	562,581.60	Actual/360	07/09/16	07/09/18
	Total	404,487,514	6.28820%	11,255,628

1

Schedule B

LIBOR

          The London interbank offered rate (“LIBOR”) shall be determined by the Calculation Agent in accordance with the following provisions:

                    (1) On the second London Banking Day preceding the first Business Day of an Interest Accrual Period (each such day, a “LIBOR Determination Date”), LIBOR (other than for the initial Interest Accrual Period) will equal the rate, as obtained by the Calculation Agent, for deposits in U.S. Dollars for a period of one month, which appears on the Reuters Page LIBOR01 (or such other page that may replace that page on such service for the purpose of displaying comparable rates) as reported by Bloomberg Financial Markets Commodities News as of 11:00 a.m., London time, on the LIBOR Determination Date. “London Banking Day” means any day on which commercial banks are open for general business (including dealings in foreign exchange and foreign currency deposits) in London, England.

                    (2) If, on any LIBOR Determination Date, such rate does not appear on Reuters Screen LIBOR01, the Calculation Agent will determine LIBOR on the basis of the rates at which deposits in U.S. Dollars are offered by Reference Banks at approximately 11:00 a.m. (London time) on the LIBOR Determination Date to prime banks in the London interbank market for a period of one month commencing on the LIBOR Determination Date and in a representative amount of U.S.$1,000. The Calculation Agent will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that LIBOR Determination Date will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that LIBOR Determination Date will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Calculation Agent, at approximately 11:00 a.m. (New York City time) on the LIBOR Determination Date for loans in U.S. Dollars to leading European banks for a period of three months commencing on the LIBOR Determination Date and in a representative amount of U.S.$1,000. As used herein, “Reference Banks” means four major banks in the London interbank market selected by the Calculation Agent and approved by the Loan Obligation Manager.

                    (3) In respect of the initial Interest Accrual Period, LIBOR will be determined on the second London Banking Day preceding the Closing Date.

          In making the above calculations, (A) all percentages resulting from the calculation (other than the calculation determined pursuant to clause (c) above) will be rounded, if necessary, to the nearest one hundred thousandth of a percentage point (0.00001%) and (B) all percentages determined pursuant to clause (c) above will be rounded, if necessary, in accordance with the method set forth in (A), but to the same degree of accuracy as the two rates used to make the determination (except that such percentages will not be rounded to a lower degree of accuracy than the nearest one thousandth of a percentage point (0.001%)).

Schedule B-1

Schedule C

List of Authorized Officers of Collateral Manager

1.	Jordan Bock

2.	Michael Carp

3.	Mark Finerman

4.	Stuart Shiff

5.	Steven Dietsch

Schedule C-1

EXHIBIT A-1

FORM OF CLASS A SENIOR SECURED FLOATING RATE NOTE DUE 2032
[REGULATION S] [RULE 144A] GLOBAL SECURITY

                    THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR OTHER JURISDICTION. THIS NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT (A)(1) TO A QUALIFIED INSTITUTIONAL BUYER (A “QIB”) WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) AND IS EITHER PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB, IN A PRINCIPAL AMOUNT OF NOT LESS THAN $250,000 (AND INTEGRAL MULTIPLES OF $500 IN EXCESS THEREOF), FOR THE PURCHASER AND FOR EACH SUCH ACCOUNT, IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A SO LONG AS THIS NOTE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE, OR (2) TO A NON-”U.S. PERSON” IN AN “OFFSHORE TRANSACTION” AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”) IN ACCORDANCE WITH RULE 903 OR RULE 904 (AS APPLICABLE) OF REGULATION S IN A PRINCIPAL AMOUNT OF NOT LESS THAN $250,000 (AND INTEGRAL MULTIPLES OF $500 IN EXCESS THEREOF), SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE, AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION. EACH PURCHASER OF A GLOBAL SECURITY WILL BE DEEMED TO HAVE MADE THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN SECTION 2.5 OF THE INDENTURE.

                    ANY TRANSFER, PLEDGE OR OTHER USE OF THIS NOTE FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN, UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”), NEW YORK, NEW YORK, TO THE CO-ISSUERS OR THEIR AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR OF SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO.).

                    THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS NOTE MAY NOT BE EXCHANGED OR TRANSFERRED IN WHOLE OR IN PART FOR A NOTE REGISTERED IN THE NAME OF ANY PERSON OTHER THAN THAT DEPOSITARY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

                    PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE.

                    [AN INTEREST IN THIS NOTE MAY NOT BE HELD BY A PERSON THAT IS A U.S. PERSON (AS DEFINED IN REGULATION S) AT ANY TIME. IN ADDITION, AN INTEREST IN THIS NOTE MAY ONLY BE HELD THROUGH EUROCLEAR OR CLEARSTREAM, LUXEMBOURG AT ANY TIME.]1

1     Regulation S Global Securities.

A-1-1

DIVCORE CLO 2013-1, LTD.
DIVCORE CLO 2013-1, LLC

CLASS A SENIOR SECURED FLOATING RATE NOTE DUE 2032

No. [Reg. S][144A]- ___	Up to
CUSIP No. G29011 AA4[2] 255030 AA6[3]	U.S.$285,000,000
ISIN: USG29011AA48[4] US255030AA69[5]

                    Each of DIVCORE CLO 2013-1, LTD., a Cayman Islands exempted company with limited liability (the “Issuer”) and DIVCORE CLO 2013-1, LLC, a Delaware limited liability company (the “Co-Issuer”) for value received, hereby promises to pay to CEDE & CO. or its registered assigns (a) upon presentation and surrender of this Note (except as otherwise permitted by the Indenture referred to below), the principal sum of up to TWO HUNDRED EIGHTY FIVE MILLION United States Dollars (U.S.$285,000,000), or such other principal sum as is equal to the aggregate principal amount of the Class A Notes identified from time to time on the records of the Trustee and Schedule A hereto as being represented by this [Rule 144A] [Regulation S] Global Security, on the Payment Date occurring in November 2032 (the “Stated Maturity”), to the extent not previously paid, in accordance with the Indenture referred to below unless the unpaid principal of this Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise and (b) the Class A Interest Distribution Amount allocable to this Note in accordance with the Indenture payable initially on December 16, 2013, and thereafter monthly on the later of (i) the 15th calendar day of each calendar month (or if such day is not a Business Day, then on the next succeeding Business Day) and (ii) the fourth Business Day following the Determination Date (each, a “Payment Date”). Interest on the Class A Notes shall accrue at the Class A Note Interest Rate and shall be computed on the basis of the actual number of days in the related Interest Accrual Period divided by 360. The interest so payable on any Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the Record Date for such interest, which shall be the fifteenth day (whether or not a Business Day) prior to the applicable Payment Date.

                    The obligations of the Issuer and the Co-Issuer under this Note and the Indenture are limited recourse obligations of the Issuer and non-recourse obligations of the Co-Issuer payable solely from the Mortgage Loans and other Collateral pledged by the Issuer as security for the Notes under the Indenture, and in the event the Mortgage Loans and such other Collateral are insufficient to satisfy such obligations, any claims of the Holders of the Notes shall be extinguished, all in accordance with the Indenture.

                    The payment of interest on this Note is senior to the payments of the principal of, and interest on, the Class B Notes and the Preferred Shares. So long as any Class A Notes are Outstanding, the Class B Notes and the Preferred Shares will receive payments only in accordance with the Priority of Payments. The principal of this Note shall be due and payable no later than the Stated Maturity unless the unpaid principal of such Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise.

                    Payments in respect of principal and interest and any other amounts due on any Payment Date on this Note shall be payable by the Trustee or a Paying Agent, subject to any laws or regulations applicable thereto, by wire transfer in immediately available funds to a Dollar account maintained by the Registered Holder hereof; provided that the Registered Holder shall have provided wiring instructions to the Trustee on or before the related Record Date, or, if wire transfer cannot be effected, by Dollar check drawn on a bank as provided in the Indenture and mailed to the Registered Holder at its address in the Notes Register.

2     For Regulation S Global Security.

3     For Rule 144A Global Security.

4     For Regulation S Global Security.

5     For Rule 144A Global Security.

A-1-2

                    Interest will cease to accrue on this Note, or in the case of a partial repayment, on such part, from the date of repayment or Stated Maturity unless payment of principal is improperly withheld or unless a Default is otherwise made with respect to such payments of principal.

                    Notwithstanding the foregoing, the final payment of interest and principal due on this Note shall be made only upon presentation and surrender of this Note (except as otherwise provided in the Indenture) at the Corporate Trust Office of the Trustee or at any Paying Agent.

                    The Registered Holder of this Note shall be treated as the owner hereof for all purposes.

                    Except as specifically provided herein and in the Indenture, neither the Issuer nor the Co-Issuer shall be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any government or any political subdivision or taxing authority thereof or therein.

                    Unless the certificate of authentication hereon has been executed by the Trustee by the manual signature of one of its authorized officers, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                    This Note is one of a duly authorized issue of Class A Senior Secured Floating Rate Notes Due 2032, of the Issuer and the Co-Issuer (the “Class A Notes”), limited in aggregate principal amount to U.S.$285,000,000 issued under an indenture dated as of December 6, 2013 (the “Indenture”) by and among the Issuer, the Co-Issuer, Wells Fargo Bank, National Association, as trustee (in such capacity and together with any successor trustee permitted under the Indenture, the “Trustee”), paying agent, calculation agent, transfer agent, custodial securities intermediary, backup advancing agent and notes registrar and Situs Asset Management LLC, as advancing agent. Also authorized under the Indenture are (a) up to U.S.$55,000,000 Class B Secured Floating Rate Notes Due 2032 (the “Class B Notes” and, together with the Class A Notes, the “Notes”).

                    Concurrently with the issuance of the Notes, the Issuer also will issue preferred shares (the “Preferred Shares”), under the Issuer’s Memorandum and Articles of Association as part of its issued share capital.

                    Reference is hereby made to the Indenture and all indentures supplemental thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Co-Issuer, the Trustee, the Advancing Agent, the Holders of the Notes and the Preferred Shares and the terms upon which the Notes and the Preferred Shares are, and are to be, executed, authenticated and delivered.

                    Payments of principal of the Class A Notes shall be payable in accordance with Section 11.1(a) of the Indenture.

                    Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Indenture.

                    Pursuant to Section 9.1(a) of the Indenture, the Notes are subject to redemption by the Issuer at the direction of the Collateral Manager (such redemption, a “Clean-up Call Redemption”), in whole but not in part, at a price equal to the applicable Redemption Price, upon notice given in the manner provided in the Indenture, on any Payment Date on or after the Payment Date on which the Aggregate Outstanding Amount of the Notes (excluding any Class B Capitalized Interest) will be reduced to 10% of the Aggregate Outstanding Amount of the Notes on the Closing Date; provided, that the funds available to be used for such redemption will be sufficient to pay the Total Redemption Price.

                    Pursuant to Section 9.1(b) of the Indenture, the Notes and the Preferred Shares shall be redeemable, in whole but not in part, by Act of a Majority of the Preferred Shares delivered to the Trustee, on the Payment Date following the occurrence of a Tax Event if the Tax Materiality Condition is satisfied at a price equal to the applicable Redemption Prices; provided that that the funds available to be used for such Tax Redemption will be sufficient to pay the Total Redemption Price.

A-1-3

                    Pursuant to Section 9.1(c) of the Indenture, the Notes and the Preferred Shares are subject to redemption, in whole but not in part, by the Issuer at a price equal to the applicable Redemption Prices, on any Payment Date occurring after the end of the Non-call Period at the direction of the Issuer (such redemption, an “Optional Redemption”) by Act of a Majority of the Preferred Shareholders delivered to the Trustee; provided that the funds available to be used for such Optional Redemption will be sufficient to pay the Total Redemption Price and, in connection with an Optional Redemption occurring prior to the Payment Date in December 2016, the Class A Make Whole Amount and the Class B Make Whole Amount.

                    Notes for whose redemption and payment provision is made in accordance with the Indenture shall cease to bear interest on the applicable Redemption Date (unless the Issuer shall default in the payment of the Redemption Price and accrued interest thereon).

                    Pursuant to Section 9.5 of the Indenture, if any of the Coverage Tests applicable to any Class of Notes is not satisfied as of the most recent Measurement Date the Notes shall be redeemed from in accordance with Section 9.6 and the Priority of Payments set forth in the Indenture, only, and to the extent necessary, to cause each of the Coverage Tests to be satisfied.

                    If an Event of Default shall occur and be continuing, the Class A Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture.

                    The Indenture may be amended and supplemented under the circumstances, and in accordance with the conditions, set forth therein.

                    The Notes are issuable in minimum denominations of $250,000 and integral multiples of $500 in excess thereof.

                    The principal of each Note shall be payable on the Stated Maturity Date, unless the unpaid principal of such Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise.

                    The term “Issuer” as used in this Note includes any successor-in-interest to the Issuer under the Indenture and the term “Co-Issuer” as used in this Note includes any successor-in-interest to the Co-Issuer under the Indenture.

                    Each purchaser and any subsequent transferee of this Note or any interest herein shall, by virtue of its purchase or other acquisition of this Note or any interest herein, be deemed to have agreed to treat this Note as debt for U.S. federal income tax purposes.

                    In connection with the purchase of this Note, the Holder and each beneficial owner thereof agrees that: (A) none of the Co-Issuers, the Collateral Manager, the CLO Servicer, the Placement Agent, the Trustee, the Collateral Administrator or any of their respective affiliates is acting as a fiduciary or financial or investment advisor for such Holder or beneficial owner; (B) such Holder or beneficial owner is not relying (for purposes of making any investment decision or otherwise) upon any advice, counsel or representations (whether written or oral) of the Co-Issuers, the Collateral Manager, the CLO Servicer, the Trustee, the Collateral Administrator, the Placement Agent or any of their respective affiliates other than any statements in the final offering memorandum for such Notes, and such Holder or beneficial owner has read and understands such final offering memorandum; (C) such Holder or beneficial owner has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent it has deemed necessary and has made its own investment decisions (including decisions regarding the suitability of any transaction pursuant to the Indenture) based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by the Co-Issuers, the Collateral Manager, the CLO Servicer, the Trustee, the Collateral Administrator, the Placement Agent or any of their respective affiliates.

                    Each Holder, by its acquisition of an interest in the Notes, shall be deemed to have represented to the Issuer, the Co-Issuer, the Collateral Manager, the CLO Servicer, the Placement Agent and the Trustee that either

A-1-4

(A) no part of the funds being used to pay the purchase price for such Notes constitutes an asset of any “employee benefit plan” (as defined in Section 3(3) of ERISA) or “plan” (as defined in Section 4975(e)(1) of the Code) that is subject to Title I of ERISA or Section 4975 of the Code or any other employee benefit plan or plan which is subject to any federal, state or local law (“Similar Law”) that is substantially similar to Section 406 of ERISA or Section 4975 of the Code (each a “Benefit Plan”), or an entity whose underlying assets include plan assets of any such Benefit Plan, or (B) if the funds being used to pay the purchase price for such Notes include plan assets of any Benefit Plan, its purchase and holding will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, or in the case of any Benefit Plan subject to Similar Law, will not constitute or result in a non-exempt violation of Similar Law.

                    Title to Notes shall pass by registration in the Register kept by the Trustee, acting through its Corporate Trust Office.

                    No service charge shall be made to a Holder for any registration of transfer or exchange of this Note, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                    No right or remedy conferred herein or in the Indenture upon or reserved to the Trustee or to the Holder hereof is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or thereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder or under the Indenture, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

                    This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                    THE HOLDER OF THIS NOTE AGREES NOT TO CAUSE THE FILING OF A PETITION IN BANKRUPTCY AGAINST THE ISSUER OR THE CO-ISSUER IN ANY APPLICABLE OR RELEVANT JURISDICTION UNTIL AT LEAST ONE YEAR AND ONE DAY (OR, IF LONGER, THE APPLICABLE PREFERENCE PERIOD THEN IN EFFECT), AFTER THE PAYMENT IN FULL OF ALL NOTES ISSUED UNDER THE INDENTURE.

                    AS PROVIDED IN THE INDENTURE, THE INDENTURE AND THE NOTES SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

A-1-5

                    IN WITNESS WHEREOF, the Co-Issuers have caused this Note to be duly executed.

Dated as of December 6, 2013

DIVCORE CLO 2013-1, LTD., as Issuer

By:
Name:
Title:

DIVCORE CLO 2013-1, LLC, as Co-Issuer

By:
Name:
Title:

A-1-6

CERTIFICATE OF AUTHENTICATION

This is one of the Notes referred to in the within-mentioned Indenture.

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Trustee

By:
Authenticating Agent

A-1-7

ASSIGNMENT FORM

For value received

hereby sell, assign and transfer unto

Please insert social security or other identifying number of assignee

Please print or type name and address, including zip code, of assignee:

the within Note and does hereby irrevocably constitute and appoint ___________________________ Attorney to transfer the Note on the books of the Issuer with full power of substitution in the premises.

Date:	Your Signature:
(Sign exactly as your name appears on this Note)

A-1-8

SCHEDULE A

EXCHANGES IN GLOBAL SECURITY

This Note shall be issued in the original principal balance of U.S.$[●]6[●]7 on the Closing Date. The following exchanges of a part of this [Rule 144A][Regulation S] Global Security have been made:

Date of Exchange	Amount of Decrease in Principal Amount of this Global Security	Amount of Increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease (or increase)	Signature of authorized officer of Trustee or securities Custodian

6     Rule 144A Global Security

7     Regulation S Global Security

A-1-9

EXHIBIT A-2

FORM OF CLASS A SENIOR SECURED FLOATING RATE NOTE DUE 2032
DEFINITIVE NOTE

          THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR OTHER JURISDICTION. THIS NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT (A)(1) TO A QUALIFIED INSTITUTIONAL BUYER (A “QIB”) WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), (2) AN INSTITUTIONAL “ACCREDITED INVESTOR” (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT), AND IS PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB, IN A PRINCIPAL AMOUNT OF NOT LESS THAN $250,000 (AND INTEGRAL MULTIPLES OF $500 IN EXCESS THEREOF), FOR THE PURCHASER AND FOR EACH SUCH ACCOUNT, IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A SO LONG AS THIS NOTE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE, OR (3) TO A NON-”U.S. PERSON” IN AN “OFFSHORE TRANSACTION”, AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”), IN ACCORDANCE WITH RULE 903 OR RULE 904 (AS APPLICABLE) OF REGULATION S IN A PRINCIPAL AMOUNT OF NOT LESS THAN $250,000 (AND INTEGRAL MULTIPLES OF $500 IN EXCESS THEREOF), SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE, AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION. EACH PURCHASER OF A GLOBAL SECURITY WILL BE DEEMED TO HAVE MADE THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN SECTION 2.5 OF THE INDENTURE.

A-2-1

DIVCORE CLO 2013-1, LTD.
DIVCORE CLO 2013-1, LLC

CLASS A SENIOR SECURED FLOATING RATE NOTE DUE 2032

No. IAI- __
CUSIP No. 255030 AB4	U.S.$[___________]
ISIN: US255030AB43

                    Each of DIVCORE CLO 2013-1, LTD., a Cayman Islands exempted company with limited liability (the “Issuer”) and DIVCORE CLO 2013-1, LLC, a Delaware limited liability company (the “Co-Issuer”) for value received, hereby promises to pay to [_______] or its registered assigns (a) upon presentation and surrender of this Note (except as otherwise permitted by the Indenture referred to below), the principal sum of [__________] United States Dollars (U.S.$[__________]) on the Payment Date occurring in November 2032 (the “Stated Maturity”), to the extent not previously paid, in accordance with the Indenture referred to below unless the unpaid principal of this Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise and (b) the Class A Interest Distribution Amount allocable to this Note in accordance with the Indenture payable initially on December 16, 2013, and thereafter monthly on the later of (i) the 15th calendar day of each calendar month (or if such day is not a Business Day, then on the next succeeding Business Day) and (ii) the fourth Business Day following the Determination Date (each, a “Payment Date”). Interest on the Class A Notes shall accrue at the Class A Note Interest Rate and shall be computed on the basis of the actual number of days in the related Interest Accrual Period divided by 360. The interest so payable on any Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the Record Date for such interest, which shall be the fifteenth day (whether or not a Business Day) prior to the applicable Payment Date.

                    The obligations of the Issuer and the Co-Issuer under this Note and the Indenture are limited recourse obligations of the Issuer and non-recourse obligations of the Co-Issuer payable solely from the Mortgage Loans and other Collateral pledged by the Issuer as security for the Notes under the Indenture, and in the event the Mortgage Loans and such other Collateral are insufficient to satisfy such obligations, any claims of the Holders of the Notes shall be extinguished, all in accordance with the Indenture.

                    The payment of interest on this Note is senior to the payments of the principal of, and interest on, the Class B Notes and the Preferred Shares. So long as any Class A Notes are Outstanding, the Class B Notes and the Preferred Shares will receive payments only in accordance with the Priority of Payments. The principal of this Note shall be due and payable no later than the Stated Maturity unless the unpaid principal of such Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise.

                    Payments in respect of principal and interest and any other amounts due on any Payment Date on this Note shall be payable by the Trustee or a Paying Agent, subject to any laws or regulations applicable thereto, by wire transfer in immediately available funds to a Dollar account maintained by the Registered Holder hereof; provided that the Registered Holder shall have provided wiring instructions to the Trustee on or before the related Record Date, or, if wire transfer cannot be effected, by Dollar check drawn on a bank as provided in the Indenture and mailed to the Registered Holder at its address in the Notes Register.

                    Interest will cease to accrue on this Note, or in the case of a partial repayment, on such part, from the date of repayment or Stated Maturity unless payment of principal is improperly withheld or unless a Default is otherwise made with respect to such payments of principal.

                    Notwithstanding the foregoing, the final payment of interest and principal due on this Note shall be made only upon presentation and surrender of this Note (except as otherwise provided in the Indenture) at the Corporate Trust Office of the Trustee or at any Paying Agent.

                    The Registered Holder of this Note shall be treated as the owner hereof for all purposes.

A-2-2

                    Except as specifically provided herein and in the Indenture, neither the Issuer nor the Co-Issuer shall be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any government or any political subdivision or taxing authority thereof or therein.

                    Unless the certificate of authentication hereon has been executed by the Trustee by the manual signature of one of its authorized officers, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                    This Note is one of a duly authorized issue of Class A Senior Secured Floating Rate Notes Due 2032, of the Issuer and the Co-Issuer (the “Class A Notes”), limited in aggregate principal amount to U.S.$285,000,000 issued under an indenture dated as of December 6, 2013 (the “Indenture”) by and among the Issuer, the Co-Issuer, Wells Fargo Bank, National Association, as trustee (in such capacity and together with any successor trustee permitted under the Indenture, the “Trustee”), paying agent, calculation agent, transfer agent, custodial securities intermediary, backup advancing agent and notes registrar and Situs Asset Management LLC, as advancing agent. Also authorized under the Indenture are (a) up to U.S.$55,000,000 Class B Secured Floating Rate Notes Due 2032 (the “Class B Notes” and, together with the Class A Notes, the “Notes”).

                    Concurrently with the issuance of the Notes, the Issuer also will issue preferred shares (the “Preferred Shares”), under the Issuer’s Memorandum and Articles of Association as part of its issued share capital.

                    Reference is hereby made to the Indenture and all indentures supplemental thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Co-Issuer, the Trustee, the Advancing Agent, the Holders of the Notes and the Preferred Shares and the terms upon which the Notes and the Preferred Shares are, and are to be, executed, authenticated and delivered.

                    Payments of principal of the Class A Notes shall be payable in accordance with Section 11.1(a) of the Indenture.

                    Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Indenture.

                    Pursuant to Section 9.1(a) of the Indenture, the Notes are subject to redemption by the Issuer at the direction of the Collateral Manager (such redemption, a “Clean-up Call Redemption”), in whole but not in part, at a price equal to the applicable Redemption Price, upon notice given in the manner provided in the Indenture, on any Payment Date on or after the Payment Date on which the Aggregate Outstanding Amount of the Notes (excluding any Class B Capitalized Interest) will be reduced to 10% of the Aggregate Outstanding Amount of the Notes on the Closing Date; provided, that the funds available to be used for such redemption will be sufficient to pay the Total Redemption Price.

                    Pursuant to Section 9.1(b) of the Indenture, the Notes and the Preferred Shares shall be redeemable, in whole but not in part, by Act of a Majority of the Preferred Shares delivered to the Trustee, on the Payment Date following the occurrence of a Tax Event if the Tax Materiality Condition is satisfied at a price equal to the applicable Redemption Prices; provided that that the funds available to be used for such Tax Redemption will be sufficient to pay the Total Redemption Price.

                    Pursuant to Section 9.1(c) of the Indenture, the Notes and the Preferred Shares are subject to redemption, in whole but not in part, by the Issuer at a price equal to the applicable Redemption Prices, on any Payment Date occurring after the end of the Non-call Period at the direction of the Issuer (such redemption, an “Optional Redemption”) by Act of a Majority of the Preferred Shareholders delivered to the Trustee; provided that the funds available to be used for such Optional Redemption will be sufficient to pay the Total Redemption Price and, in connection with an Optional Redemption occurring prior to the Payment Date in December 2016, the Class A Make Whole Amount and the Class B Make Whole Amount.

A-2-3

                    Notes for whose redemption and payment provision is made in accordance with the Indenture shall cease to bear interest on the applicable Redemption Date (unless the Issuer shall default in the payment of the Redemption Price and accrued interest thereon).

                    Pursuant to Section 9.5 of the Indenture, if any of the Coverage Tests applicable to any Class of Notes is not satisfied as of the most recent Measurement Date the Notes shall be redeemed from in accordance with Section 9.6 and the Priority of Payments set forth in the Indenture, only, and to the extent necessary, to cause each of the Coverage Tests to be satisfied.

                    If an Event of Default shall occur and be continuing, the Class A Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture.

                    At any time after a declaration of acceleration of Maturity of the Notes has been made, and before a judgment or decree for payment of the amounts due has been obtained by the Trustee as provided in the Indenture, a Majority of each Class of Notes (voting as a separate Class), other than with respect to an Event of Default specified in Section 5.1(d), 5.1(e), 5.1(h) or 5.1(i), by written notice to the Issuer, the Co-Issuer and the Trustee, may rescind and annul such declaration and its consequences if certain conditions set forth in the Indenture are satisfied.

                    The Indenture may be amended and supplemented under the circumstances, and in accordance with the conditions, set forth therein.

                    The Notes are issuable in minimum denominations of $250,000 and integral multiples of $500 in excess thereof.

                    The principal of each Note shall be payable on the Stated Maturity Date, unless the unpaid principal of such Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise.

                    The term “Issuer” as used in this Note includes any successor-in-interest to the Issuer under the Indenture and the term “Co-Issuer” as used in this Note includes any successor-in-interest to the Co-Issuer under the Indenture.

                    Each purchaser and any subsequent transferee of this Note or any interest herein shall, by virtue of its purchase or other acquisition of this Note or any interest herein, be deemed to have agreed to treat this Note as debt for U.S. federal income tax purposes.

                    In connection with the purchase of this Note, the Holder and each beneficial owner thereof agrees that: (A) none of the Co-Issuers, the Collateral Manager, the CLO Servicer, the Placement Agent, the Trustee, the Collateral Administrator or any of their respective affiliates is acting as a fiduciary or financial or investment advisor for such Holder or beneficial owner; (B) such Holder or beneficial owner is not relying (for purposes of making any investment decision or otherwise) upon any advice, counsel or representations (whether written or oral) of the Co-Issuers, the Collateral Manager, the CLO Servicer, the Trustee, the Collateral Administrator, the Placement Agent or any of their respective affiliates other than any statements in the final offering memorandum for such Notes, and such Holder or beneficial owner has read and understands such final offering memorandum; (C) such Holder or beneficial owner has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent it has deemed necessary and has made its own investment decisions (including decisions regarding the suitability of any transaction pursuant to the Indenture) based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by the Co-Issuers, the Collateral Manager, the CLO Servicer, the Trustee, the Collateral Administrator, the Placement Agent or any of their respective affiliates.

                    Each Holder, by its acquisition of an interest in the Notes, shall be deemed to have represented to the Issuer, the Co-Issuer, the Collateral Manager, the CLO Servicer, the Placement Agent and the Trustee that either (A) no part of the funds being used to pay the purchase price for such Notes constitutes an asset of any “employee benefit plan” (as defined in Section 3(3) of ERISA) or “plan” (as defined in Section 4975(e)(1) of the Code) that is

A-2-4

subject to Title I of ERISA or Section 4975 of the Code or any other employee benefit plan or plan which is subject to any federal, state or local law (“Similar Law”) that is substantially similar to Section 406 of ERISA or Section 4975 of the Code (each a “Benefit Plan”), or an entity whose underlying assets include plan assets of any such Benefit Plan, or (B) if the funds being used to pay the purchase price for such Notes include plan assets of any Benefit Plan, its purchase and holding will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, or in the case of any Benefit Plan subject to Similar Law, will not constitute or result in a non-exempt violation of Similar Law.

                    Title to Notes shall pass by registration in the Register kept by the Trustee, acting through its Corporate Trust Office.

                    No service charge shall be made to a Holder for any registration of transfer or exchange of this Note, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                    No right or remedy conferred herein or in the Indenture upon or reserved to the Trustee or to the Holder hereof is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or thereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder or under the Indenture, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

                    This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                    THE HOLDER OF THIS NOTE AGREES NOT TO CAUSE THE FILING OF A PETITION IN BANKRUPTCY AGAINST THE ISSUER OR THE CO-ISSUER IN ANY APPLICABLE OR RELEVANT JURISDICTION UNTIL AT LEAST ONE YEAR AND ONE DAY (OR, IF LONGER, THE APPLICABLE PREFERENCE PERIOD THEN IN EFFECT), AFTER THE PAYMENT IN FULL OF ALL NOTES ISSUED UNDER THE INDENTURE.

                    AS PROVIDED IN THE INDENTURE, THE INDENTURE AND THE NOTES SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

A-2-5

                    IN WITNESS WHEREOF, the Co-Issuers have caused this Note to be duly executed.

Dated as of December 6, 2013

DIVCORE CLO 2013-1, LTD., as Issuer

By:
Name:
Title:

DIVCORE CLO 2013-1, LLC, as Co-Issuer

By:
Name:
Title:

A-2-6

CERTIFICATE OF AUTHENTICATION

This is one of the Notes referred to in the within-mentioned Indenture.

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Trustee

By:
Authenticating Agent

A-2-7

ASSIGNMENT FORM

For value received

hereby sell, assign and transfer unto

Please insert social security or other identifying number of assignee

Please print or type name and address, including zip code, of assignee:

the within Note and does hereby irrevocably constitute and appoint ___________________________ Attorney to transfer the Note on the books of the Issuer with full power of substitution in the premises.

Date:	Your Signature:
(Sign exactly as your name appears on this Note)

A-2-8

EXHIBIT B-1

FORM OF CLASS B SECURED FLOATING RATE NOTE DUE 2032
[REGULATION S] [RULE 144A] GLOBAL SECURITY

                    THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR OTHER JURISDICTION. THIS NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT (A)(1) TO A QUALIFIED INSTITUTIONAL BUYER (A “QIB”) WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) AND IS EITHER PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB, IN A PRINCIPAL AMOUNT OF NOT LESS THAN $250,000 (AND INTEGRAL MULTIPLES OF $500 IN EXCESS THEREOF), FOR THE PURCHASER AND FOR EACH SUCH ACCOUNT, IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A SO LONG AS THIS NOTE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE, OR (2) TO A NON-”U.S. PERSON” IN AN “OFFSHORE TRANSACTION” AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”) IN ACCORDANCE WITH RULE 903 OR RULE 904 (AS APPLICABLE) OF REGULATION S IN A PRINCIPAL AMOUNT OF NOT LESS THAN $250,000 (AND INTEGRAL MULTIPLES OF $500 IN EXCESS THEREOF), SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE, AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION. EACH PURCHASER OF A GLOBAL SECURITY WILL BE DEEMED TO HAVE MADE THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN SECTION 2.5 OF THE INDENTURE.

                    ANY TRANSFER, PLEDGE OR OTHER USE OF THIS NOTE FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN, UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”), NEW YORK, NEW YORK, TO THE CO-ISSUERS OR THEIR AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR OF SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO.).

                    THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS NOTE MAY NOT BE EXCHANGED OR TRANSFERRED IN WHOLE OR IN PART FOR A NOTE REGISTERED IN THE NAME OF ANY PERSON OTHER THAN THAT DEPOSITARY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

                    PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE.

                    [AN INTEREST IN THIS NOTE MAY NOT BE HELD BY A PERSON THAT IS A U.S. PERSON (AS DEFINED IN REGULATION S) AT ANY TIME. IN ADDITION, AN INTEREST IN THIS NOTE MAY ONLY BE HELD THROUGH EUROCLEAR OR CLEARSTREAM, LUXEMBOURG AT ANY TIME.]1

                    THIS NOTE HAS BEEN ISSUED WITH “ORIGINAL ISSUE DISCOUNT” (WITHIN THE MEANING OF SECTION 1272 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED). UPON WRITTEN REQUEST TO THE ISSUER, THE ISSUER WILL PROMPTLY MAKE AVAILABLE TO ANY

1     Regulation S Global Securities.

B-1-1

HOLDER OF THIS NOTE THE FOLLOWING INFORMATION: (1) THE ISSUE PRICE AND DATE OF THE NOTE, (2) THE AMOUNT OF ORIGINAL ISSUE DISCOUNT ON THE NOTE AND (3) THE YIELD TO MATURITY OF THE NOTE.

B-1-2

DIVCORE CLO 2013-1, LTD.
DIVCORE CLO 2013-1, LLC

CLASS B SECURED FLOATING RATE NOTE DUE 2032

No. [Reg. S][144A] - ___	Up to
CUSIP No. G29011 AB2[2] 255030 AC2[3]	U.S.$ 55,000,000
ISIN: USG29011AB21[4] US255030AC26[5]

                    Each of DIVCORE CLO 2013-1, LTD., a Cayman Islands exempted company with limited liability (the “Issuer”) and DIVCORE CLO 2013-1, LLC, a Delaware limited liability company (the “Co-Issuer”) for value received, hereby promises to pay to CEDE & CO. or its registered assigns (a) upon presentation and surrender of this Note (except as otherwise permitted by the Indenture referred to below), the principal sum of up to FIFTY-FIVE MILLION United States Dollars (U.S.$ 55,000,000), or such other principal sum as is equal to the aggregate principal amount of the Class B Notes identified from time to time on the records of the Trustee and Schedule A hereto as being represented by this [Rule 144A] [Regulation S] Global Security, on the Payment Date occurring in November 2032 (the “Stated Maturity”), to the extent not previously paid, in accordance with the Indenture referred to below unless the unpaid principal of this Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise and (b) the Class B Interest Distribution Amount allocable to this Note in accordance with the Indenture payable initially on December 16, 2013, and thereafter monthly on the later of (i) the 15th calendar day of each calendar month (or if such day is not a Business Day, then on the next succeeding Business Day) and (ii) the fourth Business Day following the Determination Date (each, a “Payment Date”). Interest on the Class B Notes shall accrue at the Class B Note Interest Rate and shall be computed on the basis of the actual number of days in the related Interest Accrual Period divided by 360. The interest so payable on any Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the Record Date for such interest, which shall be the fifteenth day (whether or not a Business Day) prior to the applicable Payment Date.

                    The obligations of the Issuer and the Co-Issuer under this Note and the Indenture are limited recourse obligations of the Issuer and non-recourse obligations of the Co-Issuer payable solely from the Mortgage Loans and other Collateral pledged by the Issuer as security for the Notes under the Indenture, and in the event the Mortgage Loans and such other Collateral are insufficient to satisfy such obligations, any claims of the Holders of the Notes shall be extinguished, all in accordance with the Indenture.

                    The payment of interest on this Note is senior to the payments of the principal of, and interest on, the Preferred Shares. Except as set forth in the Indenture, the payment of principal of this Note is subordinate to the payments of principal of and interest on the Class A Notes and no payments of principal on the Class B Notes will be made until the Class A Notes are paid in full. The principal of this Note shall be due and payable no later than the Stated Maturity unless the unpaid principal of such Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise; provided, however, that, except as set forth in the Indenture, the payment of principal of this Note may only occur after principal on the Class A Notes has been paid in full and is subordinated to the payment on each Payment Date of the principal and interest due and payable on the Class A Notes and other amounts in accordance with the Priority of Payments, all in accordance with the Indenture.

                    Any payment of interest due on this Note on any Payment Date to the extent sufficient funds are not available to make such payment in accordance with the Priority of Payments on such Payment Date, but only if one or more Class A Notes are Outstanding, shall constitute Class B Capitalized Interest and shall not be considered

2     For Regulation S Global Security.

3     For Rule 144A Global Security.

4     For Regulation S Global Security.

5     For Rule 144A Global Security.

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“due and payable” for the purposes of Section 5.1(a) (and the failure to pay such interest shall not be an Event of Default). Class B Capitalized Interest shall be added to the principal balance of the Class B Notes and shall be payable on the first Payment Date on which funds are available to be used for such purpose in accordance with the Priority of Payments, but in any event no later than the earlier of the Payment Date (A) which is the Redemption Date with respect to the Class B Notes and (B) which is the Stated Maturity Date of the Class B Notes.

                    Payments in respect of principal and interest and any other amounts due on any Payment Date on this Note shall be payable by the Trustee or a Paying Agent, subject to any laws or regulations applicable thereto, by wire transfer in immediately available funds to a Dollar account maintained by the Registered Holder hereof; provided that the Registered Holder shall have provided wiring instructions to the Trustee on or before the related Record Date, or, if wire transfer cannot be effected, by Dollar check drawn on a bank as provided in the Indenture and mailed to the Registered Holder at its address in the Notes Register.

                    Interest will cease to accrue on this Note, or in the case of a partial repayment, on such part, from the date of repayment or Stated Maturity unless payment of principal is improperly withheld or unless a Default is otherwise made with respect to such payments of principal.

                    Notwithstanding the foregoing, the final payment of interest and principal due on this Note shall be made only upon presentation and surrender of this Note (except as otherwise provided in the Indenture) at the Corporate Trust Office of the Trustee or at any Paying Agent.

                    The Registered Holder of this Note shall be treated as the owner hereof for all purposes.

                    Except as specifically provided herein and in the Indenture, neither the Issuer nor the Co-Issuer shall be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any government or any political subdivision or taxing authority thereof or therein.

                    Unless the certificate of authentication hereon has been executed by the Trustee by the manual signature of one of its authorized officers, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                    This Note is one of a duly authorized issue of Class B Secured Floating Rate Notes Due 2032, of the Issuer and the Co-Issuer (the “Class B Notes”), limited in aggregate principal amount to U.S.$55,000,000 issued under an indenture dated as of December 6, 2013 (the “Indenture”) by and among the Issuer, the Co-Issuer, Wells Fargo Bank, National Association, as trustee(in such capacity and together with any successor trustee permitted under the Indenture, the “Trustee”), paying agent, calculation agent, transfer agent, custodial securities intermediary, backup advancing agent and notes registrar and Situs Asset Management LLC, as advancing agent. Also authorized under the Indenture are (a) U.S. 285,000,000 Class A Senior Secured Floating Rate Notes Due 2032, (the “Class A Notes” and, together with the Class B Notes, the “Notes”).

                    Concurrently with the issuance of the Notes, the Issuer also will issue preferred shares (the “Preferred Shares”), under the Issuer’s Memorandum and Articles of Association as part of its issued share capital.

                    Reference is hereby made to the Indenture and all indentures supplemental thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Co-Issuer, the Trustee, the Advancing Agent, the Holders of the Notes and the Preferred Shares and the terms upon which the Notes and the Preferred Shares are, and are to be, executed, authenticated and delivered.

                    Payments of principal of the Class B Notes shall be payable in accordance with Section 11.1(a) of the Indenture.

                    Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Indenture.

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                    Pursuant to Section 9.1(a) of the Indenture, the Notes are subject to redemption by the Issuer at the direction of the Collateral Manager (such redemption, a “Clean-up Call Redemption”), in whole but not in part, at a price equal to the applicable Redemption Price, upon notice given in the manner provided in the Indenture, on any Payment Date on or after the Payment Date on which the Aggregate Outstanding Amount of the Notes (excluding any Class B Capitalized Interest) will be reduced to 10% of the Aggregate Outstanding Amount of the Notes on the Closing Date; provided, that the funds available to be used for such redemption will be sufficient to pay the Total Redemption Price.

                    Pursuant to Section 9.1(b) of the Indenture, the Notes and the Preferred Shares shall be redeemable, in whole but not in part, by Act of a Majority of the Preferred Shares delivered to the Trustee, on the Payment Date following the occurrence of a Tax Event if the Tax Materiality Condition is satisfied at a price equal to the applicable Redemption Prices; provided that that the funds available to be used for such Tax Redemption will be sufficient to pay the Total Redemption Price

                    Pursuant to Section 9.1(c) of the Indenture, the Notes and the Preferred Shares are subject to redemption, in whole but not in part, by the Issuer at a price equal to the applicable Redemption Prices, on any Payment Date occurring after the end of the Non-call Period at the direction of the Issuer (such redemption, an “Optional Redemption”) by Act of a Majority of the Preferred Shareholders delivered to the Trustee; provided, that the funds available to be used for such Optional Redemption will be sufficient to pay the Total Redemption Price and, in connection with an Optional Redemption occurring prior to the Payment Date in December 2016, the Class A Make Whole Amount and the Class B Make Whole Amount.

                    Notes for whose redemption and payment provision is made in accordance with the Indenture shall cease to bear interest on the applicable Redemption Date (unless the Issuer shall default in the payment of the Redemption Price and accrued interest thereon).

                    Pursuant to Section 9.5 of the Indenture, if any of the Coverage Tests applicable to any Class of Notes is not satisfied as of the most recent Measurement Date the Notes shall be redeemed from in accordance with Section 9.6 and the Priority of Payments set forth in the Indenture, only, and to the extent necessary, to cause each of the Coverage Tests to be satisfied.

                    If an Event of Default shall occur and be continuing, the Class B Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture.

                    At any time after a declaration of acceleration of Maturity of the Notes has been made, and before a judgment or decree for payment of the amounts due has been obtained by the Trustee as provided in the Indenture, a Majority of each Class of Notes (voting as a separate Class), other than with respect to an Event of Default specified in Section 5.1(d), 5.1(e), 5.1(h) or 5.1(i), by written notice to the Issuer, the Co-Issuer and the Trustee, may rescind and annul such declaration and its consequences if certain conditions set forth in the Indenture are satisfied.

                    The Indenture may be amended and supplemented under the circumstances, and in accordance with the conditions, set forth therein.

                    The Notes are issuable in minimum denominations of $250,000 and integral multiples of $500 in excess thereof.

                    The principal of each Note shall be payable on the Stated Maturity, unless the unpaid principal of such Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise.

                    The term “Issuer” as used in this Note includes any successor-in-interest to the Issuer under the Indenture and the term “Co-Issuer” as used in this Note includes any successor-in-interest to the Co-Issuer under the Indenture.

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                    Each purchaser and any subsequent transferee of this Note or any interest herein shall, by virtue of its purchase or other acquisition of this Note or any interest herein, be deemed to have agreed to treat this Note as debt for U.S. federal income tax purposes.

                    In connection with the purchase of this Note, the Holder and each beneficial owner thereof agrees that: (A) none of the Co-Issuers, the Collateral Manager, the CLO Servicer, the Placement Agent, the Trustee, the Collateral Administrator or any of their respective affiliates is acting as a fiduciary or financial or investment advisor for such Holder or beneficial owner; (B) such Holder or beneficial owner is not relying (for purposes of making any investment decision or otherwise) upon any advice, counsel or representations (whether written or oral) of the Co-Issuers, the Collateral Manager, the CLO Servicer, the Trustee, the Collateral Administrator, the Placement Agent or any of their respective affiliates other than any statements in the final offering memorandum for such Notes, and such Holder or beneficial owner has read and understands such final offering memorandum; (C) such Holder or beneficial owner has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent it has deemed necessary and has made its own investment decisions (including decisions regarding the suitability of any transaction pursuant to the Indenture) based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by the Co-Issuers, the Collateral Manager, the CLO Servicer, the Trustee, the Collateral Administrator, the Placement Agent or any of their respective affiliates.

                    Each Holder, by its acquisition of an interest in the Notes, shall be deemed to have represented to the Issuer, the Co-Issuer, the Collateral Manager, the CLO Servicer, the Placement Agent and the Trustee that either (A) no part of the funds being used to pay the purchase price for such Notes constitutes an asset of any “employee benefit plan” (as defined in Section 3(3) of ERISA) or “plan” (as defined in Section 4975(e)(1) of the Code) that is subject to Title I of ERISA or Section 4975 of the Code or any other employee benefit plan or plan which is subject to any federal, state or local law (“Similar Law”) that is substantially similar to Section 406 of ERISA or Section 4975 of the Code (each a “Benefit Plan”), or an entity whose underlying assets include plan assets of any such Benefit Plan, or (B) if the funds being used to pay the purchase price for such Notes include plan assets of any Benefit Plan, its purchase and holding will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, or in the case of any Benefit Plan subject to Similar Law, will not constitute or result in a non-exempt violation of Similar Law.

                    Title to Notes shall pass by registration in the Register kept by the Trustee, acting through its Corporate Trust Office.

                    No service charge shall be made to a Holder for any registration of transfer or exchange of this Note, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                    No right or remedy conferred herein or in the Indenture upon or reserved to the Trustee or to the Holder hereof is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or thereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder or under the Indenture, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

                    This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                    THE HOLDER OF THIS NOTE AGREES NOT TO CAUSE THE FILING OF A PETITION IN BANKRUPTCY AGAINST THE ISSUER OR THE CO-ISSUER IN ANY APPLICABLE OR RELEVANT JURISDICTION UNTIL AT LEAST ONE YEAR AND ONE DAY (OR, IF LONGER, THE APPLICABLE PREFERENCE PERIOD THEN IN EFFECT), AFTER THE PAYMENT IN FULL OF ALL NOTES ISSUED UNDER THE INDENTURE.

                    AS PROVIDED IN THE INDENTURE, THE INDENTURE AND THE NOTES SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW

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YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

B-1-7

                    IN WITNESS WHEREOF, the Co-Issuers have caused this Note to be duly executed.

Dated as of December 6, 2013

DIVCORE CLO 2013-1, LTD., as Issuer

By:
Name:
Title:

DIVCORE CLO 2013-1, LLC, as Co-Issuer

By:
Name:
Title:

B-1-8

CERTIFICATE OF AUTHENTICATION

This is one of the Notes referred to in the within-mentioned Indenture.

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Trustee

By:
Authenticating Agent

B-1-9

ASSIGNMENT FORM

For value received

hereby sell, assign and transfer unto

Please insert social security or other identifying number of assignee

Please print or type name and address, including zip code, of assignee:

the within Note and does hereby irrevocably constitute and appoint ___________________________ Attorney to transfer the Note on the books of the Issuer with full power of substitution in the premises.

Date:	Your Signature:
(Sign exactly as your name appears on this Note)

B-1-10

SCHEDULE A

This Note shall be issued in the original principal balance of U.S.$[●]6[●]7 on the Closing Date. The following exchanges of a part of this [Rule 144A][Regulation S] Global Security have been made:

Date of Exchange	Amount of Decrease in Principal Amount of this Global Security	Amount of Increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease (or increase)	Signature of authorized officer of Trustee or securities Custodian

6     Rule 144A Global Security

7     Regulation S Global Security

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EXHIBIT B-2

FORM OF CLASS B SECURED FLOATING RATE NOTE DUE 2032

DEFINITIVE NOTE

                    THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR OTHER JURISDICTION. THIS NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT (A)(1) TO A QUALIFIED INSTITUTIONAL BUYER (A “QIB”) WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), (2) AN INSTITUTIONAL “ACCREDITED INVESTOR” (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT), AND IS EITHER PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB, IN A PRINCIPAL AMOUNT OF NOT LESS THAN $250,000 (AND INTEGRAL MULTIPLES OF $500 IN EXCESS THEREOF), FOR THE PURCHASER AND FOR EACH SUCH ACCOUNT, IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A SO LONG AS THIS NOTE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE, OR (3) TO A NON-”U.S. PERSON” IN AN “OFFSHORE TRANSACTION” AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”), IN ACCORDANCE WITH RULE 903 OR RULE 904 (AS APPLICABLE) OF REGULATION S IN A PRINCIPAL AMOUNT OF NOT LESS THAN $250,000 (AND INTEGRAL MULTIPLES OF $500 IN EXCESS THEREOF), SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE, AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION. EACH PURCHASER OF A GLOBAL SECURITY WILL BE DEEMED TO HAVE MADE THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN SECTION 2.5 OF THE INDENTURE.

                    THIS NOTE HAS BEEN ISSUED WITH “ORIGINAL ISSUE DISCOUNT” (WITHIN THE MEANING OF SECTION 1272 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED). UPON WRITTEN REQUEST TO THE ISSUER, THE ISSUER WILL PROMPTLY MAKE AVAILABLE TO ANY HOLDER OF THIS NOTE THE FOLLOWING INFORMATION: (1) THE ISSUE PRICE AND DATE OF THE NOTE, (2) THE AMOUNT OF ORIGINAL ISSUE DISCOUNT ON THE NOTE AND (3) THE YIELD TO MATURITY OF THE NOTE.

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DIVCORE CLO 2013-1, LTD.

DIVCORE CLO 2013-1, LLC

CLASS B SECURED

FLOATING RATE NOTE DUE 2032

No. IAI - ___

CUSIP No. 255030 AD0	U.S.$[___________]
ISIN: US255030AD09

                    Each of DIVCORE CLO 2013-1, LTD., a Cayman Islands exempted company with limited liability (the “Issuer”) and DIVCORE CLO 2013-1, LLC, a Delaware limited liability company (the “Co-Issuer”) for value received, hereby promises to pay to [___________] or its registered assigns (a) upon presentation and surrender of this Note (except as otherwise permitted by the Indenture referred to below), the principal sum of [___________] United States Dollars (U.S.$[___________]) on the Payment Date occurring in November 2032 (the “Stated Maturity”), to the extent not previously paid, in accordance with the Indenture referred to below unless the unpaid principal of this Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise and (b) the Class B Interest Distribution Amount allocable to this Note in accordance with the Indenture payable initially on December 16, 2013, and thereafter monthly on the later of (i) the 15th calendar day of each calendar month (or if such day is not a Business Day, then on the next succeeding Business Day) and (ii) the fourth Business Day following the Determination Date (each, a “Payment Date”). Interest on the Class B Notes shall accrue at the Class B Note Interest Rate and shall be computed on the basis of the actual number of days in the related Interest Accrual Period divided by 360. The interest so payable on any Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the Record Date for such interest, which shall be the fifteenth day (whether or not a Business Day) prior to the applicable Payment Date.

                    The obligations of the Issuer and the Co-Issuer under this Note and the Indenture are limited recourse obligations of the Issuer and non-recourse obligations of the Co-Issuer payable solely from the Mortgage Loans and other Collateral pledged by the Issuer as security for the Notes under the Indenture, and in the event the Mortgage Loans and such other Collateral are insufficient to satisfy such obligations, any claims of the Holders of the Notes shall be extinguished, all in accordance with the Indenture.

                    The payment of interest on this Note is senior to the payments of the principal of, and interest on, the Preferred Shares. Except as set forth in the Indenture, the payment of principal of this Note is subordinate to the payments of principal of and interest on the Class A Notes and no payments of principal on the Class B Notes will be made until the Class A Notes are paid in full. The principal of this Note shall be due and payable no later than the Stated Maturity unless the unpaid principal of such Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise; provided, however, that, except as set forth in the Indenture, the payment of principal of this Note may only occur after principal on the Class A Notes has been paid in full and is subordinated to the payment on each Payment Date of the principal and interest due and payable on the Class A Notes and other amounts in accordance with the Priority of Payments, all in accordance with the Indenture.

                    Any payment of interest due on this Note on any Payment Date to the extent sufficient funds are not available to make such payment in accordance with the Priority of Payments on such Payment Date, but only if one or more Class A Notes are Outstanding, shall constitute Class B Capitalized Interest and shall not be considered “due and payable” for the purposes of Section 5.1(a) (and the failure to pay such interest shall not be an Event of Default). Class B Capitalized Interest shall be added to the principal balance of the Class B Notes and shall be payable on the first Payment Date on which funds are available to be used for such purpose in accordance with the Priority of Payments, but in any event no later than the earlier of the Payment Date (A) which is the Redemption Date with respect to the Class B Notes and (B) which is the Stated Maturity Date of the Class B Notes.

                    Payments in respect of principal and interest and any other amounts due on any Payment Date on this Note shall be payable by the Trustee or a Paying Agent, subject to any laws or regulations applicable thereto, by wire transfer in immediately available funds to a Dollar account maintained by the Registered Holder hereof;

B-2-2

provided that the Registered Holder shall have provided wiring instructions to the Trustee on or before the related Record Date, or, if wire transfer cannot be effected, by Dollar check drawn on a bank as provided in the Indenture and mailed to the Registered Holder at its address in the Notes Register.

                    Interest will cease to accrue on this Note, or in the case of a partial repayment, on such part, from the date of repayment or Stated Maturity unless payment of principal is improperly withheld or unless a Default is otherwise made with respect to such payments of principal.

                    Notwithstanding the foregoing, the final payment of interest and principal due on this Note shall be made only upon presentation and surrender of this Note (except as otherwise provided in the Indenture) at the Corporate Trust Office of the Trustee or at any Paying Agent.

                    The Registered Holder of this Note shall be treated as the owner hereof for all purposes.

                    Except as specifically provided herein and in the Indenture, neither the Issuer nor the Co-Issuer shall be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any government or any political subdivision or taxing authority thereof or therein.

                    Unless the certificate of authentication hereon has been executed by the Trustee by the manual signature of one of its authorized officers, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                    This Note is one of a duly authorized issue of Class B Secured Floating Rate Notes Due 2032, of the Issuer and the Co-Issuer (the “Class B Notes”), limited in aggregate principal amount to U.S.$55,000,000 issued under an indenture dated as of December 6, 2013 (the “Indenture”) by and among the Issuer, the Co-Issuer, Wells Fargo Bank, National Association, as trustee (in such capacity and together with any successor trustee permitted under the Indenture, the “Trustee”), paying agent, calculation agent, transfer agent, custodial securities intermediary, backup advancing agent and notes registrar and Situs Asset Management LLC, as advancing agent. Also authorized under the Indenture are (a) U.S.$285,000,000 Class A Senior Secured Floating Rate Notes Due 2032, (the “Class A Notes” and, together with the Class B Notes, the “Notes”).

                    Concurrently with the issuance of the Notes, the Issuer also will issue preferred shares (the “Preferred Shares”), under the Issuer’s Memorandum and Articles of Association as part of its issued share capital.

                    Reference is hereby made to the Indenture and all indentures supplemental thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Co-Issuer, the Trustee, the Advancing Agent, the Holders of the Notes and the Preferred Shares and the terms upon which the Notes and the Preferred Shares are, and are to be, executed, authenticated and delivered.

                    Payments of principal of the Class B Notes shall be payable in accordance with Section 11.1(a) of the Indenture.

                    Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Indenture.

                    Pursuant to Section 9.1(a) of the Indenture, the Notes are subject to redemption by the Issuer at the direction of the Collateral Manager (such redemption, a “Clean-up Call Redemption”), in whole but not in part, at a price equal to the applicable Redemption Price, upon notice given in the manner provided in the Indenture, on any Payment Date on or after the Payment Date on which the Aggregate Outstanding Amount of the Notes (excluding any Class B Capitalized Interest) will be reduced to 10% of the Aggregate Outstanding Amount of the Notes on the Closing Date; provided, that the funds available to be used for such redemption will be sufficient to pay the Total Redemption Price.

                    Pursuant to Section 9.1(b) of the Indenture, the Notes and the Preferred Shares shall be redeemable, in whole but not in part, by Act of a Majority of the Preferred Shares delivered to the Trustee, on the

B-2-3

Payment Date following the occurrence of a Tax Event if the Tax Materiality Condition is satisfied at a price equal to the applicable Redemption Prices; provided that that the funds available to be used for such Tax Redemption will be sufficient to pay the Total Redemption Price

                    Pursuant to Section 9.1(c) of the Indenture, the Notes and the Preferred Shares are subject to redemption, in whole but not in part, by the Issuer at a price equal to the applicable Redemption Prices, on any Payment Date occurring after the end of the Non-call Period at the direction of the Issuer (such redemption, an “Optional Redemption”) by Act of a Majority of the Preferred Shareholders delivered to the Trustee; provided, that the funds available to be used for such Optional Redemption will be sufficient to pay the Total Redemption Price and, in connection with an Optional Redemption occurring prior to the Payment Date in December 2016, the Class A Make Whole Amount and the Class B Make Whole Amount.

                    Notes for whose redemption and payment provision is made in accordance with the Indenture shall cease to bear interest on the applicable Redemption Date (unless the Issuer shall default in the payment of the Redemption Price and accrued interest thereon).

                    Pursuant to Section 9.5 of the Indenture, if any of the Coverage Tests applicable to any Class of Notes is not satisfied as of the most recent Measurement Date the Notes shall be redeemed from in accordance with Section 9.6 and the Priority of Payments set forth in the Indenture, only, and to the extent necessary, to cause each of the Coverage Tests to be satisfied.

                    If an Event of Default shall occur and be continuing, the Class B Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture.

                    At any time after a declaration of acceleration of Maturity of the Notes has been made, and before a judgment or decree for payment of the amounts due has been obtained by the Trustee as provided in the Indenture, a Majority of each Class of Notes (voting as a separate Class), other than with respect to an Event of Default specified in Section 5.1(d), 5.1(e), 5.1(h) or 5.1(i), by written notice to the Issuer, the Co-Issuer and the Trustee, may rescind and annul such declaration and its consequences if certain conditions set forth in the Indenture are satisfied.

                    The Indenture may be amended and supplemented under the circumstances, and in accordance with the conditions, set forth therein.

                    The Notes are issuable in minimum denominations of $250,000 and integral multiples of $500 in excess thereof.

                    The principal of each Note shall be payable on the Stated Maturity, unless the unpaid principal of such Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise.

                    The term “Issuer” as used in this Note includes any successor-in-interest to the Issuer under the Indenture and the term “Co-Issuer” as used in this Note includes any successor-in-interest to the Co-Issuer under the Indenture.

                    Each purchaser and any subsequent transferee of this Note or any interest herein shall, by virtue of its purchase or other acquisition of this Note or any interest herein, be deemed to have agreed to treat this Note as debt for U.S. federal income tax purposes.

                    In connection with the purchase of this Note, the Holder and each beneficial owner thereof agrees that: (A) none of the Co-Issuers, the Collateral Manager, the CLO Servicer, the Placement Agent, the Trustee, the Collateral Administrator or any of their respective affiliates is acting as a fiduciary or financial or investment advisor for such Holder or beneficial owner; (B) such Holder or beneficial owner is not relying (for purposes of making any investment decision or otherwise) upon any advice, counsel or representations (whether written or oral) of the Co-Issuers, the Collateral Manager, the CLO Servicer, the Trustee, the Collateral Administrator, the Placement Agent or any of their respective affiliates other than any statements in the final offering memorandum for such Notes, and

B-2-4

such Holder or beneficial owner has read and understands such final offering memorandum; (C) such Holder or beneficial owner has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent it has deemed necessary and has made its own investment decisions (including decisions regarding the suitability of any transaction pursuant to the Indenture) based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by the Co-Issuers, the Collateral Manager, the CLO Servicer, the Trustee, the Collateral Administrator, the Placement Agent or any of their respective affiliates.

                    Each Holder, by its acquisition of an interest in the Notes, shall be deemed to have represented to the Issuer, the Co-Issuer, the Collateral Manager, the CLO Servicer, the Placement Agent and the Trustee that either (A) no part of the funds being used to pay the purchase price for such Notes constitutes an asset of any “employee benefit plan” (as defined in Section 3(3) of ERISA) or “plan” (as defined in Section 4975(e)(1) of the Code) that is subject to Title I of ERISA or Section 4975 of the Code or any other employee benefit plan or plan which is subject to any federal, state or local law (“Similar Law”) that is substantially similar to Section 406 of ERISA or Section 4975 of the Code (each a “Benefit Plan”), or an entity whose underlying assets include plan assets of any such Benefit Plan, or (B) if the funds being used to pay the purchase price for such Notes include plan assets of any Benefit Plan, its purchase and holding will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, or in the case of any Benefit Plan subject to Similar Law, will not constitute or result in a non-exempt violation of Similar Law.

                    Title to Notes shall pass by registration in the Register kept by the Trustee, acting through its Corporate Trust Office.

                    No service charge shall be made to a Holder for any registration of transfer or exchange of this Note, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                    No right or remedy conferred herein or in the Indenture upon or reserved to the Trustee or to the Holder hereof is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or thereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder or under the Indenture, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

                    This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                    THE HOLDER OF THIS NOTE AGREES NOT TO CAUSE THE FILING OF A PETITION IN BANKRUPTCY AGAINST THE ISSUER OR THE CO-ISSUER IN ANY APPLICABLE OR RELEVANT JURISDICTION UNTIL AT LEAST ONE YEAR AND ONE DAY (OR, IF LONGER, THE APPLICABLE PREFERENCE PERIOD THEN IN EFFECT), AFTER THE PAYMENT IN FULL OF ALL NOTES ISSUED UNDER THE INDENTURE.

                    AS PROVIDED IN THE INDENTURE, THE INDENTURE AND THE NOTES SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

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                    IN WITNESS WHEREOF, the Co-Issuers have caused this Note to be duly executed.

Dated as of December 6, 2013

DIVCORE CLO 2013-1, LTD., as Issuer

By:
Name:
Title:

DIVCORE CLO 2013-1, LLC, as Co-Issuer

By:
Name:
Title:

B-2-6

CERTIFICATE OF AUTHENTICATION

This is one of the Notes referred to in the within-mentioned Indenture.

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Trustee

By:
Authenticating Agent

B-2-7

ASSIGNMENT FORM

For value received

hereby sell, assign and transfer unto

Please insert social security or
other identifying number of assignee

Please print or type name
and address, including zip code,
of assignee:

the within Note and does hereby irrevocably constitute and appoint__________________________________ Attorney to transfer the Note on the books of the Issuer with full power of substitution in the premises.

Date:	Your Signature:
(Sign exactly as your name
appears on this Note)

B-2-8

EXHIBIT C-1

FORM OF TRANSFER CERTIFICATE

FOR (1) TRANSFER AT THE CLOSING TO A REGULATION S GLOBAL SECURITY OR

(2) SUBSEQUENT TRANSFER FROM A RULE 144A GLOBAL SECURITY OR A DEFINITIVE NOTE TO A

REGULATION S GLOBAL SECURITY

(Transfer pursuant to Article 2 of the Indenture)

Wells Fargo Bank, National Association

9062 Old Annapolis Road

Columbia, Maryland 21045

Attn: Corporate Trust Services – DivCore CLO 2013-1, Ltd.

Re:	DivCore CLO 2013-1, Ltd., as Issuer and DivCore CLO 2013-1, LLC, as Co-Issuer of: the Class A Senior Secured Floating Rate Notes, Due 2032 and the Class B Secured Floating Rate Notes, Due 2032 (the “Transferred Notes”)

     Reference is hereby made to the Indenture, dated as of December 6, 2013 (the “Indenture”) by and among DivCore CLO 2013-1, Ltd., as Issuer and DivCore CLO 2013-1, LLC, as Co-Issuer of the Class A Notes and the Class B Notes, Wells Fargo Bank, National Association, as Trustee, and Situs Asset Management LLC, as Advancing Agent. Capitalized terms used but not defined herein will have the meanings assigned to such terms in the Indenture and if not defined in the Indenture then such terms will have the meanings assigned to them in Regulation S (“Regulation S”), or Rule 144A (“Rule 144A”), under the United States Securities Act of 1933, as amended (the “Securities Act”), and the rules promulgated thereunder.

     This letter relates to the transfer of U.S.$[●] aggregate principal amount of [Class A][Class B] Notes being transferred for an equivalent beneficial interest in a Regulation S Global Security of the same Class in the name of [name of transferee] (the “Transferee”).

     In connection with such request, the Transferee hereby certifies that such transfer has been effected in accordance with the transfer restrictions set forth in the Indenture and the Offering Memorandum, dated as of December 4, 2013, and hereby represents, warrants and agrees for the benefit of the Issuer, the Co-Issuer, the Trustee, the Collateral Manager and their counsel that:

(i) at the time the buy order was originated, the Transferee was outside the United States;

(ii) the Transferee is not a U.S. Person (“U.S. Person”), as defined in Regulation S;

(iii) the transfer is being made in an “offshore transaction” (“Offshore Transaction”), as defined in Regulation S, pursuant to Rule 903 or 904 of Regulation S;

(iv) the Transferee will notify future transferees of the transfer restrictions;

(v) the Transferee understands that the Notes, including the Transferred Notes, are being offered only in a transaction not involving any public offering in the United States within the meaning of the Securities Act, the Notes, including the Transferred Notes, have not been and will not be registered or qualified under the Securities Act or the securities laws of any state or other jurisdiction, and, if in the future the owner decides to reoffer, resell, pledge or otherwise transfer the Transferred Notes, such Transferred Notes may only be reoffered, resold, pledged or otherwise transferred only in accordance with the Indenture and the legend on such Transferred Notes. The Transferee acknowledges that no representation is made by the Issuer, the Co-Issuer, the Trustee or the Placement Agent, as the case may be, as to the availability of any exemption from registration or qualification under the Securities Act or any state or other securities laws for resale of the Transferred Notes;

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(vi) the Transferee is not purchasing the Transferred Notes with a view to the resale, distribution or other disposition thereof in violation of the Securities Act or the securities laws of any state or other jurisdiction. The Transferee understands that an investment in the Transferred Notes involves certain risks, including the risk of loss of all or a substantial part of its investment under certain circumstances. The Transferee has had access to such financial and other information concerning the Issuer, the Co-Issuer and the Transferred Notes as it deemed necessary or appropriate in order to make an informed investment decision with respect to its purchase of the Transferred Notes, including, without limitation, an opportunity to ask questions of and request information from the Collateral Manager, the Placement Agent, the Issuer and the Co-Issuer, including without limitation, an opportunity to access to such legal and tax representation as the Transferee deemed necessary or appropriate;

(vii) in connection with the purchase of the Transferred Notes: (A) none of the Issuer, the Co-Issuer, the Placement Agent, the Collateral Manager, the Trustee or any of their respective affiliates is acting as a fiduciary or financial or investment adviser for the Transferee; (B) the Transferee is not relying (for purposes of making any investment decision or otherwise) upon any written or oral advice, counsel or representations of the Issuer, the Co-Issuer, the Placement Agent, the Collateral Manager, the Trustee or any of its respective affiliates other than any statements in the final offering memorandum relating to such Transferred Notes and any representations expressly set forth in a written agreement with such party; (C) the Transferee has read and understands the final offering memorandum relating to the Transferred Notes (including, without limitation, the descriptions therein of the structure of the transaction in which the Transferred Notes are being issued and the risks to purchasers of the Notes); (D) none of the Issuer, the Co-Issuer, the Placement Agent, the Collateral Manager, the Trustee or any of its respective affiliates has given to the Transferee (directly or indirectly through any other person) any assurance, guarantee, or representation whatsoever as to the expected or projected success, profitability, return, performance, result, effect, consequence, or benefit (including legal, regulatory, tax, financial, accounting, or otherwise) of the Transferee’s purchase of the Transferred Notes; (E) the Transferee has consulted with its own legal, regulatory, tax, business, investment, financial, accounting and other advisers to the extent it has deemed necessary, and it has made its own investment decisions (including decisions regarding the suitability of any transaction pursuant to the Indenture) based upon its own judgment and upon any advice from such advisers as it has deemed necessary and not upon any view expressed by the Issuer, the Co-Issuer, the Placement Agent, the Trustee or any of its respective affiliates; (F) the Transferee will hold and transfer at least the minimum denomination of such Transferred Notes; (G) the Transferee was not formed for the purpose of investing in the Transferred Notes; and (H) the Transferee is purchasing the Transferred Notes with a full understanding of all of the terms, conditions and risks thereof (economic and otherwise), and is capable of assuming and willing to assume (financially and otherwise) these risks;

(viii) the Transferee understands that the Transferred Notes will bear the applicable legend set forth on such Transferred Notes;

(ix) the Transferee represents that either (a) it is not an “employee benefit plan” (as defined in Section 3(3) of ERISA) or “plan” (as defined in Section 4975(e)(1) of the Code) that is subject to Title I of ERISA or Section 4975 of the Code, or any other employee benefit plan or plan which is subject to any federal, state or local law (“Similar Law”) that is substantially similar to Section 406 of ERISA or Section 4975 of the Code (each a “Benefit Plan”) or an entity whose underlying assets include plan assets of any such Benefit Plan or (b) its purchase and holding of the Transferred Notes will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, or, in the case of a Benefit Plan subject to Similar Law, do not result in a non-exempt violation of Similar Law;

(x) Except to the extent permitted by the Securities Act and any rules thereunder as in effect and applicable at the time of any such offer, the Transferee will not, at any time, offer to buy or offer to sell the Transferred Notes by any form of general solicitation or advertising, including, but not limited to, any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium or broadcast over television or radio or at a seminar or meeting whose attendees have been invited by general solicitations or advertising;

(xi) the Transferee is not a member of the public in the Cayman Islands, within the meaning of Section 175 of the Cayman Islands Companies Law (2011 Revision);

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(xii) the Transferee understands that (A) the Issuer, the Co-Issuer, the Trustee or the Paying Agent will require certification acceptable to them (1) as a condition to the payment of principal of and interest on any Notes without, or at a reduced rate of, U.S. withholding or backup withholding tax, and (2) to enable the Issuer, the Co-Issuer, the Trustee and the Paying Agent to determine their duties and liabilities with respect to any taxes or other charges that they may be required to pay, deduct or withhold from payments in respect of such Notes or the holder of such Notes under any present or future law or regulation of the Cayman Islands or the United States or any present or future law or regulation of any political subdivision thereof or taxing authority therein or to comply with any reporting or other requirements under any such law or regulation, which certification may include U.S. federal income tax forms (such as IRS Form W-8BEN (Certification of Foreign Status of Beneficial Owner), IRS Form W-8IMY (Certification of Foreign Intermediary Status), IRS Form W-9 (Request for Taxpayer Identification Number and Certification), or IRS Form W-8ECI (Certification of Foreign Person’s Claim for Exemption from Withholding on Income Effectively Connected with Conduct of a U.S. Trade or Business) or any successors to such IRS forms); (B) the Issuer, the Co-Issuer, the Trustee or the Paying Agent may require certification acceptable to them to enable the Issuer to qualify for a reduced rate of withholding in any jurisdiction from or through which the Issuer receives payments on its assets; (C) if the Issuer is no longer a Qualified REIT Subsidiary but is instead considered to be a foreign corporation for U.S. federal income tax purposes, the Issuer, the Co-Issuer, the Trustee or the Paying Agent will require the Transferee to provide the Issuer, the Co-Issuer, the Trustee or the Paying Agent with any correct, complete and accurate information that may be required for the Issuer, the Co-Issuer, the Trustee or the Paying Agent to comply with FATCA requirements and will take any other actions necessary for the Issuer, the Co-Issuer, the Trustee or the Paying Agent to comply with FATCA requirements and, in the event the Transferee fails to provide such information or take such actions, (1) the Issuer, the Co-Issuer, the Trustee and the Paying Agent are authorized to withhold amounts otherwise distributable to the Transferee as compensation for any amount withheld from payments to the Issuer, the Co-Issuer, the Trustee or the Paying Agent as a result of such failure, (2) to the extent necessary to avoid an adverse effect on the Issuer or any other holder of Notes as a result of such failure, the Transferee may be compelled to sell its Notes or, if the Transferee does not sell its Notes within 10 business days after notice from the Issuer, the Co-Issuer, the Trustee or the Paying Agent, such Notes may be sold at a public or private sale called and conducted in any manner permitted by law, and to remit the net proceeds of such sale (taking into account any taxes incurred by the Issuer in connection with such sale) to the Transferee as payment in full for such Notes and (3) the Issuer may also assign each such Note a separate CUSIP or CUSIPs in the Issuer’s sole discretion; (D) if the Transferee is a “foreign financial institution” or other foreign financial entity subject to FATCA and does not provide the Issuer, Co-Issuer, Trustee or Paying Agent with evidence that it has complied with the applicable FATCA requirements, the Issuer, Co-Issuer, Trustee or Paying Agent will be required to withhold amounts under FATCA on payments to the Transferee; and (E) the Transferee agrees to provide any certification requested pursuant to this paragraph and to update or replace such form or certification in accordance with its terms or its subsequent amendments;

(xiii) the Transferee acknowledges that it is its intent and that it understands it is the intent of the Issuer that, for purposes of U.S. federal, state and local income and franchise tax and any other income taxes, for so long as the Parent REIT or a direct or indirect wholly owned subsidiary of the Parent REIT owns 100% of the Preferred Shares and the Issuer Ordinary Shares, the Issuer will be treated as a Qualified REIT Subsidiary and the Notes will be treated as indebtedness solely of the Parent REIT; the Transferee agrees to such treatment and agrees to take no action inconsistent with such treatment;

(xiv) the Transferee, if not a “United States person” (as defined in Section 7701(a)(30) of the Code), either: (A) is not a bank (within the meaning of Section 881(c)(3)(A) of the Code); (B) is a bank that has provided an IRS Form W-8ECI representing that all payments received or to be received by it from the Issuer are effectively connected with the conduct of a trade or business in the United States, or (C) is a bank and is eligible for benefits under an income tax treaty with the United States that eliminates U.S. federal income taxation of U.S. source interest not attributable to a permanent establishment in the United States and the Issuer is treated as a fiscally transparent entity (as defined in Treasury regulations section 1.894-1(d)(3)(iii)) under the laws of Transferee’s jurisdiction with respect to payments made on the Mortgage Loans held by the Issuer;

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(xv) the Transferee understands that the Notes have not been approved or disapproved by the SEC or any other governmental authority or agency or any jurisdiction and that neither the SEC nor any other governmental authority or agency has passed upon the adequacy or accuracy of the final offering memorandum relating to the Notes. The Transferee further understands that any representation to the contrary is a criminal offense;

(xvi) the Transferee will, prior to any sale, pledge or other transfer by such Transferee of any Note (or interest therein), obtain from the prospective transferee, and deliver to the Trustee, a duly executed transferee certificate addressed to each of the Trustee, the Issuer, the Co-Issuer and the Collateral Manager in the form of the relevant exhibit attached to the Indenture, and such other certificates and other information as the Issuer, the Co-Issuer, the Collateral Manager or the Trustee may reasonably require to confirm that the proposed transfer complies with the transfer restrictions contained in the Indenture;

(xvii) the Transferee agrees that no Note may be purchased, sold, pledged or otherwise transferred in an amount less than the minimum denomination set forth in the Indenture. In addition, the Transferee understands that the Notes will be transferable only upon registration of the transferee in the Note Register of the Issuer following delivery to the Note Registrar of a duly executed transfer certificate and any other certificates and other information required by the Indenture;

(xviii) the Transferee is aware and agrees that no Note (or beneficial interest therein) may be reoffered or resold, pledged or otherwise transferred (i) to a transferee taking delivery of such Note represented by a Rule 144A Global Security except (A) to a transferee that the Transferee reasonably believes is a QIB, purchasing for its account or the account of another QIB, to which notice is given that the resale, pledge or other transfer is being made in reliance on the exemption from the registration requirements of the Securities Act provided by Rule 144A or another person the sale to which is exempt under the Securities Act and (B) if such transfer is made in accordance with any applicable securities laws of any state of the United States and any other relevant jurisdiction or (ii) to a transferee taking delivery of such Note represented by a Regulation S Global Security except (A) to a transferee that is a non-U.S. Person acquiring such interest in an Offshore Transaction in accordance with Rule 903 or Rule 904 of Regulation S, (B) such transfer is made in compliance with the other requirements set forth in the Indenture and (C) if such transfer is made in accordance with any applicable securities laws of any state of the United States and any other jurisdiction;

(xix) the Transferee understands that there is no secondary market for the Notes and that no assurances can be given as to the liquidity of any trading market for the Notes and that it is unlikely that a trading market for the Notes will develop. The Transferee further understands that, although the Placement Agent may from time to time make a market in the Notes, the Placement Agent is not under any obligation to do so and, following the commencement of any market-making, may discontinue the same at any time. Accordingly, the Transferee must be prepared to hold the Notes until the Stated Maturity Date;

(xx) the Transferee approves and consents to any direct trades between the Issuer and the Collateral Manager and/or its affiliates that is permitted under the terms of the Indenture and the Collateral Management Agreement;

(xxi) the Transferee acknowledges that the Issuer, the Co-Issuer, the Trustee, the Note Registrar, the Collateral Manager, the Placement Agent and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations and agreements and agrees that, if any of the acknowledgments, representations or warranties made or deemed to have been made by it in connection with its purchase of the Notes are no longer accurate, the Transferee will promptly notify the Issuer, the Co-Issuer, the Trustee, Note Registrar, the Collateral Manager and the Placement Agent;

(xxii) the Notes will bear a legend to the following effect unless the Issuer and the Co-Issuer determine otherwise in compliance with applicable law:

     THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR OTHER JURISDICTION. THIS NOTE MAY NOT BE

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OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT: (A)(1) TO A (X) “QUALIFIED INSTITUTIONAL BUYER” (A “QIB”), AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) AND IS EITHER PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB, IN A PRINCIPAL AMOUNT OF NOT LESS THAN U.S.$250,000 (AND INTEGRAL MULTIPLES OF U.S.$500 IN EXCESS THEREOF) FOR THE PURCHASER AND FOR EACH SUCH ACCOUNT, IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, SO LONG AS THIS NOTE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE; OR (Y) AN INSTITUTIONAL “ACCREDITED INVESTOR” WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT TAKING SUCH INTEREST IN THE FORM OF A DEFINITIVE NOTE REGISTERED IN THE NAME OF THE LEGAL AND BENEFICIAL HOLDER THEREOF, IN EACH CASE IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OR (2) TO A NON-”U.S. PERSON” IN AN “OFFSHORE TRANSACTION,” AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”), IN ACCORDANCE WITH RULE 903 OR RULE 904 (AS APPLICABLE) OF REGULATION S IN EACH CASE, IN A PRINCIPAL AMOUNT OF NOT LESS THAN U.S.$250,000 (AND INTEGRAL MULTIPLES OF U.S.$500 IN EXCESS THEREOF), SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE, AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION. EACH PURCHASER OF A GLOBAL SECURITY WILL BE DEEMED TO HAVE MADE THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN SECTION 2.5 OF THE INDENTURE.

     ANY TRANSFER, PLEDGE OR OTHER USE OF THIS NOTE FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN, UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”), NEW YORK, NEW YORK, TO THE CO-ISSUERS OR THEIR AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR OF SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO.).

     THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS NOTE MAY NOT BE EXCHANGED OR TRANSFERRED IN WHOLE OR IN PART FOR A NOTE REGISTERED IN THE NAME OF ANY PERSON OTHER THAN THAT DEPOSITARY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

     PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE.

     [FOR CLASS B NOTES] THIS NOTE HAS BEEN ISSUED WITH “ORIGINAL ISSUE DISCOUNT” (WITHIN THE MEANING OF SECTION 1272 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED). UPON WRITTEN REQUEST TO THE ISSUER, THE ISSUER WILL PROMPTLY MAKE AVAILABLE TO ANY HOLDER OF THIS NOTE THE FOLLOWING INFORMATION: (1) THE ISSUE PRICE AND DATE OF THE NOTE, (2) THE AMOUNT OF ORIGINAL ISSUE DISCOUNT ON THE NOTE AND (3) THE YIELD TO MATURITY OF THE NOTE.

(xxiii) the owner understands and agrees that an additional legend in substantially the following form will be placed on each Note in the form of a Regulation S Global Security:

     AN INTEREST IN THIS NOTE MAY NOT BE HELD BY A PERSON THAT IS A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) AT ANY TIME. IN ADDITION, AN INTEREST IN THIS NOTE MAY BE HELD ONLY THROUGH EUROCLEAR OR CLEARSTREAM, LUXEMBOURG AT ANY TIME.

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(xxiv) the Transferee understands that each Class A Majority Holder may exercise the disapproval, approval, consent or other rights provided in the Indenture and any rights or powers that it may have as a holder of Notes in its sole discretion for its sole benefit without regard to the interests of any other person (including, without limitation, any holder of a Note) and shall not have any duties or obligations (including, without limitation, any fiduciary duties or obligations or any investment advisory or subadvisory duties or obligations) with respect to the Issuer, the Collateral Manager, any holder of Notes or any other person; the Transferee understands that none of the Class A Majority Holders, any affiliate thereof and any of their respective directors, managers, officers, stockholders, members, partners, employees, agents or affiliates will be liable to the Issuers, the Collateral Manager, any holder of a Note or any other person, and no such party will be permitted to take or bring any such action for, for any loss, claim, damage, judgment, assessment, cost or other liability incurred as a result of the exercise or non-exercise by such Class A Majority Holders of any of the rights or powers described above, any other approval or consent rights of the Class A Majority Holders or any other rights or powers that the Class A Majority Holders may have as a holder of Notes.

     You, the Issuer, the Co-Issuer, the Trustee and the Collateral Manager are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

[Name of Transferee]

By:
Name:
Title:
Dated:
cc:	DivCore CLO 2013-1, Ltd.
DivCore CLO 2013-1, LLC

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EXHIBIT C-2

FORM OF TRANSFER CERTIFICATE

FOR (1) TRANSFER AT THE CLOSING TO A RULE 144A GLOBAL SECURITY OR

(2) SUBSEQUENT TRANSFER FROM A REGULATION S GLOBAL SECURITY OR DEFINITIVE NOTE TO

A RULE 144A GLOBAL SECURITY

(Transfers pursuant to Article 2 of the Indenture)

Wells Fargo Bank, National Association

9062 Old Annapolis Road

Columbia, Maryland 21045

Attn: Corporate Trust Services – DivCore CLO 2013-1, Ltd.

Re:	DivCore CLO 2013-1, Ltd., as Issuer and DivCore CLO 2013-1, LLC, as Co-Issuer of: the Class A Senior Secured Floating Rate Notes, Due 2032 and the Class B Secured Floating Rate Notes, Due 2032 (the “Transferred Notes”)

     Reference is hereby made to the Indenture dated as of December 6, 2013 (the “Indenture”), by and among DivCore CLO 2013-1, Ltd., as Issuer and DivCore CLO 2013-1, LLC, as Co-Issuer of the Class A Notes and the Class B Notes, Wells Fargo Bank, National Association, as Trustee, and Situs Asset Management LLC, as Advancing Agent. Capitalized terms used but not defined herein will have the meanings assigned to such terms in the Indenture and if not defined in the Indenture then such terms will have the meanings assigned to them in Regulation S (“Regulation S”), or Rule 144A (“Rule 144A”), under the Securities Act of 1933, as amended (the “Securities Act”), and the rules promulgated thereunder.

     This letter relates to the transfer of U.S.$[●] aggregate principal amount of [Class A][Class B] Notes being transferred in exchange for an equivalent beneficial interest in a Rule 144A Global Security of the same Class in the name of [name of transferee] (the “Transferee”).

     In connection with such request, the Transferee hereby certifies that such transfer has been effected in accordance with the transfer restrictions set forth in the Indenture and the Offering Memorandum dated as of December 4, 2013 and hereby represents, warrants and agrees for the benefit of the Issuer, the Co-Issuer and the Trustee that:

(i) the Transferee is a “qualified institutional buyer” as defined in Rule 144A (a “QIB”);

(ii) (A) the Transferee is acquiring a beneficial interest in such Transferred Notes for its own account or for an account that is a QIB and as to each of which the Transferee exercises sole investment discretion, and (B) the Transferee and each such account is acquiring not less than the minimum denomination of the Transferred Notes;

(iii) the Transferee will notify future transferees of the transfer restrictions;

(iv) the Transferee is obtaining the Transferred Notes in a transaction pursuant to Rule 144A;

(v) the Transferee is obtaining the Transferred Notes in accordance with any applicable securities laws of any state of the United States and any other applicable jurisdiction;

(vi) the Transferee understands that the Notes, including the Transferred Notes, are being offered only in a transaction not involving any public offering in the United States within the meaning of the Securities Act, the Notes, including the Transferred Notes, have not been and will not be registered or qualified under the Securities Act or the securities laws of any state or other jurisdiction, and, if in the future the owner decides to reoffer, resell, pledge or otherwise transfer the Transferred Notes, such Transferred Notes may only be reoffered, resold, pledged or otherwise transferred only in accordance with the Indenture and the legend on such Transferred Notes. The Transferee acknowledges that no representation is made by the

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Issuer, the Co-Issuer, the Trustee or the Placement Agent, as the case may be, as to the availability of any exemption from registration or qualification under the Securities Act or any state or other securities laws for resale of the Transferred Notes;

(vii) the Transferee is not purchasing the Transferred Notes with a view to the resale, distribution or other disposition thereof in violation of the Securities Act or the securities laws of any state or other jurisdiction. The Transferee understands that an investment in the Transferred Notes involves certain risks, including the risk of loss of all or a substantial part of its investment under certain circumstances. The Transferee has had access to such financial and other information concerning the Issuer, the Co-Issuer and the Transferred Notes as it deemed necessary or appropriate in order to make an informed investment decision with respect to its purchase of the Transferred Notes, including, without limitation, an opportunity to ask questions of and request information from the Collateral Manager, the Placement Agent, the Issuer and the Co-Issuer, including without limitation, an opportunity to access to such legal and tax representation as the Transferee deemed necessary or appropriate;

(viii) in connection with the purchase of the Transferred Notes: (A) none of the Issuer, the Co-Issuer, the Placement Agent, the Collateral Manager, the Trustee or any of their respective affiliates is acting as a fiduciary or financial or investment adviser for the Transferee; (B) the Transferee is not relying (for purposes of making any investment decision or otherwise) upon any written or oral advice, counsel or representations of the Issuer, the Co-Issuer, the Placement Agent, the Collateral Manager, the Trustee or any of their respective affiliates other than any statements in the final offering memorandum relating to such Transferred Notes and any representations expressly set forth in a written agreement with such party; (C) the Transferee has read and understands the final offering memorandum relating to the Transferred Notes (including, without limitation, the descriptions therein of the structure of the transaction in which the Transferred Notes are being issued and the risks to purchasers of the Notes); (D) none of the Issuer, the Co-Issuer, the Placement Agent, the Collateral Manager, the Trustee or any of their respective affiliates has given to the Transferee (directly or indirectly through any other person) any assurance, guarantee, or representation whatsoever as to the expected or projected success, profitability, return, performance, result, effect, consequence, or benefit (including legal, regulatory, tax, financial, accounting, or otherwise) of the Transferee’s purchase of the Transferred Notes; (E) the Transferee has consulted with its own legal, regulatory, tax, business, investment, financial, accounting and other advisers to the extent it has deemed necessary, and it has made its own investment decisions (including decisions regarding the suitability of any transaction pursuant to the Indenture) based upon its own judgment and upon any advice from such advisers as it has deemed necessary and not upon any view expressed by the Issuer, the Co-Issuer, the Placement Agent, the Collateral Manager, the Trustee or any of their respective affiliates; (F) the Transferee will hold and transfer at least the minimum denomination of such Transferred Notes; (G) the Transferee was not formed for the purpose of investing in the Transferred Notes; and (H) the Transferee is purchasing the Transferred Notes with a full understanding of all of the terms, conditions and risks thereof (economic and otherwise), and is capable of assuming and willing to assume (financially and otherwise) these risks;

(ix) the Transferee understands that the Transferred Notes will bear the applicable legend set forth on such Transferred Notes;

(x) the Transferee represents that either (a) it is not and is not investing on behalf of an “employee benefit plan” (as defined in Section 3(3) of ERISA) or “plan” (as defined in Section 4975(e)(1) of the Code) that is subject to Title I of ERISA or Section 4975 of the Code, or any other employee benefit plan or plan which is subject to any federal, state or local law (“Similar Law”) that is substantially similar to Section 406 of ERISA or Section 4975 of the Code (each a “Benefit Plan”) or an entity whose underlying assets include plan assets of any such Benefit Plan or (b) its purchase and holding of the Transferred Notes will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, or, in the case of a Benefit Plan subject to Similar Law, do not result in a non-exempt violation of Similar Law;

(xi) Except to the extent permitted by the Securities Act and any rules thereunder as in effect and applicable at the time of any such offer, the Transferee will not, at any time, offer to buy or offer to sell the Transferred Notes by any form of general solicitation or advertising, including, but not limited to, any

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advertisement, article, notice or other communication published in any newspaper, magazine or similar medium or broadcast over television or radio or at a seminar or meeting whose attendees have been invited by general solicitations or advertising;

(xii) the Transferee is not a member of the public in the Cayman Islands, within the meaning of Section 175 of the Cayman Islands Companies Law (2011 Revision);

(xiii) the Transferee understands that (A) the Issuer, the Co Issuer, the Trustee or the Paying Agent will require certification acceptable to them (1) as a condition to the payment of principal of and interest on any Notes without, or at a reduced rate of, U.S. withholding or backup withholding tax, and (2) to enable the Issuer, the Co-Issuer, the Trustee and the Paying Agent to determine their duties and liabilities with respect to any taxes or other charges that they may be required to pay, deduct or withhold from payments in respect of such Notes or the holder of such Notes under any present or future law or regulation of the Cayman Islands or the United States or any present or future law or regulation of any political subdivision thereof or taxing authority therein or to comply with any reporting or other requirements under any such law or regulation, which certification may include U.S. federal income tax forms (such as IRS Form W-8BEN (Certification of Foreign Status of Beneficial Owner), IRS Form W-8IMY (Certification of Foreign Intermediary Status), IRS Form W-9 (Request for Taxpayer Identification Number and Certification), or IRS Form W-8ECI (Certification of Foreign Person’s Claim for Exemption from Withholding on Income Effectively Connected with Conduct of a U.S. Trade or Business) or any successors to such IRS forms); (B) the Issuer, the Co Issuer, the Trustee or the Paying Agent may require certification acceptable to them to enable the Issuer to qualify for a reduced rate of withholding in any jurisdiction from or through which the Issuer receives payments on its assets; (C) if the Issuer is no longer a Qualified REIT Subsidiary but is instead considered to be a foreign corporation for U.S. federal income tax purposes, the Issuer, the Co-Issuer, the Trustee or the Paying Agent will require the Transferee to provide the Issuer, the Co-Issuer, the Trustee or the Paying Agent with any correct, complete and accurate information that may be required for the Issuer, the Co-Issuer, the Trustee or the Paying Agent to comply with FATCA requirements and will take any other actions necessary for the Issuer, the Co-Issuer, the Trustee or the Paying Agent to comply with FATCA requirements and, in the event the Transferee fails to provide such information or take such actions, (1) the Issuer, the Co-Issuer, the Trustee and the Paying Agent are authorized to withhold amounts otherwise distributable to the Transferee as compensation for any amount withheld from payments to the Issuer, the Co-Issuer, the Trustee or the Paying Agent as a result of such failure, (2) to the extent necessary to avoid an adverse effect on the Issuer or any other holder of Notes as a result of such failure, the Issuer, the Co-Issuer, the Trustee and the Paying Agent will have the right to compel the Transferee to sell its Notes or, if the Transferee does not sell its Notes within 10 business days after notice from the Issuer, the Co-Issuer, the Trustee or the Paying Agent, to sell such Notes at a public or private sale called and conducted in any manner permitted by law, and to remit the net proceeds of such sale (taking into account any taxes incurred by the Issuer in connection with such sale) to the Transferee as payment in full for such Notes and (3) the Issuer may also assign each such Note a separate CUSIP or CUSIPs in the Issuer’s sole discretion; (D) if the Transferee is a “foreign financial institution” or other foreign financial entity subject to FATCA and does not provide the Issuer, Co-Issuer, Trustee or Paying Agent with evidence that it has complied with the applicable FATCA requirements, the Issuer, Co-Issuer, Trustee or Paying Agent will be required to withhold amounts under FATCA on payments to the Transferee; and (E) the Transferee agrees to provide any certification requested pursuant to this paragraph and to update or replace such form or certification in accordance with its terms or its subsequent amendments;

(xiv) the Transferee acknowledges that it is its intent and that it understands it is the intent of the Issuer that, for purposes of U.S. federal, state and local income and franchise tax and any other income taxes, for so long as the Parent REIT or a direct or indirect wholly owned disregarded subsidiary of the Parent REIT owns 100% of the Preferred Shares and the Issuer Ordinary Shares, the Issuer will be treated as a Qualified REIT Subsidiary and the Notes will be treated as indebtedness solely of the Parent REIT; the Transferee agrees to such treatment and agrees to take no action inconsistent with such treatment;

(xv) the Transferee, if not a “United States person” (as defined in Section 7701(a)(30) of the Code), either: (A) is not a bank (within the meaning of Section 881(c)(3)(A) of the Code); (B) is a bank that has provided an IRS Form W-8ECI representing that all payments received or to be received by it from the

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Issuer are effectively connected with the conduct of a trade or business in the United States, or (C) is a bank and is eligible for benefits under an income tax treaty with the United States that eliminates U.S. federal income taxation of U.S. source interest not attributable to a permanent establishment in the United States and the Issuer is treated as a fiscally transparent entity (as defined in Treasury regulations section 1.894-1(d)(3)(iii)) under the laws of Transferee’s jurisdiction with respect to payments made on the Mortgage Loans held by the Issuer;

(xvi) the Transferee understands that the Notes have not been approved or disapproved by the SEC or any other governmental authority or agency or any jurisdiction and that neither the SEC nor any other governmental authority or agency has passed upon the adequacy or accuracy of the final offering memorandum relating to the Notes. The Transferee further understands that any representation to the contrary is a criminal offense;

(xvii) the Transferee will, prior to any sale, pledge or other transfer by such Transferee of any Note (or interest therein), obtain from the prospective transferee, and deliver to the Trustee, a duly executed transferee certificate addressed to each of the Trustee, the Issuer, the Co-Issuer and the Collateral Manager in the form of the relevant exhibit attached to the Indenture, and such other certificates and other information as the Issuer, the Co-Issuer, the Collateral Manager or the Trustee may reasonably require to confirm that the proposed transfer complies with the transfer restrictions contained in the Indenture;

(xviii) the Transferee agrees that no Note may be purchased, sold, pledged or otherwise transferred in an amount less than the minimum denomination set forth in the Indenture. In addition, the Transferee understands that the Notes will be transferable only upon registration of the transferee in the Note Register of the Issuer following delivery to the Note Registrar of a duly executed transfer certificate and any other certificates and other information required by the Indenture;

(xix) the Transferee is aware and agrees that no Note (or beneficial interest therein) may be reoffered or resold, pledged or otherwise transferred (i) to a transferee taking delivery of such Note represented by a Rule 144A Global Security except (A) to a transferee that the Transferee reasonably believes is a QIB, purchasing for its account or the account of another QIB, to which notice is given that the resale, pledge or other transfer is being made in reliance on the exemption from the registration requirements of the Securities Act provided by Rule 144A or another person the sale to which is exempt under the Securities Act and (B) if such transfer is made in accordance with any applicable securities laws of any state of the United States and any other relevant jurisdiction, or (ii) to a transferee taking delivery of such Note represented by a Regulation S Global Security except (A) to a transferee that is a non-U.S. Person acquiring such interest in an Offshore Transaction in accordance with Rule 903 or Rule 904 of Regulation S, (B) such transfer is made in compliance with the other requirements set forth in the Indenture and (C) if such transfer is made in accordance with any applicable securities laws of any state of the United States and any other jurisdiction;

(xx) the Transferee understands that there is no secondary market for the Notes and that no assurances can be given as to the liquidity of any trading market for the Notes and that it is unlikely that a trading market for the Notes will develop. The Transferee further understands that, although the Placement Agent may from time to time make a market in the Notes, the Placement Agent is not under any obligation to do so and, following the commencement of any market-making, may discontinue the same at any time. Accordingly, the Transferee must be prepared to hold the Notes until the Stated Maturity Date;

(xxi) the Transferee approves and consents to any direct trades between the Issuer and the Collateral Manager and/or its affiliates that is permitted under the terms of the Indenture and the Collateral Management Agreement;

(xxii) the Transferee acknowledges that the Issuer, the Co-Issuer, the Trustee, the Note Registrar, the Collateral Manager, the Placement Agent and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations and agreements and agrees that, if any of the acknowledgments, representations or warranties made or deemed to have been made by it in connection with its purchase of the Notes are no longer accurate, the Transferee will promptly notify the Issuer, the Co-Issuer, the Trustee, Note Registrar, the Collateral Manager and the Placement Agent;

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(xxiii) the Notes will bear a legend to the following effect unless the Issuer and the Co-Issuer determine otherwise in compliance with applicable law:

     THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR OTHER JURISDICTION. THIS NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT: (A)(1) TO A (X) “QUALIFIED INSTITUTIONAL BUYER” (A “QIB”), AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) AND IS EITHER PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB, FOR THE PURCHASER AND FOR EACH SUCH ACCOUNT, IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, SO LONG AS THIS NOTE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE; OR (Y) AN INSTITUTIONAL “ACCREDITED INVESTOR” WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT TAKING SUCH INTEREST IN THE FORM OF A DEFINITIVE NOTE REGISTERED IN THE NAME OF THE LEGAL AND BENEFICIAL HOLDER THEREOF, IN EACH CASE IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OR (2) TO A NON-”U.S. PERSON” IN AN “OFFSHORE TRANSACTION,” AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”), IN ACCORDANCE WITH RULE 903 OR RULE 904 (AS APPLICABLE) OF REGULATION S IN EACH CASE, IN A PRINCIPAL AMOUNT OF NOT LESS THAN U.S.$250,000 (AND INTEGRAL MULTIPLES OF U.S.$500 IN EXCESS THEREOF), SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE, AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION. EACH PURCHASER OF A GLOBAL SECURITY WILL BE DEEMED TO HAVE MADE THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN SECTION 2.5 OF THE INDENTURE.

     ANY TRANSFER, PLEDGE OR OTHER USE OF THIS NOTE FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN, UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”), NEW YORK, NEW YORK, TO THE CO-ISSUERS OR THEIR AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR OF SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO.).

     THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS NOTE MAY NOT BE EXCHANGED OR TRANSFERRED IN WHOLE OR IN PART FOR A NOTE REGISTERED IN THE NAME OF ANY PERSON OTHER THAN THAT DEPOSITARY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

     PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE.

     [FOR CLASS B NOTES] THIS NOTE HAS BEEN ISSUED WITH “ORIGINAL ISSUE DISCOUNT” (WITHIN THE MEANING OF SECTION 1272 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED). UPON WRITTEN REQUEST TO THE ISSUER, THE ISSUER WILL PROMPTLY MAKE AVAILABLE TO ANY HOLDER OF THIS NOTE THE FOLLOWING INFORMATION: (1) THE ISSUE PRICE AND DATE OF THE NOTE, (2) THE AMOUNT OF ORIGINAL ISSUE DISCOUNT ON THE NOTE AND (3) THE YIELD TO MATURITY OF THE NOTE.

(xxiv) the Transferee understands that each Class A Majority Holder may exercise the disapproval, approval, consent or other rights provided in the Indenture and any rights or powers that it may have as a holder of Notes in its sole discretion for its sole benefit without regard to the interests of any other person (including, without limitation, any holder of a Note) and shall not have any duties or obligations (including,

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without limitation, any fiduciary duties or obligations or any investment advisory or subadvisory duties or obligations) with respect to the Issuer, the Collateral Manager, any holder of Notes or any other person; the Transferee understands that none of the Class A Majority Holders, any affiliate thereof and any of their respective directors, managers, officers, stockholders, members, partners, employees, agents or affiliates will be liable to the Issuers, the Collateral Manager, any holder of a Note or any other person, and no such party will be permitted to take or bring any such action for, for any loss, claim, damage, judgment, assessment, cost or other liability incurred as a result of the exercise or non-exercise by such Class A Majority Holders of any of the rights or powers described above, any other approval or consent rights of the Class A Majority Holders or any other rights or powers that the Class A Majority Holders may have as a holder of Notes.

     You, the Issuer, the Co-Issuer, the Trustee and the Collateral Manager are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

[Name of Transferee]

By:
Name:
Title:

Dated:

cc:	DivCore CLO 2013-1, Ltd.
DivCore CLO 2013-1, LLC

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EXHIBIT C-3

FORM OF TRANSFER CERTIFICATE
FOR (1) TRANSFER AT THE CLOSING TO A DEFINITIVE NOTE OR
(2) SUBSEQUENT TRANSFER FROM A REGULATION S GLOBAL SECURITY, RULE 144A
GLOBAL SECURITY OR DEFINITIVE NOTE TO A DEFINITIVE NOTE

(Transfers pursuant to Article 2 of the Indenture)

Wells Fargo Bank, National Association
9062 Old Annapolis Road
Columbia, Maryland 21045
Attn: Corporate Trust Services - DivCore CLO 2013-1, Ltd.

Re:	DivCore CLO 2013-1, Ltd., as Issuer and DivCore CLO 2013-1, LLC, as Co-Issuer of: the Class A Senior Secured Floating Rate Notes, Due 2032 and the Class B Secured Floating Rate Notes, Due 2032 (the “Transferred Notes”)

Reference is hereby made to the Indenture dated as of December 6, 2013 (the “Indenture”), by and among DivCore CLO 2013-1, Ltd., as Issuer and DivCore CLO 2013-1, LLC, as Co-Issuer of the Class A Notes and the Class B Notes, Wells Fargo Bank, National Association, as Trustee, and Situs Asset Management LLC, as Advancing Agent. Capitalized terms used but not defined herein will have the meanings assigned to such terms in the Indenture and if not defined in the Indenture then such terms will have the meanings assigned to them in Regulation S (“Regulation S”), or Rule 144A (“Rule 144A”), under the Securities Act of 1933, as amended (the “Securities Act”), and the rules promulgated thereunder.

This letter relates to the transfer of U.S.$[●] aggregate principal amount of [Class A][Class B] Notes being transferred in exchange for a Definitive Note of the same Class in the name of [name of transferee] (the “Transferee”).

In connection with such request, the Transferee hereby certifies that such transfer has been effected in accordance with the transfer restrictions set forth in the Indenture and the Offering Memorandum dated as of December 4, 2013 and hereby represents, warrants and agrees for the benefit of the Issuer, the Co-Issuer and the Trustee that:

(i) the Transferee is an institutional “accredited investor” as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act (an “IAI”);

(ii) the Transferee is acquiring the Notes for its own account (and not for the account of any other Person) in a minimum denomination of U.S.$250,000 and in integral multiples of U.S.$500 in excess thereof;

(iii) the Transferee understands that the Notes have not been and will not be registered or qualified under the Securities Act or the securities laws of any state or other jurisdiction, and, if in the future the Transferee decides to reoffer, resell, pledge or otherwise transfer the Notes, such Notes may be reoffered, resold, pledged or otherwise transferred only in accordance with the provisions of the Indenture and the legends on such Notes, including the requirement for written certifications. In particular, the Transferee understands that the Notes may be transferred only to a person that is either (a)(i) a “qualified institutional buyer” as defined in Rule 144A (a “QIB”) who purchases such Notes in reliance on the exemption from Securities Act registration provided by Rule 144A, or (ii) solely in the case of Notes that are issued in the form of Definitive Securities, an IAI; or (b) a person that is not a “U.S. person” as defined in Regulation S (a “U.S. Person”), and is acquiring the Notes in an “offshore transaction” as defined in Regulation S (an “Offshore Transaction”), in reliance on the exemption from registration provided by Regulation S. The Transferee acknowledges that no representation is made as to the availability of any exemption from registration or qualification under the Securities Act or any state or other securities laws for resale of the Notes;

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(iv) in connection with the Transferee’s purchase of the Notes: (a) none of the Issuer, the Co-Issuer, the Placement Agent, the Collateral Manager, the Trustee or any of their respective affiliates is acting as a fiduciary or financial or investment adviser for the Transferee; (b) the Transferee is not relying (for purposes of making any investment decision or otherwise) upon any written or oral advice, counsel or representations of the Issuer, the Co-Issuer, the Placement Agent, the Collateral Manager, the Trustee or any of their respective affiliates other than any statements in the final Offering Memorandum relating to such Notes and any representations expressly set forth in a written agreement with such party; (c) the Transferee has read and understands the final Offering Memorandum relating to such Notes (including, without limitation, the descriptions therein of the structure of the transaction in which the Notes are being issued and the risks to purchasers of the Notes); (d) none of the Issuer, the Co-Issuer, the Placement Agent, the Collateral Manager, the Trustee or any of their respective affiliates has given to the Transferee (directly or indirectly through any other person) any assurance, guarantee, or representation whatsoever as to the expected or projected success, profitability, return, performance, result, effect, consequence, or benefit (including legal, regulatory, tax, financial, accounting, or otherwise) of the Transferee’s purchase of the Notes; (e) the Transferee has consulted with its own legal, regulatory, tax, business, investment, financial, accounting and other advisers to the extent it has deemed necessary, and has made its own investment decisions (including decisions regarding the suitability of any transaction pursuant to the Indenture) based upon its own judgment and upon any advice from such advisers as it has deemed necessary and not upon any view expressed by the Issuer, the Co-Issuer, the Placement Agent, the Collateral Manager, the Trustee or any of their respective affiliates; (f) the Transferee will hold and transfer at least the minimum denomination of such Notes; (g) the Transferee was not formed for the purpose of investing in the Notes; and (h) the Transferee is a sophisticated investor and is purchasing the Notes with a full understanding of all of the terms, conditions and risks thereof, and it is capable of assuming and willing to assume those risks;

(v) the Transferee is acquiring the Notes as principal solely for its own account for investment and not with a view to the resale, distribution or other disposition thereof in violation of the Securities Act or the securities laws of any state or other jurisdiction; it is not a (A) partnership, (B) common trust fund, or (C) special trust, pension, profit sharing or other retirement trust fund or plan in which the partners, beneficiaries or participants may designate the particular investments to be made;

(vi) the Transferee represents that either (a) it is not and is not investing on behalf of an “employee benefit plan” (as defined in Section 3(3) of ERISA) or “plan” (as defined in Section 4975(e)(1) of the Code) that is subject to Title I of ERISA or Section 4975 of the Code, or any other employee benefit plan or plan which is subject to any federal, state or local law (“Similar Law”) that is substantially similar to Section 406 of ERISA or Section 4975 of the Code (each a “Benefit Plan”) or an entity whose underlying assets include plan assets of any such Benefit Plan or (b) its purchase and holding of the Transferred Notes will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, or, in the case of a Benefit Plan subject to Similar Law, do not result in a non-exempt violation of Similar Law;

(vii) the Transferee will treat its Notes as debt of the Issuer for United States federal and, to the extent permitted by law, state and local income and franchise tax purposes unless otherwise required by any relevant taxing authority;

(viii) the Transferee is a “United States person” within the meaning of Section 7701(a)(30) of the Code, and has submitted a properly completed and signed IRS Form W-9 containing its name, address and U.S. taxpayer identification number (or applicable successor form); or it is not a “United States person” within the meaning of Section 7701(a)(30) of the Code, and has submitted a properly completed and signed applicable IRS Form W-8 (or applicable successor form);

(ix) the Transferee acknowledges that it is its intent and that it understands it is the intent of the Issuer that, for purposes of U.S. federal, state and local income and franchise tax and any other income taxes, for so long as the Parent REIT or a direct or indirect wholly owned subsidiary of the Parent REIT owns 100% of the Preferred Shares and the Issuer Ordinary Shares, the Issuer will be treated as a Qualified REIT Subsidiary and the Notes will be treated as indebtedness solely of the Parent REIT; the Transferee agrees to such treatment and agrees to take no action inconsistent with such treatment;

(x) the Transferee is not a “United States person” (as defined in Section 7701(a)(30) of the Code), it hereby represents that (i) either (A) it is not a bank extending credit pursuant to a loan agreement entered into in the

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ordinary course of its trade or business (within the meaning of Section 881(c)(3)(A) of the Code), a 10% shareholder of the Issuer within the meaning of Section 871(h)(3) of the Code or a controlled foreign corporation within the meaning of Section 957(a) of the Code that is related to the Issuer within the meaning of Section 881(c)(3) of the Code, or (B) it is a person that is eligible for benefits under an income tax treaty with the United States that completely eliminates U.S. federal income taxation of U.S. source interest not attributable to a permanent establishment in the United States, and (ii) it is not purchasing the Notes in order to reduce its U.S. federal income tax liability pursuant to a tax avoidance plan;

(xi) the Transferee understands that (A) the Issuer, the Co-Issuer, the Trustee or the Paying Agent will require certification acceptable to them (1) as a condition to the payment of principal of and interest on any Notes without, or at a reduced rate of, U.S. withholding or backup withholding tax, and (2) to enable the Issuer, the Co- Issuer, the Trustee and the Paying Agent to determine their duties and liabilities with respect to any taxes or other charges that they may be required to pay, deduct or withhold from payments in respect of such Notes or the holder of such Notes under any present or future law or regulation of the Cayman Islands or the United States or any present or future law or regulation of any political subdivision thereof or taxing authority therein or to comply with any reporting or other requirements under any such law or regulation, which certification may include U.S. federal income tax forms (such as IRS Form W-8BEN (Certification of Foreign Status of Beneficial Owner), IRS Form W- 8IMY (Certification of Foreign Intermediary Status), IRS Form W-9 (Request for Taxpayer Identification Number and Certification), or IRS Form W-8ECI (Certification of Foreign Person’s Claim for Exemption from Withholding on Income Effectively Connected with Conduct of a U.S. Trade or Business) or any successors to such IRS forms); (B) the Issuer, the Co-Issuer, the Trustee or the Paying Agent may require certification acceptable to them to enable the Issuer to qualify for a reduced rate of withholding in any jurisdiction from or through which the Issuer receives payments on its assets; (C) if the Issuer is no longer a Qualified REIT Subsidiary but is instead considered to be a foreign corporation for U.S. federal income tax purposes, the Issuer, the Co-Issuer, the Trustee or the Paying Agent will require the Transferee to provide the Issuer, the Co-Issuer, the Trustee or the Paying Agent with any correct, complete and accurate information that may be required for the Issuer, the Co-Issuer, the Trustee or the Paying Agent to comply with FATCA requirements and will take any other actions necessary for the Issuer, the Co-Issuer, the Trustee or the Paying Agent to comply with FATCA requirements and, in the event the Transferee fails to provide such information or take such actions, (1) the Issuer, the Co-Issuer, the Trustee and the Paying Agent are authorized to withhold amounts otherwise distributable to the Transferee as compensation for any amount withheld from payments to the Issuer, the Co-Issuer, the Trustee or the Paying Agent as a result of such failure, (2) to the extent necessary to avoid an adverse effect on the Issuer or any other holder of Notes as a result of such failure, the Issuer, the Co-Issuer, the Trustee and the Paying Agent will have the right to compel the Transferee to sell its Notes or, if the Transferee does not sell its Notes within 10 business days after notice from the Issuer, the Co-Issuer, the Trustee or the Paying Agent, to sell such Notes at a public or private sale called and conducted in any manner permitted by law, and to remit the net proceeds of such sale (taking into account any taxes incurred by the Issuer in connection with such sale) to the Transferee as payment in full for such Notes and (3) the Issuer may also assign each such Note a separate CUSIP or CUSIPs in the Issuer’s sole discretion; (D) if the Transferee is a “foreign financial institution” or other foreign financial entity subject to FATCA and does not provide the Issuer, Co-Issuer, Trustee or Paying Agent with evidence that it has complied with the applicable FATCA requirements, the Issuer, Co-Issuer, Trustee or Paying Agent will be required to withhold amounts under FATCA on payments to the Transferee; and (E) the Transferee agrees to provide any certification requested pursuant to this paragraph and to update or replace such form or certification in accordance with its terms or its subsequent amendments;

(xii) the Transferee agrees not to seek to commence in respect of the Issuer, or cause the Issuer to commence, a bankruptcy proceeding before a year and a day has elapsed since the payment in full to the holders of the Notes issued pursuant to the Indenture or, if longer, the applicable preference period (plus one day) then in effect;

(xiii) the Transferee acknowledges that, to the extent required by the Issuer, as determined by the Issuer or the Collateral Manager on behalf of the Issuer, the Issuer may, upon notice to the Trustee, impose additional transfer restrictions on the Notes to comply with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”) and other similar laws or regulations, including, without limitation, requiring each transferee of a Note to make representations to the Issuer in connection with such compliance;

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(xiv) the Transferee acknowledges that, each investor or prospective investor will be required to make such representations to the Issuer, as determined by the Issuer or the Collateral Manager on behalf of the Issuer, as the Issuer will require in connection with applicable AML/OFAC obligations, including, without limitation, representations to the Issuer that such investor or prospective investor (or any person controlling or controlled by the investor or prospective investor; if the investor or prospective investor is a privately held entity, any person having a beneficial interest in the investor or prospective investor; or any person for whom the investor or prospective investor is acting as agent or nominee in connection with the investment) is not (i) an individual or entity named on any available lists of known or suspected terrorists, terrorist organizations or of other sanctioned persons issued by the United States government and the government(s) of any jurisdiction(s) in which the Partnership is doing business, including the List of Specially Designated Nationals and Blocked Persons administered by OFAC, as such list may be amended from time to time; (ii) an individual or entity otherwise prohibited by the OFAC sanctions programs; or (iii) a current or former senior foreign political figure or politically exposed person , or an immediate family member or close associate of such an individual. Further, such investor or prospective investor must represent to the Issuer that it is not a prohibited foreign shell bank;

(xv) the Transferee acknowledges that, each investor or prospective investor will also be required to represent to the Issuer that amounts invested with the Issuer were not directly or indirectly derived from activities that may contravene U.S. Federal, state or international laws and regulations, including, without limitation, any applicable anti-money laundering laws and regulations;

(xvi) the Transferee acknowledges that, by law, the Issuer, the Placement Agent, the Collateral Manager or other service providers acting on behalf of the Issuer, may be obligated to “freeze” any investment in a Note by such investor. The Issuer, the Placement Agent, the Collateral Manager or other service providers acting on behalf of the Issuer may also be required to report such action and to disclose the investor’s identity to OFAC or other applicable governmental and regulatory authorities;

(xvii) the Transferee understands that the Issuer, the Trustee and the Placement Agent will rely upon the accuracy and truth of the foregoing representations, and it hereby consents to such reliance;

(xviii) the Definitive Notes will bear a legend to the following effect unless the Issuer and the Co-Issuer determine otherwise in compliance with applicable law:

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR OTHER JURISDICTION. THIS NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT: (A) EITHER (1) TO A “QUALIFIED INSTITUTIONAL BUYER” (A “QIB”), AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) OR (2) AN INSTITUTIONAL “ACCREDITED INVESTOR” (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT) AND IS PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB, IN A PRINCIPAL AMOUNT OF NOT LESS THAN U.S.$250,000 (AND INTEGRAL MULTIPLES OF U.S.$500 IN EXCESS THEREOF) FOR THE PURCHASER AND FOR EACH SUCH ACCOUNT, IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, SO LONG AS THIS NOTE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE; OR (2) TO A NON-”U.S. PERSON” IN AN “OFFSHORE TRANSACTION,” AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”) IN ACCORDANCE WITH RULE 903 OR RULE 904 (AS APPLICABLE) OF REGULATION S IN A PRINCIPAL AMOUNT OF NOT LESS THAN U.S.$250,000 (AND INTEGRAL MULTIPLES OF U.S.$500 IN EXCESS THEREOF), SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE, AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION. EACH PURCHASER OF A DEFINITIVE NOTE WILL BE REQUIRED TO MAKE THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN SECTION 2.5 OF THE INDENTURE.

(xviv) the Transferee understands that each Class A Majority Holder may exercise the disapproval, approval, consent or other rights provided in the Indenture and any rights or powers that it may have as a holder of

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Notes in its sole discretion for its sole benefit without regard to the interests of any other person (including, without limitation, any holder of a Note) and shall not have any duties or obligations (including, without limitation, any fiduciary duties or obligations or any investment advisory or subadvisory duties or obligations) with respect to the Issuer, the Collateral Manager, any holder of Notes or any other person; the Transferee understands that none of the Class A Majority Holders, any affiliate thereof and any of their respective directors, managers, officers, stockholders, members, partners, employees, agents or affiliates will be liable to the Issuers, the Collateral Manager, any holder of a Note or any other person, and no such party will be permitted to take or bring any such action for, for any loss, claim, damage, judgment, assessment, cost or other liability incurred as a result of the exercise or non- exercise by such Class A Majority Holders of any of the rights or powers described above, any other approval or consent rights of the Class A Majority Holders or any other rights or powers that the Class A Majority Holders may have as a holder of Notes.

You, the Issuer, the Co-Issuer, the Trustee and the Collateral Manager are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

[Name of Transferee]

By:
Name:
Title:

Dated:
cc:	DivCore CLO 2013-1, Ltd.
DivCore CLO 2013-1, LLC

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EXHIBIT D

ONLINE MARKET DATA PROVIDER CERTIFICATION

This Certification has been prepared for provision of information to the market data providers listed in Paragraph 1 below pursuant to the direction of the Issuer. If you represent a Market Data Provider not listed herein and would like access to the information, please contact CTSLink at 866-846-4526, or at ctslink.customerservice@wellsfargo.com.

In connection with the DivCore CLO 2013-1 Notes (the “Notes”), the undersigned hereby certifies and agrees as follows:

1. The undersigned is an employee or agent of [                              ], a market data provider that has been given access to the Trustee’s Monthly Reports, CREFC Reports and supplemental notices on www.ctslink.com (“CTSLink”) by request of the Issuer.

2. The undersigned agrees that each time it accesses CTSLink, the undersigned is deemed to have recertified that the representation above remains true and correct.

3. The undersigned acknowledges and agrees that the provision to it of information and/or reports on CTSLink is for its own use only, and agrees that it will not disseminate or otherwise make such information available to any other person without the written consent of the Issuer, and any confidentiality agreement applicable to the undersigned with respect to information obtained from the Issuer’s 17g-5 website shall also be applicable to information obtained from CTSLink.

4. Capitalized terms used but not defined herein shall have the respective meanings assigned thereto in the agreement pursuant to which the Notes were issued.

BY ITS CERTIFICATION HEREOF, the undersigned has made the representations above and shall be deemed to have caused its name to be signed hereto by its duly authorized signatory, as of the date certified.

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EXHIBIT E

FORM OF CUSTODIAL CERTIFICATION

DivCore CLO 2013-1, Ltd.

(the “Issuer”)

DivCore Subordinate Debt Club I Advisors, LLC
(the “Collateral Manager”)

Re:	DivCore CLO 2013-1, Ltd.

Ladies and Gentlemen:

In accordance with the provisions of the Indenture, dated as of December 6, 2013, by and among the Issuer, DivCore CLO 2013-1, LLC, as Co-Issuer, Situs Asset Management LLC, as Advancing Agent, and Wells Fargo Bank, National Association, as Trustee (the “Indenture”), the undersigned, as the Custodian, hereby certifies that it has received the documents identified on Schedule A hereto with respect to the Initial Mortgage Loans identified on such schedule and that it is holding all such documents in its capacity as Custodian on behalf of the Custodial Securities Intermediary subject to the terms of the Indenture. Capitalized terms used but not defined in this Receipt have the meanings assigned to them in the Indenture.

The Custodian makes no representations as to, and shall not be responsible to verify, (i) the validity, legality, enforceability, due authorization, recordability, sufficiency, or genuineness of any of the documents in its custody relating to a Mortgage Loan, or (ii) the collectability, insurability, effectiveness or suitability of any such documents in its custody relating to a Mortgage Loan.

WELLS FARGO BANK, NATIONAL ASSOCIATION, solely in its capacity as Custodian

By:
Name:
Title:

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EXHIBIT F

FORM OF REQUEST FOR RELEASE

REQUEST FOR RELEASE OF DOCUMENTS AND RECEIPT

To:	Wells Fargo Bank, National Association
1015 10th Avenue SE
Minneapolis, MN 55414
Attention: CMBS Custody - DivCore CLO 2013-1

In connection with the administration of the Mortgage Loans held by you as the Custodian on behalf of the Issuer, we request the release, to the Collateral Manager of [specify document] for the Mortgage Loan described below, for the reason indicated.

Borrower’s Name, Address & Zip Code:	Ship Files To:

Name:

Address:

Telephone Number:

Mortgage Loan Description:

Current Outstanding Principal Balance:

Reason for Requesting Documents (check one):

___1.	Purchased Asset Paid in Full. The Collateral Manager hereby certifies that all amounts received in connection therewith that are required to be remitted by the borrower or other obligors thereunder have been paid in full and that any amounts in respect thereof required to be remitted to the Trustee pursuant to the Indenture have been so remitted.

___2.	Purchased Asset Liquidated By _____________. The Collateral Manager hereby certifies that all proceeds of insurance, condemnation or other liquidation have been finally received and that any amounts in respect thereof required to be remitted to the Trustee pursuant to the Indenture have been so remitted.

___3.	Other (explain) ____________________________.

If box 1 or 2 above is checked, and if all or part of the Underlying Instruments was previously released to us, please release to us our previous request and receipt on file with you, as well as any additional documents in your possession relating to the specified Mortgage Loan.

If box 3 above is checked, upon our return of all of the above documents to you as the Custodial Securities Intermediary, please acknowledge your receipt by signing in the space indicated below and returning this form.

If box 3 above is checked, it is hereby acknowledged that a security interest pursuant to the Uniform Commercial Code in the Mortgage Loan described above and in the proceeds of said Mortgage Loan has been granted to the Trustee pursuant to the Indenture.

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If box 3 above is checked, in consideration of the aforesaid delivery by the Custodial Securities Intermediary, the Collateral Manager hereby agrees to hold said Mortgage Loan in trust for the Trustee, as provided under and in accordance with all provisions of the Indenture and the Collateral Management Agreement, and to return said Mortgage Loan to the Custodial Securities Intermediary no later than the close of business on the twentieth (20th) Business Day following the date hereof or, if such day is not a Business Day, on the immediately preceding Business Day.

The Collateral Manager hereby acknowledges that it shall hold the above-described Mortgage Loan and any related Underlying Instruments in trust for, and as the bailee of, the Trustee, and shall return said Mortgage Loan and any related documents only to the Custodial Securities Intermediary.

Capitalized terms used but not defined in this Request have the meanings assigned to them in the Indenture, dated as of December 6, 2013, by and among DivCore CLO 2013-1, LTD., as Issuer, DivCore CLO 2013-1, LLC, as Co-Issuer, Situs Asset Management LLC, as Advancing Agent, and Wells Fargo Bank, National Association, as Trustee, Paying Agent, Calculation Agent, Transfer Agent, Custodial Securities Intermediary, Backup Advancing Agent and Notes Registrar.

DIVCORE SUBORDINATE DEBT CLUB I ADVISORS, LLC

By:
Name:
Title:

Acknowledgment of documents returned:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

Date:

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EXHIBIT G

FORM OF NRSRO CERTIFICATION

[Date]

DivCore CLO 2013-1, Ltd.

c/o Appleby Trust (Cayman) Ltd.

Clifton House, 75 Fort Street

PO Box 1350

Grand Cayman KY1-1108

Cayman Islands

Wells Fargo Bank, National Association

9062 Old Annapolis Road

Columbia, MD 21045

Attention:	DivCore CLO 2013-1, Ltd. and DivCore CLO 2013-1, LLC

In accordance with the requirements for obtaining certain information pursuant to the Indenture, dated as of December 6, 2013 (the “Indenture”), by and among DivCore CLO 2013-1, Ltd. (the “Issuer”), as Issuer, DivCore CLO 2013-1, LLC, as Co-Issuer, Situs Asset Management LLC, as Advancing Agent, and Wells Fargo Bank, National Association (the “Trustee”), as Trustee, the undersigned hereby certifies and agrees as follows:

1. The undersigned, a Nationally Recognized Statistical Rating Organization (“NRSRO”), has provided the Issuer with the appropriate certifications under Exchange Act 17g-5(e), has access to the Issuer’s 17g-5 website, and agrees that any information obtained from CTSLink will be subject to the same confidentiality provisions applicable to information obtained from the Issuer’s 17g-5 website.

2. The undersigned agrees that each time it accesses CTSLink, it shall be deemed to have recertified that the representations above remain true and correct.

Capitalized terms used but not defined herein shall have the respective meanings assigned thereto in the Agreement.

BY ITS CERTIFICATION HEREOF, the undersigned has made the representations above and shall be deemed to have caused its name to be signed hereto by its duly authorized signatory, as of the date certified.

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EXHIBIT H

Representations and Warranties

          All capitalized terms used in this schedule to Exhibit H will have the meanings assigned to such terms in the Mortgage Loan Purchase Agreement.

(1) Whole Loan; Ownership of Mortgage Loans. Each Closing Date Mortgage Loan is a whole loan and not a participation interest in a Mortgage Loan. Each Additional Mortgage Loan and Reinvestment Mortgage Loan that is a Senior Participation is a senior portion (or a pari passu interest in a senior portion) of a whole mortgage loan. At the time of the sale, transfer and assignment to Purchaser, no Note, Mortgage or Senior Participation was subject to any assignment (other than assignments to the Seller), participation (other than with respect to the Senior Participations) or pledge, and the Seller had good title to, and was the sole owner of, each Mortgage Loan free and clear of any and all liens, charges, pledges, encumbrances, participations (other than with respect to the Senior Participations), any other ownership interests on, in or to such Mortgage Loan other than any servicing rights appointment or similar agreement. Seller has full right and authority to sell, assign and transfer each Mortgage Loan, and the assignment to Purchaser constitutes a legal, valid and binding assignment of such Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Mortgage Loan.

(2) Loan Document Status. Each related Note, Mortgage, Assignment of Leases, Rents and Profits (if a separate instrument), guaranty and other agreement executed by or on behalf of the related borrower, guarantor or other obligor in connection with such Mortgage Loan is the legal, valid and binding obligation of the related borrower, guarantor or other obligor (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency, one-action or market value limit deficiency legislation), as applicable, and is enforceable in accordance with its terms, except (i) as such enforcement may be limited by (a) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (b) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and (ii) that certain provisions in such Loan Documents (including, without limitation, provisions requiring the payment of default interest, late fees or prepayment/yield maintenance or prepayment fees, charges and/or premiums) are, or may be, further limited or rendered unenforceable by or under applicable law, but (subject to the limitations set forth in clause (i) above) such limitations or unenforceability will not render such Loan Documents invalid as a whole or materially interfere with the mortgagee’s realization of the principal benefits and/or security provided thereby (clauses (i) and (ii) collectively, the “Standard Qualifications”).

Except as set forth in the immediately preceding sentences, there is no valid offset, defense, counterclaim or right of rescission available to the related borrower with respect to any of the related Notes, Mortgages or other Loan Documents, including, without limitation, any such valid offset, defense, counterclaim or right based on intentional fraud by Seller in connection with the origination of the Mortgage Loan, that would deny the mortgagee the principal benefits intended to be provided by the Note, Mortgage or other Loan Documents.

(3) Mortgage Provisions. The Loan Documents for each Mortgage Loan contain provisions that render the rights and remedies of the holder thereof adequate for the practical realization against the mortgaged property of the principal benefits of the security intended to be provided thereby, including realization by judicial or, if applicable, non-judicial foreclosure subject to the limitations set forth in the Standard Qualifications.

(4) Mortgage Status; Waivers and Modifications. Since origination and except by written instruments set forth in the related Mortgage File or as otherwise provided in the related Loan Documents (a) the material terms of such Mortgage, Note, Mortgage Loan guaranty, Participation Agreement, if applicable, and related Loan Documents have not been waived, impaired, modified, altered, satisfied, canceled, subordinated or rescinded in any respect that could have a material adverse effect on Mortgage

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Loan; (b) no related mortgaged property or any portion thereof has been released from the lien of the related Mortgage in any manner which materially interferes with the security intended to be provided by such Mortgage or the use or operation of the remaining portion of such mortgaged property; and (c) neither the related borrower nor the related guarantor nor the related Participating Institution has been released from its material obligations under the Mortgage Loan or Participation Agreement, if applicable. With respect to each Mortgage Loan, except as contained in a written document included in the Mortgage File, there have been no modifications, amendments or waivers, that could be reasonably expected to have a material adverse effect on such Mortgage Loan consented to by the Seller on or after the Cut-off Date.

(5) Lien; Valid Assignment. Subject to the Standard Qualifications, each assignment of Mortgage and assignment of Assignment of Leases, Rents and Profits to the Issuer constitutes a legal, valid and binding assignment to the Issuer. Each related Mortgage and Assignment of Leases, Rents and Profits is freely assignable without the consent of the related borrower. Each related Mortgage is a legal, valid and enforceable first lien on the related borrower’s fee or leasehold interest in the mortgaged property in the principal amount of such Mortgage Loan or allocated loan amount (subject only to Permitted Encumbrances (as defined below) and the exceptions to paragraph (6) set forth on Schedule 1 hereto (each such exception, a “Title Exception”)), except as the enforcement thereof may be limited by the Standard Qualifications. Such mortgaged property (subject to and excepting Permitted Encumbrances and the Title Exceptions) as of origination was, and as of the Cut-off Date, to the Seller’s knowledge, is free and clear of any recorded mechanics’ liens, recorded materialmen’s liens and other recorded encumbrances which are prior to or equal with the lien of the related Mortgage, except those which are bonded over, escrowed for or insured against by a lender’s title insurance policy (as described below), and, to the Seller’s knowledge and subject to the rights of tenants (as tenants only) (subject to and excepting Permitted Encumbrances and the Title Exceptions), no rights exist which under law could give rise to any such lien or encumbrance that would be prior to or equal with the lien of the related Mortgage, except those which are bonded over, escrowed for or insured against by a lender’s title insurance policy (as described below). Notwithstanding anything herein to the contrary, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of Uniform Commercial Code (“UCC”) financing statements is required in order to effect such perfection.

(6) Permitted Liens; Title Insurance. Each mortgaged property securing a Mortgage Loan is covered by an American Land Title Association loan title insurance policy or a comparable form of loan title insurance policy approved for use in the applicable jurisdiction (or, if such policy is yet to be issued, by a pro forma policy, a preliminary title policy with escrow instructions or a “marked up” commitment, in each case binding on the title insurer) (the “Title Policy”) in the original principal amount of such Mortgage Loan (or with respect to a Mortgage Loan secured by multiple properties, an amount equal to at least the allocated loan amount with respect to the Title Policy for each such property) after all advances of principal (including any advances held in escrow or reserves), that insures for the benefit of the owner of the indebtedness secured by the Mortgage, the first priority lien of the Mortgage, which lien is subject only to: (a) the lien of current real property taxes, water charges, sewer rents and assessments not yet due and payable; (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record; (c) the exceptions (general and specific) and exclusions set forth in such Title Policy or appearing of record; (d) other matters to which like properties are commonly subject; (e) the rights of tenants (as tenants only) under leases (including subleases) pertaining to the related mortgaged property and condominium declarations; and (f) if the related Mortgage Loan is cross-collateralized and cross-defaulted with another Mortgage Loan (each a “Crossed Mortgage Loan”), the lien of the Mortgage for another Mortgage Loan that is cross-collateralized and cross-defaulted with such Crossed Mortgage Loan, provided that none of which items (a) through (f), individually or in the aggregate, materially and adversely interferes with the current use of the mortgaged property or the security intended to be provided by such Mortgage or the borrower’s ability to pay its obligations when they become due (collectively, the “Permitted Encumbrances”). Except as contemplated by clause (f) of the preceding sentence, none of the Permitted Encumbrances are mortgage liens that are senior to or coordinate and co-equal with the lien of the related Mortgage. Such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid and no claims have been made by the Seller thereunder and no claims have been paid thereunder. Neither the Seller, nor to the Seller’s knowledge, any

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other holder of the Mortgage Loan, has done, by act or omission, anything that would materially impair the coverage under such Title Policy.

(7) Junior Liens. It being understood that B notes and junior participation interests secured by the same Mortgage as a Mortgage Loan are not subordinate mortgages or junior liens, except for any Crossed Mortgage Loan, there are, as of origination, and to the Seller’s knowledge, as of the Cut-off Date, no subordinate mortgages or junior liens securing the payment of money encumbering the related mortgaged property (other than Permitted Encumbrances and the Title Exceptions, taxes and assessments, mechanics and materialmen’s liens (which are the subject of the representation in paragraph (5) above), and equipment and other personal property financing). The Seller has no knowledge of any mezzanine debt secured directly by interests in the related borrower.

(8) Assignment of Leases, Rents and Profits. There exists as part of the related Mortgage File an Assignment of Leases, Rents and Profits (either as a separate instrument or incorporated into the related Mortgage). Subject to the Permitted Encumbrances and the Title Exceptions, each related Assignment of Leases, Rents and Profits creates a valid first-priority collateral assignment of, or a valid first-priority lien or security interest in, rents and certain rights under the related lease or leases, subject only to a license granted to the related borrower to exercise certain rights and to perform certain obligations of the lessor under such lease or leases, including the right to operate the related leased property, except as the enforcement thereof may be limited by the Standard Qualifications. The related Mortgage or related Assignment of Leases, Rents and Profits, subject to applicable law, provides that, upon an event of default under the Mortgage Loan, a receiver is permitted to be appointed for the collection of rents or for the related mortgagee to enter into possession to collect the rents or for rents to be paid directly to the mortgagee.

(9) UCC Filings. If the related mortgaged property is operated as a hospitality property, the Seller has filed and/or recorded or caused to be filed and/or recorded (or, if not filed and/or recorded, have been submitted in proper form for filing and/or recording), UCC financing statements in the appropriate public filing and/or recording offices necessary at the time of the origination of the Mortgage Loan to perfect a valid security interest in all items of physical personal property reasonably necessary to operate such mortgaged property owned by such borrower and located on the related mortgaged property (other than any non-material personal property, any personal property subject to a purchase money security interest, a sale and leaseback financing arrangement as permitted under the terms of the related Loan Documents or any other personal property leases applicable to such personal property), to the extent perfection may be effected pursuant to applicable law by recording or filing, as the case may be. Subject to the Standard Qualifications, each related Mortgage (or equivalent document) creates a valid and enforceable lien and security interest on the items of personalty described above. No representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of UCC financing statements are required in order to effect such perfection.

(10) Condition of Property. Seller or the originator of the Mortgage Loan inspected or caused to be inspected each related mortgaged property within six months of origination of the Mortgage Loan and within twelve months of the Cut-off Date.

An engineering report or property condition assessment was prepared in connection with the origination of each Mortgage Loan no more than twelve months prior to the Cut-off Date. To the Seller’s knowledge, based solely upon due diligence customarily performed in connection with the origination of comparable mortgage loans, as of the Closing Date, each related mortgaged property was free and clear of any material damage (other than (i) any damage or deficiency that is estimated to cost less than $50,000 to repair, (ii) any deferred maintenance for which escrows were established at origination and (iii) any damage fully covered by insurance) that would affect materially and adversely the use or value of such mortgaged property as security for the Mortgage Loan.

(11) Taxes and Assessments. All real estate taxes, governmental assessments and other similar outstanding governmental charges (including, without limitation, water and sewage charges), or

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installments thereof, that could be a lien on the related mortgaged property that would be of equal or superior priority to the lien of the Mortgage and that prior to the Cut-off Date have become delinquent in respect of each related mortgaged property have been paid, or an escrow of funds has been established in an amount sufficient to cover such payments and reasonably estimated interest and penalties, if any, thereon. For purposes of this representation and warranty, real estate taxes and governmental assessments and other outstanding governmental charges and installments thereof shall not be considered delinquent until the earlier of (a) the date on which interest and/or penalties would first be payable thereon and (b) the date on which enforcement action is entitled to be taken by the related taxing authority.

(12) Condemnation. As of the date of origination and to the Seller’s knowledge as of the Cutoff Date, there is no proceeding pending, and, to the Seller’s knowledge as of the date of origination and as of the Cut-off Date, there is no proceeding threatened, for the total or partial condemnation of such mortgaged property that would have a material adverse effect on the value, use or operation of the mortgaged property.

(13) Actions Concerning Mortgage Loan. To the Seller’s knowledge, based on evaluation of the Title Policy (as defined in paragraph 6), an engineering report or property condition assessment as described in paragraph 10, applicable local law compliance materials as described in paragraph 24, reasonable and customary bankruptcy, civil records, UCC-1, and judgment searches of the borrowers and guarantors, and the ESA (as defined in paragraph 40), on and as of the date of origination and as of the Cutoff Date, there was no pending or filed action, suit or proceeding, involving any borrower, guarantor, or borrower’s interest in the mortgaged property, an adverse outcome of which would reasonably be expected to materially and adversely affect (a) such borrower’s title to the mortgaged property, (b) the validity or enforceability of the Mortgage, (c) such borrower’s ability to perform under the related Mortgage Loan, (d) such guarantor’s ability to perform under the related guaranty, (e) the principal benefit of the security intended to be provided by the Loan Documents or (f) the current principal use of the mortgaged property.

(14) Escrow Deposits. All escrow deposits and payments required to be escrowed with lender pursuant to each Mortgage Loan are in the possession, or under the control, of the Seller or its servicer, and there are no deficiencies (subject to any applicable grace or cure periods) in connection therewith, and all such escrows and deposits (or the right thereto) that are required to be escrowed with lender under the related Loan Documents are being conveyed by the Seller to Purchaser or its servicer.

(15) No Holdbacks. The Stated Principal Balance as of the Cut-off Date of the Mortgage Loan set forth on the mortgage loan schedules attached as Annex A to the Offering Memorandum has been fully disbursed as of the Closing Date and there is no requirement for future advances thereunder (except in those cases where the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the related mortgaged property, the borrower or other considerations determined by Seller to merit such holdback).

(16) Insurance. Each related mortgaged property is, and is required pursuant to the related Mortgage to be, insured by a property insurance policy providing coverage for loss in accordance with coverage found under a “special cause of loss form” or “all risk form” that includes replacement cost valuation issued by an insurer meeting the requirements of the related Loan Documents and having a claims-paying or financial strength rating of any one of the following: (i) at least “A-:VII” from A.M. Best Company, (ii) at least “A3” (or the equivalent) from Moody’s Investors Service, Inc. or (iii) at least “A-” from Standard & Poor’s Ratings Service (collectively the “Insurance Rating Requirements”), in an amount (subject to a customary deductible) not less than the lesser of (1) the original principal balance of the Mortgage Loan and (2) the full insurable value on a replacement cost basis of the improvements, furniture, furnishings, fixtures and equipment owned by the borrower and included in the mortgaged property (with no deduction for physical depreciation), but, in any event, not less than the amount necessary or containing such endorsements as are necessary to avoid the operation of any coinsurance provisions with respect to the related mortgaged property.

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Each related mortgaged property is also covered, and required to be covered pursuant to the related Loan Documents, by business interruption or rental loss insurance which (subject to a customary deductible) covers a period of not less than 12 months (or with respect to each Mortgage Loan on a single asset with a principal balance of $50 million or more, 18 months).

If any material part of the improvements, exclusive of a parking lot, located on a mortgaged property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, the related borrower is required to maintain insurance in the maximum amount available under the National Flood Insurance Program.

If the mortgaged property is located within 25 miles of the coast of the Gulf of Mexico or the Atlantic coast of Florida, Georgia, South Carolina or North Carolina, the related borrower is required to maintain coverage for windstorm and/or windstorm related perils and/or “named storms” issued by an insurer meeting the Insurance Rating Requirements or endorsement covering damage from windstorm and/or windstorm related perils and/or named storms.

The mortgaged property is covered, and required to be covered pursuant to the related Loan Documents, by a commercial general liability insurance policy issued by an insurer meeting the Insurance Rating Requirements including coverage for property damage, contractual damage and personal injury (including bodily injury and death) in amounts as are generally required by the Seller for loans originated for securitization, and in any event not less than $1 million per occurrence and $1 million in the aggregate.

An architectural or engineering consultant has performed an analysis of each of the Mortgaged Properties located in seismic zones 3 or 4 in order to evaluate the structural and seismic condition of such property, for the sole purpose of assessing either the scenario expected limit (“SEL”) or the probable maximum loss (“PML”) for the mortgaged property in the event of an earthquake. In such instance, the SEL or PML, as applicable, was based on a 475-year return period, an exposure period of 50 years and a 10% probability of exceedance. If the resulting report concluded that the SEL or PML, as applicable, would exceed 20% of the amount of the replacement costs of the improvements, earthquake insurance on such mortgaged property was obtained by an insurer rated at least “A:VII” by A.M. Best Company or “A3” (or the equivalent) from Moody’s Investors Service, Inc. or “A-” by Standard & Poor’s Ratings Service in an amount not less than 100% of the SEL or PML, as applicable.

The Loan Documents require insurance proceeds in respect of a property loss to be applied either (a) to the repair or restoration of all or part of the related mortgaged property, with respect to all property losses in excess of 5% of the then outstanding principal amount of the related Mortgage Loan, the lender (or a trustee appointed by it) having the right to hold and disburse such proceeds as the repair or restoration progresses, or (b) to the reduction of the outstanding principal balance of such Mortgage Loan together with any accrued interest thereon.

All premiums on all insurance policies referred to in this section required to be paid as of the Cut-off Date have been paid, and such insurance policies name the lender under the Mortgage Loan and its successors and assigns as a loss payee under a mortgagee endorsement clause or, in the case of the general liability insurance policy, as named or additional insured. Such insurance policies will inure to the benefit of the Trustee. Each related Mortgage Loan obligates the related borrower to maintain all such insurance and, at such borrower’s failure to do so, authorizes the lender to maintain such insurance at the borrower’s cost and expense and to charge such borrower for related premiums. All such insurance policies (other than commercial liability policies) require at least 10 days’ prior notice to the lender of termination or cancellation arising because of nonpayment of a premium and at least 30 days prior notice to the lender of termination or cancellation (or such lesser period, not less than 10 days, as may be required by applicable law) arising for any reason other than non-payment of a premium and no such notice has been received by Seller.

(17) Access; Utilities; Separate Tax Lots. Each mortgaged property (a) is located on or adjacent to a public road and has direct legal access to such road, or has access via an irrevocable easement or irrevocable right of way permitting ingress and egress to/from a public road, (b) is served by or has

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uninhibited access rights to public or private water and sewer (or well and septic) and all required utilities, all of which are appropriate for the current use of the mortgaged property, and (c) constitutes one or more separate tax parcels which do not include any property which is not part of the mortgaged property or is subject to an endorsement under the related Title Policy insuring the mortgaged property, or in certain cases, an application has been, or will be, made to the applicable governing authority for creation of separate tax lots, in which case the Mortgage Loan requires the borrower to escrow an amount sufficient to pay taxes for the existing tax parcel of which the mortgaged property is a part until the separate tax lots are created or the non-recourse carveout guarantor under the Mortgage Loan has indemnified the mortgagee for any loss suffered in connection therewith.

(18) No Encroachments. To Seller’s knowledge based solely on surveys obtained in connection with origination (which may have been a previously existing “as built” survey) and the lender’s Title Policy (or, if such policy is not yet issued, a pro forma title policy, a preliminary title policy with escrow instructions or a “marked up” commitment) obtained in connection with the origination of each Mortgage Loan, all material improvements that were included for the purpose of determining the appraised value of the related mortgaged property at the time of the origination of such Mortgage Loan are within the boundaries of the related mortgaged property, except encroachments that do not materially and adversely affect the value or current use of such mortgaged property or for which insurance or endorsements were obtained under the Title Policy. No improvements on adjoining parcels encroach onto the related mortgaged property except for encroachments that do not materially and adversely affect the value or current use of such mortgaged property or for which insurance or endorsements were obtained under the Title Policy. No material improvements encroach upon any easements except for encroachments the removal of which would not materially and adversely affect the value or current use of such mortgaged property or for which insurance or endorsements have been obtained under the Title Policy.

(19) No Contingent Interest or Equity Participation. No Mortgage Loan has a shared appreciation feature, any other contingent interest feature or a negative amortization feature (except that an ARD Loan may provide for the accrual of the portion of interest in excess of the rate in effect prior to the Anticipated Repayment Date) or an equity participation by Seller.

(20) Compliance with Usury Laws. The Mortgage Rate (exclusive of any default interest, late charges, yield maintenance charges, exit fees, or prepayment premiums) of such Mortgage Loan complied as of the date of origination with, or was exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury.

(21) Authorized to do Business. To the extent required under applicable law, as of the Cut-off Date and as of each date that Seller held the Note, Seller was authorized to transact and do business in the jurisdiction in which each related mortgaged property is located, or the failure to be so authorized does not materially and adversely affect the enforceability of such Mortgage Loan by the Trust.

(22) Trustee under Deed of Trust. With respect to each Mortgage which is a deed of trust, as of the date of origination and, to the Seller’s knowledge, as of the Closing Date, a trustee, duly qualified under applicable law to serve as such, currently so serves and is named in the deed of trust or has been substituted in accordance with the Mortgage and applicable law or may be substituted in accordance with the Mortgage and applicable law by the related mortgagee.

(23) Local Law Compliance. To the Seller’s knowledge, based upon any of a letter from any governmental authorities, a legal opinion, an architect’s letter, a zoning consultant’s report, an endorsement to the related Title Policy, or other affirmative investigation of local law compliance consistent with the investigation conducted by the Seller for similar commercial, multifamily and manufactured housing community mortgage loans intended for securitization, with respect to the improvements located on or forming part of each mortgaged property securing a Mortgage Loan as of the date of origination of such Mortgage Loan and as of the Cut-off Date, there are no material violations of applicable zoning ordinances, building codes and land laws (collectively “Zoning Regulations”) other than those which (i) constitute a legal non-conforming use or structure, as to which the mortgaged property may be restored or repaired to the full extent necessary to maintain the use of the structure immediately prior to a casualty or the inability

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to restore or repair to the full extent necessary to maintain the use or structure immediately prior to the casualty would not materially and adversely affect the use or operation of the mortgaged property, (ii) are insured by the Title Policy or other insurance policy, (iii) are insured by law and ordinance insurance coverage in amounts customarily required by the Seller for loans originated for securitization that provides coverage for additional costs to rebuild and/or repair the property to current Zoning Regulations or (iv) would not have a material adverse effect on the Mortgage Loan. The terms of the Loan Documents require the borrower to comply in all material respects with all applicable governmental regulations, zoning and building laws.

(24) Licenses and Permits. Each borrower covenants in the Loan Documents that it shall keep all material licenses, permits and applicable governmental authorizations necessary for its operation of the mortgaged property in full force and effect, and to the Seller’s knowledge based upon a letter from any government authorities or other affirmative investigation of local law compliance consistent with the investigation conducted by the Seller for similar commercial, multifamily and manufactured housing community mortgage loans intended for securitization, all such material licenses, permits and applicable governmental authorizations are in effect. The Mortgage Loan requires the related borrower to be qualified to do business in the jurisdiction in which the related mortgaged property is located.

(25) Recourse Obligations. The Loan Documents for each Mortgage Loan provide that such Mortgage Loan is non-recourse to the related parties thereto except that: (a) the related borrower and at least one individual or entity shall be fully liable for actual losses, liabilities, costs and damages arising from certain acts of the related borrower and/or its principals specified in the related Loan Documents, which acts generally include the following: (i) acts of fraud or intentional material misrepresentation, (ii) misappropriation of rents (following an event of default), insurance proceeds or condemnation awards, (iii) intentional material physical waste of the mortgaged property, and (iv) any breach of the environmental covenants contained in the related Loan Documents, and (b) the Mortgage Loan shall become full recourse to the related borrower and at least one individual or entity, if the related borrower files a voluntary petition under federal or state bankruptcy or insolvency law.

(26) Mortgage Releases. The terms of the related Mortgage or related Loan Documents do not provide for release of any material portion of the mortgaged property from the lien of the Mortgage except (a) a partial release, accompanied by principal repayment of not less than a specified percentage at least equal to the lesser of (i) 110% of the related allocated loan amount of such portion of the mortgaged property and (ii) the outstanding principal balance of the Mortgage Loan, (b) upon payment in full of such Mortgage Loan, (c) releases of out-parcels that are unimproved or other portions of the mortgaged property which will not have a material adverse effect on the underwritten value of the mortgaged property and which were not afforded any material value in the appraisal obtained at the origination of the Mortgage Loan and are not necessary for physical access to the mortgaged property or compliance with zoning requirements, or (d) as required pursuant to an order of condemnation.

(27) Financial Reporting and Rent Rolls. The Loan Documents for each Mortgage Loan require the borrower to provide the owner or holder of the Mortgage with quarterly (other than for single-tenant properties) and annual operating statements, and quarterly (other than for single-tenant properties) rent rolls for properties that have leases contributing more than 5% of the in-place base rent and annual financial statements, which annual financial statements with respect to each Mortgage Loan with more than one borrower are in the form of an annual combined balance sheet of the borrower entities (and no other entities), together with the related combined statements of operations, members’ capital and cash flows, including a combining balance sheet and statement of income for the Mortgaged Properties on a combined basis.

(28) Acts of Terrorism Exclusion. With respect to each Mortgage Loan over $20 million, the related special-form all-risk insurance policy and business interruption policy (issued by an insurer meeting the Insurance Rating Requirements) do not specifically exclude Acts of Terrorism, as defined in the Terrorism Risk Insurance Act of 2002, as amended by the Terrorism Risk Insurance Program Reauthorization Act of 2007 (collectively referred to as “TRIA”), from coverage, or if such coverage is excluded, it is covered by a separate terrorism insurance policy. With respect to each other Mortgage Loan,

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the related special-form all-risk insurance policy and business interruption policy (issued by an insurer meeting the Insurance Rating Requirements) did not, as of the date of origination of the Mortgage Loan, and, to Seller’s knowledge, do not, as of the Cut-off Date, specifically exclude Acts of Terrorism, as defined in TRIA, from coverage, or if such coverage is excluded, it is covered by a separate terrorism insurance policy. With respect to each Mortgage Loan, the related Loan Documents do not expressly waive or prohibit the mortgagee from requiring coverage for Acts of Terrorism, as defined in TRIA, or damages related thereto except to the extent that any right to require such coverage may be limited by commercial availability on commercially reasonable terms; provided, however, that if TRIA or a similar or subsequent statute is not in effect, then, provided that terrorism insurance is commercially available, the borrower under each Mortgage Loan is required to carry terrorism insurance, but in such event the borrower shall not be required to spend on terrorism insurance coverage more than two times the amount of the insurance premium that is payable in respect of the property and business interruption/rental loss insurance required under the related Loan Documents (without giving effect to the cost of terrorism and earthquake components of such casualty and business interruption/rental loss insurance) at the time of the origination of the Mortgage Loan, and if the cost of terrorism insurance exceeds such amount, the borrower is required to purchase the maximum amount of terrorism insurance available with funds equal to such amount.

(29) Due on Sale or Encumbrance. Subject to specific exceptions set forth below, each Mortgage Loan contains a “due on sale” or other such provision for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the consent of the holder of the Mortgage (which consent, in some cases, may not be unreasonably withheld) and/or complying with the requirements of the related Loan Documents (which provide for transfers without the consent of the lender which are customarily acceptable to the Seller lending on the security of property comparable to the related mortgaged property, including, without limitation, transfers of worn-out or obsolete furnishings, fixtures, or equipment promptly replaced with property of equivalent value and functionality and transfers by leases entered into in accordance with the Loan Documents), (a) the related mortgaged property, or any equity interest of greater than 50% in the related borrower, is directly or indirectly pledged, transferred or sold, other than as related to (i) family and estate planning transfers or transfers upon death or legal incapacity, (ii) transfers to certain affiliates as defined in the related Loan Documents, (iii) transfers that do not result in a change of Control of the related borrower or transfers of passive interests so long as the guarantor retains Control, (iv) transfers to another holder of direct or indirect equity in the borrower, a specific Person designated in the related Loan Documents or a Person satisfying specific criteria identified in the related Loan Documents, such as a qualified equityholder, (v) transfers of stock or similar equity units in publicly traded companies or (vi) a substitution or release of collateral within the parameters of paragraphs (27) herein, or (vii) by reason of any mezzanine debt that existed at the origination of the related Mortgage Loan, or future permitted mezzanine debt in each case as set forth on Schedule 3 hereto or (b) the related mortgaged property is encumbered with a subordinate lien or security interest against the related mortgaged property, other than (i) any Non-Acquired Participation or any subordinate debt that existed at origination and is permitted under the related Loan Documents, (ii) purchase money security interests, (iii) any Crossed Mortgage Loan as set forth on Schedule 4 hereto, or (iv) Permitted Encumbrances. The Mortgage or other Loan Documents provide that to the extent any Rating Agency fees are incurred in connection with the review of and consent to any transfer or encumbrance, the borrower is responsible for such payment along with all other reasonable fees and expenses incurred by the Mortgagee relative to such transfer or encumbrance. For purposes of the foregoing representation, “Control” means the power to direct the management and policies of an entity, directly or indirectly, whether through the ownership of voting securities or other beneficial interests, by contract or otherwise.

(30) Single-Purpose Entity. Each Mortgage Loan requires the borrower to be a Single-Purpose Entity for at least as long as the Mortgage Loan is outstanding. Both the Loan Documents and the organizational documents of the borrower with respect to each Mortgage Loan with a Cut-off Date Stated Principal Balance in excess of $5 million provide that the borrower is a Single-Purpose Entity, and each Mortgage Loan with a Cut-off Date Stated Principal Balance of $20 million or more has a counsel’s opinion regarding non-consolidation of the borrower. For this purpose, a “Single-Purpose Entity” shall mean an entity, other than an individual, whose organizational documents (or if the Mortgage Loan has a Cut-off Date Stated Principal Balance equal to $5 million or less, its organizational documents or the

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related Loan Documents) provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the Mortgaged Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such mortgaged property or Properties, and whose organizational documents further provide, or which entity represented in the related Loan Documents, substantially to the effect that it does not have any assets other than those related to its interest in and operation of such mortgaged property or Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Loan Documents, that it has its own books and records and accounts separate and apart from those of any other person (other than a borrower for a Crossed Mortgage Loan), and that it holds itself out as a legal entity, separate and apart from any other person or entity.

(31) Ground Leases. For purposes of the Mortgage Loan Purchase Agreement, a “Ground Lease” shall mean a lease creating a leasehold estate in real property where the fee owner as the ground lessor conveys for a term or terms of years its entire interest in the land and buildings and other improvements, if any, comprising the premises demised under such lease to the ground lessee (who may, in certain circumstances, own the building and improvements on the land), subject to the reversionary interest of the ground lessor as fee owner and does not include industrial development agency (IDA) or similar leases for purposes of conferring a tax abatement or other benefit.

With respect to any Mortgage Loan where the Mortgage Loan is secured by a leasehold estate under a Ground Lease in whole or in part, and the related Mortgage does not also encumber the related lessor’s fee interest in such mortgaged property, based upon the terms of the Ground Lease and any estoppel or other agreement received from the ground lessor in favor of Seller, its successors and assigns, Seller represents and warrants that:

(a)	The Ground Lease or a memorandum regarding such Ground Lease has been duly recorded or submitted for recordation in a form that is acceptable for recording in the applicable jurisdiction. The Ground Lease or an estoppel or other agreement received from the ground lessor permits the interest of the lessee to be encumbered by the related Mortgage and does not restrict the use of the related mortgaged property by such lessee, its successors or assigns in a manner that would materially adversely affect the security provided by the related Mortgage;

(b)	The lessor under such Ground Lease has agreed in a writing included in the related Mortgage File (or in such Ground Lease) that the Ground Lease may not be amended or modified, or canceled or terminated by agreement of lessor and lessee, without the prior written consent of the lender (except termination or cancellation if (i) notice of a default under the Ground Lease is provided to lender and (ii) such default is curable by lender as provided in the Ground Lease but remains uncured beyond the applicable cure period), and no such consent has been granted by the Seller since the origination of the Mortgage Loan except as reflected in any written instruments which are included in the related Mortgage File;

(c)	The Ground Lease has an original term (or an original term plus one or more optional renewal terms, which, under all circumstances, may be exercised, and will be enforceable, by either borrower or the mortgagee) that extends not less than 20 years beyond the stated maturity of the related Mortgage Loan, or 10 years past the stated maturity if such Mortgage Loan fully amortizes by the stated maturity (or with respect to a Mortgage Loan that accrues on an actual 360 basis, substantially amortizes);

(d)	The Ground Lease either (i) is not subject to any liens or encumbrances superior to, or of equal priority with, the Mortgage, except for the related fee interest of the ground lessor and the Permitted Encumbrances, or (ii) is subject to a subordination, non-disturbance and attornment agreement to which the mortgagee on the lessor’s fee interest in the mortgaged property is subject;

(e)	The Ground Lease does not place commercially unreasonable restrictions on the identity of the Mortgagee and the Ground Lease is assignable to the holder of the Mortgage Loan and its successors and assigns without the consent of the lessor thereunder, and in the event it is so

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assigned, it is further assignable by the holder of the Mortgage Loan and its successors and assigns without the consent of the lessor;

(f)	The Seller has not received any written notice of material default under or notice of termination of such Ground Lease. To the Seller’s knowledge, there is no material default under such Ground Lease and no condition that, but for the passage of time or giving of notice, would result in a material default under the terms of such Ground Lease and to the Seller’s knowledge, such Ground Lease is in full force and effect as of the Closing Date;

(g)	The Ground Lease or ancillary agreement between the lessor and the lessee requires the lessor to give to the lender written notice of any default, and provides that no notice of default or termination is effective against the lender unless such notice is given to the lender;

(h)	A lender is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under the Ground Lease through legal proceedings) to cure any default under the Ground Lease which is curable after the lender’s receipt of notice of any default before the lessor may terminate the Ground Lease;

(i)	The Ground Lease does not impose any restrictions on subletting that would be viewed as commercially unreasonable by the Seller in connection with loans originated for securitization;

(j)	Under the terms of the Ground Lease, an estoppel or other agreement received from the ground lessor and the related Mortgage (taken together), any related insurance proceeds or the portion of the condemnation award allocable to the ground lessee’s interest (other than (i) de minimis amounts for minor casualties or (ii) in respect of a total or substantially total loss or taking as addressed in clause (k) below) will be applied either to the repair or to restoration of all or part of the related mortgaged property with (so long as such proceeds are in excess of the threshold amount specified in the related Loan Documents) the lender or a trustee appointed by it having the right to hold and disburse such proceeds as repair or restoration progresses, or to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest;

(k)	In the case of a total or substantially total taking or loss, under the terms of the Ground Lease, an estoppel or other agreement and the related Mortgage (taken together), any related insurance proceeds, or portion of the condemnation award allocable to ground lessee’s interest in respect of a total or substantially total loss or taking of the related mortgaged property to the extent not applied to restoration, will be applied first to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest; and

(l)	Provided that the lender cures any defaults which are susceptible to being cured, the ground lessor has agreed to enter into a new lease with the lender upon termination of the Ground Lease for any reason, including rejection of the Ground Lease in a bankruptcy proceeding.

(32) Servicing. The servicing and collection practices used by the Seller with respect to the Mortgage Loan have been, in all material respects, legal and have met customary industry standards for servicing of similar commercial loans.

(33) Origination and Underwriting. The origination practices of the Seller (or the related originator if the Seller was not the originator) with respect to each Mortgage Loan have been, in all material respects, legal and as of the date of its origination, such Mortgage Loan and the origination thereof complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan; provided that such representation and warranty does not address or otherwise cover any matters with respect to federal, state or local law otherwise covered in this Exhibit H.

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(34) No Material Default; Payment Record. No Mortgage Loan has been more than 30 days delinquent, without giving effect to any grace or cure period, in making required payments since origination, and as of the date hereof, no Mortgage Loan is more than 30 days delinquent (beyond any applicable grace or cure period) in making required payments as of the Closing Date. To the Seller’s knowledge, there is (a) no material default, breach, violation or event of acceleration existing under the related Mortgage Loan or Participation Agreement, if applicable, or (b) no event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration, which default, breach, violation or event of acceleration, in the case of either clause (a) or clause (b), materially and adversely affects the value of the Mortgage Loan or Participation Agreement, if applicable, or the value, use or operation of the related mortgaged property, provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration that specifically pertains to or arises out of an exception scheduled to any other representation and warranty made by the Seller in this Exhibit H. No person other than the holder of such Mortgage Loan may declare any event of default under the Mortgage Loan or accelerate any indebtedness under the Loan Documents.

(35) Bankruptcy. As of the date of origination of the related Mortgage Loan and to the Seller’s knowledge as of the Cut-off Date, no borrower, guarantor or tenant occupying a single-tenant property is a debtor in state or federal bankruptcy, insolvency or similar proceeding.

(36) Organization of Borrower. With respect to each Mortgage Loan, in reliance on certified copies of the organizational documents of the borrower delivered by the borrower in connection with the origination of such Mortgage Loan, the borrower is an entity organized under the laws of a state of the United States of America, the District of Columbia or the Commonwealth of Puerto Rico. Except with respect to any Crossed Mortgage Loan, no Mortgage Loan has a borrower that is an Affiliate of another borrower. (An “Affiliate” for purposes of this paragraph (36) means, a borrower that is under direct or indirect common ownership and control with another borrower.)

(37) Environmental Conditions. A Phase I environmental site assessment (or update of a previous Phase I and or Phase II site assessment) and, with respect to certain Mortgage Loans, a Phase II environmental site assessment (collectively, an “ESA”) meeting ASTM requirements was conducted by a reputable environmental consultant in connection with such Mortgage Loan within 12 months prior to its origination date (or an update of a previous ESA was prepared), and such ESA either (i) did not identify the existence of recognized environmental conditions (as such term is defined in ASTM E1527-05 or its successor, hereinafter “Environmental Condition”) at the related mortgaged property or the need for further investigation with respect to any Environmental Condition that was identified, or (ii) if the existence of an Environmental Condition or need for further investigation was indicated in any such ESA, then at least one of the following statements is true: (A) an amount reasonably estimated by a reputable environmental consultant to be sufficient to cover the estimated cost to cure any material noncompliance with applicable environmental laws or the Environmental Condition has been escrowed by the related borrower and is held or controlled by the related lender; (B) if the only Environmental Condition relates to the presence of asbestos-containing materials, radon in indoor air, lead based paint or lead in drinking water, and the only recommended action in the ESA is the institution of such a plan, an operations or maintenance plan has been required to be instituted by the related borrower that can reasonably be expected to mitigate the identified risk; (C) the Environmental Condition identified in the related environmental report was remediated or abated in all material respects prior to the date hereof, and, if and as appropriate, a no further action or closure letter was obtained from the applicable governmental regulatory authority (or the Environmental Condition affecting the related mortgaged property was otherwise listed by such governmental authority as “closed” or a reputable environmental consultant has concluded that no further action is required); (D) a secured creditor environmental policy or a pollution legal liability insurance policy that covers liability for the Environmental Condition was obtained from an insurer rated no less than A- (or the equivalent) by Moody’s, S&P and/or Fitch; (E) a party not related to the borrower was identified as the responsible party for such Environmental Condition and such responsible party has financial resources reasonably estimated to be adequate to address the situation; or (F) a party related to the borrower having financial resources reasonably estimated to be adequate to address the situation is required to take

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action. To Seller’s knowledge, except as set forth in the ESA, there is no Environmental Condition (as such term is defined in ASTM E1527-05 or its successor) at the related mortgaged property.

(38) Appraisal. The Servicing File contains an appraisal of the related mortgaged property with an appraisal date within six months of the Mortgage Loan origination date, and within 12 months of the Closing Date. The appraisal is signed by an appraiser who is either a Member of the Appraisal Institute (“MAI”) and/or has been licensed and certified to prepare appraisals in the state where the mortgaged property is located. Each appraiser has represented in such appraisal or in a supplemental letter that the appraisal satisfies the requirements of the “Uniform Standards of Professional Appraisal Practice” as adopted by the Appraisal Standards Board of the Appraisal Foundation and has certified that such appraiser had no interest, direct or indirect, in the mortgaged property or the borrower or in any loan made on the security thereof, and its compensation is not affected by the approval or disapproval of the Mortgage Loan.

(39) Mortgage Loan Schedule. The information pertaining to each Mortgage Loan which is set forth in the schedule attached as Exhibit A to the Mortgage Loan Purchase Agreement is true and correct in all material respects as of the Cut-off Date and contains all information required by the Mortgage Loan Purchase Agreement to be contained therein.

(40) Cross-Collateralization. No Mortgage Loan is cross-collateralized or cross-defaulted with any mortgage loan that is outside the Trust, except as set forth in the applicable Mortgage Loan Purchase Agreement.

(41) Advance of Funds by the Seller. After origination, no advance of funds has been made by Seller to the related borrower other than in accordance with the Loan Documents, and, to Seller’s knowledge, no funds have been received from any person other than the related borrower or an affiliate for, or on account of, payments due on the Mortgage Loan (other than as contemplated by the Loan Documents, such as, by way of example and not in limitation of the foregoing, amounts paid by the tenant(s) into a lender-controlled lockbox if required or contemplated under the related lease or Loan Documents). Neither Seller nor any affiliate thereof has any obligation to make any capital contribution to any borrower under a Mortgage Loan, other than contributions made on or prior to the date hereof.

(42) Compliance with Anti-Money Laundering Laws. Seller has complied in all material respects with all applicable anti-money laundering laws and regulations, including without limitation the USA Patriot Act of 2001 with respect to the origination of the Mortgage Loan, the failure to comply with which would have a material adverse effect on the Mortgage Loan.

(43) Floating Interest Rates. Each Mortgage Loan bears interest at a floating rate of interest that is based on LIBOR plus a margin (which interest rate may be subject to a minimum or “floor” rate).

(44) Senior Participations. With respect to each Mortgage Loan that is a Senior Participation:

(i) Either (A) the Senior Participation is treated as a real estate asset for purposes of Section 856(c) of the Code, and the interest payable pursuant to such Senior Participation is treated as interest on an obligation secured by a mortgage on real property or on an interest in real property for purposes of Section 856(c) of the Code, or (B) the Senior Participation qualifies as a security that would not otherwise cause the Parent REIT to fail to qualify as a REIT under the Code (including after the sale, transfer and assignment to the Issuer of such Senior Participation);

(ii) To the actual knowledge of the Seller, as of the Closing Date, the related Participating Institution was not a debtor in any outstanding proceeding pursuant to the federal bankruptcy code; and

(iii) The Seller has not received written notice of any outstanding liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind for which the holder of such Senior Participation is or may become obligated.

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For purposes of these representations and warranties, the phrases “the Seller’s knowledge” or “the Seller’s belief” and other words and phrases of like import shall mean, except where otherwise expressly set forth herein, the actual state of knowledge or belief of the Seller, its officers and employees directly responsible for the underwriting, origination, servicing or sale of the Mortgage Loans regarding the matters expressly set forth herein.

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EXHIBIT I

FORM OF ELIGIBILITY CRITERIA COMPLIANCE CERTIFICATE

          DivCore Subordinate Debt Club I Advisors, LLC, a Delaware limited liability company (the “Collateral Manager”), in connection with the acquisition of the [Additional Mortgage Loan[s]] [Reinvestment Mortgage Loan[s]] identified on Schedule 1 hereto that have been selected by the Collateral Manager as permitted under the Indenture, dated as of December 6, 2013 (the “Indenture”), among DivCore CLO 2013-1, Ltd., as issuer, DivCore CLO 2013-1, LLC, as co-issuer, Situs Asset Management LLC, as advancing agent and Wells Fargo Bank, National Association, as trustee, hereby certifies, pursuant to Section [10.4(d)] [12.2(a)] [12.3(b)] of the Indenture, that such [Additional Mortgage Loan] [Reinvestment Mortgage Loan] satisfies all of the [Eligibility Criteria] [Reinvestment Criteria] as of the date hereof.

          Attached as Schedule 2 hereto are wiring instructions. Please release $[●] from the [●] Account with respect to the acquisition evidenced hereby.

          Capitalized terms used but not otherwise defined herein have the meanings set forth in the Indenture.

          IN WITNESS WHEREOF, the Collateral Manager has executed this certificate as of this [●] day of [●] 20[●].

DIVCORE SUBORDINATE DEBT CLUB I ADVISORS, LLC

By:
Name:
Title:

I-1

Schedule 1 to Eligibility Criteria Compliance Certificate

List of [Additional Mortgage Loans] [Reinvestment Mortgage Loans]

[Must indicate whether any Mortgage Loans are Future Funding Mortgage Loans and, if applicable, the amount of money that will be deposited into the Future Funding Reserve Account for each such Mortgage Loan]

I-2

Schedule 2 to Eligibility Criteria Compliance Certificate

Wiring Instructions

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EXHIBIT J

FORM OF INVESTOR CERTIFICATION

DATE: ________________

DivCore Subordinate Debt Club I Advisors, LLC
80 Field Point Road
Greenwich, Connecticut 06830
Attention: Jordan Bock

Re:	Reports Prepared Pursuant to the Indenture, dated as of December 6, 2013, among DivCore CLO 2013-1, Ltd., DivCore CLO 2013-1, LLC, Situs Asset Management LLC and Wells Fargo Bank, National Association (the “Indenture”).

Class ____ Notes

Ctslink USER ID: ____________

Ladies and Gentlemen:

          1.  The undersigned is a holder or a beneficial owner of the notes referenced above.

          2.  The undersigned is requesting access pursuant to the Indenture to certain information (the “Information”) on the Trustee’s website and/or is requesting the information identified on the schedule attached hereto (also, the “Information”) pursuant to the provisions of the Indenture.

          4.  In consideration of the disclosure to the undersigned of the Information, or the access thereto, the undersigned will keep the Information confidential (except from such outside persons as are assisting it in making an evaluation in connection with purchasing the related Notes, from its accountants and attorneys, and otherwise from such governmental or banking authorities or agencies to which the undersigned is subject), and such Information will not, without the prior written consent of the Trustee, be otherwise disclosed by the undersigned or by its officers, directors, partners, employees, agents or representatives (collectively, the “Representatives”) in any manner whatsoever, in whole or in part.

          The undersigned will not use or disclose the Information in any manner which could result in a violation of any provision of the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended, or would require registration of any Note not previously registered pursuant to Section 5 of the Securities Act.

          5.  The undersigned shall be fully liable for any breach of this agreement by itself or any of its Representatives and shall indemnify the Issuer, the Collateral Manager, the Servicer and the Trustee for any loss, liability or expense incurred thereby with respect to any such breach by the undersigned or any of its Representatives.

          6.  The undersigned shall be deemed to have recertified to the provisions herein each time it accesses the Information on the Trustee’s website.

          7.  The undersigned acknowledges and agrees that, upon request of any of the Collateral Manager, the Issuer or the Co-Issuer, the Trustee shall provide such party with a list of all persons that have access to the Trustee’s website (other than the Trustee’s employees and agents).

J-1

          8.  Capitalized terms used but not defined herein shall have the respective meanings assigned thereto in the Indenture.

          IN WITNESS WHEREOF, the undersigned has made the representations above and has to have caused its name to be signed hereto by its duly authorized signatory, as of the date hereof.

[		]

Name:
Title:
Phone:
Email:

VALIDATED AND AUTHORIZED:

DivCore Subordinate Debt Club I Advisors, LLC,

Collateral Manager

Name:
Title:

J-2

EXHIBIT K

Wells Fargo Bank, N.A. Corporate Trust Services 8480 Stagecoach Circle Frederick, MD 21701-4747	DivCore CLO 2013-1, Ltd.	For Additional Information please contact CTSLink Customer Service 1-866-846-4526 Reports Available www.ctslink.com
		Payment Date:	12/16/2013
		Record Date:	12/01/2013
		Determination Date:	12/09/2013

MONTHLY REPORT
Table of Contents

	STATEMENT SECTIONS	PAGE(s)
	Note Distribution Detail	2
	Note Factor Detail	3
	Reconciliation Detail	4
	Other Required Information	5
	Coverage Test Summary	6
	Cash Reconciliation Detail	7
	Current Mortgage Loan and Property Stratification Tables	8 - 11
	Mortgage Loan Detail	12
	Principal Prepayment Detail	13
	Historical Detail	14
	Delinquency Loan Detail	15 - 16
	Specially Serviced Loan Detail	17
	Advance Summary	18
	Modified Loan Detail	19
	Historical Liquidated Loan Detail	20
	Historical Bond / Collateral Loss Reconciliation	21
	Interest Shortfall Reconciliation Detail	22 - 23
	Supplemental Reporting	24

Issuer	Collateral Manager	Servicer and Special Servicer	Advancing Agent

DivCore CLO 2013-1, Ltd. Contact: TBD Phone Number:	DivCore Real Asset Management, LLC Contact: TBD Phone Number:	Situs Asset Management LLC Contact: TBD Phone Number:	Situs Asset Management LLC Contact: TBD Phone Number:

This report is compiled by Wells Fargo Bank, N.A. from information provided by third parties.  Wells Fargo Bank, N.A. has not independently confirmed the accuracy of the information.

Please visit www.ctslink.com for additional information and special notices.  In addition, certificateholders may register online for email notification when special notices are posted.

For information or assistance please call 866-846-4526.

K-1

EXHIBIT K

Wells Fargo Bank, N.A. Corporate Trust Services 8480 Stagecoach Circle Frederick, MD 21701-4747	DivCore CLO 2013-1, Ltd.	For Additional Information please contact CTSLink Customer Service 1-866-846-4526 Reports Available www.ctslink.com
		Payment Date:	12/16/2013
		Record Date:	12/01/2013
		Determination Date:	12/09/2013

Note Distribution Detail

Class	CUSIP	Pass-Through Rate	Original Balance	Beginning Balance	Principal Distribution	Interest Distribution	Prepayment Premium	Realized Loss/ Additional Trust Fund Expenses	Total Distribution	Ending Balance	Current Subordination Level (1)
A		0.000000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B		0.000000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Preferred Shares		0.000000%	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Totals			0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

K-2

EXHIBIT K

Wells Fargo Bank, N.A. Corporate Trust Services 8480 Stagecoach Circle Frederick, MD 21701-4747	DivCore CLO 2013-1, Ltd.	For Additional Information please contact CTSLink Customer Service 1-866-846-4526 Reports Available www.ctslink.com
		Payment Date:	12/16/2013
		Record Date:	12/01/2013
		Determination Date:	12/09/2013

Note Factor Detail
Class	CUSIP	Beginning Balance	Principal Distribution	Interest Distribution	Prepayment Premium	Realized Loss/ Additional Trust Fund Expenses	Ending Balance
A		0.00000000	0.00000000	0.00000000	0.00000000	0.00000000	0.00000000
B		0.00000000	0.00000000	0.00000000	0.00000000	0.00000000	0.00000000
Preferred Shares		0.00000000	0.00000000	0.00000000	0.00000000	0.00000000	0.00000000

K-3

EXHIBIT K

Wells Fargo Bank, N.A. Corporate Trust Services 8480 Stagecoach Circle Frederick, MD 21701-4747	DivCore CLO 2013-1, Ltd.	For Additional Information please contact CTSLink Customer Service 1-866-846-4526 Reports Available www.ctslink.com
		Payment Date:	12/16/2013
		Record Date:	12/01/2013
		Determination Date:	12/09/2013

Reconciliation Detail
Principal Reconciliation
	Stated Beginning Principal Balance	Unpaid Beginning Principal Balance	Scheduled Principal	Unscheduled Principal	Principal Adjustments	Realized Loss	Stated Ending Principal Balance	Unpaid Ending Principal Balance	Current Principal Distribution Amount
Total	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Certificate Interest Reconciliation
Class	Accrual Dates	Accrual Days	Accrued Certificate Interest	Net Aggregate Prepayment Interest Shortfall	Distributable Certificate Interest	Distributable Certificate Interest Adjustment	Capitalized Interest	Additional Trust Fund Expenses	Interest Distribution	Defaulted Interest Amount
A	0	0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B	0	0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Preferred Shares	0	0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Totals		0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

K-4

EXHIBIT K

Wells Fargo Bank, N.A. Corporate Trust Services 8480 Stagecoach Circle Frederick, MD 21701-4747	DivCore CLO 2013-1, Ltd.	For Additional Information please contact CTSLink Customer Service 1-866-846-4526 Reports Available www.ctslink.com
		Payment Date:	12/16/2013
		Record Date:	12/01/2013
		Determination Date:	12/09/2013

Other Required Information

Available Distribution Amount (1)	0.00

Current LIBOR	0.00%
Next Month’s LIBOR	0.00%
		Appraisal Reduction Amount
			Appraisal	Cumulative	Most Recent
		Loan	Reduction	ASER	App. Red.
		Number	Effected	Amount	Date

		Total
(1) The Available Distribution Amount includes any Prepayment Premiums.

K-5

EXHIBIT K

Wells Fargo Bank, N.A. Corporate Trust Services 8480 Stagecoach Circle Frederick, MD 21701-4747	DivCore CLO 2013-1, Ltd.	For Additional Information please contact CTSLink Customer Service 1-866-846-4526 Reports Available www.ctslink.com
		Payment Date:	12/16/2013
		Record Date:	12/01/2013
		Determination Date:	12/09/2013

Coverage Test Summary

Coverage Test	Class A Notes	Class B Notes
Minimum Par Value	0.00%	0.00%
Minimum Interest Coverage	0.00%	0.00%
				Interest Coverage Ratio Summary
Par Value Ratio Summary
				Cash standing to the credit of the Expense Account	0.00
Net Outstanding Portfolio Balance			0.00	+ Scheduled Interest payments on the Mortgage Loans	0.00
Interest Advances (unreimbursed)			0.00	+ Eligible Investments (1)	0.00
Class A Note Balance			0.00	+ Interest Advances	0.00
Class B Note Balance (includes Class B Capitalized Interest)			0.00	(-) Taxes and filing fees	0.00
				(-) Nonrecoverable Interest Advances	0.00
Class A Par Value Ratio				(-) Reimbursement Interest and reimbursement of Interest Advances	0.00
Net Outstanding Portfolio Balance / Class A Notes + Interest Advances			0.00000%	(-) Trustee fees and unpaid Company Admistrative Expenses	0.00
Class A Par Value Test Met			Y/N	(-) Servicing fees and unpaid Company Admistrative Expenses	0.00
				(-) Collateral Manager Fee	0.00
Class B Par Value Ratio				Total	0.00
Net Outstanding Portfolio Balance / Class A Notes + Class B Notes + Interest Advances			0.00000%
Class B Par Value Test Met			Y/N	Class A Interest Coverage Ratio
				Total / Class A Note Interest + Class A Defaulted Interest	0.00000%
Class A/B Par Value Test				Class A Interest Coverage Test Met	Y/N
Net Outstanding Portfolio Balance - (Interest Advances + Class A Notes Outstanding			0.00000%
balance + Initial balance of Class B Notes)				Class B Interest Coverage Ratio
Class A/B Par Value Test Met if equal to or > 0%			Y/N	Total / Class A Note Interest + Class A Defaulted Interest +
				Class B Note Interest + Class B Defaulted Interest	0.00000%
Account Balance Summary as of Determination Date				Class B Interest Coverage Test Met	Y/N

Future Funding Reserve Account			0.00
Unused Proceeds Account			0.00
Expense Account			0.00	(1) Eligible Investments held in the Payment Acount, Collection Accounts,
Payment Account			0.00	Future Funding Reserve Account and Expense Account
Collection Accounts			0.00

K-6

EXHIBIT K

Wells Fargo Bank, N.A. Corporate Trust Services 8480 Stagecoach Circle Frederick, MD 21701-4747	DivCore CLO 2013-1, Ltd.	For Additional Information please contact CTSLink Customer Service 1-866-846-4526 Reports Available www.ctslink.com
		Payment Date:	12/16/2013
		Record Date:	12/01/2013
		Determination Date:	12/09/2013

Cash Reconciliation Detail

Total Funds Collected			Total Funds Distributed
Interest:			Fees:
Interest paid or advanced	0.00		Servicing Fee	0.00
Interest reductions due to Non-Recoverability Determinations	0.00		Trustee Fee	0.00
Interest Adjustments	0.00		Collateral Manager Fee	0.00
Deferred Interest	0.00		Miscellaneous Fee	0.00
Net Prepayment Interest Shortfall	0.00
Net Prepayment Interest Excess	0.00		Total Fees		0.00
Extension Interest	0.00
			Additional Administrative Expenses:
Total Interest Collected		0.00	Reimbursement for Interest on Advances	0.00
			ASER Amount	0.00
Principal:			Special Servicing Fee	0.00
Scheduled Principal	0.00		Rating Agency Expenses	0.00
Unscheduled Principal	0.00		Attorney Fees & Expenses	0.00
Principal Prepayments	0.00		Bankruptcy Expense	0.00
Collection of Principal after Maturity Date	0.00		Taxes & Filing Expenses	0.00
Recoveries from Liquidation and Insurance Proceeds	0.00		Non-Recoverable Advances	0.00
Excess of Prior Principal Amounts paid	0.00		Other Expenses	0.00
Curtailments	0.00
Negative Amortization	0.00		Total Additional Trust Fund Expenses		0.00
Principal Adjustments	0.00
Total Principal Collected		0.00

Other:			Payments to Noteholders & Others:
Prepayment Penalties/Yield Maintenance	0.00		Interest Distribution	0.00
Repayment Fees	0.00		Principal Distribution	0.00
Borrower Option Extension Fees	0.00		Prepayment Penalties/Yield Maintenance	0.00
Equity Payments Received	0.00		Borrower Option Extension Fees	0.00
			Equity Payments Paid	0.00

Total Other Collected		0.00
Total Funds Collected		0.00	Total Payments to Noteholders & Others		0.00
			Total Funds Distributed		0.00

K-7

EXHIBIT K

Wells Fargo Bank, N.A. Corporate Trust Services 8480 Stagecoach Circle Frederick, MD 21701-4747	DivCore CLO 2013-1, Ltd.	For Additional Information please contact CTSLink Customer Service 1-866-846-4526 Reports Available www.ctslink.com
		Payment Date:	12/16/2013
		Record Date:	12/01/2013
		Determination Date:	12/09/2013

Ratings Detail

Class	CUSIP	Original Ratings	Current Ratings (1)
		Moody’s	Moody’s
A
B
Preferred Shares

NR - Designates that the class was not rated by the above agency at the time of original issuance.
X - Designates that the above rating agency did not rate any classes in this transaction at the time of original issuance.
N/A - Data not available this period.

1) For any class not rated at the time of original issuance by any particular rating agency, no request has been made subsequent to issuance to obtain rating information, if any, from such rating agency. The current ratings were obtained directly from the applicable rating agency within 30 days of the payment date listed above. The ratings may have changed since they were obtained. Because the ratings may have changed, you may want to obtain current ratings directly from the rating agencies.

Moody’s Investors Service
99 Church Street
New York, New York 10007
(212) 553-0300

K-8

EXHIBIT K

Wells Fargo Bank, N.A. Corporate Trust Services 8480 Stagecoach Circle Frederick, MD 21701-4747	DivCore CLO 2013-1, Ltd.	For Additional Information please contact CTSLink Customer Service 1-866-846-4526 Reports Available www.ctslink.com
		Payment Date:	12/16/2013
		Record Date:	12/01/2013
		Determination Date:	12/09/2013

Current Mortgage Loan and Property Stratification Tables Aggregate Pool

Property Type (1)							State (1)

Property Type	# of Props.	Scheduled Balance	% of Agg. Bal.	WAM (2)	WAC	Weighted Avg DSCR (3)	State	# of Props.	Scheduled Balance	% of Agg. Bal.	WAM (2)	WAC	Weighted Avg DSCR (3)

Totals							Totals

Seasoning

Seasoning	# of loans	Scheduled Balance	% of Agg. Bal.	WAM (2)	WAC	Weighted Avg DSCR (3)

Totals

See footnotes on last page of this section.

K-9

EXHIBIT K

Wells Fargo Bank, N.A. Corporate Trust Services 8480 Stagecoach Circle Frederick, MD 21701-4747	DivCore CLO 2013-1, Ltd.	For Additional Information please contact CTSLink Customer Service 1-866-846-4526 Reports Available www.ctslink.com
		Payment Date:	12/16/2013
		Record Date:	12/01/2013
		Determination Date:	12/09/2013

Current Mortgage Loan and Property Stratification Tables Aggregate Pool

Scheduled Balance							Anticipated Remaining Term (ARD and Balloon Loans)

Scheduled Balance	# of loans	Scheduled Balance	% of Agg. Bal.	WAM (2)	WAC	Weighted Avg DSCR (3)	Anticipated Remaining Term (2)	# of loans	Scheduled Balance	% of Agg. Bal.	WAM (2)	WAC	Weighted Avg DSCR (3)

Totals

Remaining Amortization Term (ARD and Balloon Loans)

Totals							Remaining Amortization Term	# of loans	Scheduled Balance	% of Agg. Bal.	WAM (2)	WAC	Weighted Avg DSCR (3)

Note Rate

Note Rate	# of loans	Scheduled Balance	% of Agg. Bal.	WAM (2)	WAC	Weighted Avg DSCR (3)
Totals

Remaining Stated Term (Fully Amortizing Loans)

							Remaining Stated Term	# of loans	Scheduled Balance	% of Agg. Bal.	WAM (2)	WAC	Weighted Avg DSCR (3)

Totals
Totals
See footnotes on last page of this section.

K-10

EXHIBIT K

Wells Fargo Bank, N.A. Corporate Trust Services 8480 Stagecoach Circle Frederick, MD 21701-4747	DivCore CLO 2013-1, Ltd.	For Additional Information please contact CTSLink Customer Service 1-866-846-4526 Reports Available www.ctslink.com
		Payment Date:	12/16/2013
		Record Date:	12/01/2013
		Determination Date:	12/09/2013

Current Mortgage Loan and Property Stratification Tables Aggregate Pool

Debt Service Coverage Ratio (3)

Debt Service Coverage Ratio	# of loans	Scheduled Balance	% of Agg. Bal.	WAM (2)	WAC	Weighted Avg DSCR (3)

Totals

Age of Most Recent NOI

Age of Most Recent NOI	# of loans	Scheduled Balance	% of Agg. Bal.	WAM (2)	WAC	Weighted Avg DSCR (3)

Totals

(1) Data in this table was calculated by allocating pro-rata the current loan information to the properties based upon the Cut-Off Date balance of each property as disclosed in the offering document.
(2) Anticipated Remaining Term and WAM are each calculated based upon the term from the current month to the earlier of the Anticipated Repayment Date, if applicable, and the Maturity Date.
(3) Debt Service Coverage Ratios are updated periodically as new NOI figures become available from borrowers on an asset level. In all cases the most current DSCR provided by the Master Servicer is used. To the extent that no DSCR is provided by the Master Servicer, information from the offering document is used. The DSCRs reported by the Master Servicer may be based on a period of less than 12 months. Regardless, DSCRs are normalized based on the Most Recent Financial as of Start and End Dates as reported on the NOI Detail page of this statement. The Certificate Administrator makes no representations as to the accuracy of the data provided by the borrower for this calculation.

K-11

EXHIBIT K

Wells Fargo Bank, N.A. Corporate Trust Services 8480 Stagecoach Circle Frederick, MD 21701-4747	DivCore CLO 2013-1, Ltd.	For Additional Information please contact CTSLink Customer Service 1-866-846-4526 Reports Available www.ctslink.com
		Payment Date:	12/16/2013
		Record Date:	12/01/2013
		Determination Date:	12/09/2013

Mortgage Loan Detail
Loan Number	ODCR	Property Type (1)	City	State	Interest Payment	Principal Payment	Gross Coupon	Anticipated Repayment Date	Maturity Date	Neg. Amort (Y/N)	Beginning Scheduled Balance	Ending Scheduled Balance	Paid Thru Date	Appraisal Reduction Date	Appraisal Reduction Amount	Res. Strat. (2)	Mod. Code (3)

Totals
* - Indicates new collateral added to the pool in previous month

(1) Property Type Code						(2) Resolution Strategy Code									(3) Modification Code

MF	-	Multi-Family	OF	-	Office	1	-	Modification	6	-	DPO	10	-	Deed in Lieu Of	1	-	Maturity Date Extension	6	-	Capitalization of Interest
RT	-	Retail	MU	-	Mixed Use	2	-	Foreclosure	7	-	REO			Foreclosure	2	-	Amortization Change	7	-	Capitalization of Taxes
HC	-	Health Care	LO	-	Lodging	3	-	Bankruptcy	8	-	Resolved	11	-	Full Payoff	3	-	Principal Write-Off	8	-	Principal Write-Off
IN	-	Industrial	SS	-	Self Storage	4	-	Extension	9	-	Pending Return	12	-	Reps and Warranties	4	-	Blank	9	-	Combination
WH	-	Warehouse	OT	-	Other	5	-	Note Sale			to Master Servicer	13	-	Other or TBD	5	-	Termporary Rate Reduction
MH	-	Mobile Home Park

K-12

EXHIBIT K

Wells Fargo Bank, N.A. Corporate Trust Services 8480 Stagecoach Circle Frederick, MD 21701-4747	DivCore CLO 2013-1, Ltd.	For Additional Information please contact CTSLink Customer Service 1-866-846-4526 Reports Available www.ctslink.com
		Payment Date:	12/16/2013
		Record Date:	12/01/2013
		Determination Date:	12/09/2013

Principal Prepayment Detail

Collateral Interest Number	Loan Group	Offering Document Cross-Reference	Principal Prepayment Amount		Prepayment Penalties
			Payoff Amount	Curtailment Amount	Prepayment Premium	Yield Maintenance Premium

Totals

K-13

EXHIBIT K

Wells Fargo Bank, N.A. Corporate Trust Services 8480 Stagecoach Circle Frederick, MD 21701-4747	DivCore CLO 2013-1, Ltd.	For Additional Information please contact CTSLink Customer Service 1-866-846-4526 Reports Available www.ctslink.com
		Payment Date:	12/16/2013
		Record Date:	12/01/2013
		Determination Date:	12/09/2013

Historical Detail

Delinquencies							Prepayments		Rate and Maturities
Distribution Date	30-59 Days # Balance	60-89 Days # Balance	90 Days or More # Balance	Foreclosure # Balance	REO # Balance	Modifications # Balance	Curtailments # Balance	Payoff # Balance	Next Weighted Avg. Coupon Remit	WAM

Note: Foreclosure and REO Totals are excluded from the delinquencies.

K-14

EXHIBIT K

Wells Fargo Bank, N.A. Corporate Trust Services 8480 Stagecoach Circle Frederick, MD 21701-4747	DivCore CLO 2013-1, Ltd.	For Additional Information please contact CTSLink Customer Service 1-866-846-4526 Reports Available www.ctslink.com
		Payment Date:	12/16/2013
		Record Date:	12/01/2013
		Determination Date:	12/09/2013

Delinquency Loan Detail

Collateral Interest Number	Offering Document Cross-Reference	# of Months Delinq.	Paid Through Date	Current P & I Advances	Outstanding P & I Advances **	Status of Mortgage Loan (1)	Resolution Strategy Code (2)	Servicing Transfer Date	Foreclosure Date	Actual Principal Balance	Outstanding Servicing Advances	Bankruptcy Date	REO Date

Totals

(1) Status of Mortgage Loan									(2) Resolution Strategy Code

A	-	Payment Not Received	0	-	Current	4	-	Assumed Scheduled Payment	1	-	Modification	6	-	DPO	10	-	Deed In Lieu Of
		But Still in Grace Period	1	-	One Month Delinquent			(Performing Matured Balloon)	2	-	Foreclosure	7	-	REO			Foreclosure
		Or Not Yet Due	2	-	Two Months Delinquent	5	-	Non Performing Matured Balloon	3	-	Bankruptcy	8	-	Resolved	11	-	Full Payoff
B	-	Late Payment But Less	3	-	Three or More Months Delinquent				4	-	Extension	9	-	Pending Return	12	-	Reps and Warranties
		Than 1 Month Delinquent							5	-	Note Sale			to Master Servicer	13	-	Other or TBD

** Outstanding P & I Advances include the current period advance.

K-15

EXHIBIT K

Wells Fargo Bank, N.A. Corporate Trust Services 8480 Stagecoach Circle Frederick, MD 21701-4747	DivCore CLO 2013-1, Ltd.	For Additional Information please contact CTSLink Customer Service 1-866-846-4526 Reports Available www.ctslink.com
		Payment Date:	12/16/2013
		Record Date:	12/01/2013
		Determination Date:	12/09/2013

Specially Serviced Loan Detail - Part 1
Distribution Date	Collateral Interest Number	Offering Document Cross-Reference	Servicing Transfer Date	Resolution Strategy Code (1)	Scheduled Balance	Property Type (2)	State	Interest Rate	Actual Balance	Net Operating Income	NOI Date	DSCR	Note Date	Maturity Date	Remaining Amortization Term

(1) Resolution Strategy Code									(2) Property Type Code

1	-	Modification	6	-	DPO	10	-	Deed In Lieu Of	MF	-	Multi-Family	OF	-	Office
2	-	Foreclosure	7	-	REO			Foreclosure	RT	-	Retail	MU	-	Mixed use
3	-	Bankruptcy	8	-	Resolved	11	-	Full Payoff	HC	-	Health Care	LO	-	Lodging
4	-	Extension	9	-	Pending Return	12	-	Reps and Warranties	IN	-	Industrial	SS	-	Self Storage
5	-	Note Sale			to Master Servicer	13	-	Other or TBD	WH MH	- -	Warehouse Mobile Home Park	OT	-	Other

K-16

EXHIBIT K

Wells Fargo Bank, N.A. Corporate Trust Services 8480 Stagecoach Circle Frederick, MD 21701-4747	DivCore CLO 2013-1, Ltd.	For Additional Information please contact CTSLink Customer Service 1-866-846-4526 Reports Available www.ctslink.com
		Payment Date:	12/16/2013
		Record Date:	12/01/2013
		Determination Date:	12/09/2013

Specially Serviced Loan Detail - Part 2

Distribution Date	Collateral Interest Number	Offering Document Cross-Reference	Resolution Strategy Code (1)	Site Inspection Date	Phase 1 Date	Appraisal Date	Appraisal Value	Other REO Property Revenue	Comment

(1) Resolution Strategy Code

1	-	Modification	6	-	DPO	10	-	Deed In Lieu Of
2	-	Foreclosure	7	-	REO			Foreclosure
3	-	Bankruptcy	8	-	Resolved	11	-	Full Payoff
4	-	Extension	9	-	Pending Return	12	-	Reps and Warranties
5	-	Note Sale			to Master Servicer	13		Other or TBD

K-17

EXHIBIT K

Wells Fargo Bank, N.A. Corporate Trust Services 8480 Stagecoach Circle Frederick, MD 21701-4747	DivCore CLO 2013-1, Ltd.	For Additional Information please contact CTSLink Customer Service 1-866-846-4526 Reports Available www.ctslink.com
		Payment Date:	12/16/2013
		Record Date:	12/01/2013
		Determination Date:	12/09/2013

Advance Summary

	Current P&I Advances	Outstanding P&I Advances	Outstanding Servicing Advances	Current Period Interest on P&I and Servicing Advances Paid

Totals	0.00	0.00	0.00	0.00

K-18

EXHIBIT K

Wells Fargo Bank, N.A. Corporate Trust Services 8480 Stagecoach Circle Frederick, MD 21701-4747	DivCore CLO 2013-1, Ltd.	For Additional Information please contact CTSLink Customer Service 1-866-846-4526 Reports Available www.ctslink.com
		Payment Date:	12/16/2013
		Record Date:	12/01/2013
		Determination Date:	12/09/2013

Modified Loan Detail

Collateral Interest Number	Offering Document Cross-Reference	Pre-Modification Balance	Post-Modification Balance	Pre-Modification Interest Rate	Post-Modification Interest Rate	Modification Date	Modification Description

Totals

K-19

EXHIBIT K

Wells Fargo Bank, N.A. Corporate Trust Services 8480 Stagecoach Circle Frederick, MD 21701-4747	DivCore CLO 2013-1, Ltd.	For Additional Information please contact CTSLink Customer Service 1-866-846-4526 Reports Available www.ctslink.com
		Payment Date:	12/16/2013
		Record Date:	12/01/2013
		Determination Date:	12/09/2013

Historical Liquidated Loan Detail

Distribution Date	ODCR	Beginning Scheduled Balance	Fees, Advances, and Expenses *	Most Recent Appraised Value or BPO	Gross Sales Proceeds or Other Proceeds	Net Proceeds Received on Liquidation	Net Proceeds Available for Distribution	Realized Loss to Trust	Date of Current Period Adj. to Trust	Current Period Adjustment to Trust	Cumulative Adjustment to Trust	Loss to Loan with Cum Adj. to Trust

Current Total
Cumulative Total

* Fees, Advances and Expenses also include outstanding P & I advances and unpaid fees (servicing, trustee, etc.).

K-20

EXHIBIT K

Wells Fargo Bank, N.A. Corporate Trust Services 8480 Stagecoach Circle Frederick, MD 21701-4747	DivCore CLO 2013-1, Ltd.	For Additional Information please contact CTSLink Customer Service 1-866-846-4526 Reports Available www.ctslink.com
		Payment Date:	12/16/2013
		Record Date:	12/01/2013
		Determination Date:	12/09/2013

Historical Bond/Collateral Loss Reconciliation Detail
Distribution Date	Offering Document Cross-Reference	Beginning Balance at Liquidation	Aggregate Realized Loss on Loans	Prior Realized Loss Applied to Certificates	Amounts Covered by Credit Support	Interest (Shortages)/ Excesses	Modification /Appraisal Reduction Adj.	Additional (Recoveries) /Expenses	Realized Loss Applied to Certificates to Date	Recoveries of Realized Losses Paid as Cash	(Recoveries)/ Losses Applied to Certificate Interest

Totals

K-21

EXHIBIT K

Wells Fargo Bank, N.A. Corporate Trust Services 8480 Stagecoach Circle Frederick, MD 21701-4747	DivCore CLO 2013-1, Ltd.	For Additional Information please contact CTSLink Customer Service 1-866-846-4526 Reports Available www.ctslink.com
		Payment Date:	12/16/2013
		Record Date:	12/01/2013
		Determination Date:	12/09/2013

Interest Shortfall Reconciliation Detail - Part 1
Offering Document Cross-Reference	Stated Principal Balance at Contribution	Current Ending Scheduled Balance	Special Servicing Fees					Non-Recoverable (Scheduled Interest)	Interest on Advances	Modified Interest Rate (Reduction) /Excess
			Monthly	Liquidation	Work Out	ASER	(PPIS) Excess

Totals

K-22

EXHIBIT K

Wells Fargo Bank, N.A. Corporate Trust Services 8480 Stagecoach Circle Frederick, MD 21701-4747	DivCore CLO 2013-1, Ltd.	For Additional Information please contact CTSLink Customer Service 1-866-846-4526 Reports Available www.ctslink.com
		Payment Date:	12/16/2013
		Record Date:	12/01/2013
		Determination Date:	12/09/2013

Interest Shortfall Reconciliation Detail - Part 2

Offering	Stated Principal	Current Ending	Reimb of Advances to the Servicer
Document	Balance at	Scheduled	Current Month	Left to Reimburse	Other (Shortfalls)/	Comments
Cross-Reference	Contribution	Balance		Master Servicer	Refunds

Totals
Interest Shortfall Reconciliation Detail Part 2 Total				0.00
Interest Shortfall Reconciliation Detail Part 1 Total				0.00
Total Interest Shortfall Allocated to Trust				0.00

K-23

EXHIBIT K

Wells Fargo Bank, N.A. Corporate Trust Services 8480 Stagecoach Circle Frederick, MD 21701-4747	DivCore CLO 2013-1, Ltd.	For Additional Information please contact CTSLink Customer Service 1-866-846-4526 Reports Available www.ctslink.com
		Payment Date:	12/16/2013
		Record Date:	12/01/2013
		Determination Date:	12/09/2013

Supplemental Reporting

Page 24 of 24

K-24